UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-06621
                                                     ---------------------

                  Nuveen Premium Income Municipal Fund 2, Inc.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)



                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                Kevin J. McCarthy
                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
--------------------------------------------------------------------------------
                     (Name and address of agent for service)

      Registrant's telephone number, including area code:  (312) 917-7700
                                                           -------------------

                  Date of fiscal year end: October 31
                                           ------------------

                  Date of reporting period: October 31, 2009
                                            ------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

                                                        LOGO: NUVEEN INVESTMENTS

Closed-End Funds

--------------------------------------------------------------------------------
Nuveen Investments
Municipal Closed-End Funds

IT'S NOT WHAT YOU EARN, IT'S WHAT YOU KEEP.(R)

Annual Report
October 31, 2009

--------------------------  ------------------------  --------------------------
NUVEEN PREMIUM              NUVEEN PREMIUM            NUVEEN PREMIUM
INCOME MUNICIPAL            INCOME MUNICIPAL          INCOME MUNICIPAL
FUND, INC.                  FUND 2, INC.              FUND 4, INC.
NPI                         NPM                       NPT

                                  (OCTOBER 09)

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statements directly from Nuveen.

                                                        LOGO: NUVEEN INVESTMENTS

Chairman's
Letter to Shareholders

[PHOTO OF ROBERT P. BREMNER]

DEAR SHAREHOLDER,

The financial markets in which your Fund operates continue to reflect the larger economic crosscurrents. The illiquidity that infected global credit markets over the last year continues to recede but there is concern about the impact of a reduction in official liquidity support programs. The major institutions that are the linchpin of the international financial system have strengthened their capital structures, but many still struggle with losses in their various portfolios. Global trends include increasing trade and concern about the ability of the U.S. government to address its substantial budgetary deficits.

While the fixed-income and equity markets have recovered from the lows recorded in the first quarter of 2009, identifying those developments that will define the future is never easy, and rarely is it more difficult than at present. A fundamental component of a successful investment program is a commitment to remain focused on long-term investment goals even during periods of heightened market uncertainty. Another component is to re-evaluate investment disciplines and tactics and to confirm their validity following periods of extreme volatility and market dislocation, such as we have recently experienced. Your Board carried out an intensive review of investment performance with these objectives in mind during April and May of 2009 as part of the annual management contract renewal process. I encourage you to read the description of this process in the Annual Investment Management Agreement Approval Process section of this report. Confirming the appropriateness of a long term investment strategy is as important for our shareholders as it is for our professional investment managers. For that reason, I again encourage you to remain in communication with your financial consultant on this subject.

In September 2009, Nuveen completed the refinancing at par of all the auction rate preferred shares issued by its taxable closed-end funds. On October 15, Nuveen announced the first successful offering of an issue of MuniFund Term Preferred Shares. This new form of preferred securities joins the Variable Rate Demand Preferred securities as vehicles for refinancing existing municipal fund auction rate preferred shares (ARPS). By the beginning of December 2009, six of the leveraged municipal closed-end funds had redeemed all of their outstanding ARPS. Nuveen remains committed to resolving the issues connected with outstanding auction rate preferred shares. Please consult the Nuveen web site for the most recent information on this issue and all recent developments on your Nuveen Funds at: www.nuveen.com.

On behalf of the other members of your Fund's Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

/S/ Robert P. Bremner

Robert P. Bremner
Chairman of the Board
December 21, 2009

                                                            Nuveen Investments 1

FUND MERGER AND MANAGEMENT CONSOLIDATION

Effective October 16, 2009, four Nuveen Florida closed-end Funds were reorganized into three existing Nuveen national closed-end municipal bond Funds (collectively, the "Reorganizations"). Each Reorganization was approved by the shareholders of the respective Nuveen Florida and national Funds.

The closed-end Fund within this shareholder report (NPM) has been reorganized as follows:

Nuveen Florida Investment Quality Municipal Fund (NQF) and
Nuveen Florida Quality Income Municipal Fund (NUF) into
Nuveen Premium Income Municipal Fund 2, Inc. (NPM)

Prior to the Reorganization, each Fund provided current income exempt from regular federal income tax. The Florida Funds invested primarily in a portfolio of municipal obligations issued by state and local government authorities within the state of Florida or certain U.S. territories. NPM invests primarily in a portfolio of municipal obligations issued by state and local government authorities or certain U.S. territories. As the surviving Fund, the investment objectives and strategies of NPM remain unchanged and the reorganized Fund will pursue NPM's investment objectives and strategies

2 Nuveen Investments

PORTFOLIO MANAGERS' COMMENTS

NUVEEN PREMIUM INCOME MUNICIPAL FUND, INC. (NPI)
NUVEEN PREMIUM INCOME MUNICIPAL FUND 2, INC. (NPM)
NUVEEN PREMIUM INCOME MUNICIPAL FUND 4, INC. (NPT)

Portfolio managers Paul Brennan and John Wilhelm discuss U.S. economic and municipal market conditions, key investment strategies and the twelve-month performance of these three national Funds. With 20 years of investment experience, including twelve years at Nuveen, Paul has managed NPI and NPM since 2006. John, who came to Nuveen in 2001 with 20 years of industry experience, assumed portfolio management responsibility for NPT in March 2009.

WHAT FACTORS AFFECTED THE U.S. ECONOMY AND MUNICIPAL MARKET DURING THE TWELVE-MONTH REPORTING PERIOD ENDED OCTOBER 31, 2009?

During this reporting period, municipal bond prices generally rose as strong cash flows into municipal bond funds combined with a tighter supply of new tax-exempt issuance to provide favorable supply and demand conditions. As the period began, there continued to be considerable downward pressure on the economy. In an effort to improve conditions, the Federal Reserve (Fed), lowered the fed funds rate to a target range of zero to 0.25% in December 2008, the lowest level on record. In February 2009, the federal government augmented its efforts to boost the economy by passing a $787 billion stimulus package, which joined the $700 billion financial industry rescue package it had passed in late 2008. In March 2009, the Fed announced that, in addition to maintaining the current rate, it would buy $300 billion in long-term Treasury securities in an effort to support private credit markets and up to an additional $750 billion in agency mortgage-backed securities to bolster the credit and housing markets.

In recent months, the measures taken by the Fed and others to ease the economic recession have produced some incipient signs of improvement. In the third quarter of 2009, the U.S. economy, as measured by the U.S. gross domestic product (GDP), posted positive growth (2.8% annualized) for the first time since the second quarter of 2008. Housing prices also provided a bright spot between June and September 2009 by recording four consecutive months of positive returns, the first following three years of decline. At the same time, inflation remained muted, as the Consumer Price Index (CPI), reflecting a 14% drop in energy prices, fell 0.2% year-over-year as of October 2009. This marked the seventh straight month that consumer prices dropped from their levels of a year earlier, the longest such decline since 1954-1955. The core CPI (which excludes

CERTAIN STATEMENTS IN THIS REPORT ARE FORWARD-LOOKING STATEMENTS. DISCUSSIONS OF SPECIFIC INVESTMENTS ARE FOR ILLUSTRATION ONLY AND ARE NOT INTENDED AS RECOMMENDATIONS OF INDIVIDUAL INVESTMENTS. THE FORWARD-LOOKING STATEMENTS AND OTHER VIEWS EXPRESSED HEREIN ARE THOSE OF THE PORTFOLIO MANAGERS AS OF THE DATE OF THIS REPORT. ACTUAL FUTURE RESULTS OR OCCURRENCES MAY DIFFER SIGNIFICANTLY FROM THOSE ANTICIPATED IN ANY FORWARD-LOOKING STATEMENTS, AND THE VIEWS EXPRESSED HEREIN ARE SUBJECT TO CHANGE AT ANY TIME, DUE TO NUMEROUS MARKET AND OTHER FACTORS. THE FUNDS DISCLAIM ANY OBLIGATION TO UPDATE PUBLICLY OR REVISE ANY FORWARD-LOOKING STATEMENTS OR VIEWS EXPRESSED HEREIN.

                                                            Nuveen Investments 3
food and energy) rose 1.7% over this twelve-month period, within the Fed's unofficial objective of 2.0% or lower for this measure. However, the economy continued to be stressed by weakness in the labor markets. October 2009 marked the 22nd consecutive month of net job losses, with a total of 7.3 million jobs lost since the recession began in December 2007. This is the biggest decline since the Great Depression. The national unemployment rate for October 2009 was 10.2%, a 26-year high, up from 6.6% in October 2008.

Municipal market conditions began to show general signs of improvement in mid-December 2008 and municipal bonds continued to improve throughout most of 2009. This trend was bolstered by the reduced supply of tax-exempt municipal debt in the marketplace, due in part to the introduction of the Build America Bond program in April 2009. Build America Bonds are a new class of taxable municipal debt created as part of the February 2009 economic stimulus package. These bonds offer municipal issuers a federal subsidy equal to 35% of the security's interest payments, and therefore provide issuers with an attractive alternative to traditional tax-exempt debt. As of October 31, 2009, taxable Build America Bonds issuance totaled $48.5 billion, accounting for almost 20% of new bonds issued in the municipal market during the period tax-exempt since their introduction.

Over the twelve months ended October 31, 2009, municipal bond issuance nationwide totaled $404.5 billion, a drop of approximately 10% compared with the twelve-month period ended October 31, 2008. As mentioned earlier, demand for tax-exempt bonds was strong, especially on the part of individual investors and broker/dealers. The combination of lower tax-exempt supply and increased demand provided support for municipal bond prices.

WHAT KEY STRATEGIES WERE USED TO MANAGE THESE FUNDS?

During the majority of this twelve-month period, the tax-exempt municipal bond market was characterized by strong demand, constrained supply and generally improving valuations.

In this environment, our trading activity continued to focus on finding relative value by taking a bottom-up approach to discover undervalued sectors and individual credits with the potential to perform well over the long term. In NPI and NPM, we generally purchased bonds with longer maturities in two categories: essential services and health care. In essential services, our purchase included bonds that financed water and sewer projects, utilities, schools and roads. We also bought bonds in the health care sector, most of which were rated AA or A. While the overall issuance of new tax-exempt bonds declined, supply was more plentiful in the health care sector because hospitals generally do not qualify for the Build America Bond program and so must continue to issue bonds

4 Nuveen Investments
in the tax-exempt municipal market. Supply in this sector was also boosted by the fact that many hospitals were issuing fixed rate bonds in order to refinance and retire outstanding debt that had initially been issued as variable rate debt.

In NPT, our focus was on allocating more Fund assets to lower-rated bonds by purchasing credits rated A and BBB and, to a lesser degree, non-rated and sub-investment grade bonds. These bonds, which we purchased in both the primary and secondary markets, tended to have maturities at the longer end of the yield curve. From a sector perspective, we emphasized hospital and industrial development revenue (IDR) bonds, both of which we believed to be significant areas of opportunity.

Cash for new purchases during this period was generated by maturing or called bonds. In addition, we sold bonds with shorter maturities in NPI and NPM, including some pre-refunded holdings. In NPT, we sold holdings that we believed did not have much opportunity for price appreciation, including bonds that were pre-refunded and bonds that were close to their call dates. While there was considerable issuance of Build America Bonds over the last half of this period, these bonds do not represent appropriate investment opportunities for these three Funds because their interest payments are considered taxable income.

All of these Funds continued to use inverse floating rate securities(1) as a form of leverage for a variety of reasons, including duration management, income enhancement and total return enhancements. During the first part of the period, NPI also invested in additional types of derivative instruments(2) designed to help shorten its duration. These derivatives were removed early in 2009.

ASSETS ACQUIRED IN THE REORGANIZATION

As mentioned on page two, on October 16, 2009, following shareholder approval, the Nuveen Florida Investment Quality Municipal Fund (NQF) and the Nuveen Florida Quality Income Municipal Fund (NUF) were reorganized into NPM. In the Reorganization, NPM acquired substantially all of the assets and liabilities of the these Funds in a tax-free transaction in exchange for an equal aggregate value of newly-issued common shares.

In general the securities acquired through these Reorganizations matched the investment parameters and strategies of NPM and therefore required little immediate portfolio activity. However, the intention overtime is to reduce the Fund's concentration of Florida holdings.

(1) An inverse floating rate security, also known as an inverse floater, is a financial instrument designed to pay long-term tax-exempt interest at a rate that varies inversely with a short-term tax-exempt interest rate index. For the Nuveen Funds, the index typically used is the Securities Industry and Financial Markets (SIFM) Municipal Swap Index (previously referred to as the Bond Market Association Index or BMA). Inverse floaters, including those inverse floating rate securities in which the Funds invested during this reporting period, are further defined within the Notes to Financial Statements and Glossary of Terms Used in this Report sections of this report.

(2) Each Fund may invest in derivative instruments such as forwards, futures, options and swap transactions. For additional information on the derivative instruments in which each Fund was invested during and at the end of the reporting period, see the Portfolio of Investments, Financials Statements and Notes to Financial Statements sections of this report.

                                                            Nuveen Investments 5

HOW DID THE FUNDS PERFORM?

Individual results for these Funds, as well as relevant index and peer group information, are presented in the accompanying table.

AVERAGE ANNUAL TOTAL RETURNS ON COMMON SHARE NET ASSET VALUE
FOR PERIODS ENDED 10/31/09

                                                         1-YEAR  5-YEAR  10-YEAR
--------------------------------------------------------------------------------
NPI                                                      22.89%   3.38%    6.06%
NPM                                                      28.38%   3.81%    5.89%
NPT                                                      26.11%   3.92%    5.18%

Standard & Poor's (S&P) National Municipal
  Bond Index(3)                                          14.15%   4.04%    5.61%

Lipper General Leveraged Municipal Debt
  Funds Average(4)                                       26.02%   3.32%    6.02%
--------------------------------------------------------------------------------

For the twelve months ended October 31, 2009, the total returns on common share net asset value (NAV) for all three of these Nuveen Funds exceeded the returns for the Standard & Poor's (S&P) National Municipal Bond Index. NPM and NPT also outperformed the average return for the Lipper General Leveraged Municipal Debt Funds Average, while NPI lagged this measure for the same period.

Key management factors that influenced the Funds' returns during this period included yield curve and duration positioning, credit exposure and sector allocation. In addition, leverage was an important positive factor affecting the Funds' performances over this period. The impact of leverage is discussed in more detail on page eight.

During this period, prices rose and yields declined for many municipal securities, especially those at the long end of the municipal yield curve. As a result, longer-term bonds generally outperformed credits with shorter maturities, with bonds maturing in one to two years posting the weakest returns for the period. In general, these Funds benefited from their exposure to the longer part of the yield curve. As mentioned earlier, our duration strategies in NPI included using derivative positions during the first part of this period to synthetically shorten the duration of this Fund. These derivative positions performed poorly during this period and had a negative impact on NPI's relative total return performance.

While yield curve positioning and duration played important roles in performance, credit exposure was also a significant factor. As noted earlier, demand for municipal bonds increased among both institutional and individual investors during this period. This increase was driven by a variety of factors, including concerns about potential tax increases, the need to rebalance portfolio allocations and a growing appetite for additional risk. At the same time, the supply of new tax-exempt municipal securities declined. As investors bid up municipal bond prices, bonds rated BBB or below and non-rated bonds generally outperformed those rated AAA. In this environment, the Funds'

      Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares.

      For additional information, see the individual Performance Overview for your Fund in this report.

(3) The Standard & Poor's (S&P) National Municipal Bond Index is an unleveraged, market value-weighted index designed to measure the performance of the investment-grade U.S. municipal bond market. This index does not reflect any initial or ongoing expenses and is not available for direct investment.

(4) The Lipper General Leveraged Municipal Debt Funds Average is calculated using the returns of all closed-end funds in this category for each period as follows: 1-year, 54 funds; 5-year 52 funds; and 10-year, 38 funds. Fund and Lipper returns assume reinvestment of dividends. You cannot invest directly in a Lipper Average.

6 Nuveen Investments
performances benefited greatly from their allocations of bonds rated BBB or below, and non-rated bonds.

Holdings that generally contributed positively to the Funds' performances included industrial development revenue (IDR), housing and health care bonds. In general, these Funds had relatively heavy weightings in health care and housing. Education, water and sewer, transportation and special tax bonds also outperformed the general municipal market during this period and zero coupon bonds and credits backed by the 1998 master tobacco settlement agreement were strong performers.

Pre-refunded bonds, which are often backed by U.S. Treasury securities and which had been one of the top performing segments of the municipal bond market over the past two years, performed especially poorly during this period. This was due primarily to their shorter effective maturities and higher credit quality. Among these three Funds, NPI held the largest allocation of pre-refunded bonds as of October 31, 2009, while NPM had the smallest allocation. Other market segments that detracted from relative performance included resource recovery, leasing bonds and electric utility bonds. These were the only three revenue sectors that failed to outperform the overall municipal market during this period. Many general obligation bonds also struggled to keep pace with the overall municipal market.

All three Funds were negatively impacted to varying degrees by their holdings of AMBAC-Insured bonds issued for the Las Vegas monorail project, that links various casinos on the Las Vegas strip. The project has struggled to build ridership and turn a profit, and proposals to extend the monorail to McCarran International Airport remained on hold. NPI had the heaviest exposure to these bonds, which are now rated below investment grade, while NPM held the smallest allocation.

IMPACT OF THE FUNDS' CAPITAL STRUCTURES AND LEVERAGE STRATEGIES ON PERFORMANCE

One important factor impacting the returns of these Funds relative to the comparative index was the Funds' use of financial leverage. The Funds use leverage because their managers believe that, over time, leveraging provides opportunities for additional income and total returns for common shareholders. However, use of leverage also can expose common shareholders to additional risk -- especially when market conditions are unfavorable. For example, as the prices of securities held by a Fund decline, the negative impact of these valuation changes on common share net asset value and common shareholder total return is magnified by the use of leverage. Conversely, leverage may enhance common share returns during periods when bond prices generally are rising.

                                                            Nuveen Investments 7

Over the early part of this period, leverage hampered the performance of the Funds using this strategy. However, leverage made a significant positive contribution to those Funds returns over much of 2009, which can be seen in their twelve-month performance shown on page six.

RECENT DEVELOPMENTS REGARDING THE FUNDS' LEVERAGED CAPITAL STRUCTURE

As noted in the last several shareholder reports, the auction rate preferred shares issued by many closed-end funds, including these Nuveen Funds, have been hampered by a lack of liquidity since February 2008. Since that time, more auction rate preferred shares have been submitted for sale in their regularly scheduled auctions than there have been offers to buy. In fact, offers to buy have been almost completely non-existent since late February 2008. This means that these auctions have "failed to clear," and that many, or all, of the auction rate preferred shareholders who wanted to sell their shares in these auctions were unable to do so. This lack of liquidity in auction rate preferred shares did not lower the credit quality of these shares, and auction rate preferred shareholders unable to sell their shares received distributions at the "maximum rate" applicable to failed auctions, as calculated in accordance with the pre-established terms of the auction rate preferred shares. In the recent market, with short-term rates at multi-generational lows, those maximum rates also have been low.

One continuing implication for common shareholders from the auction failures is that each Fund's cost of leverage likely has been incrementally higher at times than it otherwise might have been had the auctions continued to be successful. As a result, each Fund's common share earnings likely have been incrementally lower at times than they otherwise might have been.

As noted in past shareholder reports, the Funds' Board of Directors authorized a plan to use tender option bonds (TOBs), also known as floating rate securities, to refinance a portion of the Funds' outstanding auction rate preferred shares. The amount of TOBs that a Fund may use varies according to the composition of each Fund's portfolio. Some Funds have a greater ability to use TOBs than others. As of October 31, 2009, some Funds have issued Variable Rate Demand Preferred Shares (VRDP), but these issuances have been limited since it has been difficult to find liquidity facilities on economically viable terms given the constrained credit environment. Some Funds also have issued MuniFund Term Preferred (MTP), a fixed-rate form of Preferred stock with a mandatory redemption period of five years. However, the Funds cannot provide any assurance on when the remaining outstanding auction rate preferred shares might be redeemed.

8 Nuveen Investments

As of October 31, 2009, the amount of auction rate preferred securities redeemed by the Funds are as shown in the accompanying table.

                                               AUCTION RATE        % OF ORIGINAL
                                           PREFERRED SHARES         AUCTION RATE
FUND                                               REDEEMED     PREFERRED SHARES
--------------------------------------------------------------------------------
NPI                                            $124,350,000                23.7%
NPM                                            $108,475,000*               18.2%
NPT                                            $ 79,350,000                23.4%
--------------------------------------------------------------------------------
* Includes auction rate preferred shares acquired from Reorganization of Nuveen Investment Quality Municipal Fund (NQF) and Nuveen Florida Quality Income Municipal Fund (NUF).

As of October 31, 2009, 75 out of the 88 Nuveen closed-end municipal funds that had issued auction rate preferred have redeemed, at par, all or a portion of shares. These redemptions bring the total amount of Nuveen's municipal closed-end funds' auction rate preferred share redemptions to approximately $2.4 billion of the original $11 billion outstanding.

For up-to-date information, please visit the Nuveen CEF Auction Rate Preferred Resource Center at:
http://www.nuveen.com/ResourceCenter/AuctionRatePreferred.aspx.

                                                            Nuveen Investments 9

COMMON SHARE DIVIDEND AND SHARE PRICE INFORMATION

During the twelve-month reporting period ended October 31, 2009, NPI, NPM and NPT each had three monthly dividend increases.

All of the Funds in this report seek to pay stable dividends at rates that reflect each Fund's past results and projected future performance. During certain periods, each Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it holds the excess in reserve as undistributed net investment income (UNII) as part of the Fund's NAV. Conversely, if a Fund has cumulatively paid dividends in excess of its earnings, the excess constitutes negative UNII that is likewise reflected in the Fund's NAV. Each Fund will, over time, pay all of its net investment income as dividends to shareholders. As of October 31, 2009, all of the Funds in this report had positive UNII balances for both tax and financial statement purposes.

COMMON SHARE REPURCHASES AND SHARE PRICE INFORMATION

As of October 31, 2009, NPM repurchased common shares as shown in the accompanying table. Since the inception of this program, NPI and NPT have not repurchased any of their outstanding common shares.

                                              COMMON SHARES     % OF OUTSTANDING
FUND                                            REPURCHASED        COMMON SHARES
--------------------------------------------------------------------------------
NPM                                                 300,000*                0.7%
--------------------------------------------------------------------------------
* Does not include common shares repurchase activity of Nuveen Florida Investment Quality Municipal Fund (NQF) or Nuveen Florida Quality Income Municipal Fund (NUF) prior to Reorganization on October 16, 2009.

During the twelve-month reporting period, NPM's common shares were repurchased at a weighted average price and a weighted average discount per common share as shown in the accompanying table.

                                          WEIGHTED AVERAGE      WEIGHTED AVERAGE
                                           PRICE PER SHARE    DISCOUNT PER SHARE
FUND                                           REPURCHASED           REPURCHASED
--------------------------------------------------------------------------------
NPM                                                 $11.32                13.90%
--------------------------------------------------------------------------------

10 Nuveen Investments

As of October 31, 2009, the Funds' common share prices were trading at (-) discounts to their common share NAVs as shown in the accompanying table.

                                                 10/31/09   TWELVE-MONTH AVERAGE
FUND                                          (-)DISCOUNT           (-) DISCOUNT
--------------------------------------------------------------------------------
NPI                                                -6.92%                 -6.72%
NPM                                                -8.12%                 -8.32%
NPT                                                -7.07%                 -9.03%
--------------------------------------------------------------------------------

                                                           Nuveen Investments 11

NPI Performance OVERVIEW | Nuveen Premium Income Municipal Fund, Inc.
                           as of October 31, 2009

FUND SNAPSHOT
--------------------------------------------------------------------------------
Common Share Price                                                       $12.77
--------------------------------------------------------------------------------
Common Share
Net Asset Value                                                          $13.72
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                -6.92%
--------------------------------------------------------------------------------
Market Yield                                                              6.58%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield(1)                                               9.14%
--------------------------------------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                                                   $875,341
--------------------------------------------------------------------------------
Average Effective Maturity
on Securities (Years)                                                     14.50
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                                                10.87
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 7/18/88)
--------------------------------------------------------------------------------
                                            ON SHARE PRICE               ON NAV
--------------------------------------------------------------------------------
1-Year                                              24.61%               22.89%
--------------------------------------------------------------------------------
5-Year                                               3.56%                3.38%
--------------------------------------------------------------------------------
10-Year                                              6.73%                6.06%
--------------------------------------------------------------------------------

STATES
(as a % of total investments)
--------------------------------------------------------------------------------
California                                                                13.3%
--------------------------------------------------------------------------------
Texas                                                                     10.2%
--------------------------------------------------------------------------------
New York                                                                   8.4%
--------------------------------------------------------------------------------
Illinois                                                                   6.1%
--------------------------------------------------------------------------------
New Jersey                                                                 5.6%
--------------------------------------------------------------------------------
Florida                                                                    3.7%
--------------------------------------------------------------------------------
Massachusetts                                                              3.6%
--------------------------------------------------------------------------------
South Carolina                                                             3.5%
--------------------------------------------------------------------------------
Alabama                                                                    3.1%
--------------------------------------------------------------------------------
Minnesota                                                                  3.0%
--------------------------------------------------------------------------------
Pennsylvania                                                               2.9%
--------------------------------------------------------------------------------
Louisiana                                                                  2.9%
--------------------------------------------------------------------------------
Colorado                                                                   2.9%
--------------------------------------------------------------------------------
District of Columbia                                                       2.5%
--------------------------------------------------------------------------------
Wisconsin                                                                  2.5%
--------------------------------------------------------------------------------
Michigan                                                                   2.5%
--------------------------------------------------------------------------------
Nevada                                                                     2.4%
--------------------------------------------------------------------------------
Washington                                                                 2.2%
--------------------------------------------------------------------------------
Other                                                                     18.7%
--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION
(as a % of total investments)
--------------------------------------------------------------------------------
U.S. Guaranteed                                                           23.2%
--------------------------------------------------------------------------------
Health Care                                                               16.4%
--------------------------------------------------------------------------------
Tax Obligation/Limited                                                    15.3%
--------------------------------------------------------------------------------
Tax Obligation/General                                                    11.6%
--------------------------------------------------------------------------------
Transportation                                                            10.0%
--------------------------------------------------------------------------------
Utilities                                                                  5.8%
--------------------------------------------------------------------------------
Education and Civic Organizations                                          4.2%
--------------------------------------------------------------------------------
Other                                                                     13.5%
--------------------------------------------------------------------------------

Credit Quality (as a % of total investments)

                                  [PIE CHART]

AAA/U.S. Guaranteed                                                          39%
AA                                                                           23%
A                                                                            24%
BBB                                                                          11%
BB or Lower                                                                   1%
N/R                                                                           2%

2008-2009 Monthly Tax-Free Dividends Per Common Share

                                   [BAR CHART]

Nov                                                                     $   0.06
Dec                                                                         0.06
Jan                                                                         0.06
Feb                                                                         0.06
Mar                                                                        0.062
Apr                                                                        0.062
May                                                                        0.068
Jun                                                                        0.068
Jul                                                                        0.068
Aug                                                                        0.068
Sep                                                                         0.07
Oct                                                                         0.07

Common Share Price Performance -- Weekly Closing Price

                                  [LINE CHART]

11/01/08                                                                $  10.99
                                                                            11.8
                                                                           11.07
                                                                            9.75
                                                                            10.4
                                                                            9.75
                                                                            8.97
                                                                           10.11
                                                                             9.9
                                                                           11.02
                                                                            11.8
                                                                           11.73
                                                                           11.79
                                                                           12.04
                                                                           12.09
                                                                           11.65
                                                                           10.85
                                                                           11.46
                                                                           10.93
                                                                           11.51
                                                                           11.65
                                                                           11.73
                                                                           11.54
                                                                           11.56
                                                                           11.98
                                                                           12.11
                                                                           12.15
                                                                           12.27
                                                                           12.47
                                                                           12.61
                                                                           12.43
                                                                           12.32
                                                                           12.06
                                                                           12.22
                                                                           12.35
                                                                           12.21
                                                                           12.42
                                                                            12.4
                                                                           12.51
                                                                           12.33
                                                                           12.33
                                                                           12.25
                                                                           12.62
                                                                           12.75
                                                                           13.03
                                                                           13.31
                                                                           13.34
                                                                           13.39
                                                                           13.44
                                                                           13.42
                                                                            12.9
                                                                              13
10/31/09                                                                   12.77

(1) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

12 Nuveen Investments

NPM Performance OVERVIEW | Nuveen Premium Income Municipal Fund 2, Inc.
                           as of October 31, 2009

Credit Quality (as a % of total investments)

                                  [PIE CHART]

AAA/U.S. Guaranteed                                                          33%
AA                                                                           24%
A                                                                            28%
BBB                                                                          10%
BB or Lower                                                                   1%
N/R                                                                           4%

2008-2009 Monthly Tax-Free Dividends Per Common Share

                                  [BAR CHART]

Nov                                                                    $  0.0575
Dec                                                                       0.0575
Jan                                                                       0.0575
Feb                                                                       0.0575
Mar                                                                       0.0635
Apr                                                                       0.0635
May                                                                        0.069
Jun                                                                        0.069
Jul                                                                        0.069
Aug                                                                        0.069
Sep                                                                        0.072
Oct                                                                        0.072

Common Share Price Performance -- Weekly Closing Price

                                  [LINE CHART]

11/01/08                                                               $   10.16
                                                                            10.8
                                                                           10.94
                                                                            9.21
                                                                             9.9
                                                                            9.21
                                                                            8.72
                                                                            9.67
                                                                            9.83
                                                                           10.71
                                                                           11.44
                                                                           11.49
                                                                            11.2
                                                                            11.4
                                                                           11.71
                                                                           11.69
                                                                           10.91
                                                                           11.36
                                                                           10.74
                                                                           11.49
                                                                           11.63
                                                                           11.73
                                                                           11.93
                                                                           11.93
                                                                              12
                                                                           12.26
                                                                           12.26
                                                                           12.61
                                                                           12.55
                                                                            12.6
                                                                            12.5
                                                                           12.47
                                                                           12.05
                                                                           12.31
                                                                          12.452
                                                                            12.6
                                                                           12.77
                                                                           12.61
                                                                           12.82
                                                                           12.67
                                                                           12.79
                                                                           12.64
                                                                            12.8
                                                                           13.14
                                                                           13.36
                                                                            13.5
                                                                           13.74
                                                                           13.82
                                                                           13.82
                                                                           13.73
                                                                         13.1299
                                                                           13.11
10/31/09                                                                   13.02

(1) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

(2) Percentage includes assets acquired in the Reorganization of Nuveen Florida Investment Quality Municipal Fund (NQF) and Nuveen Florida Quality Income Municipal Fund (NUF). Please see the Portfolio Managers' Comments for an expanded discussion on the intention overtime to reduce the Fund's concentration of Florida holdings.

FUND SNAPSHOT
--------------------------------------------------------------------------------
Common Share Price                                                       $13.02
--------------------------------------------------------------------------------
Common Share
Net Asset Value                                                          $14.17
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                -8.12%
--------------------------------------------------------------------------------
Market Yield                                                              6.64%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield(1)                                               9.22%
--------------------------------------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                                                 $1,003,366
--------------------------------------------------------------------------------
Average Effective Maturity
on Securities (Years)                                                     14.67
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                                                10.33
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 7/23/92)
--------------------------------------------------------------------------------
                                            ON SHARE PRICE               ON NAV
--------------------------------------------------------------------------------
1-Year                                              35.00%               28.38%
--------------------------------------------------------------------------------
5-Year                                               3.84%                3.81%
--------------------------------------------------------------------------------
10-Year                                              5.51%                5.89%
--------------------------------------------------------------------------------

STATES
(as a % of total investments)
--------------------------------------------------------------------------------
Florida(2)                                                                36.7%
--------------------------------------------------------------------------------
California                                                                 6.5%
--------------------------------------------------------------------------------
Illinois                                                                   5.4%
--------------------------------------------------------------------------------
New York                                                                   5.1%
--------------------------------------------------------------------------------
Texas                                                                      4.9%
--------------------------------------------------------------------------------
Washington                                                                 4.4%
--------------------------------------------------------------------------------
South Carolina                                                             3.7%
--------------------------------------------------------------------------------
New Jersey                                                                 2.8%
--------------------------------------------------------------------------------
Massachusetts                                                              2.7%
--------------------------------------------------------------------------------
Ohio                                                                       2.3%
--------------------------------------------------------------------------------
Louisiana                                                                  2.3%
--------------------------------------------------------------------------------
Alabama                                                                    2.1%
--------------------------------------------------------------------------------
Michigan                                                                   1.9%
--------------------------------------------------------------------------------
Other                                                                     19.2%
--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION
(as a % of total investments)
--------------------------------------------------------------------------------
Tax Obligation/Limited                                                    21.9%
--------------------------------------------------------------------------------
Health Care                                                               15.5%
--------------------------------------------------------------------------------
U.S. Guaranteed                                                           15.1%
--------------------------------------------------------------------------------
Tax Obligation/General                                                    10.7%
--------------------------------------------------------------------------------
Transportation                                                             9.9%
--------------------------------------------------------------------------------
Utilities                                                                  7.6%
--------------------------------------------------------------------------------
Water and Sewer                                                            6.1%
--------------------------------------------------------------------------------
Other                                                                     13.2%
--------------------------------------------------------------------------------

                                                           Nuveen Investments 13

NPT Performance OVERVIEW | Nuveen Premium Income Municipal Fund 4, Inc.
                           as of October 31, 2009

FUND SNAPSHOT
--------------------------------------------------------------------------------
Common Share Price                                                       $11.69
--------------------------------------------------------------------------------
Common Share
Net Asset Value                                                          $12.58
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                -7.07%
--------------------------------------------------------------------------------
Market Yield                                                              6.78%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield(1)                                               9.42%
--------------------------------------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                                                   $543,812
--------------------------------------------------------------------------------
Average Effective Maturity
on Securities (Years)                                                     16.04
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                                                11.19
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 2/19/93)
--------------------------------------------------------------------------------
                                            ON SHARE PRICE               ON NAV
--------------------------------------------------------------------------------
1-Year                                              35.01%               26.11%
--------------------------------------------------------------------------------
5-Year                                               4.13%                3.92%
--------------------------------------------------------------------------------
10-Year                                              5.42%                5.18%
--------------------------------------------------------------------------------

STATES
(as a % of total investments)
--------------------------------------------------------------------------------
Texas                                                                     12.9%
--------------------------------------------------------------------------------
California                                                                10.5%
--------------------------------------------------------------------------------
Illinois                                                                   9.8%
--------------------------------------------------------------------------------
Indiana                                                                    5.9%
--------------------------------------------------------------------------------
Florida                                                                    4.6%
--------------------------------------------------------------------------------
Michigan                                                                   4.4%
--------------------------------------------------------------------------------
Louisiana                                                                  3.3%
--------------------------------------------------------------------------------
New York                                                                   3.3%
--------------------------------------------------------------------------------
Alabama                                                                    3.1%
--------------------------------------------------------------------------------
Washington                                                                 3.1%
--------------------------------------------------------------------------------
Colorado                                                                   2.9%
--------------------------------------------------------------------------------
New Jersey                                                                 2.9%
--------------------------------------------------------------------------------
South Carolina                                                             2.8%
--------------------------------------------------------------------------------
Ohio                                                                       2.2%
--------------------------------------------------------------------------------
Rhode Island                                                               2.2%
--------------------------------------------------------------------------------
Wisconsin                                                                  1.9%
--------------------------------------------------------------------------------
North Carolina                                                             1.9%
--------------------------------------------------------------------------------
Georgia                                                                    1.9%
--------------------------------------------------------------------------------
Pennsylvania                                                               1.9%
--------------------------------------------------------------------------------
Other                                                                     18.5%
--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION
(as a % of total investments)
--------------------------------------------------------------------------------
U.S. Guaranteed                                                           19.6%
--------------------------------------------------------------------------------
Health Care                                                               18.1%
--------------------------------------------------------------------------------
Tax Obligation/Limited                                                    15.6%
--------------------------------------------------------------------------------
Tax Obligation/General                                                    12.5%
--------------------------------------------------------------------------------
Utilities                                                                  7.9%
--------------------------------------------------------------------------------
Transportation                                                             7.3%
--------------------------------------------------------------------------------
Water and Sewer                                                            5.4%
--------------------------------------------------------------------------------
Other                                                                     13.6%
--------------------------------------------------------------------------------

Credit Quality (as a % of total investments)

                                  [PIE CHART]

AAA/U.S. Guaranteed                                                          34%
AA                                                                           20%
A                                                                            32%
BBB                                                                           7%
BB or Lower                                                                   2%
N/R                                                                           5%

2008-2009 Monthly Tax-Free Dividends Per Common Share

                                  [BAR CHART]

Nov                                                                    $  0.0515
Dec                                                                       0.0515
Jan                                                                       0.0515
Feb                                                                       0.0515
Mar                                                                       0.0575
Apr                                                                       0.0575
May                                                                       0.0615
Jun                                                                       0.0615
Jul                                                                       0.0615
Aug                                                                       0.0615
Sep                                                                        0.066
Oct                                                                        0.066

Common Share Price Performance -- Weekly Closing Price

                                  [LINE CHART]

11/01/08                                                               $    9.33
                                                                            9.83
                                                                            9.55
                                                                            8.46
                                                                             8.7
                                                                            8.33
                                                                            7.95
                                                                            8.75
                                                                            8.89
                                                                            9.75
                                                                           10.15
                                                                           10.12
                                                                           10.17
                                                                           10.16
                                                                            10.2
                                                                          10.214
                                                                            9.49
                                                                            9.88
                                                                            9.57
                                                                           10.07
                                                                           10.06
                                                                           10.09
                                                                           10.13
                                                                           10.15
                                                                           10.26
                                                                           10.44
                                                                           10.65
                                                                           10.96
                                                                           11.06
                                                                           11.09
                                                                           10.99
                                                                              11
                                                                           10.66
                                                                           10.83
                                                                           10.84
                                                                           10.77
                                                                            11.1
                                                                           11.04
                                                                           11.19
                                                                           11.19
                                                                           11.32
                                                                           11.26
                                                                           11.47
                                                                           11.55
                                                                           11.92
                                                                           12.27
                                                                           12.53
                                                                           12.37
                                                                           12.61
                                                                           12.35
                                                                           11.88
                                                                           11.89
10/31/09                                                                   11.69

(1) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

14 Nuveen Investments

NPI | Shareholder Meeting Report

      A special meeting of shareholders for NPM was held in the offices of Nuveen Investments on May 15, 2009; at this meeting the shareholders were asked to vote to approve an Agreement and Plan of Reorganization. The meeting was subsequently adjourned to June 17, 2009, and additionally adjourned to July 24, 2009, and to July 31, 2009.

      The annual meeting of shareholders was held on July 28, 2009, in the Lobby Conference Room, 333 West Wacker Drive, Chicago, IL 60606; at this meeting the shareholders were asked to vote on the election of Board Members, the elimination of Fundamental Investment Policies and the approval of new Fundamental Investment Policies. The meeting was subsequently adjourned to September 1, 2009, and then adjourned to October 13, 2009, for NPI and NPT; the meeting for NPI and NPT additionally adjourned to November 24, 2009.

                                                                          NPI
--------------------------------------------------------------------------------------------
                                                                Common and
                                                             MuniPreferred    MuniPreferred
                                                             shares voting    shares voting
                                                                  together         together
                                                                as a class       as a class
--------------------------------------------------------------------------------------------
TO APPROVE THE ELIMINATION OF THE FUND'S FUNDAMENTAL
POLICY RELATING TO INVESTMENTS IN MUNICIPAL SECURITIES
AND BELOW INVESTMENT GRADE SECURITIES.
   For                                                          31,632,255            6,060
   Against                                                       2,006,669              794
   Abstain                                                       1,068,825              170
   Broker Non-Votes                                             11,277,115            2,790
--------------------------------------------------------------------------------------------
   Total                                                        45,984,864            9,814
============================================================================================
TO APPROVE THE NEW FUNDAMENTAL POLICY RELATING TO
INVESTMENTS IN MUNICIPAL SECURITIES FOR THE FUND.
   For                                                          31,751,167            6,077
   Against                                                       1,846,875              778
   Abstain                                                       1,109,707              169
   Broker Non-Votes                                             11,277,115            2,790
--------------------------------------------------------------------------------------------
   Total                                                        45,984,864            9,814
============================================================================================
TO APPROVE THE ELIMINATION OF THE FUNDAMENTAL POLICY
RELATING TO INVESTING IN OTHER INVESTMENT COMPANIES.
   For                                                          31,325,311            6,334
   Against                                                       2,250,891              522
   Abstain                                                       1,131,547              168
   Broker Non-Votes                                             11,277,115            2,790
--------------------------------------------------------------------------------------------
   Total                                                        45,984,864            9,814
============================================================================================
TO APPROVE THE ELIMINATION OF THE FUNDAMENTAL POLICY
RELATING TO DERIVATIVES AND SHORT SALES.
   For                                                          31,156,062            6,082
   Against                                                       2,363,527              768
   Abstain                                                       1,188,160              174
   Broker Non-Votes                                             11,277,115            2,790
--------------------------------------------------------------------------------------------
   Total                                                        45,984,864            9,814
============================================================================================
TO APPROVE THE ELIMINATION OF THE FUNDAMENTAL POLICY
RELATING TO COMMODITIES.
   For                                                          31,213,835            6,061
   Against                                                       2,290,077              792
   Abstain                                                       1,203,837              171
   Broker Non-Votes                                             11,277,115            2,790
--------------------------------------------------------------------------------------------
   Total                                                        45,984,864            9,814
============================================================================================
TO APPROVE THE NEW FUNDAMENTAL POLICY RELATING
TO COMMODITIES.
   For                                                          31,142,246            6,155
   Against                                                       2,290,457              776
   Abstain                                                       1,275,046               93
   Broker Non-Votes                                             11,277,115            2,790
--------------------------------------------------------------------------------------------
   Total                                                        45,984,864            9,814
============================================================================================

                                                           Nuveen Investments 15

                                                                          NPI
--------------------------------------------------------------------------------------------
                                                                Common and
                                                             MuniPreferred    MuniPreferred
                                                             shares voting    shares voting
                                                                  together         together
                                                                as a class       as a class
--------------------------------------------------------------------------------------------
APPROVAL OF THE BOARD MEMBERS WAS REACHED AS FOLLOWS:
John P. Amboian
  For                                                           43,820,565               --
  Withhold                                                       1,905,362               --
--------------------------------------------------------------------------------------------
  Total                                                         45,725,927               --
============================================================================================
Robert P. Bremner
  For                                                           43,781,476               --
  Withhold                                                       1,944,451               --
--------------------------------------------------------------------------------------------
  Total                                                         45,725,927               --
============================================================================================
Jack B. Evans
  For                                                           43,782,977               --
  Withhold                                                       1,942,950               --
--------------------------------------------------------------------------------------------
  Total                                                         45,725,927               --
============================================================================================
William C. Hunter
  For                                                                   --            8,903
  Withhold                                                              --              869
--------------------------------------------------------------------------------------------
  Total                                                                 --            9,772
============================================================================================
David J. Kundert
  For                                                           43,806,809               --
  Withhold                                                       1,919,118               --
--------------------------------------------------------------------------------------------
  Total                                                         45,725,927               --
============================================================================================
William J. Schneider
  For                                                                   --            8,913
  Withhold                                                              --              859
--------------------------------------------------------------------------------------------
  Total                                                                 --            9,772
============================================================================================
Judith M. Stockdale
  For                                                           43,785,384               --
  Withhold                                                       1,940,543               --
--------------------------------------------------------------------------------------------
  Total                                                         45,725,927               --
============================================================================================
Carole E. Stone
  For                                                           43,771,314               --
  Withhold                                                       1,954,613               --
--------------------------------------------------------------------------------------------
  Total                                                         45,725,927               --
============================================================================================
Terence J. Toth
  For                                                           43,802,553               --
  Withhold                                                       1,923,374               --
--------------------------------------------------------------------------------------------
  Total                                                         45,725,927               --
============================================================================================

16 Nuveen Investments

NPM |

                                                                               NPM
------------------------------------------------------------------------------------------------------------------------------------
                                        MuniPreferred
                                        shares voting        Muni-        Muni-        Muni-        Muni-        Muni-        Muni-
                                Common       together  Preferred -  Preferred -  Preferred -  Preferred -  Preferred -  Preferred -
                                shares     as a class     Series M     Series T     Series W    Series TH     Series F    Series F2
------------------------------------------------------------------------------------------------------------------------------------
TO APPROVE AN AGREEMENT
AND PLAN OF
REORGANIZATION (THE
"AGREEMENT"), PURSUANT TO
WHICH NUVEEN FLORIDA
INVESTMENT QUALITY
MUNICIPAL FUND AND NUVEEN
FLORIDA QUALITY INCOME
MUNICIPAL FUND (EACH AN
"ACQUIRED FUND" AND
COLLECTIVELY, THE
"ACQUIRED FUNDS") WOULD
(i) TRANSFER ALL OF ITS
ASSETS TO NUVEEN PREMIUM
INCOME MUNICIPAL FUND 2,
INC. (THE "ACQUIRING
FUND") IN EXCHANGE SOLELY
FOR SHARES OF COMMON
STOCK AND SHARES OF
MUNICIPAL AUCTION RATE
CUMULATIVE PREFERRED
STOCK ("MUNIPREFERRED")
OF THE ACQUIRING FUND AND
THE ACQUIRING FUND'S
ASSUMPTION OF ALL THE
LIABILITIES OF THE
ACQUIRED FUND, (ii)
DISTRIBUTE SUCH SHARES OF
THE ACQUIRING FUND TO THE
COMMON SHAREHOLDERS AND
MUNIPREFERRED
SHAREHOLDERS OF THE
ACQUIRED FUND AND (iii)
BE LIQUIDATED, DISSOLVED
AND TERMINATED IN
ACCORDANCE WITH THE
ACQUIRED FUND'S
DECLARATION OF TRUST (THE
"REORGANIZATION").
  For                                          10,982        1,617        2,358        1,591        2,387        1,498        1,531
  Against                                         117           17           23           --           62           10            5
  Abstain                                         243           --           70           43            3          127           --
------------------------------------------------------------------------------------------------------------------------------------
  Total                                        11,342        1,634        2,451        1,634        2,452        1,635        1,536
====================================================================================================================================
TO APPROVE THE ISSUANCE
OF ADDITIONAL COMMON
SHARES OF NUVEEN PREMIUM
INCOME MUNICIPAL FUND 2,
INC. IN CONNECTION WITH
THE REORGANIZATION.
  For                       20,989,753
  Against                    2,411,154
  Abstain                      900,018
------------------------------------------------------------------------------------------------------------------------------------
  Total                     24,300,925
====================================================================================================================================

                                                           Nuveen Investments 17

                                                                          NPM
--------------------------------------------------------------------------------------------
                                                                Common and
                                                             MuniPreferred    MuniPreferred
                                                             shares voting    shares voting
                                                                  together         together
                                                                as a class       as a class
--------------------------------------------------------------------------------------------
TO APPROVE THE ELIMINATION OF THE FUND'S FUNDAMENTAL
POLICY RELATING TO INVESTMENTS IN MUNICIPAL SECURITIES
AND BELOW INVESTMENT GRADE SECURITIES.
  For                                                           18,562,252            6,547
  Against                                                        1,386,153              692
  Abstain                                                          652,744               34
  Broker Non-Votes                                               5,796,330              583
--------------------------------------------------------------------------------------------
  Total                                                         26,397,479            7,856
============================================================================================
TO APPROVE THE NEW FUNDAMENTAL POLICY RELATING TO
INVESTMENTS IN MUNICIPAL SECURITIES FOR THE FUND.
  For                                                           18,621,352            6,569
  Against                                                        1,307,530              661
  Abstain                                                          672,267               43
  Broker Non-Votes                                               5,796,330              583
--------------------------------------------------------------------------------------------
  Total                                                         26,397,479            7,856
============================================================================================
TO APPROVE THE ELIMINATION OF THE FUNDAMENTAL POLICY
RELATING TO INVESTING IN OTHER INVESTMENT COMPANIES.
  For                                                           18,477,819            6,564
  Against                                                        1,438,169              666
  Abstain                                                          685,161               43
  Broker Non-Votes                                               5,796,330              583
--------------------------------------------------------------------------------------------
  Total                                                         26,397,479            7,856
============================================================================================
TO APPROVE THE ELIMINATION OF THE FUNDAMENTAL POLICY
RELATING TO DERIVATIVES AND SHORT SALES.
  For                                                           18,437,403            6,608
  Against                                                        1,491,009              622
  Abstain                                                          672,737               43
  Broker Non-Votes                                               5,796,330              583
--------------------------------------------------------------------------------------------
  Total                                                         26,397,479            7,856
============================================================================================
TO APPROVE THE ELIMINATION OF THE FUNDAMENTAL POLICY
RELATING TO COMMODITIES.
  For                                                           18,466,978            6,567
  Against                                                        1,422,332              663
  Abstain                                                          711,839               43
  Broker Non-Votes                                               5,796,330              583
--------------------------------------------------------------------------------------------
  Total                                                         26,397,479            7,856
============================================================================================
TO APPROVE THE NEW FUNDAMENTAL POLICY RELATING TO
COMMODITIES.
  For                                                           18,450,050            6,567
  Against                                                        1,392,695              663
  Abstain                                                          758,404               43
  Broker Non-Votes                                               5,796,330              583
--------------------------------------------------------------------------------------------
  Total                                                         26,397,479            7,856
============================================================================================

18 Nuveen Investments

                                                                          NPM
--------------------------------------------------------------------------------------------
                                                                Common and
                                                             MuniPreferred    MuniPreferred
                                                             shares voting    shares voting
                                                                  together         together
                                                                as a class       as a class
--------------------------------------------------------------------------------------------
APPROVAL OF THE BOARD MEMBERS WAS REACHED AS FOLLOWS:
John P. Amboian
  For                                                           25,298,138               --
  Withhold                                                       1,099,341               --
--------------------------------------------------------------------------------------------
  Total                                                         26,397,479               --
============================================================================================
Robert P. Bremner
  For                                                           25,288,825               --
  Withhold                                                       1,108,654               --
--------------------------------------------------------------------------------------------
  Total                                                         26,397,479               --
============================================================================================
Jack B. Evans
  For                                                           25,296,413               --
  Withhold                                                       1,101,066               --
--------------------------------------------------------------------------------------------
  Total                                                         26,397,479               --
============================================================================================
William C. Hunter
  For                                                                   --            7,421
  Withhold                                                              --              435
--------------------------------------------------------------------------------------------
  Total                                                                 --            7,856
============================================================================================
David J. Kundert
  For                                                           25,298,319               --
  Withhold                                                       1,099,160               --
--------------------------------------------------------------------------------------------
  Total                                                         26,397,479               --
============================================================================================
William J. Schneider
  For                                                                   --            7,421
  Withhold                                                              --              435
--------------------------------------------------------------------------------------------
  Total                                                                 --            7,856
============================================================================================
Judith M. Stockdale
  For                                                           25,258,716               --
  Withhold                                                       1,138,763               --
--------------------------------------------------------------------------------------------
  Total                                                         26,397,479               --
============================================================================================
Carole E. Stone
  For                                                           25,281,581               --
  Withhold                                                       1,115,898               --
--------------------------------------------------------------------------------------------
  Total                                                         26,397,479               --
============================================================================================
Terence J. Toth
  For                                                           25,298,465               --
  Withhold                                                       1,099,014               --
--------------------------------------------------------------------------------------------
  Total                                                         26,397,479               --
============================================================================================

                                                           Nuveen Investments 19

                                                                          NPT
--------------------------------------------------------------------------------------------
                                                                Common and
                                                             MuniPreferred    MuniPreferred
                                                             shares voting    shares voting
                                                                  together         together
                                                                as a class       as a class
--------------------------------------------------------------------------------------------
TO APPROVE THE ELIMINATION OF THE FUND'S
FUNDAMENTAL POLICY RELATING TO INVESTMENTS
IN MUNICIPAL SECURITIES AND BELOW INVESTMENT
GRADE SECURITIES.
  For                                                           23,846,383            5,079
  Against                                                        2,163,010              983
  Abstain                                                          835,020              143
  Broker Non-Votes                                               6,760,112            1,637
--------------------------------------------------------------------------------------------
  Total                                                         33,604,525            7,842
============================================================================================
TO APPROVE THE NEW FUNDAMENTAL POLICY RELATING
TO INVESTMENTS IN MUNICIPAL SECURITIES FOR
THE FUND.
  For                                                           23,983,910            5,073
  Against                                                        1,989,357              994
  Abstain                                                          871,147              138
  Broker Non-Votes                                               6,760,111            1,637
--------------------------------------------------------------------------------------------
  Total                                                         33,604,525            7,842
============================================================================================
TO APPROVE THE ELIMINATION OF THE FUNDAMENTAL
POLICY RELATING TO INVESTING IN OTHER
INVESTMENT COMPANIES.
  For                                                           23,399,101            5,084
  Against                                                        2,561,248              966
  Abstain                                                          884,065              155
  Broker Non-Votes                                               6,760,111            1,637
--------------------------------------------------------------------------------------------
  Total                                                         33,604,525            7,842
============================================================================================
TO APPROVE THE ELIMINATION OF THE FUNDAMENTAL
POLICY RELATING TO DERIVATIVES AND SHORT SALES.
  For                                                           23,375,780            5,073
  Against                                                        2,590,975            1,002
  Abstain                                                          877,658              130
  Broker Non-Votes                                               6,760,112            1,637
--------------------------------------------------------------------------------------------
  Total                                                         33,604,525            7,842
============================================================================================
TO APPROVE THE ELIMINATION OF THE FUNDAMENTAL
POLICY RELATING TO COMMODITIES.
  For                                                           22,886,412            5,033
  Against                                                        3,039,168            1,034
  Abstain                                                          918,833              138
  Broker Non-Votes                                               6,760,112            1,637
--------------------------------------------------------------------------------------------
  Total                                                         33,604,525            7,842
============================================================================================
TO APPROVE THE NEW FUNDAMENTAL POLICY RELATING
TO COMMODITIES.
  For                                                           22,785,608            5,057
  Against                                                        3,066,021            1,010
  Abstain                                                          992,784              138
  Broker Non-Votes                                               6,760,112            1,637
--------------------------------------------------------------------------------------------
  Total                                                         33,604,525            7,842
============================================================================================

20 Nuveen Investments

                                                                          NPT
--------------------------------------------------------------------------------------------
                                                                Common and
                                                             MuniPreferred    MuniPreferred
                                                             shares voting    shares voting
                                                                  together         together
                                                                as a class       as a class
--------------------------------------------------------------------------------------------
APPROVAL OF THE BOARD MEMBERS WAS REACHED AS FOLLOWS:
John P. Amboian
   For                                                          29,780,113               --
   Withhold                                                      1,661,713               --
--------------------------------------------------------------------------------------------
   Total                                                        31,441,826               --
============================================================================================
Robert P. Bremner
   For                                                          29,768,391               --
   Withhold                                                      1,673,435               --
--------------------------------------------------------------------------------------------
   Total                                                        31,441,826               --
============================================================================================
Jack B. Evans
   For                                                          29,773,791               --
   Withhold                                                      1,668,035               --
--------------------------------------------------------------------------------------------
   Total                                                        31,441,826               --
============================================================================================
William C. Hunter
   For                                                                  --            7,251
   Withhold                                                             --              572
--------------------------------------------------------------------------------------------
   Total                                                                --            7,823
============================================================================================
David J. Kundert
   For                                                          29,782,709               --
   Withhold                                                      1,659,117               --
--------------------------------------------------------------------------------------------
   Total                                                        31,441,826               --
============================================================================================
William J. Schneider
   For                                                                  --            7,250
   Withhold                                                             --              573
--------------------------------------------------------------------------------------------
   Total                                                                --            7,823
============================================================================================
Judith M. Stockdale
   For                                                          29,765,332               --
   Withhold                                                      1,676,494               --
--------------------------------------------------------------------------------------------
   Total                                                        31,441,826               --
============================================================================================
Carole E. Stone
   For                                                          29,772,247               --
   Withhold                                                      1,669,579               --
--------------------------------------------------------------------------------------------
   Total                                                        31,441,826               --
============================================================================================
Terence J. Toth
   For                                                          29,764,862               --
   Withhold                                                      1,676,964               --
--------------------------------------------------------------------------------------------
   Total                                                        31,441,826               --
============================================================================================

                                                           Nuveen Investments 21

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders
Nuveen Premium Income Municipal Fund, Inc.
Nuveen Premium Income Municipal Fund 2, Inc.
Nuveen Premium Income Municipal Fund 4, Inc.

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen Premium Income Municipal Fund, Inc., Nuveen Premium Income Municipal Fund 2, Inc., and Nuveen Premium Income Municipal Fund 4, Inc. (the "Funds") as of October 31, 2009, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Nuveen Premium Income Municipal Fund, Inc., Nuveen Premium Income Municipal Fund 2, Inc., and Nuveen Premium Income Municipal Fund 4, Inc. at October 31, 2009, the results of their operations and cash flows for the year then ended, changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with US generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

Chicago, Illinois
December 28, 2009

22 Nuveen Investments

NPI | Nuveen Premium Income Municipal Fund, Inc.
    | Portfolio of Investments
                                October 31, 2009

    PRINCIPAL                                                                       OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                    PROVISIONS (2)  RATINGS (3)               VALUE
----------------------------------------------------------------------------------------------------------------------------------
                ALABAMA - 4.9% (3.1% OF TOTAL INVESTMENTS)

$       4,050   Alabama 21st Century Authority, Tobacco Settlement Revenue Bonds,  6/10 at 102.00           A-     $     4,157,366
                 Series 2000, 6.125%, 12/01/16

                Alabama Special Care Facilities Financing Authority, Revenue
                Bonds, Ascension Health, Series 2006C-2:
        1,435    5.000%, 11/15/36 (UB)                                            11/16 at 100.00           AA           1,440,884
        6,000    5.000%, 11/15/39 (UB)                                            11/16 at 100.00           AA           6,049,440

        4,000   Alabama Special Care Facilities Financing Authority, Revenue      11/16 at 100.00           AA           3,987,560
                 Bonds, Ascension Health, Series 2006D 5.000%, 11/15/39 (UB)

                Birmingham Special Care Facilities Financing Authority, Alabama,
                Revenue Bonds, Baptist Health System Inc., Series 2005A:
        6,000    5.250%, 11/15/20                                                 11/15 at 100.00         Baa2           5,780,820
        1,300    5.000%, 11/15/30                                                 11/15 at 100.00         Baa2           1,133,132

       12,000   Birmingham Waterworks And Sewer Board, Alabama, Water and Sewer    1/17 at 100.00          AAA          11,142,240
                 Revenue Bonds, 4.500%, 1/01/43 - AMBAC Insured (UB)

        2,890   Courtland Industrial Development Board, Alabama, Pollution         6/15 at 100.00          BBB           2,629,871
                 Control Revenue Bonds, International Paper Company, Series
                 2005A, 5.000%, 6/01/25

        5,020   DCH Health Care Authority, Alabama, Healthcare Facilities Revenue  6/12 at 101.00            A           5,055,592
                 Bonds, Series 2002, 5.250%, 6/01/18

        1,000   Montgomery BMC Special Care Facilities Financing Authority,       11/14 at 100.00        A3(4)           1,141,610
                 Alabama, Revenue Bonds, Baptist Medical Center, Series 2004C,
                 5.250%, 11/15/29 (Pre-refunded 11/15/14)
----------------------------------------------------------------------------------------------------------------------------------
       43,695   Total Alabama                                                                                           42,518,515
----------------------------------------------------------------------------------------------------------------------------------

                ALASKA - 2.0% (1.3% OF TOTAL INVESTMENTS)

                Anchorage, Alaska, General Obligation Refunding Bonds, Series
                2003A:
        2,000    5.250%, 9/01/17 (Pre-refunded 9/01/13) - FGIC Insured             9/13 at 100.00       AA (4)           2,281,820
        2,035    5.250%, 9/01/18 (Pre-refunded 9/01/13) - FGIC Insured             9/13 at 100.00       AA (4)           2,321,752

        5,000   Northern Tobacco Securitization Corporation, Alaska, Tobacco       6/10 at 100.00          AAA           5,173,900
                 Settlement Asset-Backed Bonds, Series 2000, 6.500%, 6/01/31
                 (Pre-refunded 6/01/10)

       10,500   Northern Tobacco Securitization Corporation, Alaska, Tobacco       6/14 at 100.00         Baa3           7,959,315
                 Settlement Asset-Backed Bonds, Series 2006A, 5.000%, 6/01/32
----------------------------------------------------------------------------------------------------------------------------------
       19,535   Total Alaska                                                                                            17,736,787
----------------------------------------------------------------------------------------------------------------------------------

                ARIZONA - 1.2% (0.8% OF TOTAL INVESTMENTS)

                Glendale Industrial Development Authority, Arizona, Revenue
                Bonds, John C. Lincoln Health Network, Series 2005B:
          500    5.250%, 12/01/24                                                 12/15 at 100.00          BBB             481,815
          660    5.250%, 12/01/25                                                 12/15 at 100.00          BBB             631,633

        1,355   Pima County Industrial Development Authority, Arizona, Lease       1/10 at 100.00          Aa3           1,362,547
                 Obligation Revenue Refunding Bonds, Tucson Electric Power
                 Company, Series 1988A, 7.250%, 7/15/10 - FSA Insured

        4,100   Salt Verde Financial Corporation, Arizona, Senior Gas Revenue        No Opt. Call            A           3,506,935
                 Bonds, Series 2007, 5.000%, 12/01/37

        4,130   University of Arizona, Certificates of Participation, Series       6/12 at 100.00          AA-           4,398,698
                 2002B, 5.125%, 6/01/18 - AMBAC Insured
----------------------------------------------------------------------------------------------------------------------------------
       10,745   Total Arizona                                                                                           10,381,628
----------------------------------------------------------------------------------------------------------------------------------

                ARKANSAS - 0.9% (0.6% OF TOTAL INVESTMENTS)

          480   Paragould, Arkansas, Water, Sewer and Electric Revenue Bonds,     12/10 at 100.00      N/R (4)             507,432
                 Series 2000, 5.650%, 12/01/25 (Pre-refunded 12/01/10) - AMBAC
                 Insured

        5,245   University of Arkansas, Fayetteville, Athletic Facilities          3/10 at 100.00          Aa3           5,245,997
                 Revenue Bonds, Razorback Stadium, Series 1999, 5.050%,
                 9/15/20 - AMBAC Insured

        2,000   Washington County, Arkansas, Hospital Revenue Bonds, Washington    2/15 at 100.00         Baa1           1,875,880
                 Regional Medical Center, Series 2005B, 5.000%, 2/01/25
----------------------------------------------------------------------------------------------------------------------------------
        7,725   Total Arkansas                                                                                           7,629,309
----------------------------------------------------------------------------------------------------------------------------------

                                                           Nuveen Investments 23

    | Portfolio of Investments October 31, 2009

    PRINCIPAL                                                                       OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                    PROVISIONS (2)  RATINGS (3)               VALUE
----------------------------------------------------------------------------------------------------------------------------------
                CALIFORNIA - 20.9% (13.3% OF TOTAL INVESTMENTS)

$       9,200   Alameda Corridor Transportation Authority, California,               No Opt. Call           A-     $     4,703,224
                 Subordinate Lien Revenue Bonds, Series 2004A, 0.000%,
                 10/01/20 - AMBAC Insured

       10,000   Anaheim Public Finance Authority, California, Public Improvement   9/17 at 100.00            A           8,585,600
                 Project Lease Bonds, Series 2007A-1, 4.375%, 3/01/37 - FGIC
                 Insured

        4,000   California Department of Water Resources, Power Supply             5/12 at 101.00          Aaa           4,533,440
                 Revenue Bonds, Series 2002A, 6.000%, 5/01/15
                 (Pre-refunded 5/01/12)

        5,400   California Educational Facilities Authority, Revenue Bonds,       10/15 at 100.00          Aa1           5,512,914
                 University of Southern California, Series 2005, 4.750%,
                 10/01/28 (UB)

        1,500   California Educational Facilities Authority, Revenue Bonds,       11/15 at 100.00           A2           1,448,925
                 University of the Pacific, Series 2006, 5.000%, 11/01/30

                California Health Facilities Financing Authority, Health
                Facility Revenue Bonds, Adventist Health System/West, Series
                2003A:
        3,700    5.000%, 3/01/28                                                   3/13 at 100.00            A           3,574,755
        7,000    5.000%, 3/01/33                                                   3/13 at 100.00            A           6,499,150

        5,425   California Health Facilities Financing Authority, Revenue            No Opt. Call            A           5,722,616
                 Bonds, Catholic Healthcare West, Series 2004I, 4.950%, 7/01/26
                 (Mandatory put 7/01/14)

        8,560   California Health Facilities Financing Authority, Revenue         11/15 at 100.00          AAA           8,586,365
                 Bonds, Cedars-Sinai Medical Center, Series 2005, 5.000%,
                 11/15/27

        8,570   California Health Facilities Financing Authority, Revenue          4/16 at 100.00           A+           7,966,501
                 Bonds, Kaiser Permanante System, Series 2006, 5.000%, 4/01/37

        4,250   California Health Facilities Financing Authority, Revenue          10/19 at 100.00          AA           4,314,728
                 Bonds, Providence Health & Services, Series 2009B, 5.500%,
                 10/01/39

        3,015   California Health Facilities Financing Authority, Revenue         11/16 at 100.00           A+           2,790,774
                 Bonds, Sutter Health, 5.000%, 11/15/42 (UB)

       11,395   California State Public Works Board, Lease Revenue Bonds,            No Opt. Call           A-          12,456,102
                 Department of Corrections, Series 1993E, 5.500%, 6/01/15

                California Statewide Community Development Authority, Revenue
                Bonds, Daughters of Charity Health System, Series 2005A:
        1,640    5.250%, 7/01/30                                                   7/15 at 100.00          BBB           1,506,176
        4,730    5.000%, 7/01/39                                                   7/15 at 100.00          BBB           3,946,996

        5,000   California Statewide Community Development Authority, Revenue      7/18 at 100.00          AA-           5,158,900
                 Bonds, St. Joseph Health System, Series 2007A, 5.750%,
                 7/01/47 - FGIC Insured

        7,130   California Statewide Community Development Authority, Revenue      5/18 at 100.00           A+           7,553,255
                 Bonds, Sutter Health, Tender Option Bond Trust 3175, 13.438%,
                 11/15/48 (IF)

        4,000   California, Economic Recovery Revenue Bonds, Series 2004A,           No Opt. Call           A+           4,400,240
                 5.250%, 7/01/14

                California, General Obligation Bonds, Series 2004:
        1,160    5.125%, 2/01/25                                                   2/14 at 100.00            A           1,178,676
       10,000    5.125%, 2/01/26                                                   2/14 at 100.00            A          10,138,300

        3,575   Chula Vista, California, Industrial Development Revenue            6/14 at 102.00           A2           3,764,046
                 Bonds, San Diego Gas and Electric Company, Series 1996A,
                 5.300%, 7/01/21

        4,890   Clovis Unified School District, Fresno County, California,           No Opt. Call           AA           1,808,958
                 General Obligation Bonds, Series 2006B, 0.000%, 8/01/26 - NPFG
                 Insured

                Golden State Tobacco Securitization Corporation, California,
                Enhanced Tobacco Settlement Asset-Backed Bonds, Series 2007A-1:
        7,200    5.000%, 6/01/33                                                   6/17 at 100.00          BBB           5,494,176
        3,000    5.125%, 6/01/47                                                   6/17 at 100.00          BBB           1,993,170
        2,000    5.750%, 6/01/47                                                   6/17 at 100.00          BBB           1,477,760

        5,000   Kern Community College District, California, General Obligation      No Opt. Call          AAA           2,102,650
                 Bonds, Series 2006, 0.000%, 11/01/24 - FSA Insured

          850   Martinez, California, Home Mortgage Revenue Bonds, Series            No Opt. Call          AAA           1,092,488
                 1983A, 10.750%, 2/01/16 (ETM)

       17,420   Pomona, California, GNMA/FNMA Collateralized Securities              No Opt. Call          AAA          22,871,583
                 Program Single Family Mortgage Revenue Bonds, Series 1990A,
                 7.600%, 5/01/23 (ETM)

        5,000   Rancho Mirage Joint Powers Financing Authority, California,        7/14 at 100.00       A3 (4)           5,897,400
                 Revenue Bonds, Eisenhower Medical Center, Series 2004, 5.875%,
                 7/01/26 (Pre-refunded 7/01/14)

24 Nuveen Investments

    PRINCIPAL                                                                       OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                    PROVISIONS (2)  RATINGS (3)               VALUE
----------------------------------------------------------------------------------------------------------------------------------
                CALIFORNIA (continued)

$       2,000   Redwood City School District, San Mateo County, California,        7/12 at 100.00           A+     $     2,008,900
                 General Obligation Bonds, Series 2002, 5.000%, 7/15/27 - FGIC
                 Insured

        3,700   Sacramento Municipal Utility District, California, Electric        8/13 at 100.00           A+           3,753,650
                 Revenue Bonds, Series 2003R, 5.000%, 8/15/22 - NPFG Insured

                San Diego County, California, Certificates of Participation,
                Burnham Institute, Series 2006:
          400    5.000%, 9/01/21                                                   9/15 at 102.00         Baa3             367,688
          445    5.000%, 9/01/23                                                   9/15 at 102.00         Baa3             399,659

        3,500   San Diego Unified Port District, California, Revenue Bonds,        9/14 at 100.00           A+           3,507,210
                 Series 2004B, 5.000%, 9/01/29 - NPFG Insured

                San Joaquin Hills Transportation Corridor Agency, Orange County,
                California, Toll Road Revenue Refunding Bonds, Series 1997A:
       10,450    0.000%, 1/15/31 - NPFG Insured                                      No Opt. Call            A           2,215,087
        7,150    0.000%, 1/15/32 - NPFG Insured                                      No Opt. Call            A           1,402,687
       50,400    0.000%, 1/15/34 - NPFG Insured                                      No Opt. Call            A           8,467,200
       24,025    0.000%, 1/15/36 - NPFG Insured                                      No Opt. Call            A           3,462,964
----------------------------------------------------------------------------------------------------------------------------------
      266,680   Total California                                                                                       182,664,913
----------------------------------------------------------------------------------------------------------------------------------

                COLORADO - 4.5% (2.9% OF TOTAL INVESTMENTS)

        2,500   Centennial Water and Sanitation District, Colorado, Water and     12/14 at 100.00          AA-           2,618,975
                 Sewerage Revenue Bonds, Series 2004, 5.000%, 12/01/21 - FGIC
                 Insured

          690   Colorado Educational and Cultural Facilities Authority, Charter    9/15 at 100.00            A             700,233
                 School Revenue Bonds, Bromley School, Series 2005, 5.125%,
                 9/15/20 - SYNCORA GTY Insured

        2,125   Colorado Health Facilities Authority, Revenue Bonds, Evangelical   6/16 at 100.00           A-           2,008,210
                 Lutheran Good Samaritan Society, Series 2005, 5.000%, 6/01/29

        1,000   Colorado Health Facilities Authority, Revenue Bonds, Parkview      9/14 at 100.00           A3             985,950
                 Medical Center, Series 2004, 5.000%, 9/01/25

          800   Colorado Health Facilities Authority, Revenue Bonds, Poudre        3/15 at 100.00           A-             771,704
                 Valley Health Care, Series 2005F, 5.000%, 3/01/25

           50   Colorado Housing Finance Authority, Single Family Program Senior  11/09 at 104.50          Aaa              50,776
                 Bonds, Series 1997C-2, 6.875%, 11/01/28 (Alternative Minimum
                 Tax)

          375   Colorado Housing Finance Authority, Single Family Program Senior   4/10 at 105.00           AA             385,223
                 Bonds, Series 2000B-2, 7.250%, 10/01/31 (Alternative Minimum
                 Tax)

        5,995   Denver City and County, Colorado, Airport System Revenue Bonds,      No Opt. Call           A+           6,596,418
                 Series 1991D, 7.750%, 11/15/13 (Alternative Minimum Tax)

       19,810   Denver, Colorado, Excise Tax Revenue Bonds, Convention Center,     3/11 at 100.00          AAA          21,106,760
                 Series 2001A, 5.500%, 9/01/18 (Pre-refunded 3/01/11) - FSA
                 Insured

       20,500   E-470 Public Highway Authority, Colorado, Senior Revenue Bonds,      No Opt. Call            A           4,345,385
                 Series 2000B, 0.000%, 9/01/32 - NPFG Insured
----------------------------------------------------------------------------------------------------------------------------------
       53,845   Total Colorado                                                                                          39,569,634
-----------------------------------------------------------------------------------------------------------------------------------

                CONNECTICUT - 0.5% (0.3% OF TOTAL INVESTMENTS)

        1,930   Connecticut, General Obligation Bonds, Series 2001C, 5.500%,         No Opt. Call           AA           2,287,822
                 12/15/16

        2,310   Greater New Haven Water Pollution Control Authority, Connecticut, 11/15 at 100.00            A           2,347,237
                 Regional Wastewater System Revenue Bonds, Series 2005A, 5.000%,
                 11/15/30 - NPFG Insured
----------------------------------------------------------------------------------------------------------------------------------
        4,240   Total Connecticut                                                                                        4,635,059
----------------------------------------------------------------------------------------------------------------------------------

                DISTRICT OF COLUMBIA - 4.0% (2.5% OF TOTAL INVESTMENTS)

        4,135   District of Columbia Housing Finance Agency, GNMA Collateralized  12/09 at 100.00          AAA           4,139,466
                 Single Family Mortgage Revenue Bonds, Series 1988E-4, 6.375%,
                 6/01/26 (Alternative Minimum Tax)

        9,505   District of Columbia, General Obligation Bonds, Series 1998B,        No Opt. Call           A+          11,133,111
                 6.000%, 6/01/20 - NPFG Insured

                District of Columbia, Revenue Bonds, Georgetown University,
                Series 2001A:
       14,105    0.000%, 4/01/24 (Pre-refunded 4/01/11) - NPFG Insured              4/11 at 47.66        A (4)           6,554,029
        7,625    0.000%, 4/01/25 (Pre-refunded 4/01/11) - NPFG Insured              4/11 at 44.82        A (4)           3,332,506
       16,665    0.000%, 4/01/32 (Pre-refunded 4/01/11) - NPFG Insured              4/11 at 29.23        A (4)           4,750,192

                                                           Nuveen Investments 25

    | Portfolio of Investments October 31, 2009

    PRINCIPAL                                                                       OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                    PROVISIONS (2)  RATINGS (3)               VALUE
----------------------------------------------------------------------------------------------------------------------------------
                DISTRICT OF COLUMBIA (continued)

$               Washington DC Convention Center Authority, Dedicated Tax
                Revenue Bonds, Residual Series 2007A:
        2,130    11.581%, 10/01/30 - AMBAC Insured (IF)                           10/16 at 100.00          AAA     $     1,977,471
        3,335    11.538%, 10/01/30 - AMBAC Insured (IF)                           10/16 at 100.00          AAA           3,096,181
----------------------------------------------------------------------------------------------------------------------------------
       57,500   Total District of Columbia                                                                              34,982,956
----------------------------------------------------------------------------------------------------------------------------------

                FLORIDA - 5.7% (3.7% OF TOTAL INVESTMENTS)

        4,225   Brevard County Health Facilities Authority, Florida, Revenue       4/16 at 100.00           A-           4,081,604
                 Bonds, Health First Inc. Project, Series 2005, 5.000%, 4/01/24

        8,000   Hillsborough County Aviation Authority, Florida, Revenue Bonds,   10/13 at 100.00          Aa3           8,339,680
                 Tampa International Airport, Series 2003A, 5.375%, 10/01/16 -
                 NPFG Insured (Alternative Minimum Tax)

        5,400   Hillsborough County Industrial Development Authority, Florida,     4/10 at 101.00          N/R           3,743,280
                 Exempt Facilities Remarketed Revenue Bonds, National Gypsum
                 Company, Apollo Beach Project, Series 2000B, 7.125%,
                 4/01/30 (Alternative Minimum Tax)

       19,750   Miami -Dade County Expressway Authority, Florida, Toll System      7/16 at 100.00            A          18,079,937
                 Revenue Bonds, Series 2006, 4.500%, 7/01/33 - AMBAC Insured

        5,000   Orange County Health Facilities Authority, Florida, Hospital      11/10 at 101.00       A1 (4)          5,360,500
                 Revenue Bonds, Adventist Health System/Sunbelt Obligated Group,
                 Series 2000, 6.500%, 11/15/30 (Pre-refunded 11/15/10)

        6,910   South Miami Health Facilities Authority, Florida, Hospital         8/17 at 100.00          AA-           6,486,763
                 Revenue, Baptist Health System Obligation Group, Series 2007,
                 5.000%, 8/15/42 (UB)

        1,785   Tallahassee, Florida, Energy System Revenue Bonds, Series 2005,   10/15 at 100.00          AA-           1,816,005
                 5.000%, 10/01/28 - NPFG Insured

        2,375   Volusia County School Board, Florida, Certificates of              8/15 at 100.00          Aa3           2,431,406
                 Participation, Series 2005B, 5.000%, 8/01/22 - FSA Insured
----------------------------------------------------------------------------------------------------------------------------------
       53,445   Total Florida                                                                                           50,339,175
----------------------------------------------------------------------------------------------------------------------------------

                GEORGIA - 1.7% (1.1% OF TOTAL INVESTMENTS)

        2,625   Fulton County Development Authority, Georgia, Revenue Bonds,       5/14 at 100.00          Aa3           2,667,026
                 Georgia Tech Molecular Science Building, Series 2004, 5.250%,
                 5/01/24 - NPFG Insured

        6,025   Fulton-DeKalb Hospital Authority, Georgia, Revenue Refunding       1/14 at 100.00          AAA           6,375,294
                 Certificates, Series 2003, 5.250%, 1/01/20 - FSA Insured

        4,845   Metropolitan Atlanta Rapid Transit Authority, Georgia, Sales         No Opt. Call          Aa3           5,721,945
                 Tax Revenue Refunding Bonds, Series 1992P, 6.250%,
                 7/01/20 - AMBAC Insured
----------------------------------------------------------------------------------------------------------------------------------
       13,495   Total Georgia                                                                                           14,764,265
----------------------------------------------------------------------------------------------------------------------------------

                HAWAII - 1.3% (0.8% OF TOTAL INVESTMENTS)

       10,000   Hawaii, General Obligation Bonds, Series 2003DA, 5.250%,           9/13 at 100.00           AA          11,034,300
                 9/01/21 - NPFG Insured
----------------------------------------------------------------------------------------------------------------------------------

                IDAHO - 0.9% (0.5% OF TOTAL INVESTMENTS)

        5,000   Boise City, Idaho, Airport Revenue Certificates of                 9/10 at 100.00           A1           5,002,000
                 Participation, Series 2000, 5.500%, 9/01/25 - FGIC Insured
                 (Alternative Minimum Tax)

                Madison County, Idaho, Hospital Revenue Certificates of
                Participation, Madison Memorial Hospital, Series 2006:
        2,185    5.250%, 9/01/30                                                   9/16 at 100.00         BBB-           1,960,295
          600    5.250%, 9/01/37                                                   9/16 at 100.00         BBB-             513,558
----------------------------------------------------------------------------------------------------------------------------------
        7,785   Total Idaho                                                                                              7,475,853
----------------------------------------------------------------------------------------------------------------------------------

                ILLINOIS - 9.5% (6.1% OF TOTAL INVESTMENTS)

                Chicago Board of Education, Illinois, Unlimited Tax General
                Obligation Bonds, Dedicated Tax Revenues, Series 1998B-1:
        8,890    0.000%, 12/01/16 - FGIC Insured                                     No Opt. Call          AA-           6,724,396
       10,000    0.000%, 12/01/20 - FGIC Insured                                     No Opt. Call          AA-           5,908,600
       10,130    0.000%, 12/01/24 - FGIC Insured                                     No Opt. Call          AA-           4,656,457

                Chicago Board of Education, Illinois, Unlimited Tax General
                Obligation Bonds, Dedicated Tax Revenues, Series 1999A:
       15,000    0.000%, 12/01/21 - FGIC Insured                                     No Opt. Call          AA-           8,331,300
       10,000    0.000%, 12/01/23 - FGIC Insured                                     No Opt. Call          AA-           4,887,100

        8,740   Illinois Development Finance Authority, Pollution Control          2/10 at 100.00            A           8,739,738
                 Revenue Refunding Bonds, Illinois Power Company, Series 1994A,
                 5.700%, 2/01/24 - NPFG Insured

26 Nuveen Investments

    PRINCIPAL                                                                       OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                    PROVISIONS (2)  RATINGS (3)               VALUE
----------------------------------------------------------------------------------------------------------------------------------
                ILLINOIS (continued)

                Illinois Finance Authority, Revenue Bonds, OSF Healthcare
                System, Series 2004:
$       1,050    5.250%, 11/15/22                                                  5/14 at 100.00            A     $     1,052,919
        3,000    5.250%, 11/15/23                                                  5/14 at 100.00            A           2,996,970

          985   Illinois Finance Authority, Revenue Bonds, Proctor Hospital,       1/16 at 100.00         BBB-             818,811
                 Series 2006, 5.125%, 1/01/25

        2,880   Illinois Finance Authority, Revenue Bonds, Provena Health,         8/19 at 100.00         BBB+           3,239,654
                 Series 2009A, 7.750%, 8/15/34

        1,225   Illinois Health Facilities Authority, Revenue Bonds, Condell       5/12 at 100.00          Aaa           1,357,900
                 Medical Center, Series 2002, 5.500%, 5/15/32 (Pre-refunded
                 5/15/12)

        9,820   Illinois Health Facilities Authority, Revenue Bonds, Sherman       2/10 at 100.00         Baa1           8,931,486
                 Health Systems, Series 1997, 5.250%, 8/01/27 - AMBAC Insured

        1,000   Lombard Public Facilities Corporation, Illinois, Second Tier       1/16 at 100.00           AA           1,022,640
                 Conference Center and Hotel Revenue Bonds, Series 2005B,
                 5.250%, 1/01/30

       10,040   Metropolitan Pier and Exposition Authority, Illinois, Revenue        No Opt. Call            A           8,187,620
                 Bonds, McCormick Place Expansion Project, Series 1992A, 0.000%,
                 6/15/15 - FGIC Insured

        9,200   Metropolitan Pier and Exposition Authority, Illinois, Revenue     12/09 at 101.00          AAA           9,335,700
                 Bonds, McCormick Place Expansion Project, Series 1999A, 5.500%,
                 12/15/24 - FGIC Insured

        3,000   Metropolitan Pier and Exposition Authority, Illinois, Revenue        No Opt. Call          AAA           3,972,390
                 Bonds, McCormick Place Hospitality Facility, Series 1996A,
                 7.000%, 7/01/26 (ETM)

        3,000   Upper Illinois River Valley Development Authority, Healthcare     12/11 at 101.00         BBB+           3,049,500
                 Facilities Revenue Bonds, Morris Hospital, Series 2001, 6.625%,
                 12/01/31
----------------------------------------------------------------------------------------------------------------------------------
      107,960   Total Illinois                                                                                          83,213,181
----------------------------------------------------------------------------------------------------------------------------------

                INDIANA - 1.3% (0.8% OF TOTAL INVESTMENTS)

        2,005   Hamilton County Public Building Corporation, Indiana, First        8/14 at 100.00          AAA           2,113,511
                 Mortgage Bonds, Series 2004, 5.000%, 8/01/22 - FSA Insured

        7,965   Wawasee Community School Corporation, Indiana, First Mortgage      1/12 at 101.00      AA+ (4)           8,861,461
                 Bonds, New Elementary and Remodeling Building Corporation,
                 Series 2000, 5.750%, 1/15/20 (Pre-refunded 1/15/12)
----------------------------------------------------------------------------------------------------------------------------------
        9,970   Total Indiana                                                                                           10,974,972
----------------------------------------------------------------------------------------------------------------------------------

                IOWA - 1.7% (1.1% OF TOTAL INVESTMENTS)

        2,000   Iowa Finance Authority, Healthcare Revenue Bonds, Genesis          7/10 at 100.00           A1           2,012,420
                 Medical Center, Series 2000, 6.250%, 7/01/25

        3,250   Iowa Finance Authority, Industrial Remarketed Revenue Refunding      No Opt. Call          AAA           4,022,298
                 Bonds, Urbandale Hotel Corporation, Series 1989A, 8.500%,
                 8/01/16 (Alternative Minimum Tax) (ETM)

                Iowa Tobacco Settlement Authority, Asset Backed Settlement
                Revenue Bonds, Series 2005C:
       10,000    5.500%, 6/01/42                                                   6/15 at 100.00          BBB           7,294,200
        2,000    5.625%, 6/01/46                                                   6/15 at 100.00          BBB           1,470,540
----------------------------------------------------------------------------------------------------------------------------------
       17,250   Total Iowa                                                                                              14,799,458
----------------------------------------------------------------------------------------------------------------------------------

                KANSAS - 0.7% (0.5% OF TOTAL INVESTMENTS)

        6,000   Kansas Department of Transportation, Highway Revenue Bonds,        3/14 at 100.00          AAA           6,392,460
                 Series 2004A, 5.000%, 3/01/21 (UB)
----------------------------------------------------------------------------------------------------------------------------------

                KENTUCKY - 0.4% (0.3% OF TOTAL INVESTMENTS)

                Marshall County School District Finance Corporation, Kentucky,
                School Building Revenue Bonds, Series 2004:
        1,210    5.000%, 6/01/19 - AMBAC Insured                                   6/14 at 100.00          Aa3           1,230,764
        1,270    5.000%, 6/01/20 - AMBAC Insured                                   6/14 at 100.00          Aa3           1,284,453
        1,335    5.000%, 6/01/21 - AMBAC Insured                                   6/14 at 100.00          Aa3           1,343,090
----------------------------------------------------------------------------------------------------------------------------------
        3,815   Total Kentucky                                                                                           3,858,307
----------------------------------------------------------------------------------------------------------------------------------

                LOUISIANA - 4.5% (2.9% OF TOTAL INVESTMENTS)

        2,915   Jefferson Sales Tax District, Jefferson Parish, Louisiana,        12/12 at 100.00       A+ (4)           3,281,794
                 Special Sales Tax Revenue Refunding Bonds, Series 2002, 5.250%,
                 12/01/19 (Pre-refunded 12/01/12) - AMBAC Insured

          115   Louisiana Housing Finance Agency, Single Family Mortgage           3/10 at 101.00          Aaa             118,229
                 Revenue Bonds, Series 2000A, 7.450%, 12/01/31 (Alternative
                 Minimum Tax)

                                                           Nuveen Investments 27

    | Portfolio of Investments October 31, 2009

    PRINCIPAL                                                                       OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                    PROVISIONS (2)  RATINGS (3)               VALUE
----------------------------------------------------------------------------------------------------------------------------------
                LOUISIANA (continued)

$               Louisiana Public Facilities Authority, Extended Care Facilities
                Revenue Bonds, Comm-Care Corporation Project, Series 1994:
          485    11.000%, 2/01/14 (ETM)                                              No Opt. Call       N/R(4)     $       585,419
        4,330    11.000%, 2/01/14 (ETM)                                              No Opt. Call       N/R(4)           5,225,617

        2,000   Louisiana Public Facilities Authority, Hospital Revenue Bonds,     8/15 at 100.00           A+           1,979,360
                 Franciscan Missionaries of Our Lady Health System,
                 Series 2005A, 5.250%, 8/15/31

        5,800   Louisiana Public Facilities Authority, Revenue Bonds, Ochsner      5/17 at 100.00           A3           5,453,392
                 Clinic Foundation Project, Series 2007A, 5.500%, 5/15/47

                Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Series
                2005A:
        1,200    5.000%, 5/01/25 - FGIC Insured                                    5/15 at 100.00           AA           1,234,080
        2,210    5.000%, 5/01/26 - FGIC Insured                                    5/15 at 100.00           AA           2,269,825
        2,500    5.000%, 5/01/27 - FGIC Insured                                    5/15 at 100.00           AA           2,575,075

                Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Series
                2006A:
          930    4.750%, 5/01/39 - FSA Insured (UB)                                5/16 at 100.00           AA             914,051
       10,105    4.500%, 5/01/41 - FGIC Insured (UB)                               5/16 at 100.00          AAA           9,474,953

                Tobacco Settlement Financing Corporation, Louisiana, Tobacco
                Settlement Asset-Backed Bonds, Series 2001B:
          450    5.500%, 5/15/30                                                   5/11 at 101.00          BBB             451,733
        6,675    5.875%, 5/15/39                                                   5/11 at 101.00          BBB           6,041,209
----------------------------------------------------------------------------------------------------------------------------------
       39,715   Total Louisiana                                                                                         39,604,737
----------------------------------------------------------------------------------------------------------------------------------

                MARYLAND - 1.0% (0.7% OF TOTAL INVESTMENTS)

        2,200   Baltimore, Maryland, Senior Lien Convention Center Hotel           9/16 at 100.00         Baa3           1,971,772
                 Revenue Bonds, Series 2006A, 5.250%, 9/01/27 - SYNCORA GTY
                 Insured

        3,560   Maryland Health and Higher Educational Facilities Authority,       7/16 at 100.00            A           3,364,342
                 Revenue Bonds, Western Maryland Health, Series 2006A, 4.750%,
                 7/01/36 - NPFG Insured

        3,600   Montgomery County Housing Opportunities Commission, Maryland,      7/10 at 100.00          Aaa           3,625,884
                 Multifamily Housing Development Bonds, Series 2000B, 6.200%,
                 7/01/30 (Alternative Minimum Tax)
----------------------------------------------------------------------------------------------------------------------------------
        9,360   Total Maryland                                                                                           8,961,998
----------------------------------------------------------------------------------------------------------------------------------

                MASSACHUSETTS - 5.7% (3.6% OF TOTAL INVESTMENTS)

          840   Massachusetts Bay Transportation Authority, Assessment Bonds,      7/10 at 100.00          AAA             852,340
                 Series 2000A, 5.250%, 7/01/30

                Massachusetts Bay Transportation Authority, Assessment Bonds,
                Series 2000A:
        7,900    5.250%, 7/01/30 (Pre-refunded 7/01/10)                            7/10 at 100.00       Aa1(4)           8,161,569
        1,260    5.250%, 7/01/30 (Pre-refunded 7/01/10)                            7/10 at 100.00       Aa1(4)           1,301,719

        7,930   Massachusetts Housing Finance Agency, Rental Housing Mortgage      1/11 at 100.00          N/R           7,856,410
                 Revenue Bonds, Series 2001A, 5.850%, 7/01/35 - AMBAC Insured
                 (Alternative Minimum Tax)

        2,825   Massachusetts Industrial Finance Agency, Resource Recovery        12/09 at 101.00          BBB           2,715,701
                 Revenue Refunding Bonds, Ogden Haverhill Project, Series 1998A,
                 5.450%, 12/01/12 (Alternative Minimum Tax)

       13,000   Massachusetts Water Pollution Abatement Trust, Pooled Loan         8/16 at 100.00          AAA          12,999,220
                 Program Bonds, 4.375%, 8/01/36 (UB)

        5,960   Massachusetts Water Resources Authority, General Revenue Bonds,    8/17 at 100.00          AA+           6,470,236
                 Series 2005A, 5.250%, 8/01/25 - NPFG Insured

        5,535   Massachusetts Water Resources Authority, General Revenue Bonds,    2/17 at 100.00          AAA           5,115,724
                 4.500%, 8/01/46 - FSA Insured (UB)

        3,820   Massachusetts, Special Obligation Dedicated Tax Revenue Bonds,     1/14 at 100.00        A (4)           4,308,463
                 Series 2004, 5.250%, 1/01/24 (Pre-refunded 1/01/14) - FGIC
                 Insured
----------------------------------------------------------------------------------------------------------------------------------
       49,070   Total Massachusetts                                                                                     49,781,382
----------------------------------------------------------------------------------------------------------------------------------

                MICHIGAN - 3.9% (2.5% OF TOTAL INVESTMENTS)

                Detroit, Michigan, General Obligation Bonds, Series 2003A:
        3,565    5.250%, 4/01/22 - SYNCORA GTY Insured                             4/13 at 100.00           BB           2,898,951
        1,275    5.250%, 4/01/23 - SYNCORA GTY Insured                             4/13 at 100.00           BB           1,025,559

        3,000   Kent Hospital Finance Authority, Michigan, Revenue Bonds,          7/15 at 100.00          BB+           2,421,210
                 Metropolitan Hospital, Series 2005A, 6.000%, 7/01/35

        6,600   Michigan Housing Development Authority, Limited Obligation         1/10 at 100.00          AAA           6,603,762
                 Multifamily Mortgage Revenue Refunding Bonds, Forest Hills
                 Regency Square Project, Series 1999A, 5.750%, 7/01/29

28 Nuveen Investments

    PRINCIPAL                                                                       OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                    PROVISIONS (2)  RATINGS (3)               VALUE
----------------------------------------------------------------------------------------------------------------------------------
                MICHIGAN (continued)

$      10,000   Michigan State Building Authority, Revenue Refunding Bonds,       10/13 at 100.00           A+     $    10,078,300
                 Facilities Program, Series 2003II, 5.000%, 10/15/23 - NPFG
                 Insured

        4,000   Michigan State Hospital Finance Authority, Revenue Bonds,         12/16 at 100.00          Aa2           3,994,520
                 Trinity Health Care Group, Series 2006A, 5.000%, 12/01/31 (UB)

          850   Monroe County Hospital Finance Authority, Michigan, Mercy          6/16 at 100.00         Baa3             656,940
                 Memorial Hospital Corporation Revenue Bonds, Series 2006,
                 5.500%, 6/01/35

        6,390   Wayne County, Michigan, Airport Revenue Bonds, Detroit            12/12 at 100.00            A           6,477,671
                 Metropolitan Airport, Series 2002D, 5.500%, 12/01/19 - FGIC
                 Insured (Alternative Minimum Tax)
----------------------------------------------------------------------------------------------------------------------------------
       35,680   Total Michigan                                                                                         34,156,913
----------------------------------------------------------------------------------------------------------------------------------

                MINNESOTA - 4.8% (3.0% OF TOTAL INVESTMENTS)

       13,650   Cohasset, Minnesota, Pollution Control Revenue Bonds, Allete       7/14 at 100.00           A2          13,765,616
                 Inc., Series 2004, 4.950%, 7/01/22

        2,000   Duluth Economic Development Authority, Minnesota, Healthcare       2/14 at 100.00      N/R (4)           2,278,420
                 Facilities Revenue Bonds, Benedictine Health System - St.
                 Mary's Duluth Clinic, Series 2004, 5.375%, 2/15/22
                 (Pre-refunded 2/15/14)

                Eden Prairie, Minnesota, GNMA Collateralized Multifamily
                Housing Revenue Bonds, Rolling Hills Project, Series 2001A:
        1,000    6.150%, 8/20/31                                                   8/11 at 105.00          Aaa           1,067,260
        2,000    6.200%, 2/20/43                                                   8/11 at 105.00          Aaa           2,130,060

           90   Minnesota Agricultural and Economic Development Board,            11/09 at 100.00            A              90,014
                 Healthcare System Revenue Bonds, Fairview Hospital and
                 Healthcare Services, Series 1997A, 5.750%, 11/15/26 - NPFG
                 Insured

        1,500   Minnesota Municipal Power Agency, Electric Revenue Bonds,         10/14 at 100.00           A3           1,553,775
                 Series 2004A, 5.250%, 10/01/24

        1,545   St. Paul Housing and Redevelopment Authority, Minnesota,          11/15 at 100.00          BB+           1,486,522
                 Revenue Bonds, Healtheast Inc., Series 2005, 6.000%, 11/15/25

       16,090   St. Paul Housing and Redevelopment Authority, Minnesota, Sales    11/15 at 103.00          AAA          19,347,578
                 Tax Revenue Refunding Bonds, Civic Center Project, Series
                 1996, 7.100%, 11/01/23 - FSA Insured
----------------------------------------------------------------------------------------------------------------------------------
       37,875   Total Minnesota                                                                                        41,719,245
----------------------------------------------------------------------------------------------------------------------------------

                MISSISSIPPI - 0.8% (0.5% OF TOTAL INVESTMENTS)

        6,875   Mississippi Hospital Equipment and Facilities Authority,           9/14 at 100.00           AA           7,001,569
                 Revenue Bonds, Baptist Memorial Healthcare, Series 2004,
                 5.000%, 9/01/24 (UB)
----------------------------------------------------------------------------------------------------------------------------------

                MISSOURI - 1.7% (1.1% OF TOTAL INVESTMENTS)

        2,000   Cole County Industrial Development Authority, Missouri, Revenue    2/14 at 100.00          N/R           1,881,180
                 Bonds, Lutheran Senior Services - Heisinger Project, Series
                 2004, 5.250%, 2/01/24

          500   Hannibal Industrial Development Authority, Missouri, Health        3/16 at 100.00         BBB+             477,785
                 Facilities Revenue Bonds, Hannibal Regional Hospital, Series
                 2006, 5.000%, 3/01/22

                Missouri Development Finance Board, Infrastructure Facilities
                Revenue Bonds, Branson Landing Project, Series 2005A:
        1,565    6.000%, 6/01/20                                                     No Opt. Call            A           1,672,437
        1,660    5.000%, 6/01/35                                                   6/15 at 100.00            A           1,488,041

        1,295   Missouri Health and Educational Facilities Authority, Revenue      6/11 at 101.00          AA-           1,324,125
                 Bonds, SSM Healthcare System, Series 2001A, 5.250%, 6/01/21 -
                 AMBAC Insured

                Missouri Health and Educational Facilities Authority, Revenue
                Bonds, SSM Healthcare System, Series 2001A:
          205    5.250%, 6/01/21 (Pre-refunded 6/01/11) - AMBAC Insured            6/11 at 101.00       AA-(4)             222,003
        1,500    5.250%, 6/01/21 (Pre-refunded 6/01/11) - AMBAC Insured            6/11 at 101.00       AA-(4)           1,624,410
        4,150    5.250%, 6/01/28 (Pre-refunded 6/01/11) - AMBAC Insured            6/11 at 101.00       AA-(4)           4,494,201

        1,575   Missouri Housing Development Commission, Single Family Mortgage    3/10 at 102.00          AAA           1,592,561
                 Revenue Bonds, Homeownership Loan Program, Series 1999B-1,
                 6.700%, 9/01/30 (Alternative Minimum Tax)
----------------------------------------------------------------------------------------------------------------------------------
       14,450   Total Missouri                                                                                          14,776,743
----------------------------------------------------------------------------------------------------------------------------------

                NEBRASKA - 0.3% (0.2% OF TOTAL INVESTMENTS)

        1,620   Omaha Public Power District, Nebraska, Separate Electric System    2/17 at 100.00          AAA           2,462,383
                 Revenue Bonds, Nebraska City 2, Series 2006A, 19.714%,
                 2/01/49 - AMBAC Insured (IF)
----------------------------------------------------------------------------------------------------------------------------------

                                                           Nuveen Investments 29

    | Portfolio of Investments October 31, 2009

    PRINCIPAL                                                                      OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                    PROVISIONS (2)  RATINGS (3)               VALUE
----------------------------------------------------------------------------------------------------------------------------------
                NEVADA - 3.8% (2.4% OF TOTAL INVESTMENTS)

$      10,410   Clark County School District, Nevada, General Obligation Bonds,    6/12 at 100.00       AA (4)     $    11,605,276
                 Series 2002C, 5.500%, 6/15/18 (Pre-refunded 6/15/12) - NPFG
                 Insured

       15,000   Clark County, Nevada, General Obligation Bank Bonds, Southern      6/11 at 100.00      AA+ (4)          16,076,550
                 Nevada Water Authority Loan, Series 2001, 5.250%, 6/01/26
                 (Pre-refunded 6/01/11) - FGIC Insured

                Director of Nevada State Department of Business and Industry,
                Revenue Bonds, Las Vegas Monorail Project, First Tier, Series
                2000:
        6,425    0.000%, 1/01/29 - AMBAC Insured                                     No Opt. Call         Caa2             281,865
       12,000    5.375%, 1/01/40 - AMBAC Insured                                   1/10 at 100.00         Caa2           2,460,120

        2,700   Las Vegas Redevelopment Agency, Nevada, Tax Increment Revenue      6/19 at 100.00            A           3,031,371
                 Bonds, Series 2009A, 8.000%, 6/15/30
----------------------------------------------------------------------------------------------------------------------------------
       46,535   Total Nevada                                                                                            33,455,182
----------------------------------------------------------------------------------------------------------------------------------

                NEW HAMPSHIRE - 0.0% (0.0% OF TOTAL INVESTMENTS)

          405   New Hampshire Housing Finance Authority, Single Family Mortgage    1/10 at 100.00          Aa2             405,397
                 Acquisition Revenue Bonds, Series 1996B, 6.400%, 1/01/27
                 (Alternative Minimum Tax)
----------------------------------------------------------------------------------------------------------------------------------

                NEW JERSEY - 8.8% (5.6% OF TOTAL INVESTMENTS)

       10,150   Delaware River Port Authority, Pennsylvania and New Jersey,        1/10 at 100.00          AAA          10,166,545
                 Revenue Bonds, Port District Project, Series 1999B, 5.625%,
                 1/01/26 - FSA Insured

        8,000   Essex County Improvement Authority, New Jersey, General           10/10 at 100.00       A1 (4)           8,408,800
                 Obligation Guaranteed Lease Revenue Bonds, County Correctional
                 Facility Project, Series 2000, 6.000%, 10/01/25 (Pre-refunded
                 10/01/10) - FGIC Insured

          470   Middlesex County Improvement Authority, New Jersey, Senior           No Opt. Call           B3             282,179
                 Revenue Bonds, Heldrich Center Hotel/Conference Center Project,
                 Series 2005A, 5.000%, 1/01/15

                New Jersey Economic Development Authority, School Facilities
                Construction Bonds, Series 2005P:
        3,655    5.250%, 9/01/24                                                   9/15 at 100.00          AA-           3,849,665
        2,000    5.250%, 9/01/26                                                   9/15 at 100.00          AA-           2,093,880

          300   New Jersey Educational Facilities Authority Revenue Refunding      6/19 at 100.00         Baa2             338,964
                 Bonds, University of Medicine and Dentistry of New Jersey Issue,
                 Series 2009 B, 7.500%, 12/01/32

          800   New Jersey Health Care Facilities Financing Authority, New         7/18 at 100.00         Baa2             780,464
                 Jersey, Revenue Bonds, Saint Peters University Hospital, Series
                 2007, 5.750%, 7/01/37

          440   New Jersey Housing and Mortgage Finance Agency, Home Buyer         4/10 at 100.00          Aaa             440,233
                 Program Revenue Bonds, Series 1997U, 5.850%, 4/01/29 - NPFG
                 Insured (Alternative Minimum Tax)

                New Jersey Transportation Trust Fund Authority, Transportation
                System Bonds, Series 2003C:
        5,410    5.500%, 6/15/20 (Pre-refunded 6/15/13)                            6/13 at 100.00          AAA           6,187,092
        9,250    5.500%, 6/15/23 (Pre-refunded 6/15/13)                            6/13 at 100.00          AAA          10,578,670

        3,850   New Jersey Transportation Trust Fund Authority, Transportation       No Opt. Call          AA-           4,283,318
                 System Bonds, Series 2006A, 5.250%, 12/15/20

                New Jersey Turnpike Authority, Revenue Bonds, Series 2000A:
        3,915    6.000%, 1/01/14 - NPFG Insured (ETM)                                No Opt. Call       A+ (4)           4,583,682
        7,585    6.000%, 1/01/14 - NPFG Insured (ETM)                                No Opt. Call       A+ (4)           8,880,518

        2,500   New Jersey Turnpike Authority, Revenue Bonds, Series 2003A,        7/13 at 100.00           A+           2,656,300
                 5.000%, 1/01/19 - FGIC Insured

        9,130   New Jersey Turnpike Authority, Revenue Bonds, Series 2005A,        1/15 at 100.00          AAA           9,613,068
                 5.000%, 1/01/25 - FSA Insured (UB)

        4,465   Tobacco Settlement Financing Corporation, New Jersey, Tobacco      6/17 at 100.00          BBB           4,013,678
                 Settlement Asset-Backed Bonds, Series 2007-1A, 4.500%, 6/01/23
----------------------------------------------------------------------------------------------------------------------------------
       71,920   Total New Jersey                                                                                        77,157,056
----------------------------------------------------------------------------------------------------------------------------------

                NEW MEXICO - 0.8% (0.5% OF TOTAL INVESTMENTS)

          425   New Mexico Mortgage Finance Authority, Single Family Mortgage      3/10 at 102.50          AAA             430,308
                 Program Bonds, Series 2000D-2, 6.850%, 9/01/31 (Alternative
                 Minimum Tax)

        5,585   Santa Fe County, New Mexico, Correctional System Gross Receipts      No Opt. Call          AAA           6,383,990
                 Tax Revenue Bonds, Series 1997, 6.000%, 2/01/27 - FSA Insured
----------------------------------------------------------------------------------------------------------------------------------
        6,010   Total New Mexico                                                                                         6,814,298
----------------------------------------------------------------------------------------------------------------------------------

30 Nuveen Investments

    PRINCIPAL                                                                       OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                    PROVISIONS (2)  RATINGS (3)               VALUE
----------------------------------------------------------------------------------------------------------------------------------
                NEW YORK - 13.2% (8.4% OF TOTAL INVESTMENTS)

                Dormitory Authority of the State of New York, Revenue Bonds,
                University of Rochester, Series 2004A:
$       1,000    5.250%, 7/01/22                                                   7/14 at 100.00          Aa3     $     1,050,530
          500    5.250%, 7/01/24                                                   7/14 at 100.00          Aa3             521,805

        1,025   Dormitory Authority of the State of New York, Revenue Bonds,       7/14 at 100.00          AAA           1,186,407
                 University of Rochester, Series 2004A, 5.250%, 7/01/20
                 (Pre-refunded 7/01/14)

        1,995   Dormitory Authority of the State of New York, State and Local      7/14 at 100.00          AA-           2,083,299
                 Appropriation Lease Bonds, Upstate Community Colleges, Series
                 2004B, 5.250%, 7/01/20

        2,335   Dormitory Authority of the State of New York, State Personal       3/15 at 100.00          AAA           2,452,124
                 Income Tax Revenue Bonds, Series 2005F, 5.000%, 3/15/24 -
                 AMBAC Insured

        6,915   Hudson Yards Infrastructure Corporation, New York, Revenue         2/17 at 100.00            A           5,831,074
                 Bonds, Series 2006A, 4.500%, 2/15/47 - NPFG Insured

        6,000   Liberty Development Corporation, New York, Goldman Sachs             No Opt. Call           A1           5,902,860
                 Headquarter Revenue Bonds, Series 2005, 5.250%, 10/01/35

                Long Island Power Authority, New York, Electric System General
                Revenue Bonds, Series 2006A:
        7,000    5.000%, 12/01/23 - FGIC Insured                                   6/16 at 100.00            A           7,253,820
        5,000    5.000%, 12/01/24 - FGIC Insured                                   6/16 at 100.00            A           5,161,050

        5,100   Long Island Power Authority, New York, Electric System Revenue    11/16 at 100.00            A           4,609,941
                 Bonds, Series 2006F, 4.250%, 5/01/33 - NPFG Insured

        3,900   Metropolitan Transportation Authority, New York, Transportation   11/15 at 100.00            A           3,952,650
                  Revenue Bonds, Series 2005B, 5.000%, 11/15/30 -
                  AMBAC Insured

        5,780   Metropolitan Transportation Authority, New York,                  11/15 at 100.00            A           5,858,030
                 Transportation Revenue Bonds, Series 2005F, 5.000%, 11/15/30

        3,000   Metropolitan Transportation Authority, New York,                  11/12 at 100.00            A           3,086,100
                 Transportation Revenue Refunding Bonds, Series 2002A, 5.125%,
                 11/15/21 - FGIC Insured

                New York City Industrial Development Agency, New York, Civic
                Facility Revenue Bonds, United Jewish Appeal - Federation of
                Jewish Philanthropies of New York Inc., Series 2004A:
        2,185    5.250%, 7/01/20                                                   7/14 at 100.00          Aa1           2,409,247
        2,050    5.250%, 7/01/21                                                   7/14 at 100.00          Aa1           2,255,595
        2,420    5.250%, 7/01/22                                                   4/14 at 100.00          Aa1           2,579,914
        1,370    5.250%, 7/01/24                                                   4/14 at 100.00          Aa1           1,451,789

       12,500   New York City, New York, General Obligation Bonds, Fiscal         10/13 at 100.00           AA          13,006,250
                 Series 2003D, 5.250%, 10/15/22 (UB)

          525   New York City, New York, General Obligation Bonds, Fiscal          6/13 at 100.00          AAA             547,481
                 Series 2003J, 5.500%, 6/01/23

        4,475   New York City, New York, General Obligation Bonds, Fiscal          6/13 at 100.00          AAA           5,120,385
                 Series 2003J, 5.500%, 6/01/23 (Pre-refunded 6/01/13)

        7,960   New York City, New York, General Obligation Bonds, Fiscal          4/15 at 100.00           AA           8,246,003
                 Series 2005M, 5.000%, 4/01/24 (UB)

        6,000   New York City, New York, General Obligation Bonds, Series          8/14 at 100.00           AA           6,339,540
                 2004C-1, 5.250%, 8/15/20 (UB)

        2,880   New York Convention Center Development Corporation, Hotel Fee     11/15 at 100.00          AAA           3,150,950
                 Revenue Bonds, Trust 2364, 16.993%, 11/15/44 - AMBAC Insured
                 (IF)

          650   New York Counties Tobacco Trust I, Tobacco Settlement              6/10 at 101.00          BBB             643,559
                 Pass-Through Bonds, Series 2000B, 6.500%, 6/01/35

        1,350   New York Counties Tobacco Trust I, Tobacco Settlement              6/10 at 101.00          AAA           1,412,546
                 Pass-Through Bonds, Series 2000B, 6.500%, 6/01/35
                 (Pre-refunded 6/01/10)

        7,400   New York State Tobacco Settlement Financing Corporation,           6/10 at 100.00          AA-           7,501,084
                 Tobacco Settlement Asset-Backed and State Contingency
                 Contract-Backed Bonds, Series 2003A-1, 5.500%, 6/01/16

        6,460   New York State Urban Development Corporation, State Personal       3/14 at 100.00          AAA           6,700,893
                 Income Tax Revenue Bonds, Series 2004A-1, 5.000%, 3/15/26 -
                 FGIC Insured

        4,750   Port Authority of New York and New Jersey, Consolidated            3/14 at 101.00          AA-           4,943,658
                 Revenue Bonds, One Hundred Thirty-Fifth Series 2004, 5.000%,
                 9/15/28 - SYNCORA GTY Insured
----------------------------------------------------------------------------------------------------------------------------------
      112,525   Total New York                                                                                         115,258,584
----------------------------------------------------------------------------------------------------------------------------------

                                                           Nuveen Investments 31

    | Portfolio of Investments October 31, 2009

    PRINCIPAL                                                                       OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                    PROVISIONS (2)  RATINGS (3)               VALUE
----------------------------------------------------------------------------------------------------------------------------------
                NORTH CAROLINA - 1.6% (1.0% OF TOTAL INVESTMENTS)

                Charlotte, North Carolina, Certificates of Participation,
                Governmental Facilities Projects, Series 2003G:
$       5,785    5.250%, 6/01/22 (UB)                                              6/13 at 100.00          AA+     $     6,060,597
        3,475    5.250%, 6/01/23 (UB)                                              6/13 at 100.00          AA+           3,629,047

        2,850   Charlotte-Mecklenberg Hospital Authority, North Carolina,          1/18 at 100.00          AA-           2,542,371
                 Carolinas HealthCare System Revenue Bonds, Series 2008A, Trust
                 1149, 14.759%, 1/15/47 (IF)

        1,050   Charlotte-Mecklenburg Hospital Authority, North Carolina,          1/17 at 100.00          AA-           1,048,562
                 Health Care System Revenue Bonds, Carolinas Health Care,
                 Series 2007A, 5.000%, 1/15/31

        1,000   Gaston County Industrial Facilities and Pollution Control          8/15 at 100.00          N/R             594,430
                 Financing Authority, North Carolina, National Gypsum Company
                 Project Exempt Facilities Revenue Bonds, Series 2005,
                 5.750%, 8/01/35 (Alternative Minimum Tax)
----------------------------------------------------------------------------------------------------------------------------------
       14,160   Total North Carolina                                                                                    13,875,007
----------------------------------------------------------------------------------------------------------------------------------

                NORTH DAKOTA - 1.1% (0.7% OF TOTAL INVESTMENTS)

        9,650   Dickinson, North Dakota, Health Care Facilities Revenue            2/10 at 102.00      Aa2 (4)          10,046,615
                 Bonds, BHS Long Term Care Inc., Series 1990, 7.625%, 2/15/20
                 (Pre-refunded 2/15/10) - RAAI Insured
----------------------------------------------------------------------------------------------------------------------------------

                OHIO - 3.1% (2.0% OF TOTAL INVESTMENTS)

                Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco
                Settlement Asset-Backed Revenue Bonds, Senior Lien, Series
                2007A-2:
          250    5.125%, 6/01/24                                                   6/17 at 100.00          BBB             222,665
        2,850    5.875%, 6/01/30                                                   6/17 at 100.00          BBB           2,480,555
        2,745    5.750%, 6/01/34                                                   6/17 at 100.00          BBB           2,308,408
        6,285    5.875%, 6/01/47                                                   6/17 at 100.00          BBB           4,656,682

        4,265   Franklin County, Ohio, Hospital Revenue and Improvement            5/11 at 101.00      Aa2 (4)           4,606,115
                 Bonds, Children's Hospital Project, Series 2001, 5.500%,
                 5/01/28 (Pre-refunded 5/01/11) - AMBAC Insured

        2,720   Ohio State University, General Receipts Bonds, Series 2003B,       6/13 at 100.00           AA           2,963,277
                 5.250%, 6/01/20

          665   Richland County, Ohio, Hospital Facilities Revenue Refunding      11/10 at 101.00           A-             682,164
                 Bonds, MedCentral Health System Obligated Group, Series 2000A,
                 6.125%, 11/15/16

        1,335   Richland County, Ohio, Hospital Facilities Revenue Refunding      11/10 at 101.00       A- (4)           1,424,445
                 Bonds, MedCentral Health System Obligated Group, Series 2000A,
                 6.125%, 11/15/16 (Pre-refunded 11/15/10)

        7,000   Steubenville, Ohio, Hospital Facilities Revenue Refunding and     10/10 at 100.00      N/R (4)           7,394,450
                 Improvement Bonds, Trinity Health System, Series 2000, 6.500%,
                 10/01/30 (Pre-refunded 10/01/10)
----------------------------------------------------------------------------------------------------------------------------------
       28,115   Total Ohio                                                                                              26,738,761
----------------------------------------------------------------------------------------------------------------------------------

                OKLAHOMA - 2.6% (1.6% OF TOTAL INVESTMENTS)

        1,050   Norman Regional Hospital Authority, Oklahoma, Hospital             9/16 at 100.00         BBB-             936,075
                 Revenue Bonds, Series 2005, 5.375%, 9/01/36

        3,500   Oklahoma Capitol Improvement Authority, State Facilities           7/15 at 100.00           AA           3,605,910
                 Revenue Bonds, Series 2005F, 5.000%, 7/01/24 - AMBAC Insured

                Oklahoma Development Finance Authority, Revenue Bonds, Saint
                John Health System, Series 2007:
        7,290    5.000%, 2/15/37                                                   2/17 at 100.00            A           6,985,934
        1,335    5.000%, 2/15/42                                                   2/17 at 100.00            A           1,259,532

       10,035   Tulsa County Industrial Authority, Oklahoma, Health Care          12/16 at 100.00           AA           9,673,740
                 Revenue Bonds, Saint Francis Health System, Series 2006,
                 5.000%, 12/15/36 (UB)

          143   Tulsa County Industrial Authority, Oklahoma, Health Care          12/16 at 100.00           AA             133,638
                 Revenue Bonds, Saint Francis Health System, Series 2006, Trust
                 3500, 8.366%, 12/15/36 (IF)
----------------------------------------------------------------------------------------------------------------------------------
       23,353   Total Oklahoma                                                                                          22,594,829
----------------------------------------------------------------------------------------------------------------------------------

                OREGON - 0.5% (0.3% OF TOTAL INVESTMENTS)

        1,060   Oregon Department of Administrative Services, Certificates of      5/15 at 100.00          AAA           1,112,057
                 Participation, Series 2005A, 5.000%, 5/01/24 - FSA Insured

        2,500   Oregon State Department of Transportation, Highway User Tax       11/14 at 100.00          AAA           2,862,875
                 Revenue Bonds, Series 2004A, 5.000%, 11/15/21 (Pre-refunded
                 11/15/14)
----------------------------------------------------------------------------------------------------------------------------------
        3,560   Total Oregon                                                                                             3,974,932
----------------------------------------------------------------------------------------------------------------------------------

32 Nuveen Investments

    PRINCIPAL                                                                       OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                    PROVISIONS (2)  RATINGS (3)               VALUE
----------------------------------------------------------------------------------------------------------------------------------
                PENNSYLVANIA - 4.6% (2.9% OF TOTAL INVESTMENTS)

$         980   Bucks County Industrial Development Authority, Pennsylvania,       3/17 at 100.00          BBB     $       808,118
                 Charter School Revenue Bonds, School Lane Charter School,
                 Series 2007A, 5.000%, 3/15/37

                Lancaster Higher Education Authority, Pennsylvania, Revenue
                Bonds, Franklin and Marshall College, Series 2003C:
        1,340    5.250%, 4/15/15                                                   4/13 at 100.00           A+           1,440,795
        1,960    5.250%, 4/15/17                                                   4/13 at 100.00           A+           2,075,366

        1,000   Pennsylvania State University, General Revenue Bonds, Series       9/15 at 100.00           AA           1,046,500
                 2005, 5.000%, 9/01/29

        2,625   Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series   6/16 at 100.00          Aa3           2,673,510
                 2006A, 5.000%, 12/01/26 - AMBAC Insured

                Philadelphia Gas Works, Pennsylvania, Revenue Bonds, General
                Ordinance, Fifth Series 2004A-1:
        4,505    5.000%, 9/01/21 - FSA Insured                                     9/14 at 100.00          AAA           4,689,615
        4,735    5.000%, 9/01/22 - FSA Insured                                     9/14 at 100.00          AAA           4,907,354

        8,145   Philadelphia Redevelopment Authority, Pennsylvania, Multifamily    4/10 at 101.00          N/R           6,896,697
                 Housing Mortgage Revenue Bonds, Cricket Court Apartments,
                 Series 1998A, 6.200%, 4/01/25 (Alternative Minimum Tax)

       14,000   State Public School Building Authority, Pennsylvania, Lease        6/13 at 100.00          AAA          15,881,180
                 Revenue Bonds, Philadelphia School District, Series 2003,
                 5.250%, 6/01/24 (Pre-refunded 6/01/13) - FSA Insured
----------------------------------------------------------------------------------------------------------------------------------
       39,290   Total Pennsylvania                                                                                      40,419,135
----------------------------------------------------------------------------------------------------------------------------------

                PUERTO RICO - 0.3% (0.2% OF TOTAL INVESTMENTS)

        2,500   Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue     8/17 at 100.00          AA-           2,541,175
                 Bonds, Series 2007A, 5.250%, 8/01/57
----------------------------------------------------------------------------------------------------------------------------------

                RHODE ISLAND - 0.1% (0.1% OF TOTAL INVESTMENTS)

        1,440   Rhode Island Tobacco Settlement Financing Corporation, Tobacco     6/12 at 100.00          BBB          1,308,802
                 Settlement Asset-Backed Bonds, Series 2002A, 6.250%, 6/01/42
----------------------------------------------------------------------------------------------------------------------------------

                SOUTH CAROLINA - 5.5% (3.5% OF TOTAL INVESTMENTS)

        8,610   Dorchester County School District 2, South Carolina, Installment  12/14 at 100.00          AA-           8,928,053
                 Purchase Revenue Bonds, GROWTH, Series 2004, 5.250%, 12/01/24

                Greenville County School District, South Carolina, Installment
                Purchase Revenue Bonds, Series 2003:
        5,090    5.250%, 12/01/18 (UB)                                            12/13 at 100.00           AA           5,368,881
        3,595    5.250%, 12/01/20 (UB)                                            12/13 at 100.00           AA           3,753,899
        1,865    5.250%, 12/01/21 (UB)                                            12/13 at 100.00           AA           1,939,600

                Lexington County Health Service District, South Carolina,
                Hospital Revenue Bonds, Series 2004:
        1,805    6.000%, 5/01/19 (Pre-refunded 5/01/14)                            5/14 at 100.00        A+(4)           2,116,796
        2,400    5.500%, 5/01/24 (Pre-refunded 5/01/14)                            5/14 at 100.00        A+(4)           2,763,120

                South Carolina JOBS Economic Development Authority, Hospital
                Refunding and Improvement Revenue Bonds, Palmetto Health
                Alliance, Series 2003C:
       13,345    6.375%, 8/01/34 (Pre-refunded 8/01/13)                            8/13 at 100.00      BBB+(4)          15,480,867
        1,655    6.375%, 8/01/34 (Pre-refunded 8/01/13)                            8/13 at 100.00      BBB+(4)           1,926,420

        5,845   Tobacco Settlement Revenue Management Authority, South Carolina,   5/12 at 100.00       BBB(4)           6,133,509
                 Tobacco Settlement Asset-Backed Bonds, Series 2001B, 6.000%,
                 5/15/22 (Pre-refunded 5/15/12)
----------------------------------------------------------------------------------------------------------------------------------
       44,210   Total South Carolina                                                                                    48,411,145
----------------------------------------------------------------------------------------------------------------------------------

                TENNESSEE - 1.8% (1.1% OF TOTAL INVESTMENTS)

        6,400   Johnson City Health and Educational Facilities Board, Tennessee,   7/16 at 100.00         BBB+           6,216,512
                 Revenue Bonds, Mountain States Health Alliance, Series 2006A,
                 5.500%, 7/01/36

        6,100   Knox County Health, Educational and Housing Facilities Board,       1/17 at 31.68           A-             844,911
                 Tennessee, Hospital Revenue Refunding Bonds, Covenant Health,
                 Series 2006, 0.000%, 1/01/40

        5,000   Metropolitan Government of Nashville-Davidson County Health and   10/19 at 100.00           AA           5,224,550
                 Educational Facilities Board, Tennessee, Revenue Refunding
                 Bonds, Vanderbilt University, Series 2009B, 5.000%, 10/01/39

          410   Sullivan County Health Educational and Housing Facilities Board,   9/16 at 100.00         BBB+             343,018
                 Tennessee, Revenue Bonds, Wellmont Health System, Series 2006C,
                 5.250%, 9/01/36

                Sumner County Health, Educational, and Housing Facilities Board,
                Tennessee, Revenue Refunding Bonds, Sumner Regional Health
                System Inc., Series 2007:
        1,300    5.500%, 11/01/37                                                 11/17 at 100.00          N/R             494,130
        3,000    5.500%, 11/01/46                                                 11/17 at 100.00          N/R           1,140,300

                                                           Nuveen Investments 33

    | Portfolio of Investments October 31, 2009

    PRINCIPAL                                                                       OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                    PROVISIONS (2)  RATINGS (3)               VALUE
----------------------------------------------------------------------------------------------------------------------------------
                TENNESSEE (continued)

$       1,425   Tennessee Housing Development Agency, Homeownership Program        7/13 at 100.00          AA+     $     1,430,344
                  Bonds, Series 2004, 5.000%, 7/01/34 (Alternative Minimum Tax)
----------------------------------------------------------------------------------------------------------------------------------
       23,635   Total Tennessee                                                                                         15,693,765
----------------------------------------------------------------------------------------------------------------------------------

                TEXAS - 16.0% (10.2% OF TOTAL INVESTMENTS)

        5,000   Alliance Airport Authority, Texas, Special Facilities Revenue     12/12 at 100.00         CCC+           2,988,250
                 Bonds, American Airlines Inc., Series 2007, 5.250%, 12/01/29
                 (Alternative Minimum Tax)

        3,162   Austin Housing Finance Corporation, Texas, GNMA Collateralized    12/10 at 105.00          Aaa           3,369,364
                 Multifamily Housing Revenue Bonds, Fairway Village Project,
                 Series 2000A, 7.375%, 6/20/35 (Alternative Minimum Tax)

        8,840   Board of Regents, University of Texas System, Financing System     2/17 at 100.00          Aaa           8,411,525
                 Revenue Bonds, Series 2006F, 4.250%, 8/15/36 (UB)

        2,150   Brazos River Authority, Texas, Pollution Control Revenue Bonds,   10/13 at 101.00          CCC           1,072,528
                 TXU Energy Company LLC Project, Series 2003C, 6.750%, 10/01/38
                 (Alternative Minimum Tax)

          175   Clear Creek Independent School District, Galveston and Harris      2/10 at 100.00          AAA             177,770
                 Counties, Texas, Unlimited Tax Schoolhouse and Refunding Bonds,
                 Series 2000, 6.000%, 2/15/16

          530   Harlingen Housing Finance Corporation, Texas, GNMA/FNMA Single     9/10 at 105.00          AAA             550,490
                 Family Mortgage Revenue Bonds, Series 2000A, 6.700%, 9/01/33
                 (Alternative Minimum Tax)

        1,335   Harris County Hospital District, Texas, Revenue Refunding Bonds,     No Opt. Call           A1           1,355,960
                 Series 1990, 7.400%, 2/15/10 - AMBAC Insured

          145   Harris County Hospital District, Texas, Revenue Refunding Bonds,     No Opt. Call       A1 (4)             147,668
                 Series 1990, 7.400%, 2/15/10 - AMBAC Insured (ETM)

       19,125   Harris County Hospital District, Texas, Revenue Refunding Bonds,   8/10 at 100.00        A (4)          19,945,460
                 Series 2000, 6.000%, 2/15/15 (Pre-refunded 8/15/10) - NPFG
                 Insured

        4,000   Harris County-Houston Sports Authority, Texas, Junior Lien        11/11 at 100.00            A           3,634,840
                 Revenue Refunding Bonds, Series 2001B, 5.250%, 11/15/40 -
                 NPFG Insured

        5,000   Houston, Texas, First Lien Combined Utility System Revenue         5/14 at 100.00           AA           5,245,700
                 Bonds, Series 2004A, 5.250%, 5/15/25 - NPFG Insured

        6,000   Houston, Texas, General Obligation Public Improvement Bonds,       3/11 at 100.00          AAA           6,363,600
                 Series 2001B, 5.500%, 3/01/15 - FSA Insured

       13,975   Hutto Independent School District, Williamson County, Texas,       8/16 at 100.00          AAA          14,010,077
                 General Obligation Bonds, Series 2007A, 4.750%, 8/01/43 (UB)

                Kerrville Health Facilities Development Corporation, Texas,
                Revenue Bonds, Sid Peterson Memorial Hospital Project, Series
                2005:
        2,000    5.250%, 8/15/21                                                     No Opt. Call         BBB-           1,931,640
        2,800    5.125%, 8/15/26                                                     No Opt. Call         BBB-           2,559,340

        1,505   Lower Colorado River Authority, Texas, Contract Revenue            5/13 at 100.00            A           1,551,474
                 Refunding Bonds, Transmission Services Corporation, Series
                 2003C, 5.250%, 5/15/23 - AMBAC Insured

          245   Lower Colorado River Authority, Texas, Revenue Refunding and       5/13 at 100.00       A1 (4)             276,627
                 Improvement Bonds, Series 2003, 5.250%, 5/15/24 (Pre-refunded
                 5/15/13) - AMBAC Insured

        3,155   Lower Colorado River Authority, Texas, Revenue Refunding and       5/13 at 100.00           A1           3,241,983
                 Improvement Bonds, Series 2003, 5.250%, 5/15/24 - AMBAC
                 Insured

        5,650   North Texas Thruway Authority, Second Tier System Revenue          1/18 at 100.00           A3           5,715,540
                 Refunding Bonds, Series 2008, 5.750%, 1/01/38

       11,000   Pearland Independent School District, Brazoria County, Texas,      2/17 at 100.00          AAA          10,729,840
                 General Obligation Bonds, Tender Option Bond Trust 1124,
                 7.420%, 2/15/32 (IF)

        2,000   Sabine River Authority, Texas, Pollution Control Revenue Bonds,   11/15 at 100.00          CCC             893,880
                 TXU Electric Company, Series 2001C, 5.200%, 5/01/28

       12,130   Tarrant County Cultural & Educational Facilities Financing         2/17 at 100.00          AA-          11,699,264
                 Corporation, Texas, Revenue Bonds, Series 2007A, 5.000%,
                 2/15/36 (UB)

        7,255   Tarrant County Health Facilities Development Corporation, Texas,  12/10 at 105.00          Aaa           7,732,959
                 GNMA Collateralized Mortgage Loan Revenue Bonds, Eastview
                 Nursing Home, Ebony Lake Nursing Center, Ft. Stockton Nursing
                 Center, Lynnhaven Nursing Center and Mission Oaks Manor, Series
                 2000A-1, 7.625%, 12/20/32

34 Nuveen Investments

    PRINCIPAL                                                                       OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                    PROVISIONS (2)  RATINGS (3)               VALUE
----------------------------------------------------------------------------------------------------------------------------------
                TEXAS (continued)

$       4,000   Tarrant County Health Facilities Development Corporation, Texas,  11/10 at 101.00      N/R (4)     $     4,292,720
                 Hospital Revenue Bonds, Adventist Health System - Sunbelt
                 Obligated Group, Series 2000, 6.700%, 11/15/30 (Pre-refunded
                 11/15/10)

        5,000   Tarrant Regional Water District, Texas, Water Revenue Refunding    3/13 at 100.00          AAA           5,528,950
                 and Improvement Bonds, Series 1999, 5.250%, 3/01/17 - FSA
                 Insured

        2,985   Texas State, General Obligation Bonds, Series 2007, Trust 3213,    4/17 at 100.00          Aa1           3,683,670
                 13.749%, 4/01/33 (IF)

       25,000   Texas Turnpike Authority, First Tier Revenue Bonds, Central          No Opt. Call         BBB+          10,768,500
                 Texas Turnpike System, Series 2002A, 0.000%, 8/15/24 - AMBAC
                 Insured

        2,500   Tomball Hospital Authority, Texas, Hospital Revenue Bonds,         7/15 at 100.00         Baa3           2,242,875
                 Tomball Regional Hospital, Series 2005, 5.000%, 7/01/20
----------------------------------------------------------------------------------------------------------------------------------
      156,662   Total Texas                                                                                            140,122,494
----------------------------------------------------------------------------------------------------------------------------------

                UTAH - 0.0% (0.0% OF TOTAL INVESTMENTS)

          140   Utah Housing Finance Agency, Single Family Mortgage Bonds,         1/10 at 100.00          AAA             138,629
                 Series 1997F, 5.750%, 7/01/28 (Alternative Minimum Tax)
----------------------------------------------------------------------------------------------------------------------------------

                VIRGINIA - 0.5% (0.3% OF TOTAL INVESTMENTS)

        4,680   Virginia Beach Development Authority, Virginia, Multifamily       10/14 at 100.00          N/R           4,460,789
                 Residential Rental Housing Revenue Bonds, Mayfair Apartments I
                 and II, Series 1999, 7.500%, 10/01/39 (Alternative Minimum Tax)
----------------------------------------------------------------------------------------------------------------------------------

                WASHINGTON - 3.5% (2.2% OF TOTAL INVESTMENTS)

        2,500   Energy Northwest, Washington, Electric Revenue Refunding Bonds,    7/12 at 100.00          Aaa           2,738,325
                 Columbia Generating Station - Nuclear Project 2, Series 2002C,
                 5.750%, 7/01/17 - NPFG Insured

        3,125   Skagit County Public Hospital District 1, Washington, General      6/14 at 100.00           A3           3,244,500
                 Obligation Bonds, Series 2004A, 5.375%, 12/01/20 - NPFG Insured

        5,000   Snohomish County, Washington, Limited Tax General Obligation      12/11 at 100.00           AA           5,185,650
                 Bonds, Series 2001, 5.250%, 12/01/26 - NPFG Insured

        4,750   Washington State Healthcare Facilities Authority, Revenue Bonds,  11/09 at 100.50           A2           4,729,765
                 Swedish Health Services, Series 1998, 5.125%, 11/15/22 - AMBAC
                 Insured

                Washington State Tobacco Settlement Authority, Tobacco
                Settlement Asset-Backed Revenue Bonds, Series 2002:
        1,770    6.500%, 6/01/26                                                   6/13 at 100.00          BBB           1,791,930
        2,430    6.625%, 6/01/32                                                   6/13 at 100.00          BBB           2,392,092

        6,480   Washington State, Motor Vehicle Fuel Tax General Obligation          No Opt. Call          AA+           3,374,330
                 Bonds, Series 2002-03C, 0.000%, 6/01/24 - NPFG Insured

       11,000   Washington, General Obligation Bonds, Series 2000S-5, 0.000%,        No Opt. Call          AA+           7,323,910
                 1/01/20 - FGIC Insured
----------------------------------------------------------------------------------------------------------------------------------
       37,055   Total Washington                                                                                        30,780,502
----------------------------------------------------------------------------------------------------------------------------------

                WISCONSIN - 4.0% (2.5% OF TOTAL INVESTMENTS)

                Badger Tobacco Asset Securitization Corporation, Wisconsin,
                Tobacco Settlement Asset-Backed Bonds, Series 2002:
        1,100    6.125%, 6/01/27 (Pre-refunded 6/01/12)                            6/12 at 100.00          AAA           1,201,981
          300    6.375%, 6/01/32 (Pre-refunded 6/01/12)                            6/12 at 100.00          AAA             336,534

                Milwaukee Redevelopment Authority, Wisconsin, Lease Revenue
                Bonds, Public Schools, Series 2003A:
        1,000    5.125%, 8/01/22 (Pre-refunded 8/01/13) - AMBAC Insured            8/13 at 100.00       A1 (4)           1,131,310
          750    5.125%, 8/01/23 (Pre-refunded 8/01/13) - AMBAC Insured            8/13 at 100.00       A1 (4)             848,483

        1,000   Wisconsin Health and Educational Facilities Authority, Revenue     7/11 at 100.00           A-           1,018,310
                 Bonds, Agnesian Healthcare Inc., Series 2001, 6.000%, 7/01/21

        9,000   Wisconsin Health and Educational Facilities Authority, Revenue     4/13 at 100.00         BBB+           9,180,810
                 Bonds, Aurora Healthcare Inc., Series 2003, 6.400%, 4/15/33

        2,175   Wisconsin Health and Educational Facilities Authority, Revenue    10/11 at 100.00          BBB           2,238,793
                 Bonds, Carroll College Inc., Series 2001, 6.125%, 10/01/16

          790   Wisconsin Health and Educational Facilities Authority, Revenue     5/16 at 100.00          BBB             648,495
                 Bonds, Divine Savior Healthcare, Series 2006, 5.000%, 5/01/32

        6,025   Wisconsin Health and Educational Facilities Authority, Revenue     9/13 at 100.00     BBB+ (4)           6,978,396
                 Bonds, Franciscan Sisters of Christian Charity Healthcare
                 Ministry, Series 2003A, 6.000%, 9/01/22 (Pre-refunded 9/01/13)

                                                           Nuveen Investments 35

    | Portfolio of Investments October 31, 2009

    PRINCIPAL                                                                       OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                    PROVISIONS (2)  RATINGS (3)               VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                WISCONSIN (continued)

$       4,995   Wisconsin Health and Educational Facilities Authority, Revenue     9/17 at 100.00         BBB+     $     4,225,970
                 Bonds, Franciscan Sisters of Christian Charity HealthCare
                 Ministry, Series 2007, 5.000%, 9/01/33

        2,000   Wisconsin Health and Educational Facilities Authority, Revenue     8/16 at 100.00         BBB+           1,704,820
                 Bonds, Wheaton Franciscan Healthcare System, Series 2006,
                 5.250%, 8/15/34

        2,000   Wisconsin Health and Educational Facilities Authority, Revenue     8/13 at 100.00         BBB+           1,802,740
                 Bonds, Wheaton Franciscan Services Inc., Series 2003A, 5.250%,
                 8/15/25

                Wisconsin, General Obligation Bonds, Series 2004-3:
          175    5.250%, 5/01/19 - FGIC Insured                                    5/14 at 100.00          Aa3             188,442
        1,265    5.250%, 5/01/21 - FGIC Insured                                    5/14 at 100.00           AA           1,348,718

        1,545   Wisconsin, General Obligation Bonds, Series 2004-3, 5.250%,        5/14 at 100.00      Aa3 (4)           1,774,402
                 5/01/19 (Pre-refunded 5/01/14) - FGIC Insured
-----------------------------------------------------------------------------------------------------------------------------------
       34,120   Total Wisconsin                                                                                         34,628,204
-----------------------------------------------------------------------------------------------------------------------------------

                WYOMING - 0.4% (0.3% OF TOTAL INVESTMENTS)

        3,900   Sweetwater County, Wyoming, Solid Waste Disposal Revenue          12/15 at 100.00         BBB+           3,666,117
                 Bonds, FMC Corporation, Series 2005, 5.600%, 12/01/35
                 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
$   1,552,195   Total Investments (cost $1,377,411,918) - 157.0%                                                     1,373,927,160
=============----------------------------------------------------------------------------------------------------------------------
                Floating Rate Obligations - (14.2)%                                                                   (124,294,000)
                -------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 3.0%                                                                    26,358,031
                -------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (45.8)% (5)                                                  (400,650,000)
                -------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                      $   875,341,191
                ===================================================================================================================

(1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

(2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

(4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5) Preferred Shares, at Liquidation Value as a percentage of Total Investments is 29.2%.

N/R   Not rated.

(ETM) Escrowed to maturity.

(IF)  Inverse floating rate investment.

(UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 - Inverse Floating Rate Securities for more information.

                                 See accompanying notes to financial statements.

36 Nuveen Investments

NPM | Nuveen Premium Income Municipal Fund 2, Inc.
    | Portfolio of Investments
                                October 31, 2009

    PRINCIPAL                                                                       OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                    PROVISIONS (2)  RATINGS (3)               VALUE
----------------------------------------------------------------------------------------------------------------------------------
                ALABAMA - 3.3% (2.1% OF TOTAL INVESTMENTS)

$       6,995   Alabama Special Care Facilities Financing Authority, Revenue      11/16 at 100.00          Aa1     $     6,973,246
                 Bonds, Ascension Health, Series 2006C-2, 5.000%, 11/15/39 (UB)

                Birmingham Special Care Facilities Financing Authority, Alabama,
                Revenue Bonds, Baptist Health System Inc., Series 2005A:
        3,500    5.250%, 11/15/20                                                 11/15 at 100.00         Baa2           3,372,145
        1,000    5.000%, 11/15/30                                                 11/15 at 100.00         Baa2             871,640

       12,000   Birmingham Waterworks And Sewer Board, Alabama, Water and Sewer    1/17 at 100.00          AAA          11,383,200
                 Revenue Bonds, 4.500%, 1/01/39 - BHAC Insured (UB)

        1,960   Courtland Industrial Development Board, Alabama, Pollution         6/15 at 100.00          BBB           1,783,580
                 Control Revenue Bonds, International Paper Company, Series
                 2005A, 5.000%, 6/01/25

        1,690   Montgomery BMC Special Care Facilities Financing Authority,       11/14 at 100.00       A3 (4)           1,929,321
                 Alabama, Revenue Bonds, Baptist Medical Center, Series 2004C,
                 5.250%, 11/15/29 (Pre-refunded 11/15/14)

        6,255   University of South Alabama, Student Tuition Revenue Bonds,        3/14 at 100.00           A1           6,323,180
                 Series 2004, 5.000%, 3/15/24 - FGIC Insured
----------------------------------------------------------------------------------------------------------------------------------
       33,400   Total Alabama                                                                                           32,636,312
----------------------------------------------------------------------------------------------------------------------------------

                ARIZONA - 0.3% (0.2% OF TOTAL INVESTMENTS)

                Glendale Industrial Development Authority, Arizona, Revenue
                Bonds, John C. Lincoln Health Network, Series 2005B:
          200    5.250%, 12/01/24                                                 12/15 at 100.00          BBB             192,726
          265    5.250%, 12/01/25                                                 12/15 at 100.00          BBB             253,610

          590   Pima County Industrial Development Authority, Arizona, Lease       1/10 at 100.00          Aa3             593,286
                 Obligation Revenue Refunding Bonds, Tucson Electric Power
                 Company, Series 1988A, 7.250%, 7/15/10 - FSA Insured

        2,750   Salt Verde Financial Corporation, Arizona, Senior Gas Revenue        No Opt. Call            A           2,352,213
                 Bonds, Series 2007, 5.000%, 12/01/37
----------------------------------------------------------------------------------------------------------------------------------
        3,805   Total Arizona                                                                                            3,391,835
----------------------------------------------------------------------------------------------------------------------------------

                ARKANSAS - 0.1% (0.1% OF TOTAL INVESTMENTS)

        1,000   Washington County, Arkansas, Hospital Revenue Bonds, Washington    2/15 at 100.00         Baa1             937,940
                 Regional Medical Center, Series 2005B, 5.000%, 2/01/25
----------------------------------------------------------------------------------------------------------------------------------

                CALIFORNIA - 10.1% (6.5% OF TOTAL INVESTMENTS)

        5,690   California Department of Veterans Affairs, Home Purchase Revenue   6/12 at 101.00          Aa2           5,797,826
                 Bonds, Series 2002A, 5.300%, 12/01/21 - AMBAC Insured

                California Department of Water Resources, Power Supply Revenue
                Bonds, Series 2002A:
        4,000    6.000%, 5/01/15 (Pre-refunded 5/01/12)                            5/12 at 101.00          Aaa           4,533,440
        5,500    5.375%, 5/01/21 (Pre-refunded 5/01/12)                            5/12 at 101.00          Aaa           6,148,670

                California Educational Facilities Authority, Revenue Refunding
                Bonds, Loyola Marymount University, Series 2001A:
        3,255    0.000%, 10/01/23 - NPFG Insured                                     No Opt. Call           A2           1,502,443
        5,890    0.000%, 10/01/24 - NPFG Insured                                     No Opt. Call           A2           2,543,597
        7,615    0.000%, 10/01/25 - NPFG Insured                                     No Opt. Call           A2           3,074,099

        3,740   California Health Facilities Financing Authority, Revenue Bonds,  11/15 at 100.00          AAA           3,751,519
                 Cedars-Sinai Medical Center, Series 2005, 5.000%, 11/15/27

        2,550   California Health Facilities Financing Authority, Revenue Bonds,  10/19 at 100.00           AA           2,588,837
                 Providence Health & Services, Series 2009B, 5.500%, 10/01/39

        2,500   California Health Facilities Financing Authority, Revenue Bonds,  11/16 at 100.00          Aa3           2,314,075
                 Sutter Health, Series 2007A, 5.000%, 11/15/42 (UB)

        2,055   California Infrastructure Economic Development Bank,              10/14 at 100.00          AA+           2,155,510
                 Infrastructure State Revolving Fund Revenue Bonds, Series 2004,
                 5.000%, 10/01/21

        4,000   California State Economic Recovery Revenue Bonds, Refunding        7/19 at 100.00           A+           4,172,080
                 Series 2009A, 5.250%, 7/01/21 (WI/DD, Settling 11/05/09)

        1,000   California Statewide Community Development Authority, Revenue      7/15 at 100.00          BBB             834,460
                 Bonds, Daughters of Charity Health System, Series 2005A,
                 5.000%, 7/01/39

                                                           Nuveen Investments 37

    | Portfolio of Investments October 31, 2009

    PRINCIPAL                                                                       OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                    PROVISIONS (2)  RATINGS (3)               VALUE
----------------------------------------------------------------------------------------------------------------------------------
                CALIFORNIA (continued)

$       5,355   California Statewide Community Development Authority, Revenue      5/18 at 100.00          Aa3     $     5,672,887
                 Bonds, Sutter Health, Tender Option Bond Trust 3175, 13.438%,
                 11/15/48 (IF)

        2,500   California, Economic Recovery Revenue Bonds, Series 2004A,           No Opt. Call           A+           2,750,150
                 5.250%, 7/01/14

        7,440   California, General Obligation Bonds, Series 2004, 5.125%,         2/14 at 100.00            A           7,559,784
                 2/01/25

        1,900   Chula Vista, California, Industrial Development Revenue Bonds,     6/14 at 102.00           A2           2,000,472
                 San Diego Gas and Electric Company, Series 1996A, 5.300%,
                 7/01/21

        2,500   Fontana Public Financing Authority, California, Tax Allocation    10/15 at 100.00            A           2,467,850
                 Revenue Bonds, North Fontana Redevelopment Project, Series
                 2005A, 5.000%, 10/01/23 - AMBAC Insured

       30,000   Foothill/Eastern Transportation Corridor Agency, California,         No Opt. Call          AAA          19,338,896
                 Toll Road Revenue Bonds, Series 1995A, 0.000%, 1/01/21 (ETM)

        1,385   Fullerton Public Financing Authority, California, Tax Allocation   9/15 at 100.00           A-           1,306,831
                 Revenue Bonds, Series 2005, 5.000%, 9/01/27 - AMBAC Insured

        1,000   Golden State Tobacco Securitization Corporation, California,       6/17 at 100.00          BBB             738,880
                 Enhanced Tobacco Settlement Asset-Backed Bonds, Series 2007A-1,
                 5.750%, 6/01/47

                Perris, California, Special Tax Bonds, Community Facilities
                District 2001-1, May Farms Improvement Area 4, Series 2005A:
        1,420    5.000%, 9/01/25                                                   9/15 at 102.00          N/R           1,042,124
          435    5.100%, 9/01/30                                                   9/15 at 102.00          N/R             299,350

                San Diego County, California, Certificates of Participation,
                Burnham Institute, Series 2006:
          250    5.000%, 9/01/21                                                   9/15 at 102.00         Baa3             229,805
          275    5.000%, 9/01/23                                                   9/15 at 102.00         Baa3             246,980

        2,220   San Diego Redevelopment Agency, California, Subordinate Lien Tax   9/14 at 100.00           A3           2,234,053
                 Allocation Bonds, Centre City Project, Series 2004A, 5.000%,
                 9/01/20 - SYNCORA GTY Insured

          960   San Francisco Redevelopment Agency, California, Hotel Tax          1/10 at 100.00          AAA             962,794
                 Revenue Bonds, Series 1994, 6.750%, 7/01/25 - FSA Insured

                San Joaquin Hills Transportation Corridor Agency, Orange County,
                California, Toll Road Revenue Refunding Bonds, Series 1997A:
        4,595    0.000%, 1/15/32 - NPFG Insured                                      No Opt. Call            A             901,447
       32,400    0.000%, 1/15/34 - NPFG Insured                                      No Opt. Call            A           5,443,200

        6,000   San Jose Redevelopment Agency, California, Tax Allocation Bonds,   8/14 at 100.00            A           6,156,360
                 Merged Area Redevelopment Project, Series 2004A, 5.250%,
                 8/01/19 - NPFG Insured

        3,000   Walnut Energy Center Authority, California, Electric Revenue       1/14 at 100.00           A+           2,913,750
                 Bonds, Turlock Irrigation District, Series 2004A, 5.000%,
                 1/01/34 - AMBAC Insured
----------------------------------------------------------------------------------------------------------------------------------
      151,430   Total California                                                                                       101,682,169
----------------------------------------------------------------------------------------------------------------------------------

                COLORADO - 1.3% (0.8% OF TOTAL INVESTMENTS)

        1,700   Centennial Water and Sanitation District, Colorado, Water and     12/14 at 100.00          AA-           1,779,067
                 Sewerage Revenue Bonds, Series 2004, 5.000%, 12/01/22 - FGIC
                 Insured

                Colorado Health Facilities Authority, Revenue Bonds, Evangelical
                Lutheran Good Samaritan Society, Series 2005:
        1,745    5.250%, 6/01/23                                                   6/16 at 100.00           A-           1,747,809
          475    5.000%, 6/01/29                                                   6/16 at 100.00           A-             448,894

          400   Colorado Health Facilities Authority, Revenue Bonds, Poudre        3/15 at 100.00           A-             385,852
                 Valley Health Care, Series 2005F, 5.000%, 3/01/25

          270   Denver City and County, Colorado, Airport System Revenue Bonds,      No Opt. Call           A+             297,086
                 Series 1991 D, 7.750%, 11/15/13 (Alternative Minimum Tax)

        6,925   Denver Convention Center Hotel Authority, Colorado, Senior        11/16 at 100.00        BBB-            6,199,537
                 Revenue Bonds, Convention Center Hotel, Series 2006, 5.125%,
                 12/01/25 - SYNCORA GTY Insured

        1,700   Denver, Colorado, FHA-Insured Multifamily Housing Revenue Bonds,   4/10 at 100.00          BB+           1,624,894
                 Boston Lofts Project, Series 1997A, 5.750%, 10/01/27
                 (Alternative Minimum Tax)
----------------------------------------------------------------------------------------------------------------------------------
       13,215   Total Colorado                                                                                          12,483,139
----------------------------------------------------------------------------------------------------------------------------------

                CONNECTICUT - 0.5% (0.3% OF TOTAL INVESTMENTS)

        5,000   Connecticut, Special Tax Obligation Transportation Infrastructure  1/14 at 100.00           AA           5,350,300
                 Purpose Bonds, Series 2003B, 5.000%, 1/01/21 - FGIC Insured
----------------------------------------------------------------------------------------------------------------------------------

38 Nuveen Investments

    PRINCIPAL                                                                       OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                    PROVISIONS (2)  RATINGS (3)               VALUE
----------------------------------------------------------------------------------------------------------------------------------
                DISTRICT OF COLUMBIA - 1.6% (1.0% OF TOTAL INVESTMENTS)

                District of Columbia, Revenue Bonds, Georgetown University,
                Series 2001A:
$      11,720    0.000%, 4/01/27 (Pre-refunded 4/01/11) - NPFG Insured              4/11 at 39.61        A (4)     $     4,526,381
       13,780    0.000%, 4/01/28 (Pre-refunded 4/01/11) - NPFG Insured              4/11 at 37.21        A (4)           4,999,935
       15,855    0.000%, 4/01/29 (Pre-refunded 4/01/11) - NPFG Insured              4/11 at 35.07        A (4)           5,421,617

        1,335   Washington Convention Center Authority, District of Columbia,     10/16 at 100.00          AAA           1,239,401
                 Senior Lien Dedicated Tax Revenue Bonds, Series 2007, Residuals
                 1606, 11.582%, 10/01/30 - BHAC Insured (IF)
----------------------------------------------------------------------------------------------------------------------------------
       42,690   Total District of Columbia                                                                              16,187,334
----------------------------------------------------------------------------------------------------------------------------------

                FLORIDA - 57.1% (36.7% OF TOTAL INVESTMENTS)

        1,000   Alachua County School Board, Florida, Certificates of              7/11 at 101.00           A3           1,009,130
                 Participation, Series 2001, 5.000%, 7/01/21 - AMBAC Insured

        1,055   Bay County School Board, Florida, Certificates of Participation,   7/14 at 100.00          N/R           1,013,570
                 Series 2004, 5.000%, 7/01/24 - AMBAC Insured

        1,500   Bradford County Health Facility Authority, Florida, Revenue          No Opt. Call          AAA           1,722,945
                 Refunding Bonds, Santa Fe Healthcare Inc., Series 1993, 6.050%,
                 11/15/16 (ETM)

        4,230   Brevard County Health Facilities Authority, Florida, Revenue       4/16 at 100.00           A-           4,086,434
                 Bonds, Health First Inc. Project, Series 2005, 5.000%, 4/01/24

        2,500   Broward County Educational Facilities Authority, Florida,          4/14 at 100.00          BBB           2,452,700
                 Revenue Bonds, Nova Southeastern University, Series 2004B,
                 5.625%, 4/01/34

          925   Broward County Housing Finance Authority, Florida, Multifamily     5/10 at 101.00          Aaa             938,144
                 Housing Revenue Bonds, Emerald Palms Apartments, Series 2001A,
                 5.600%, 7/01/21 (Alternative Minimum Tax)

          335   Broward County Housing Finance Authority, Florida, Single Family    4/10 at 25.36          Aaa              82,410
                 Mortgage Revenue Bonds, Series 2001C, 0.000%, 4/01/33
                 (Alternative Minimum Tax)

          240   Broward County Housing Finance Authority, Florida, Single Family    4/10 at 27.06          Aaa              64,454
                 Mortgage Revenue Refunding Bonds, Series 2000B, 0.000%, 4/01/29
                 (Alternative Minimum Tax)

        1,870   Broward County School Board, Florida, Certificates of              7/14 at 100.00          AAA           1,947,119
                 Participation, Series 2004C, 5.250%, 7/01/20 - FSA Insured

                Broward County, Florida, Airport System Revenue Bonds, Series
                2001-J1:
        2,225    5.250%, 10/01/21 - AMBAC Insured (Alternative Minimum Tax)       10/11 at 101.00           A+           2,237,149
        8,900    5.250%, 10/01/26 - AMBAC Insured (Alternative Minimum Tax)       10/11 at 101.00           A+           8,685,243

        2,150   Broward County, Florida, Airport System Revenue Bonds, Series     10/14 at 100.00           A+           2,218,908
                 2004L, 5.000%, 10/01/23 - AMBAC Insured

        3,000   Broward County, Florida, Water and Sewer System Revenue Bonds,    10/18 at 100.00           AA           3,103,500
                 Series 2009A, 5.250%, 10/01/34

          650   Cape Coral, Florida, Water and Sewer Revenue Bonds, Series 2006,  10/16 at 100.00         BBB+             588,556
                 5.000%, 10/01/36 - AMBAC Insured

        1,500   Citrus County Hospital Board, Florida, Revenue Refunding Bonds,    8/13 at 100.00         Baa3           1,508,070
                 Citrus Memorial Hospital, Series 2002, 6.375%, 8/15/32

        3,010   Cocoa, Florida, Water and Sewerage System Revenue Refunding          No Opt. Call          AA-           3,299,111
                 Bonds, Series 2003, 5.500%, 10/01/23 - AMBAC Insured

        2,815   Collier County, Florida, Capital Improvement Revenue Bonds,       10/14 at 100.00           AA           2,922,927
                 Series 2005, 5.000%, 10/01/23 - NPFG Insured

        2,500   Escambia County Health Facilities Authority, Florida, Health      10/10 at 100.00         Baa1           2,403,075
                 Facility Revenue Refunding Bonds, Baptist Hospital and Baptist
                 Manor, Series 1998, 5.125%, 10/01/19

        1,290   Escambia County, Florida, Tourist Development Revenue Refunding   10/12 at 100.00            A           1,368,174
                 Bonds, Series 2002, 5.000%, 10/01/18 - NPFG Insured

        4,230   Flagler County, Florida, Capital Improvement Revenue Bonds,       10/15 at 100.00            A           4,247,005
                 Series 2005, 5.000%, 10/01/30 - NPFG Insured

        2,000   Florida Board of Education, Lottery Revenue Bonds, Series 2001     7/11 at 101.00          AAA           2,032,820
                 B, 5.000%, 7/01/20 - FGIC Insured

          110   Florida Housing Finance Agency, GNMA Collateralized Home             No Opt. Call          AAA             119,405
                 Ownership Revenue Refunding Bonds, Series 1987G-1, 8.595%,
                 11/01/17

          285   Florida Housing Finance Agency, Homeowner Mortgage Revenue         1/10 at 100.00          AA+             285,262
                 Bonds, New Money and Refunding Issue, Series 1996-2, 6.350%,
                 7/01/28 (Alternative Minimum Tax)

          700   Florida Housing Finance Agency, Homeowner Mortgage Revenue         1/10 at 100.00          AA+             707,490
                 Bonds, Series 1997-2, 5.900%, 7/01/29 - NPFG Insured
                 (Alternative Minimum Tax)

                                                           Nuveen Investments 39

    | Portfolio of Investments October 31, 2009

    PRINCIPAL                                                                       OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                    PROVISIONS (2)  RATINGS (3)               VALUE
----------------------------------------------------------------------------------------------------------------------------------
                FLORIDA (continued)

$       1,000   Florida Housing Finance Agency, Housing Revenue Bonds, Holly       4/10 at 100.00          N/R     $     1,000,410
                 Cove Apartments, Series 1995F, 6.150%, 10/01/25 - AMBAC Insured
                 (Alternative Minimum Tax)

        5,790   Florida Housing Finance Corporation, FNMA Revenue Bonds, Villa    10/10 at 102.00          Aaa           5,921,549
                 de Mallorca Apartments, Series 2000H-1, 6.000%, 7/01/33
                 (Alternative Minimum Tax)

          550   Florida Housing Finance Corporation, Homeowner Mortgage Revenue    1/10 at 100.00          AAA             550,996
                 Bonds, Series 2000-11, 5.850%, 1/01/22 - FSA Insured
                 (Alternative Minimum Tax)

        1,690   Florida Housing Finance Corporation, Homeowner Mortgage Revenue    1/16 at 100.00          AA+           1,631,560
                 Bonds, Series 2006-6, 4.625%, 7/01/31 (Alternative Minimum Tax)

        3,170   Florida Housing Finance Corporation, Housing Revenue Refunding    12/09 at 101.00           AA           3,187,372
                 Bonds, Hunters Ridge at Deerwood Apartments, Series 1998-0,
                 5.300%, 12/01/28

        1,280   Florida Intergovernmental Finance Commission, Capital Revenue      8/11 at 100.00           A2           1,320,896
                 Bonds, Daytona Beach Community Redevelopment Agency, Series
                 2001C-1, 5.000%, 2/01/20 - AMBAC Insured

                Florida Municipal Loan Council, Revenue Bonds, Series 2000B:
        1,040    0.000%, 11/01/25 - NPFG Insured                                     No Opt. Call            A             403,177
        1,590    0.000%, 11/01/26 - NPFG Insured                                     No Opt. Call            A             575,230

        1,685   Florida Municipal Loan Council, Revenue Bonds, Series 2003A,       5/13 at 100.00            A           1,701,698
                 5.000%, 5/01/22 - NPFG Insured

        5,000   Florida Ports Financing Commission, Revenue Bonds, State          12/09 at 100.00            A           4,963,250
                 Transportation Trust Fund, Series 1996, 5.375%, 6/01/27 - NPFG
                 Insured (Alternative Minimum Tax)

       13,925   Florida State Board of Education, Full Faith and Credit Public     6/12 at 101.00          AAA          14,953,497
                 Education Capital Outlay Bonds, Series 2002B, 5.000%,
                 6/01/20 - NPFG Insured

          185   Florida State Board of Education, Full Faith and Credit Public     6/12 at 101.00          AAA             196,144
                 Education Capital Outlay Bonds, Series 2002F, 5.000%,
                 6/01/22 - NPFG Insured

        9,230   Florida State Board of Education, Full Faith and Credit, Public    6/11 at 101.00          AAA           9,377,957
                 Education Capital Outlay Bonds, Series 2001C, 5.125%,
                 6/01/31 - FGIC Insured

        5,000   Florida State Board of Education, Public Education Capital         6/18 at 101.00          AAA           5,237,550
                 Outlay Bonds, Series 2009B, 5.000%, 6/01/34

       14,985   Florida State Board of Education, State University System          7/15 at 101.00           AA          15,420,314
                 Revenue Bonds, Series 2006A, 5.000%, 7/01/30 - FGIC Insured
                 (UB)

        5,980   Florida State Department of Management Services, Certificates      8/15 at 101.00          AA+           6,269,133
                 of Participation, Series 2006A, 5.000%, 8/01/23 - NPFG Insured

        2,580   Florida State Education System, Housing Facility Revenue Bonds,      No Opt. Call            A           2,825,539
                 Florida International University, Series 2004A, 5.000%,
                 7/01/14 - NPFG Insured

        6,000   Florida State Turnpike Authority, Turnpike Revenue Bonds,          7/13 at 101.00          AA-           6,054,240
                 Department of Transportation, Series 2003C, 5.000%, 7/01/33

        3,500   Florida State Water Pollution Control Financing Corporation,       1/19 at 100.00          AAA           3,646,580
                 Revolving Fund Revenue Bonds, Series 2009A, 5.000%, 1/15/29

        2,345   FSU Financial Assistance Inc., Florida, General Revenue Bonds,    10/14 at 100.00           A1           2,482,206
                 Educational and Athletic Facilities Improvements, Series 2004,
                 5.000%, 10/01/16 - AMBAC Insured

          750   Gainesville, Florida, Utilities System Revenue Bonds, Series      10/13 at 100.00       AA (4)             857,430
                 2003A, 5.250%, 10/01/21 (Pre-refunded 10/01/13)

       12,000   Greater Orlando Aviation Authority, Florida, Airport Facilities    4/10 at 101.00          Aa3          11,764,560
                 Revenue Bonds, Series 1999A, 5.125%, 10/01/28 - FGIC Insured
                 (Alternative Minimum Tax)

        8,000   Greater Orlando Aviation Authority, Florida, Airport Facilities   10/12 at 100.00          AAA           8,052,400
                 Revenue Bonds, Series 2002B, 5.125%, 10/01/21 - FSA Insured
                 (Alternative Minimum Tax)

                Halifax Hospital Medical Center, Florida, Revenue Bonds, Series
                2006:
        5,385    5.500%, 6/01/38 - FSA Insured                                     6/18 at 100.00          AAA           5,399,324
        6,865    5.000%, 6/01/38                                                   6/16 at 100.00           A-           6,199,576
        1,755    5.375%, 6/01/46                                                   6/16 at 100.00           A-           1,631,676

        5,000   Hernando County, Florida, Revenue Bonds, Criminal Justice            No Opt. Call            A           6,249,050
                 Complex Financing Program, Series 1986, 7.650%, 7/01/16 - FGIC
                 Insured

        1,000   Highlands County Health Facilities Authority, Florida, Hospital   11/15 at 100.00           A+             959,980
                 Revenue Bonds, Adventist Health System, Series 2005C, 5.000%,
                 11/15/31

        7,200   Highlands County Health Facilities Authority, Florida, Hospital   11/11 at 101.00      N/R (4)           7,948,152
                 Revenue Bonds, Adventist Health System/Sunbelt Obligated
                 Group, Series 2001A, 6.000%, 11/15/31 (Pre-refunded 11/15/11)

40 Nuveen Investments

    PRINCIPAL                                                                       OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                    PROVISIONS (2)  RATINGS (3)               VALUE
----------------------------------------------------------------------------------------------------------------------------------
                FLORIDA (continued)

$       3,600   Hillsborough County Industrial Development Authority, Florida,     4/10 at 101.00          N/R     $     2,495,520
                 Exempt Facilities Remarketed Revenue Bonds, National Gypsum
                 Company, Apollo Beach Project, Series 2000B, 7.125%, 4/01/30
                 (Alternative Minimum Tax)

                Hillsborough County Industrial Development Authority, Florida,
                Hospital Revenue Bonds, Tampa General Hospital, Series 2003B:
        1,500    5.250%, 10/01/28                                                 10/13 at 100.00           A3           1,468,245
        3,920    5.250%, 10/01/34                                                 10/13 at 100.00           A3           3,716,513

        2,365   Hillsborough County Industrial Development Authority, Florida,    10/16 at 100.00           A3           2,183,202
                 Hospital Revenue Bonds, Tampa General Hospital, Series 2006,
                 5.250%, 10/01/41

        2,000   Hillsborough County Industrial Development Authority, Florida,    10/13 at 100.00           A3           1,993,760
                 Hospital Revenue Refunding Bonds, Tampa General Hospital,
                 Series 2003A, 5.250%, 10/01/24

        1,535   Hillsborough County, Florida, Community Investment Tax Revenue    11/13 at 101.00          AA+           1,565,807
                 Bonds, Series 2004, 5.000%, 5/01/24 - AMBAC Insured

        2,170   Hillsborough County, Florida, Revenue Refunding Bonds, Tampa Bay  10/15 at 100.00          AA+           2,255,693
                 Arena, Series 2005, 5.000%, 10/01/25 - FGIC Insured

        1,500   Hollywood, Florida, Water and Sewer Revenue Refunding and         10/13 at 100.00          Aa3           1,562,550
                 Improvement Bonds, Series 2003, 5.000%, 10/01/20 - FSA Insured

        1,050   Jacksonville Beach, Florida, Utility Revenue Refunding Bonds,     10/10 at 100.00           A1           1,086,299
                 Series 2002, 5.000%, 4/01/17 - AMBAC Insured

        1,430   Jacksonville, Florida, Better Jacksonville Sales Tax Revenue      10/11 at 100.00          AA-           1,449,777
                 Bonds, Series 2001, 5.000%, 10/01/23 - AMBAC Insured

                Jacksonville, Florida, Better Jacksonville Sales Tax Revenue
                Bonds, Series 2003:
        4,990    5.250%, 10/01/21 - NPFG Insured                                  10/13 at 100.00          AA-           5,209,810
        2,090    5.000%, 10/01/22 - NPFG Insured                                  10/13 at 100.00          AA-           2,153,954

        3,145   Jacksonville, Florida, Excise Taxes Revenue Refunding Bonds,      10/13 at 100.00          Aa3           3,191,515
                 Series 2003C, 5.250%, 10/01/18 - NPFG Insured (Alternative
                 Minimum Tax)

                Jacksonville, Florida, Guaranteed Entitlement Revenue Refunding
                and Improvement Bonds, Series 2002:
        2,230    5.000%, 10/01/21 - FGIC Insured                                  10/12 at 100.00           A+           2,280,799
        2,000    5.000%, 10/01/22 - FGIC Insured                                  10/12 at 100.00           A+           2,039,880

        2,750   Jacksonville, Florida, Local Government Sales Tax Revenue         10/12 at 100.00          AA+           2,985,125
                 Refunding and Improvement Bonds, Series 2002, 5.375%,
                 10/01/17 - FGIC Insured

        1,000   Jacksonville, Florida, Local Government Sales Tax Revenue            No Opt. Call          AA+           1,138,040
                 Refunding Bonds, Series 2001, 5.500%, 10/01/14 - FGIC Insured

        1,000   Jacksonville, Florida, Water and Sewer Revenue Bonds, United       2/10 at 100.00         Baa1           1,000,390
                 Water Florida Project, Series 1995, 6.350%, 8/01/25 - AMBAC
                 Insured (Alternative Minimum Tax)

                JEA, Florida, Water and Sewerage System Revenue Bonds, Series
                2004A:
        3,235    5.000%, 10/01/18 - FGIC Insured                                  10/13 at 100.00          AA-           3,376,596
        5,090    5.000%, 10/01/19 - FGIC Insured                                  10/13 at 100.00          AA-           5,292,073
        3,000    5.000%, 10/01/23 - FGIC Insured                                  10/13 at 100.00          AA-           3,071,640

                Lake County School Board, Florida, Certificates of
                Participation, Series 2004A:
        1,190    5.000%, 7/01/20 - AMBAC Insured                                   7/14 at 100.00            A           1,209,468
        1,470    5.000%, 7/01/24 - AMBAC Insured                                   7/14 at 100.00            A           1,482,686

        4,250   Lakeland, Florida, Energy System Revenue Refunding Bonds, Series     No Opt. Call          AAA           4,610,060
                 1999C, 6.050%, 10/01/11 - FGIC Insured

        3,235   Lakeland, Florida, Hospital System Revenue Bonds, Lakeland        11/16 at 100.00           A2           3,158,816
                 Regional Medical Center, Series 2006, 5.000%, 11/15/26

        1,065   Lee County Industrial Development Authority, Florida, Utilities   11/12 at 100.00           A+           1,069,856
                 Revenue Bonds, Bonita Springs Utilities Inc. Project, Series
                 2002, 5.000%, 11/01/19 - NPFG Insured (Alternative Minimum Tax)

        2,350   Lee County, Florida, Airport Revenue Bonds, Series 2006, 5.000%,  10/15 at 100.00          AAA           2,378,717
                 10/01/33 - FSA Insured

        1,000   Lee County, Florida, Transportation Facilities Revenue Bonds,        No Opt. Call           A-           1,097,770
                 Series 2004B, 5.000%, 10/01/14 - AMBAC Insured

        1,525   Lee County, Florida, Water and Sewer Revenue Refunding Bonds,     10/13 at 100.00           A2           1,565,291
                 Series 2003A, 5.000%, 10/01/20 - NPFG Insured

        3,500   Lee Memorial Health System, Florida, Hospital Revenue Bonds,       4/17 at 100.00            A           3,301,725
                 Series 2007A, 5.000%, 4/01/32 - NPFG Insured

                                                           Nuveen Investments 41

    | Portfolio of Investments October 31, 2009

    PRINCIPAL                                                                       OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                    PROVISIONS (2)  RATINGS (3)               VALUE
----------------------------------------------------------------------------------------------------------------------------------
                FLORIDA (continued)

$       2,345   Leesburg, Florida, Hospital Revenue Bonds, Leesburg Regional       7/12 at 100.00         BBB+     $     2,258,282
                 Medical Center Project, Series 2002, 5.375%, 7/01/22

        3,430   Leesburg, Florida, Hospital Revenue Refunding Bonds, Leesburg        No Opt. Call         BBB+           3,534,238
                 Regional Medical Center Project, Series 2003, 5.000%, 7/01/12

        5,130   Manatee County School District, Florida, Sales Tax Revenue        10/13 at 100.00            A           5,312,372
                 Bonds, Series 2003, 5.000%, 10/01/17 - AMBAC Insured

        7,500   Marion County Hospital District, Florida, Revenue Bonds, Munroe   10/17 at 100.00           A3           6,415,650
                 Regional Medical Center, Series 2007, 5.000%, 10/01/34

                Miami-Dade County Educational Facilities Authority, Florida,
                Revenue Bonds, University of Miami, Series 2004A:
        2,290    5.000%, 4/01/19 (Pre-refunded 4/01/14) - AMBAC Insured            4/14 at 100.00      N/R (4)           2,589,005
        3,305    5.000%, 4/01/22 (Pre-refunded 4/01/14) - AMBAC Insured            4/14 at 100.00      N/R (4)           3,736,534

                Miami-Dade County Expressway Authority, Florida, Toll System
                Revenue Bonds, Series 2004B:
        2,000    5.250%, 7/01/18 - FGIC Insured                                    7/14 at 100.00            A           2,120,700
        2,000    5.000%, 7/01/23 - FGIC Insured                                    7/14 at 100.00            A           2,048,340

        2,000   Miami-Dade County Expressway Authority, Florida, Toll System       7/11 at 101.00           A3           2,038,120
                 Revenue Refunding Bonds, Series 2001, 5.000%, 7/01/21 - FGIC
                 Insured

        3,000   Miami-Dade County Health Facility Authority, Florida, Hospital     8/11 at 101.00          AAA           3,255,990
                 Revenue Refunding Bonds, Miami Children's Hospital, Series
                 2001A, 5.125%, 8/15/26 (Pre-refunded 8/15/11) - AMBAC Insured

           30   Miami-Dade County Housing Authority, Florida, Home Owner           4/10 at 100.00          Aaa              30,586
                 Mortgage Revenue Bonds, Series 1999A-1, 5.550%, 10/01/19
                 (Alternative Minimum Tax)

        3,630   Miami-Dade County Housing Finance Authority, Florida,              1/11 at 102.00          AAA           3,714,688
                 Multifamily Housing Revenue Bonds, Sunset Bay Apartments,
                 Series 2000-5A, 5.950%, 7/01/30 - FSA Insured (Alternative
                 Minimum Tax)

        1,480   Miami-Dade County Industrial Development Authority, Florida,       4/10 at 101.00          N/R           1,394,382
                 Industrial Development Revenue Bonds, Airis Miami II LLC -
                 Miami International Airport, Series 1999, 6.000%, 10/15/25 -
                 AMBAC Insured (Alternative Minimum Tax)

        3,000   Miami-Dade County School Board, Florida, Certificates of          11/16 at 100.00            A           2,960,580
                 Participation, Series 2006B, 5.000%, 11/01/31 - AMBAC Insured

        7,500   Miami-Dade County, Florida, Aviation Revenue Bonds, Miami          4/10 at 100.50            A           7,277,175
                 International Airport, Series 1998A, 5.000%, 10/01/24 - FGIC
                 Insured (Alternative Minimum Tax)

        4,000   Miami-Dade County, Florida, Aviation Revenue Bonds, Miami          4/10 at 100.50            A           3,913,520
                 International Airport, Series 1998C, 5.000%, 10/01/23 - NPFG
                 Insured (Alternative Minimum Tax)

        5,390   Miami-Dade County, Florida, Aviation Revenue Bonds, Miami         10/12 at 100.00            A           5,584,094
                 International Airport, Series 2002, 5.750%, 10/01/18 - FGIC
                 Insured (Alternative Minimum Tax)

        2,645   Miami-Dade County, Florida, Aviation Revenue Bonds, Miami         10/15 at 100.00           A2           2,380,553
                 International Airport, Series 2005A, 5.000%, 10/01/38 - CIFG
                 Insured (Alternative Minimum Tax)

        5,000   Miami-Dade County, Florida, Aviation Revenue Bonds, Miami         10/19 at 100.00           A2           5,053,450
                 International Airport, Series 2009A, 5.500%, 10/01/41

        1,700   Miami-Dade County, Florida, Beacon Tradeport Community             5/12 at 102.00         BBB-           1,570,630
                 Development District, Special Assessment Bonds, Commercial
                 Project, Series 2002A, 5.625%, 5/01/32 - RAAI Insured

        4,000   Miami-Dade County, Florida, General Obligation Bonds, Build        7/18 at 100.00          AA-           4,205,440
                 Better Communities Program, Series 2009-B1, 5.625%, 7/01/38

       12,900   Miami-Dade County, Florida, Transit System Sales Surtax Revenue    7/18 at 100.00          AAA          13,021,127
                 Bonds, Series 2008, 5.000%, 7/01/35 - FSA Insured

        3,300   Miami-Dade County, Florida, Water and Sewer System Revenue         4/10 at 101.00           A+           3,329,898
                 Bonds, Series 1999A, 5.000%, 10/01/29 - FGIC Insured

        1,175   Naples, Florida, Water and Sewer Revenue Bonds, Series 2002,       9/12 at 100.00      Aa2 (4)           1,305,319
                 5.000%, 9/01/14 (Pre-refunded 9/01/12)

                North Broward Hospital District, Florida, Revenue and
                Improvement Bonds, Series 2001:
       12,125    6.000%, 1/15/31 (Pre-refunded 1/15/11)                            1/11 at 101.00        A (4)          12,960,049
        1,375    6.000%, 1/15/31 (Pre-refunded 1/15/11)                            1/11 at 101.00        A (4)           1,469,696

        2,475   Northern Palm Beach County Improvement District, Florida,          8/10 at 102.00         BBB-           2,540,513
                 Revenue Bonds, Water Control and Improvement Development Unit
                 19, Series 2000, 6.100%, 8/01/21 - RAAI Insured

        1,100   Okaloosa County, Florida, Water and Sewer Revenue Bonds, Series    7/16 at 100.00          AAA           1,112,353
                 2006, 5.000%, 7/01/36 - FSA Insured

42 Nuveen Investments

    PRINCIPAL                                                                       OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                    PROVISIONS (2)  RATINGS (3)               VALUE
----------------------------------------------------------------------------------------------------------------------------------
                FLORIDA (continued)

$       2,000   Opa-Locka, Florida, Capital Improvement Revenue Bonds, Series      1/10 at 100.00            A     $     2,002,420
                 1994, 6.125%, 1/01/24 - FGIC Insured

        6,000   Orange County Health Facilities Authority, Florida, Hospital      11/10 at 101.00       A1 (4)           6,432,600
                 Revenue Bonds, Adventist Health System/Sunbelt Obligated
                 Group, Series 2000, 6.500%, 11/15/30 (Pre-refunded 11/15/10)

        5,000   Orange County Health Facilities Authority, Florida, Hospital      11/12 at 101.00      N/R (4)           5,545,450
                 Revenue Bonds, Adventist Health System/Sunbelt Obligated
                 Group, Series 2002, 5.250%, 11/15/18 (Pre-refunded 11/15/12)

                Orange County Health Facilities Authority, Florida, Hospital
                Revenue Bonds, Orlando Regional Healthcare System, Series
                2002:
        3,695     5.750%, 12/01/27 (Pre-refunded 12/01/12)                        12/12 at 100.00          AAA           4,196,559
        1,000     5.750%, 12/01/32 (Pre-refunded 12/01/12) - Insured              12/12 at 100.00          AAA           1,135,740

        2,440   Orange County School Board, Florida, Certificates of               8/14 at 100.00           A1           2,498,340
                 Participation, Series 2004A, 5.000%, 8/01/22 - AMBAC Insured

                Orange County, Florida, Sales Tax Revenue Bonds, Series 2002A:
        1,665    5.125%, 1/01/20 - FGIC Insured                                    1/13 at 100.00           AA           1,757,557
        3,400    5.125%, 1/01/23 - FGIC Insured                                    1/13 at 100.00           AA           3,499,756

                Orlando Community Redevelopment Agency, Florida, Tax
                Increment Revenue Bonds, Republic Drive-Universal Boulevard -
                I-4 Interchange Project, Series 2002:
        1,495    5.125%, 4/01/20 - AMBAC Insured                                   4/12 at 100.00          N/R           1,508,634
        1,225    5.125%, 4/01/21 - AMBAC Insured                                   4/12 at 100.00          N/R           1,232,558

        5,000   Orlando Utilities Commission, Florida, Water and Electric            No Opt. Call          Aa1           5,242,150
                 Revenue Refunding Bonds, Series 1992, 6.000%, 10/01/10

        1,220   Orlando Utilities Commission, Florida, Water and Electric         10/11 at 101.00          Aa1           1,325,188
                 Revenue Refunding Bonds, Series 2001, 5.250%, 10/01/17

        4,295   Orlando Utilities Commission, Florida, Water and Electric         10/12 at 100.00      Aa1 (4)           4,805,031
                 Revenue Refunding Bonds, Series 2002C, 5.250%, 10/01/18
                 (Pre-refunded 10/01/12)

          445   Orlando Utilities Commission, Florida, Water and Electric         10/12 at 100.00          Aa1             491,075
                 Revenue Refunding Bonds, Series 2002C, 5.250%, 10/01/17

          575   Osceola County Industrial Development Authority, Florida,          8/11 at 101.00            A             534,342
                 Industrial Development Revenue Bonds, P.M. Wells Charter
                 School Project, Series 2001A, 5.000%, 8/01/23 - NPFG Insured

                Osceola County, Florida, Transportation Revenue Bonds,
                Osceola Parkway, Series 2004:
        3,745    5.000%, 4/01/22 - NPFG Insured                                    4/14 at 100.00           A2           3,819,900
        2,000    5.000%, 4/01/23 - NPFG Insured                                    4/14 at 100.00           A2           2,036,400

                Palm Beach County Health Facilities Authority, Florida,
                Hospital Revenue Refunding Bonds, BRCH Corporation Obligated
                Group, Series 2001:
        3,895    5.500%, 12/01/21                                                 12/11 at 101.00         BBB-           3,458,409
        6,470    5.625%, 12/01/31                                                 12/11 at 101.00         BBB-           5,363,371

        6,090   Palm Beach County School Board, Florida, Certificates of           8/16 at 100.00          AAA           6,579,697
                 Participation, Drivers Trust 2089, 12.591%, 8/01/31 - FSA
                 Insured (IF)

        2,040   Palm Beach County School Board, Florida, Certificates of           8/12 at 100.00          AAA           2,163,094
                 Participation, Series 2002D, 5.250%, 8/01/21 - FSA Insured

        1,500   Palm Beach County School Board, Florida, Certificates of           8/14 at 100.00          AA-           1,537,800
                 Participation, Series 2004A, 5.000%, 8/01/22 - FGIC Insured

        3,000   Palm Beach County School Board, Florida, Certificates of           8/17 at 100.00          AA-           3,044,070
                 Participation, Series 2007E, 5.000%, 8/01/27 - NPFG Insured

        4,490   Palm Beach County, Florida, Public Improvement Revenue Bonds,      6/15 at 100.00          AA+           4,550,929
                 Biomedical Research Park Project, Series 2005A, 5.000%,
                 6/01/25 - AMBAC Insured

        4,000   Palm Beach County, Florida, Water and Sewer Revenue Bonds,        10/19 at 100.00          AAA           4,244,360
                 FPL Reclaimed Water Project, Series 2009, 5.250%, 10/01/33

        6,545   Palm Beach County, Florida, Water and Sewer Revenue Bonds,        10/16 at 100.00          AAA           6,882,657
                 Series 2006A, Trust 2622, 11.965%, 10/01/36 (IF)

       10,000   Palm Beach County, Florida, Water and Sewer Revenue Bonds,        10/16 at 100.00          AAA          10,318,100
                 Series 2006A, 5.000%, 10/01/31 (UB)

        2,500   Polk County School District, Florida, Sales Tax Revenue           10/14 at 100.00          AAA           2,730,075
                 Bonds, Series 2004, 5.250%, 10/01/18 - FSA Insured

        2,060   Polk County, Florida, Utility System Revenue Bonds, Series        10/13 at 100.00           A2           2,100,046
                 2003, 5.250%, 10/01/22 - FGIC Insured

                                                           Nuveen Investments 43

    | Portfolio of Investments October 31, 2009

    PRINCIPAL                                                                       OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                    PROVISIONS (2)  RATINGS (3)               VALUE
----------------------------------------------------------------------------------------------------------------------------------
                FLORIDA (continued)

$       2,000   Port Saint Lucie. Florida, Special Assessment Revenue Bonds,       7/17 at 100.00            A     $     1,778,780
                 Southwest Annexation District 1B, Series 2007, 5.000%,
                 7/01/33 - NPFG Insured

        1,350   Port St. Lucie, Florida, Sales Tax Revenue Bonds, Series 2003,     9/13 at 100.00           A+           1,406,525
                 5.000%, 9/01/21 - NPFG Insured

          650   Reedy Creek Improvement District, Florida, Utility Revenue        10/15 at 100.00           A-             654,609
                 Bonds, Series 2005-1, 5.000%, 10/01/25 - AMBAC Insured

        3,240   Reedy Creek Improvement District, Orange and Osceola Counties,     4/14 at 100.00            A           3,278,912
                 Florida, General Obligation Bonds, Series 2004A, 5.000%,
                 6/01/22 - NPFG Insured

        1,640   Rivercrest Community Development District, Florida, Special        5/18 at 100.00           A-           1,467,570
                 Assessment Bonds, Series 2007, 5.000%, 5/01/30 - RAAI Insured

        2,750   Saint Johns County, Florida, Transportation Improvement Revenue   10/13 at 100.00           A+           2,771,285
                 Bonds, Series 2003, 5.000%,10/01/23 - AMBAC Insured

        2,275   Sarasota County, Florida, Utility System Revenue Bonds, Series    10/15 at 100.00          AA+           2,367,024
                 2005A, 5.000%, 10/01/27 - FGIC Insured

        3,570   Seminole County, Florida, Water and Sewer Revenue Refunding and      No Opt. Call          AAA           4,267,435
                 Improvement Bonds, Series 1992, 6.000%, 10/01/19 - NPFG Insured
                 (ETM)

        1,680   Seminole County, Florida, Water and Sewer Revenue Refunding and      No Opt. Call           AA           1,918,946
                 Improvement Bonds, Series 1992, 6.000%, 10/01/19 - NPFG Insured

          625   Sonoma Bay Community Development District, Florida, Special        5/15 at 100.00          N/R             487,888
                 Assessment Bonds, Series 2005A, 5.450%, 5/01/36

       10,000   South Broward Hospital District, Florida, Hospital Revenue         5/12 at 101.00      Aa3 (4)          11,145,800
                 Bonds, Series 2002, 5.625%, 5/01/32 (Pre-refunded 5/01/12)

        7,500   South Florida Water Management District, Certificates of          10/16 at 100.00          AAA           7,612,875
                 Participation, Series 2006, Trust 1036, 9.083%, 10/01/36 -
                 AMBAC Insured (IF)

        5,000   South Florida Water Management District, Certificates of          10/16 at 100.00          AA+           5,037,600
                 Participation, Series 2006, 5.000%, 10/01/36 - AMBAC Insured

        2,455   South Miami Health Facilities Authority, Florida, Hospital         8/17 at 100.00          AA-           2,304,631
                 Revenue, Baptist Health System Obligation Group, Series 2007,
                 5.000%, 8/15/42 (UB)

                St. John's County Industrial Development Authority, Florida,
                First Mortgage Revenue Bonds, Presbyterian Retirement
                Communities, Series 2004A:
        2,250    5.850%, 8/01/24                                                   8/14 at 101.00          N/R           2,193,413
        3,135    5.625%, 8/01/34                                                   8/14 at 101.00          N/R           2,813,412

        5,000   Sumter County, Florida, Capital Improvement Revenue Bonds, Series  6/16 at 100.00            A           4,884,750
                 2006, 5.000%, 6/01/36 - AMBAC Insured

        1,170   Tallahassee, Florida, Consolidated Utility System Revenue Bonds,  10/15 at 100.00           AA           1,214,343
                 Series 2005, 5.000%, 10/01/25 - AMBAC Insured

        5,000   Tallahassee, Florida, Energy System Revenue Bonds, Series 2005,   10/15 at 100.00          AA-           5,058,500
                 5.000%, 10/01/35 - NPFG Insured

        5,000   Tampa Ba, Florida, Regional Water Supply Authority Utility        10/18 at 100.00          AA+           5,148,500
                 System Revenue Bonds, Series 2008, 5.000%, 10/01/34

                Tampa Sports Authority, Hillsborough County, Florida, Sales Tax
                Payments Special Purpose Bonds, Stadium Project, Series 1995:
        1,250    5.750%, 10/01/20 - NPFG Insured                                     No Opt. Call            A           1,326,688
        2,785    5.750%, 10/01/25 - NPFG Insured                                     No Opt. Call            A           2,936,950

        9,535   Tampa-Hillsborough County Expressway Authority, Florida, Revenue   7/15 at 101.00           A-          10,250,792
                 Bonds, Series 2005, 5.000%, 7/01/16 - AMBAC Insured

                Volusia County School Board, Florida, Sales Tax Revenue Bonds,
                Series 2002:
       11,815    5.375%, 10/01/14 - FSA Insured                                   10/12 at 100.00          AAA          12,850,703
        8,605    5.375%, 10/01/15 - FSA Insured                                   10/12 at 100.00          AAA           9,359,314

        1,000   Volusia County, Florida, Tax Revenue Bonds, Tourist Development,  12/14 at 100.00          Aa3           1,027,040
                 Series 2004, 5.000%, 12/01/24 - FSA Insured

                Winter Springs, Florida, Water and Sewer Revenue Refunding
                Bonds, Series 2001:
          700    5.250%, 4/01/16 - NPFG Insured                                    4/11 at 101.00            A             740,390
        1,585    5.000%, 4/01/20 - NPFG Insured                                    4/11 at 101.00            A           1,634,991
----------------------------------------------------------------------------------------------------------------------------------
      561,865   Total Florida                                                                                          573,325,882
----------------------------------------------------------------------------------------------------------------------------------

44 Nuveen Investments

    PRINCIPAL                                                                       OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                    PROVISIONS (2)  RATINGS (3)               VALUE
----------------------------------------------------------------------------------------------------------------------------------
                GEORGIA - 1.0% (0.6% OF TOTAL INVESTMENTS)

$         500   Chatham County Hospital Authority, Savannah, Georgia, Hospital     1/14 at 100.00         Baa2     $       450,185
                 Revenue Bonds, Memorial Health University Medical Center Inc.,
                 Series 2004A, 5.375%, 1/01/26

           10   Municipal Electric Authority of Georgia, Combustion Turbine       11/13 at 100.00          AAA              11,451
                 Revenue Bonds, Series 2003A, 5.250%, 11/01/15 (Pre-refunded
                 11/01/13) - NPFG Insured

                Municipal Electric Authority of Georgia, Combustion Turbine
                Revenue Bonds, Series 2003A:
        3,405    5.250%, 11/01/15 - NPFG Insured                                  11/13 at 100.00           AA           3,687,411
        3,365    5.000%, 11/01/18 - NPFG Insured                                  11/13 at 100.00           A1           3,529,044

        2,235   Richmond County Development Authority, Georgia, Revenue Bonds,    12/14 at 100.00          N/R           2,286,561
                 Medical College of Georgia, Cancer Research Center Project,
                 Series 2004A, 5.000%, 12/15/24 - AMBAC Insured
----------------------------------------------------------------------------------------------------------------------------------
        9,515   Total Georgia                                                                                            9,964,652
----------------------------------------------------------------------------------------------------------------------------------

                IDAHO - 0.5% (0.4% OF TOTAL INVESTMENTS)

          115   Idaho Housing Agency, Senior Lien Single Family Mortgage Bonds,    1/10 at 100.00          Aaa             115,673
                 Series 1995F, 6.450%, 7/01/27(Alternative Minimum Tax)

        3,115   Idaho Housing and Finance Association, GNMA Housing Revenue        3/12 at 105.00          Aaa           3,342,707
                 Refunding Bonds, Wedgewood Terrace Project, Series 2002A-1,
                 7.250%, 3/20/37

          175   Idaho Housing and Finance Association, Single Family Mortgage      1/10 at 100.00          Aa1             175,984
                 Bonds, Series 1996G, 6.350%, 7/01/26 (Alternative Minimum Tax)

          165   Idaho Housing and Finance Association, Single Family Mortgage      1/10 at 100.00          Aa2             167,211
                 Bonds, Series 2000B, 6.250%, 7/01/22 (Alternative Minimum Tax)

          265   Idaho Housing and Finance Association, Single Family Mortgage      7/10 at 100.00          Aaa             273,753
                 Bonds, Series 2000E, 5.950%, 7/01/20 (Alternative Minimum Tax)

                Madison County, Idaho, Hospital Revenue Certificates of
                Participation, Madison Memorial Hospital, Series 2006:
        1,000    5.250%, 9/01/30                                                   9/16 at 100.00         BBB-             897,160
          470    5.250%, 9/01/37                                                   9/16 at 100.00         BBB-             402,287
----------------------------------------------------------------------------------------------------------------------------------
        5,305   Total Idaho                                                                                              5,374,775
----------------------------------------------------------------------------------------------------------------------------------

                ILLINOIS - 8.4% (5.4% OF TOTAL INVESTMENTS)

        5,000   Chicago Board of Education, Illinois, Unlimited Tax General          No Opt. Call          AA-           2,954,300
                 Obligation Bonds, Dedicated Tax Revenues, Series 1999A, 0.000%,
                 12/01/20 - FGIC Insured

       22,670   Chicago, Illinois, General Obligation Bonds, City Colleges,          No Opt. Call          AA-          10,313,490
                 Series 1999, 0.000%, 1/01/25 - FGIC Insured

        1,175   Chicago, Illinois, GNMA Collateralized Multifamily Housing        12/09 at 102.00          Aaa           1,194,658
                 Revenue Bonds, Bryn Mawr-Belle Shores Project, Series 1997,
                 5.800%, 6/01/23 (Alternative Minimum Tax)

        2,570   Chicago, Illinois, Tax Increment Allocation Bonds, Read-Dunning    1/10 at 100.00          N/R           2,572,364
                 Redevelopment Project, Series 1996B, 7.250%, 1/01/14

        2,510   Chicago, Illinois, Tax Increment Allocation Bonds, Sanitary        1/10 at 100.00          N/R           2,513,363
                 Drainage and Ship Canal Redevelopment Project, Series 1997A,
                 7.750%, 1/01/14

        4,865   Cook County Community Consolidated School District 15,               No Opt. Call      Aa3 (4)           2,963,077
                 Palatine, Illinois, General Obligation Bonds, Series 2001,
                 0.000%, 12/01/20 - FGIC Insured (ETM)

        2,575   Cook County Community High School District 219, Niles Township,      No Opt. Call         Baa1           1,554,785
                 Illinois, General Obligation Capital Appreciation Bonds,
                 Series 2001, 0.000%, 12/01/20 - NPFG Insured

        3,615   Cook County Community High School District 219, Niles Township,      No Opt. Call      N/R (4)           2,349,967
                 Illinois, General Obligation Capital Appreciation Bonds, Series
                 2001, 0.000%, 12/01/20 - NPFG Insured (ETM)

                Illinois Finance Authority, Revenue Bonds, OSF Healthcare
                System, Series 2004:
        2,000    5.250%, 11/15/14                                                  5/14 at 100.00            A           2,095,060
        4,420    5.250%, 11/15/15                                                  5/14 at 100.00            A           4,565,683

          395   Illinois Finance Authority, Revenue Bonds, Proctor Hospital,       1/16 at 100.00         BBB-             328,356
                 Series 2006, 5.125%, 1/01/25

        1,900   Illinois Finance Authority, Revenue Bonds, Provena Health,         8/19 at 100.00         BBB+           2,137,272
                 Series 2009A, 7.750%, 8/15/34

        1,000   Illinois Health Facilities Authority, Revenue Bonds, Condell       5/12 at 100.00          Aaa           1,108,490
                 Medical Center, Series 2002, 5.500%, 5/15/32 (Pre-refunded
                 5/15/12)

        3,090   Illinois Health Facilities Authority, Revenue Bonds, Lake Forest   7/13 at 100.00           A-           3,104,801
                 Hospital, Series 2003, 6.000%, 7/01/33

        3,000   Illinois Health Facilities Authority, Revenue Refunding Bonds,       No Opt. Call          Aa3           3,405,030
                 Lutheran General Health System, Series 1993C, 6.000%, 4/01/18

                                                           Nuveen Investments 45

    | Portfolio of Investments October 31, 2009

    PRINCIPAL                                                                       OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                    PROVISIONS (2)  RATINGS (3)               VALUE
----------------------------------------------------------------------------------------------------------------------------------
                ILLINOIS (continued)

                Illinois Housing Development Authority, Housing Finance Bonds,
                Series 2000A:
$          90    5.750%, 9/01/10 (Alternative Minimum Tax)                         3/10 at 100.00           AA     $        91,110
        1,245    6.200%, 9/01/20 (Alternative Minimum Tax)                         3/10 at 100.00           AA           1,248,449

       11,000   Illinois, General Obligation Bonds, Illinois FIRST Program,          No Opt. Call          AA-          12,986,600
                 Series 2001, 6.000%, 11/01/26 - FGIC Insured

        2,000   Illinois, General Obligation Bonds, Illinois FIRST Program,        2/12 at 100.00          AA-           2,157,280
                 Series 2002, 5.500%, 2/01/18 - FGIC Insured

                Lake County Community Unit School District 60, Waukegan,
                Illinois, General Obligation Refunding Bonds, Series 2001B:
        3,230    0.000%, 11/01/19 - FSA Insured                                      No Opt. Call          Aa3           2,111,742
        1,740    0.000%, 11/01/21 - FSA Insured                                      No Opt. Call          Aa3           1,010,418

        4,020   Lake, Cook, Kane and McHenry Counties Community Unit School          No Opt. Call          AAA           4,682,215
                 District 220, Barrington, Illinois, General Obligation Bonds,
                 Series 2002, 5.250%, 12/01/20 - FSA Insured (UB)

                Lombard Public Facilities Corporation, Illinois, Second Tier
                Conference Center and Hotel Revenue Bonds, Series 2005B:
          855    5.250%, 1/01/25                                                   1/16 at 100.00           AA             871,160
        1,750    5.250%, 1/01/30                                                   1/16 at 100.00           AA           1,789,620

       17,945   McHenry and Kane Counties Community Consolidated School District     No Opt. Call          N/R           9,438,532
                 158, Huntley, Illinois, General Obligation Bonds, Series 2003,
                 0.000%, 1/01/22 - FGIC Insured

        2,910   McHenry County Community High School District 154, Marengo,          No Opt. Call           A1           1,715,038
                 Illinois, Capital Appreciation School Bonds, Series 2001,
                 0.000%, 1/01/21 - FGIC Insured

        2,790   Metropolitan Pier and Exposition Authority, Illinois, Revenue      6/12 at 101.00          AAA           2,849,148
                 Bonds, McCormick Place Expansion Project, Series 2002A, 5.000%,
                 12/15/28 - NPFG Insured
----------------------------------------------------------------------------------------------------------------------------------
      110,360   Total Illinois                                                                                          84,112,008
----------------------------------------------------------------------------------------------------------------------------------

                INDIANA - 2.4% (1.6% OF TOTAL INVESTMENTS)

        1,000   Ball State University, Indiana, Student Fee Revenue Bonds,         1/12 at 100.00       A+ (4)           1,102,700
                 Series 2002K, 5.750%, 7/01/20 (Pre-refunded 1/01/12) - FGIC
                 Insured

        3,500   Indiana Bond Bank, Special Program Bonds, East Chicago             2/10 at 101.00       AA (4)           3,586,450
                 Facilities Building Corporation, Series 2000A, 6.125%, 2/01/25
                 (Pre-refunded 2/01/10) - AMBAC Insured

        3,880   Indiana Finance Authority Health System Revenue Bonds Series      11/19 at 100.00          Aa3           3,788,354
                 2009A (Sisters of St. Francis Health Services, Inc. Obligated
                 Group), 5.250%, 11/01/39 (WI/DD, Settling 11/05/09)

                Indiana Transportation Finance Authority, Highway Revenue Bonds,
                Series 2000:
          805    5.375%, 12/01/25 (Pre-refunded 12/01/10)                         12/10 at 100.00      AA+ (4)             848,607
        4,195    5.375%, 12/01/25 (Pre-refunded 12/01/10)                         12/10 at 100.00      AA+ (4)           4,422,243

                Indiana University, Student Fee Revenue Bonds, Series 2004P:
        2,750    5.000%, 8/01/22 - AMBAC Insured                                   8/14 at 100.00          Aa1           2,890,278
        1,600    5.000%, 8/01/24 - AMBAC Insured                                   8/14 at 100.00          Aa1           1,670,512

        4,300   Saint Joseph County, Indiana, Educational Facilities Revenue       3/18 at 100.00          Aaa           4,494,962
                 Bonds, University of Notre Damedu Lac, Refunding Series 2009.,
                 5.000%, 3/01/36

        1,550   St. Joseph County Hospital Authority, Indiana, Revenue Bonds,      2/15 at 100.00          BB+           1,341,789
                 Madison Center Inc., Series 2005, 5.250%, 2/15/23
----------------------------------------------------------------------------------------------------------------------------------
       23,580   Total Indiana                                                                                           24,145,895
----------------------------------------------------------------------------------------------------------------------------------

                IOWA - 1.0% (0.6% OF TOTAL INVESTMENTS)

        2,000   Iowa Finance Authority, Healthcare Revenue Bonds, Genesis          7/10 at 100.00           A1           2,012,420
                 Medical Center, Series 2000, 6.250%, 7/01/25

        8,100   Iowa Tobacco Settlement Authority, Asset Backed Settlement         6/15 at 100.00          BBB           5,908,302
                 Revenue Bonds, Series 2005C, 5.500%, 6/01/42

        1,920   Iowa Tobacco Settlement Authority, Tobacco Settlement              6/11 at 101.00          AAA           2,049,926
                 Asset-Backed Revenue Bonds, Series 2001B, 5.300%, 6/01/25
                 (Pre-refunded 6/01/11)
----------------------------------------------------------------------------------------------------------------------------------
       12,020   Total Iowa                                                                                               9,970,648
----------------------------------------------------------------------------------------------------------------------------------

                KANSAS - 0.0% (0.0% OF TOTAL INVESTMENTS)

           85   Sedgwick and Shawnee Counties, Kansas, GNMA Collateralized           No Opt. Call          Aaa              86,850
                 Single Family Mortgage Revenue Refunding Bonds, Series 1994A-1,
                 7.900%, 5/01/24 (Alternative Minimum Tax)
----------------------------------------------------------------------------------------------------------------------------------

46 Nuveen Investments

    PRINCIPAL                                                                       OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                    PROVISIONS (2)  RATINGS (3)               VALUE
----------------------------------------------------------------------------------------------------------------------------------
                LOUISIANA - 3.5% (2.3% OF TOTAL INVESTMENTS)

$         150   Bossier Public Trust Financing Authority, Louisiana, Single        2/10 at 100.00          AAA     $       150,153
                 Family Mortgage Revenue Refunding Bonds, Series 1995B, 6.125%,
                 8/01/28

        4,350   Louisiana Citizens Property Insurance Corporation, Assessment      6/16 at 100.00           A-           4,264,262
                 Revenue Bonds, Series 2006, 5.000%, 6/01/22 - AMBAC Insured

        4,000   Louisiana Public Facilities Authority, Hospital Revenue Bonds,     8/15 at 100.00           A+           3,958,720
                 Franciscan Missionaries of Our Lady Health System, Series
                 2005A, 5.250%, 8/15/31

        2,700   Louisiana Public Facilities Authority, Revenue Bonds, Ochsner      5/17 at 100.00           A3           2,538,648
                 Clinic Foundation Project, Series 2007A, 5.500%, 5/15/47

                Louisiana State, Gasoline and Fuel Tax Revenue Bonds, Series
                2006A:
       14,550    4.750%, 5/01/39 - FSA Insured (UB)                                5/16 at 100.00          AAA          14,300,468
        5,920    4.500%, 5/01/41 - FGIC Insured (UB)                               5/16 at 100.00           AA           5,550,888

                Tobacco Settlement Financing Corporation, Louisiana, Tobacco
                Settlement Asset-Backed Bonds, Series 2001B:
           25    5.500%, 5/15/30                                                   5/11 at 101.00          BBB              25,096
        5,030    5.875%, 5/15/39                                                   5/11 at 101.00          BBB           4,552,402
----------------------------------------------------------------------------------------------------------------------------------
       36,725   Total Louisiana                                                                                         35,340,637
----------------------------------------------------------------------------------------------------------------------------------

                MARYLAND - 0.4% (0.3% OF TOTAL INVESTMENTS)

        1,865   Baltimore, Maryland, Senior Lien Convention Center Hotel           9/16 at 100.00         Baa3           1,686,725
                 Revenue Bonds, Series 2006A, 5.250%, 9/01/26 - SYNCORA GTY
                 Insured

        1,205   Maryland Economic Development Corporation, Student Housing         6/16 at 100.00         Baa2           1,116,830
                 Revenue Refunding Bonds, University of Maryland College Park
                 Projects, Series 2006, 5.000%, 6/01/28 - CIFG Insured

        1,390   Maryland Health and Higher Educational Facilities Authority,       7/14 at 100.00       A2 (4)           1,586,060
                 Revenue Bonds, Life Bridge Health System, Series 2004A, 5.250%,
                 7/01/19 (Pre-refunded 7/01/14)
----------------------------------------------------------------------------------------------------------------------------------
        4,460   Total Maryland                                                                                           4,389,615
----------------------------------------------------------------------------------------------------------------------------------

                MASSACHUSETTS - 4.2% (2.7% OF TOTAL INVESTMENTS)

        1,625   Massachusetts Development Finance Agency, Pioneer Valley             No Opt. Call          N/R           1,556,084
                 Resource Recovery Revenue Bonds, Eco/Springfield LLC, Series
                 2000A, 8.375%, 7/01/14 (Alternative Minimum Tax)

        1,410   Massachusetts Development Finance Agency, Pioneer Valley             No Opt. Call          N/R           1,262,162
                 Resource Recovery Revenue Bonds, Eco/Springfield LLC, Series
                 2006, 5.875%, 7/01/14 (Alternative Minimum Tax)

        1,000   Massachusetts Development Finance Authority, Revenue Bonds,       10/14 at 100.00          BBB             899,590
                 Hampshire College, Series 2004, 5.700%, 10/01/34

        9,175   Massachusetts Health and Educational Facilities Authority,        10/11 at 101.00         BBB+           9,117,656
                 Revenue Bonds, Berkshire Health System, Series 2001E, 5.700%,
                 10/01/25 - RAAI Insured

        1,100   Massachusetts Health and Educational Facilities Authority,         1/11 at 100.00          BBB           1,077,901
                 Revenue Bonds, Caritas Christi Obligated Group, Series 1999A,
                 5.625%, 7/01/20

        2,645   Massachusetts Health and Educational Facilities Authority,         5/12 at 100.00          N/R           2,340,825
                 Revenue Bonds, New England Medical Center Hospitals, Series
                 2002H, 5.000%, 5/15/25 - FGIC Insured

          105   Massachusetts Health and Educational Facilities Authority,         5/12 at 100.00      N/R (4)             114,599
                 Revenue Bonds, New England Medical Center Hospitals, Series
                 2002H, 5.000%, 5/15/25 (Pre-refunded 5/15/12) - FGIC Insured

        3,795   Massachusetts Water Resources Authority, General Revenue Bonds,    2/17 at 100.00          AAA           3,507,529
                 Series 2007A, 4.500%, 8/01/46 - FSA Insured (UB)

                Massachusetts, General Obligation Bonds, Consolidated Loan,
                Series 2002E:
       11,400    5.250%, 1/01/21 (Pre-refunded 1/01/13) - FSA Insured              1/13 at 100.00          AAA          12,693,786
        1,850    5.250%, 1/01/21 (Pre-refunded 1/01/13) - FSA Insured              1/13 at 100.00          AAA           2,059,957

                Massachusetts, Special Obligation Dedicated Tax Revenue Bonds,
                Series 2004:
        2,250    5.250%, 1/01/21 (Pre-refunded 1/01/14) - FGIC Insured             1/14 at 100.00        A (4)           2,537,708
        4,000    5.250%, 1/01/24 (Pre-refunded 1/01/14) - FGIC Insured             1/14 at 100.00        A (4)           4,511,480
----------------------------------------------------------------------------------------------------------------------------------
       40,355   Total Massachusetts                                                                                     41,679,277
----------------------------------------------------------------------------------------------------------------------------------

                                                           Nuveen Investments 47

    | Portfolio of Investments October 31, 2009

    PRINCIPAL                                                                       OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                    PROVISIONS (2)  RATINGS (3)               VALUE
----------------------------------------------------------------------------------------------------------------------------------
                MICHIGAN - 3.0% (1.9% OF TOTAL INVESTMENTS)

                Grand Rapids and Kent County Joint Building Authority, Michigan,
                Limited Tax General Obligation Bonds, Devos Place Project,
                Series 2001:
$       7,660    0.000%, 12/01/21                                                    No Opt. Call          AAA     $     4,615,916
        7,955    0.000%, 12/01/22                                                    No Opt. Call          AAA           4,537,293
        8,260    0.000%, 12/01/23                                                    No Opt. Call          AAA           4,444,789
        8,575    0.000%, 12/01/24                                                    No Opt. Call          AAA           4,363,303

        1,200   Kent Hospital Finance Authority, Michigan, Revenue Bonds,          7/15 at 100.00          BB+             968,484
                 Metropolitan Hospital, Series 2005A, 6.000%, 7/01/35

        6,200   Michigan State Hospital Finance Authority, Hospital Revenue       11/19 at 100.00           A1           5,985,232
                 Bonds, Henry Ford Health System, Refunding Series 2009, 5.750%,
                 11/15/39 (WI/DD, Settling 11/03/09)

        1,500   Michigan State Hospital Finance Authority, Revenue Bonds,         12/16 at 100.00           AA           1,497,945
                 Trinity Health Care Group, Series 2006A, 5.000%, 12/01/31 (UB)

          340   Monroe County Hospital Finance Authority, Michigan, Mercy          6/16 at 100.00         Baa3             262,776
                 Memorial Hospital Corporation Revenue Bonds, Series 2006,
                 5.500%, 6/01/35

        3,270   Romulus Community Schools, Wayne County, Michigan, General         5/13 at 100.00          AA-           3,415,548
                 Obligation Bonds, Series 2003, 5.000%, 5/01/22
----------------------------------------------------------------------------------------------------------------------------------
       44,960   Total Michigan                                                                                          30,091,286
----------------------------------------------------------------------------------------------------------------------------------

                MINNESOTA - 2.3% (1.5% OF TOTAL INVESTMENTS)

        8,165   Cohasset, Minnesota, Pollution Control Revenue Bonds, Allete       7/14 at 100.00           A2           8,234,158
                 Inc., Series 2004, 4.950%, 7/01/22

                Minneapolis-St. Paul Housing and Redevelopment Authority,
                Minnesota, Revenue Bonds, HealthPartners Inc., Series 2003:
        1,000    6.000%, 12/01/18                                                 12/13 at 100.00         Baa1           1,028,690
        1,050    5.875%, 12/01/29                                                 12/13 at 100.00         Baa1           1,053,518

        2,400   Minneapolis-St. Paul Metropolitan Airports Commission,             1/11 at 100.00          AAA           2,532,024
                 Minnesota, Airport Revenue Bonds, Series 2001A, 5.250%, 1/01/25
                 (Pre-refunded 1/01/11) - FGIC Insured

        3,000   Minneapolis-St. Paul Metropolitan Airports Commission,             1/11 at 100.00        A (4)           3,165,030
                 Minnesota, Subordinate Airport Revenue Bonds, Series 2001C,
                 5.250%, 1/01/26 (Pre-refunded 1/01/11) - FGIC Insured

          275   Minnesota Housing Finance Agency, Rental Housing Bonds,            2/10 at 100.00          AA+             276,177
                 Series 1995D, 5.950%, 2/01/18 - NPFG Insured

          300   Minnesota Housing Finance Agency, Single Family Mortgage           1/10 at 100.00          AA+             300,270
                 Bonds, Series 1996G, 6.250%, 7/01/26 (Alternative Minimum Tax)

          625   Minnesota Housing Finance Agency, Single Family Mortgage           1/10 at 100.00          AA+             636,481
                 Revenue Bonds, Series 2000C, 6.100%, 7/01/30 (Alternative
                 Minimum Tax)

          860   Minnesota Housing Finance Agency, Single Family Remarketed         1/11 at 101.00          AA+             871,980
                 Mortgage Bonds, Series 1998H-2, 6.050%, 7/01/31 (Alternative
                 Minimum Tax)

        1,000   Minnesota Municipal Power Agency, Electric Revenue Bonds,         10/14 at 100.00           A3           1,059,090
                 Series 2004A, 5.250%, 10/01/19

        1,055   Southern Minnesota Municipal Power Agency, Power Supply            1/10 at 100.00          Aaa           1,073,051
                 System Revenue Bonds, Series 1992B, 5.750%, 1/01/11 (ETM)

        1,620   St. Louis Park, Minnesota, Revenue Bonds, Park Nicollet            7/14 at 100.00      N/R (4)           1,854,009
                 Health Services, Series 2003B, 5.500%, 7/01/25 (Pre-refunded
                 7/01/14)

        1,000   St. Paul Housing and Redevelopment Authority, Minnesota,          11/15 at 100.00          BB+             962,150
                 Revenue Bonds, Healtheast Inc., Series 2005, 6.000%, 11/15/25
----------------------------------------------------------------------------------------------------------------------------------
       22,350   Total Minnesota                                                                                         23,046,628
----------------------------------------------------------------------------------------------------------------------------------

                MISSISSIPPI - 0.4% (0.2% OF TOTAL INVESTMENTS)

        3,675   Mississippi Hospital Equipment and Facilities Authority,           9/14 at 100.00           AA           3,742,657
                 Revenue Bonds, Baptist Memorial Healthcare, Series 2004B-1,
                 5.000%, 9/01/24 (UB)
----------------------------------------------------------------------------------------------------------------------------------

                MISSOURI - 2.3% (1.5% OF TOTAL INVESTMENTS)

        2,000   Cole County Industrial Development Authority, Missouri,            2/14 at 100.00          N/R           1,881,180
                 Revenue Bonds, Lutheran Senior Services - Heisinger Project,
                 Series 2004, 5.250%, 2/01/24

          200   Hannibal Industrial Development Authority, Missouri, Health        3/16 at 100.00         BBB+             191,114
                 Facilities Revenue Bonds, Hannibal Regional Hospital, Series
                 2006, 5.000%, 3/01/22

        2,885   Joplin Industrial Development Authority, Missouri, Health          2/15 at 102.00         BBB+           2,834,368
                 Facilities Revenue Bonds, Freeman Health System, Series 2004,
                 5.500%, 2/15/24

48 Nuveen Investments

    PRINCIPAL                                                                      OPTIONAL CALL
  AMOUNT (000)  DESCRIPTION (1)                                                   PROVISIONS (2)  RATINGS (3)                VALUE
----------------------------------------------------------------------------------------------------------------------------------
                MISSOURI (continued)

$       9,000   Kansas City, Missouri, Airport Revenue Bonds, General              9/12 at 100.00           A+     $     9,393,300
                 Improvement Projects, Series 2003B, 5.250%, 9/01/17 - FGIC
                 Insured

                Missouri Development Finance Board, Infrastructure Facilities
                Revenue Bonds, Branson Landing Project, Series 2005A:
          780    6.000%, 6/01/20                                                     No Opt. Call            A             833,547
        1,525    5.000%, 6/01/35                                                   6/15 at 100.00            A           1,367,025

        1,000   Missouri Health and Educational Facilities Authority, Revenue      5/13 at 100.00           AA           1,016,960
                 Bonds, BJC Health System, Series 2003, 5.125%, 5/15/24

        1,200   Missouri Health and Educational Facilities Authority, Revenue      2/14 at 100.00         BBB+           1,191,516
                 Bonds, Lake Regional Health System, Series 2003, Reg S, 5.125%,
                 2/15/18

        1,080   Missouri Health and Educational Facilities Authority, Revenue      6/11 at 101.00          AA-           1,104,289
                 Bonds, SSM Healthcare System, Series 2001A, 5.250%, 6/01/21 -
                 AMBAC Insured

                Missouri Health and Educational Facilities Authority, Revenue
                Bonds, SSM Healthcare System, Series 2001 A:
          170    5.250%, 6/01/21 (Pre-refunded 6/01/11) - AMBAC Insured            6/11 at 101.00      AA- (4)             184,100
        1,250    5.250%, 6/01/21 (Pre-refunded 6/01/11) - AMBAC Insured            6/11 at 101.00      AA- (4)           1,353,675
        2,000    5.250%, 6/01/28 (Pre-refunded 6/01/11) - AMBAC Insured            6/11 at 101.00      AA- (4)           2,165,880
----------------------------------------------------------------------------------------------------------------------------------
       23,090   Total Missouri                                                                                          23,516,954
----------------------------------------------------------------------------------------------------------------------------------

                NEBRASKA - 0.3% (0.2% OF TOTAL INVESTMENTS)

        1,470   Municipal Energy Agency of Nebraska, Power Supply System Revenue   4/13 at 100.00          AAA           1,524,464
                 Bonds, Series 2003A, 5.250%, 4/01/23 - FSA Insured

        1,050   Omaha Public Power District, Nebraska, Separate Electric System    2/17 at 100.00          AAA           1,595,989
                 Revenue Bonds, Nebraska City 2, Series 2006A, 19.714%,
                 2/01/49 - BHAC Insured (IF)
----------------------------------------------------------------------------------------------------------------------------------
        2,520   Total Nebraska                                                                                           3,120,453
----------------------------------------------------------------------------------------------------------------------------------

                NEVADA - 2.2% (1.4% OF TOTAL INVESTMENTS)

       10,410   Clark County School District, Nevada, General Obligation Bonds,    6/12 at 100.00       AA (4)          11,605,276
                 Series 2002C, 5.500%, 6/15/18 (Pre-refunded 6/15/12) - NPFG
                 Insured

        5,795   Clark County, Nevada, Motor Vehicle Fuel Tax Highway Improvement   7/13 at 100.00          AA-           5,925,098
                 Revenue Bonds, Series 2003, 5.000%, 7/01/23 - AMBAC Insured

        4,000   Clark County, Nevada, Subordinate Lien Airport Revenue Bonds,      7/14 at 100.00          Aa3           4,117,560
                 Series 2004A-2, 5.125%, 7/01/25 - FGIC Insured

        1,000   Director of Nevada State Department of Business and Industry,      1/10 at 100.00         Caa2             205,010
                 Revenue Bonds, Las Vegas Monorail Project, First Tier,
                 Series 2000, 5.375%, 1/01/40 - AMBAC Insured
----------------------------------------------------------------------------------------------------------------------------------
       21,205   Total Nevada                                                                                            21,852,944
----------------------------------------------------------------------------------------------------------------------------------

                NEW JERSEY - 4.4% (2.8% OF TOTAL INVESTMENTS)

        5,480   Essex County Improvement Authority, New Jersey, Lease Revenue     12/13 at 100.00          Aa3           5,796,196
                 Bonds, Series 2003, 5.125%, 12/15/20 - FSA Insured

          135   Essex County Improvement Authority, New Jersey, Lease Revenue     12/13 at 100.00      Aa3 (4)             154,263
                 Bonds, Series 2003, 5.125%, 12/15/20 (Pre-refunded 12/15/13) -
                 FSA Insured

                New Jersey Economic Development Authority, School Facilities
                Construction Bonds, Series 2005P:
        1,325    5.250%, 9/01/24                                                   9/15 at 100.00          AA-           1,395,570
        1,000    5.250%, 9/01/26                                                   9/15 at 100.00          AA-           1,046,940

          520   New Jersey Health Care Facilities Financing Authority, New         7/18 at 100.00         Baa2             507,302
                 Jersey, Revenue Bonds, Saint Peters University Hospital,
                 Series 2007, 5.750%, 7/01/37

        3,675   New Jersey Housing and Mortgage Finance Agency, Multifamily       11/09 at 100.00           A+           3,675,294
                 Housing Revenue Bonds, Series 1997A, 5.650%, 5/01/40 - AMBAC
                 Insured (Alternative Minimum Tax)

        3,400   New Jersey Transportation Trust Fund Authority, Transportation     6/13 at 100.00          AAA           3,888,376
                 System Bonds, Series 2003C, 5.500%, 6/15/22 (Pre-refunded
                 6/15/13)

        3,425   New Jersey Transportation Trust Fund Authority, Transportation       No Opt. Call          AA-           3,810,484
                 System Bonds, Series 2006A, 5.250%, 12/15/20

        4,000   New Jersey Turnpike Authority, Revenue Bonds, Series 2003A,        7/13 at 100.00           A+           4,250,080
                 5.000%, 1/01/19 - FGIC Insured

        3,000   New Jersey Turnpike Authority, Revenue Bonds, Series 2005A,        1/15 at 100.00          AAA           3,161,610
                 5.000%, 1/01/24 - FSA Insured

        5,000   New Jersey Turnpike Authority, Revenue Bonds, Series 2009H,        1/19 at 100.00           A+           4,999,650
                 5.000%, 1/01/36 (WI/DD, Settling 11/10/09)

                                                           Nuveen Investments 49

    | Portfolio of Investments October 31, 2009

    PRINCIPAL                                                                       OPTIONAL CALL
  AMOUNT (000)  DESCRIPTION (1)                                                    PROVISIONS (2)  RATINGS (3)               VALUE
----------------------------------------------------------------------------------------------------------------------------------
                NEW JERSEY (continued)

$      10,500   Tobacco Settlement Financing Corporation, New Jersey, Tobacco      6/17 at 100.00          BBB     $     8,066,520
                 Settlement Asset-Backed Bonds, Series 2007-1A, 5.000%, 6/01/29

        3,055   Union County Utilities Authority, New Jersey, Solid Waste         12/09 at 100.50         Baa3           3,017,149
                 Facility Subordinate Lease Revenue Bonds, Ogden Martin Systems
                 of Union Inc., Series 1998A, 5.350%, 6/01/23 - AMBAC Insured
                 (Alternative Minimum Tax)
----------------------------------------------------------------------------------------------------------------------------------
       44,515   Total New Jersey                                                                                        43,769,434
----------------------------------------------------------------------------------------------------------------------------------

                NEW YORK - 7.4% (4.8% OF TOTAL INVESTMENTS)

        5,000   Dormitory Authority of the State of New York, FHA-Insured          2/15 at 100.00            A           4,940,650
                 Revenue Bonds, Montefiore Medical Center, Series 2005, 5.000%,
                 2/01/28 - FGIC Insured

                Dormitory Authority of the State of New York, Revenue Bonds,
                Marymount Manhattan College, Series 1999:
        1,975    6.375%, 7/01/16 - RAAI Insured                                    1/10 at 101.00         BBB-           1,997,910
        2,080    6.375%, 7/01/17 - RAAI Insured                                    1/10 at 101.00         BBB-           2,103,691

        1,500   Dormitory Authority of the State of New York, State and Local      7/14 at 100.00          AA-           1,571,250
                 Appropriation Lease Bonds, Upstate Community Colleges, Series
                 2004B, 5.250%, 7/01/19

        1,250   Hempstead Town Industrial Development Agency, New York, Revenue   10/15 at 100.00            A           1,269,138
                 Bonds, Adelphi University, Civic Facility Project, Series
                 2005, 5.000%, 10/01/30

        5,025   Hudson Yards Infrastructure Corporation, New York, Revenue         2/17 at 100.00            A           4,237,331
                 Bonds, Series 2006A, 4.500%, 2/15/47 - NPFG Insured

        3,300   Long Island Power Authority, New York, Electric System Revenue    11/16 at 100.00            A           2,982,903
                 Bonds, Series 2006F, 4.250%, 5/01/33 - NPFG Insured

        2,500   New York City Transitional Finance Authority, New York, Future     2/14 at 100.00          AAA           2,648,675
                 Tax Secured Bonds, Fiscal Series 2004C, 5.000%, 2/01/22 (UB)

                New York City Transitional Finance Authority, New York, Future
                Tax Secured Bonds, Series 2003B:
        6,875    5.000%, 8/01/23 (UB)                                              8/13 at 100.00          AAA           7,333,563
        7,260    5.000%, 8/01/24 (UB)                                              8/13 at 100.00          AAA           7,695,890

           35   New York City, New York, General Obligation Bonds, Fiscal            No Opt. Call           AA              35,032
                 Series 1996J, 5.500%, 2/15/26

        2,150   New York City, New York, General Obligation Bonds, Fiscal          3/15 at 100.00           AA           2,223,036
                 Series 2005J, 5.000%, 3/01/25

        5,000   New York City, New York, General Obligation Bonds, Fiscal          4/15 at 100.00           AA           5,179,650
                 Series 2005M, 5.000%, 4/01/24 (UB)

        4,000   New York City, New York, General Obligation Bonds, Series          8/14 at 100.00           AA           4,226,360
                 2004C-1, 5.250%, 8/15/20 (UB)

        1,855   New York Convention Center Development Corporation, Hotel Fee     11/15 at 100.00          AAA           2,029,518
                 Revenue Bonds, Trust 2364, 6.993%, 11/15/44 - BHAC Insured (IF)

                New York State Municipal Bond Bank Agency, Special School
                Purpose Revenue Bonds, Series 2003C:
        6,000    5.250%, 6/01/20                                                   6/13 at 100.00           A+           6,345,420
        5,100    5.250%, 6/01/21                                                   6/13 at 100.00           A+           5,306,142

                New York State Tobacco Settlement Financing Corporation,
                Tobacco Settlement Asset-Backed and State Contingency
                Contract-Backed Bonds, Series 2003A-1:
        3,400    5.500%, 6/01/16                                                   6/10 at 100.00          AA-           3,446,444
        2,000    5.500%, 6/01/19                                                   6/13 at 100.00          AA-           2,122,760

        6,250   Port Authority of New York and New Jersey, Special Project           No Opt. Call            A           6,558,375
                 Bonds, JFK International Air Terminal LLC, Sixth Series 1997,
                 6.250%, 12/01/15 - NPFG Insured (Alternative Minimum Tax)
----------------------------------------------------------------------------------------------------------------------------------
       72,555   Total New York                                                                                          74,253,738
----------------------------------------------------------------------------------------------------------------------------------

                NORTH CAROLINA - 0.8% (0.5% OF TOTAL INVESTMENTS)

        1,775   Charlotte-Mecklenberg Hospital Authority, North Carolina,          1/18 at 100.00          AA-           1,583,407
                 Carolinas HealthCare System Revenue Bonds, Series 2008A,
                 Trust 1149, 14.759%, 1/15/47 (IF)

        2,030   Durham Urban Redevelopment Authority, North Carolina,              2/10 at 103.00          AAA           2,096,381
                 FHA-Insured Mortgage Loan Revenue Bonds, Durham Hosiery Mill,
                 Series 1987, 7.500%, 8/01/29 (Alternative Minimum Tax)

          435   North Carolina Housing Finance Agency, Single Family Revenue       3/10 at 100.00           AA             435,444
                 Bonds, Series 1996JJ, 6.450%, 9/01/27 (Alternative Minimum Tax)

50 Nuveen Investments

    PRINCIPAL                                                                       OPTIONAL CALL
  AMOUNT (000)  DESCRIPTION (1)                                                    PROVISIONS (2)  RATINGS (3)               VALUE
----------------------------------------------------------------------------------------------------------------------------------
                NORTH CAROLINA (continued)

                North Carolina Infrastructure Finance Corporation, Certificates
                of Participation, Correctional Facilities, Series 2004A:
$       1,250    5.000%, 2/01/21                                                   2/14 at 100.00          AA+     $     1,315,550
        2,445    5.000%, 2/01/22                                                   2/14 at 100.00          AA+           2,563,485
----------------------------------------------------------------------------------------------------------------------------------
        7,935   Total North Carolina                                                                                     7,994,267
----------------------------------------------------------------------------------------------------------------------------------

                NORTH DAKOTA - 0.1% (0.0% OF TOTAL INVESTMENTS)

          470   North Dakota Housing Finance Agency, Home Mortgage Finance         7/10 at 100.00          Aa1             485,877
                 Program Bonds, Series 2000C, 6.150%, 7/01/31 (Alternative
                 Minimum Tax)
----------------------------------------------------------------------------------------------------------------------------------

                OHIO - 3.5% (2.3% OF TOTAL INVESTMENTS)

                Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco
                Settlement Asset-Backed Revenue Bonds, Senior Lien,
                Series 2007A-2:
           85    5.125%, 6/01/24                                                   6/17 at 100.00          BBB              75,706
          900    5.875%, 6/01/30                                                   6/17 at 100.00          BBB             783,333
          845    5.750%, 6/01/34                                                   6/17 at 100.00          BBB             710,603
        1,965    5.875%, 6/01/47                                                   6/17 at 100.00          BBB           1,455,908

        3,000   Columbus City School District, Franklin County, Ohio, General     12/14 at 100.00          AAA           3,491,790
                 Obligation Bonds, Series 2004, 5.250%, 12/01/24 (Pre-refunded
                 12/01/14) - FSA Insured

                Franklin County, Ohio, Hospital Revenue Bonds, OhioHealth
                Corporation, Series 2003C:
        2,330    5.250%, 5/15/17 - NPFG Insured                                    5/13 at 100.00           AA           2,429,631
        4,105    5.250%, 5/15/18 - NPFG Insured                                    5/13 at 100.00           AA           4,270,062

       10,000   Greene County, Ohio, Hospital Facilities Revenue Bonds,            4/19 at 100.00            A           9,743,600
                 Kettering Health Nretwork Series 2009, 5.500%, 4/01/39 (WI/DD,
                 Settling 11/03/09)

        2,000   Ohio Housing Finance Agency, FHA-Insured Multifamily Housing       1/10 at 100.00          Aa2           2,000,380
                 Mortgage Revenue Bonds, Courtyards of Kettering, Series
                 1998B-1, 5.550%, 1/01/40 (Alternative Minimum Tax)

        5,250   Ohio Water Development Authority, Solid Waste Disposal Revenue     3/10 at 101.00          N/R           4,746,840
                 Bonds, Bay Shore Power, Series 1998A, 5.875%, 9/01/20
                 (Alternative Minimum Tax)

        5,700   Ohio Water Development Authority, Solid Waste Disposal Revenue     3/10 at 102.00          N/R           5,472,114
                 Bonds, Bay Shore Power, Series 1998B, 6.625%, 9/01/20
                 (Alternative Minimum Tax)
----------------------------------------------------------------------------------------------------------------------------------
       36,180   Total Ohio                                                                                              35,179,967
----------------------------------------------------------------------------------------------------------------------------------

                OKLAHOMA - 2.4% (1.5% OF TOTAL INVESTMENTS)

          750   Norman Regional Hospital Authority, Oklahoma, Hospital Revenue     9/16 at 100.00         BBB-             668,625
                 Bonds, Series 2005, 5.375%, 9/01/36

                Oklahoma Development Finance Authority, Revenue Bonds, Saint
                John Health System, Series 2007:
        3,440    5.000%, 2/15/37                                                   2/17 at 100.00            A           3,296,518
        1,020    5.000%, 2/15/42                                                   2/17 at 100.00            A             962,339

       10,000   Oklahoma Municipal Power Authority, Power Supply System Revenue    1/17 at 100.00            A           8,726,200
                 Bonds, Series 2007, 4.500%, 1/01/47 - FGIC Insured

        5,000   Oklahoma State Student Loan Authority, Senior Lien Revenue         6/11 at 102.00          AAA           4,978,050
                 Bonds, Series 2001A-1, 5.625%, 6/01/31 (Alternative Minimum Tax)

           99   Tulsa County Industrial Authority, Oklahoma, Health Care Revenue  12/16 at 100.00           AA              92,518
                 Bonds, Saint Francis Health System, Series 2006, Trust 3500,
                 8.366%, 12/15/36 (IF)

        5,460   Tulsa County Industrial Authority, Oklahoma, Health Care Revenue  12/16 at 100.00           AA           5,263,440
                 Bonds, Saint Francis Health System, Series 2006, 5.000%,
                 12/15/36 (UB)
----------------------------------------------------------------------------------------------------------------------------------
       25,769   Total Oklahoma                                                                                          23,987,690
----------------------------------------------------------------------------------------------------------------------------------

                OREGON - 0.8% (0.5% OF TOTAL INVESTMENTS)

        7,860   Multnomah County Hospital Facilities Authority, Oregon, Revenue   10/14 at 100.00           AA           8,288,134
                 Bonds, Sisters of Providence Health System, Series 2004,
                 5.500%, 10/01/21 (UB)
----------------------------------------------------------------------------------------------------------------------------------

                PENNSYLVANIA - 2.4% (1.5% OF TOTAL INVESTMENTS)

        3,500   Allegheny County Sanitary Authority, Pennsylvania, Sewerage       12/15 at 100.00            A           3,601,500
                 Revenue Bonds, Series 2005A, 5.000%, 12/01/23 - NPFG Insured

        1,500   Annville-Cleona School District, Lebanon County, Pennsylvania,     3/15 at 100.00          Aa3           1,640,520
                 General Obligation Bonds, Series 2005, 6.000%, 3/01/28 - FSA
                 Insured

                                                           Nuveen Investments 51

    | Portfolio of Investments October 31, 2009

    PRINCIPAL                                                                       OPTIONAL CALL
  AMOUNT (000)  DESCRIPTION (1)                                                    PROVISIONS (2)  RATINGS (3)               VALUE
----------------------------------------------------------------------------------------------------------------------------------
                PENNSYLVANIA (continued)

$         500   Bucks County Industrial Development Authority, Pennsylvania,       3/17 at 100.00          BBB     $       412,305
                 Charter School Revenue Bonds, School Lane Charter School,
                 Series 2007A, 5.000%, 3/15/37

        1,050   Delaware Valley Regional Finance Authority, Pennsylvania, Local      No Opt. Call          Aa2           1,176,630
                 Government Revenue Bonds, Series 1997B, 5.700%, 7/01/27 -
                 AMBAC Insured

        5,850   Pennsylvania Public School Building Authority, Lease Revenue      12/16 at 100.00          AAA           5,411,777
                 Bonds, School District of Philadelphia, Series 2006B, 4.500%,
                 6/01/32 - FSA Insured

        1,000   Pennsylvania State University, General Revenue Bonds, Series       9/15 at 100.00           AA           1,046,500
                 2005, 5.000%, 9/01/29

       15,000   Pennsylvania Turnpike Commission, Turnpike Revenue Bonds,         12/27 at 100.00           A2           9,344,850
                 Capital Appreciation Series 2009E, 0.000%, 12/01/38

        1,050   Pennsylvania Turnpike Commission, Turnpike Revenue Bonds,          6/16 at 100.00          Aa3           1,069,404
                 Series 2006A, 5.000%, 12/01/26 - AMBAC Insured
----------------------------------------------------------------------------------------------------------------------------------
       29,450   Total Pennsylvania                                                                                      23,703,486
----------------------------------------------------------------------------------------------------------------------------------

                PUERTO RICO - 0.4% (0.3% OF TOTAL INVESTMENTS)

        5,000   Puerto Rico, The Children's Trust Fund, Tobacco Settlement         5/12 at 100.00          BBB           4,266,050
                 Asset-Backed Refunding Bonds, Series 2002, 5.500%, 5/15/39
----------------------------------------------------------------------------------------------------------------------------------

                RHODE ISLAND - 1.7% (1.1% OF TOTAL INVESTMENTS)

                Rhode Island Tobacco Settlement Financing Corporation, Tobacco
                Settlement Asset-Backed Bonds, Series 2002A:
        7,700    6.000%, 6/01/23                                                   6/12 at 100.00          BBB           7,763,525
        6,150    6.125%, 6/01/32                                                   6/12 at 100.00          BBB           5,818,023
        4,300    6.250%, 6/01/42                                                   6/12 at 100.00          BBB           3,908,227
----------------------------------------------------------------------------------------------------------------------------------
       18,150   Total Rhode Island                                                                                      17,489,775
----------------------------------------------------------------------------------------------------------------------------------

                SOUTH CAROLINA - 5.4% (3.4% OF TOTAL INVESTMENTS)

        9,000   Berkeley County School District, South Carolina, Installment      12/13 at 100.00           A-           9,195,120
                 Purchase Revenue Bonds, Securing Assets for Education,
                 Series 2003, 5.250%, 12/01/24

       15,445   Greenville County School District, South Carolina, Installment    12/12 at 101.00       AA (4)          17,840,207
                 Purchase Revenue Bonds, Series 2002, 5.875%, 12/01/17
                 (Pre-refunded 12/01/12)

        2,500   Greenville, South Carolina, Hospital Facilities Revenue            5/13 at 100.00          AA-           2,520,750
                 Refunding Bonds, Series 2003A, 5.000%, 5/01/25 - AMBAC Insured

        7,600   Piedmont Municipal Power Agency, South Carolina, Electric          1/10 at 100.00            A           6,983,184
                 Revenue Bonds, Series 1991, 4.000%, 1/01/23 - NPFG Insured

        1,250   South Carolina JOBS Economic Development Authority, Economic      11/12 at 100.00       A3 (4)           1,413,713
                 Development Revenue Bonds, Bon Secours Health System Inc.,
                 Series 2002A, 5.625%, 11/15/30 (Pre-refunded 11/15/12)

        4,750   South Carolina JOBS Economic Development Authority, Economic      11/12 at 100.00           A-           4,786,100
                 Development Revenue Bonds, Bon Secours Health System Inc.,
                 Series 2002B, 5.625%, 11/15/30

                South Carolina JOBS Economic Development Authority, Hospital
                Refunding and Improvement Revenue Bonds, Palmetto Health
                Alliance, Series 2003C:
        1,335    6.875%, 8/01/27 (Pre-refunded 8/01/13)                            8/13 at 100.00     BBB+ (4)           1,572,456
          165    6.875%, 8/01/27 (Pre-refunded 8/01/13)                            8/13 at 100.00     BBB+ (4)             195,005
        4,450    6.375%, 8/01/34 (Pre-refunded 8/01/13)                            8/13 at 100.00     BBB+ (4)           5,162,223
          550    6.375%, 8/01/34 (Pre-refunded 8/01/13)                            8/13 at 100.00     BBB+ (4)             640,200

        3,280   Tobacco Settlement Revenue Management Authority, South             5/12 at 100.00      BBB (4)           3,441,901
                 Carolina, Tobacco Settlement Asset-Backed Bonds, Series 2001B,
                 6.000%, 5/15/22 (Pre-refunded 5/15/12)
----------------------------------------------------------------------------------------------------------------------------------
       50,325   Total South Carolina                                                                                    53,750,859
----------------------------------------------------------------------------------------------------------------------------------

                TENNESSEE - 0.5% (0.3% OF TOTAL INVESTMENTS)

        3,200   Johnson City Health and Educational Facilities Board,              7/16 at 100.00         BBB+           3,108,256
                 Tennessee, Revenue Bonds, Mountain States Health Alliance,
                 Series 2006A, 5.500%, 7/01/36

        1,500   Memphis-Shelby County Airport Authority, Tennessee, Airport        3/10 at 101.00           A2           1,521,270
                 Revenue Bonds, Series 1999D, 6.000%, 3/01/19 - AMBAC Insured
                 (Alternative Minimum Tax)

                Sumner County Health, Educational, and Housing Facilities
                Board, Tennessee, Revenue Refunding Bonds, Sumner Regional
                Health System Inc., Series 2007:
          800    5.500%, 11/01/37                                                 11/17 at 100.00          N/R             304,080
        1,000    5.500%, 11/01/46                                                 11/17 at 100.00          N/R             380,100
----------------------------------------------------------------------------------------------------------------------------------
        6,500   Total Tennessee                                                                                          5,313,706
----------------------------------------------------------------------------------------------------------------------------------

52 Nuveen Investments

    PRINCIPAL                                                                       OPTIONAL CALL
  AMOUNT (000)  DESCRIPTION (1)                                                    PROVISIONS (2)  RATINGS (3)               VALUE
----------------------------------------------------------------------------------------------------------------------------------
                TEXAS - 7.3% (4.7% OF TOTAL INVESTMENTS)

$       5,810   Board of Regents, University of Texas System, Financing System     2/17 at 100.00          AAA     $     5,528,389
                 Revenue Bonds, Series 2006F, 4.250%, 8/15/36 (UB)

        5,110   Brazos River Authority, Texas, Pollution Control Revenue           4/13 at 101.00         Caa3           2,983,269
                 Refunding Bonds, TXU Electric Company, Series 1999C, 7.700%,
                 3/01/32 (Alternative Minimum Tax)

       10,000   Brazos River Harbor Navigation District, Brazoria County,          5/12 at 101.00         BBB-          10,220,400
                 Texas, Environmental Facilities Revenue Bonds, Dow Chemical
                 Company Project, Series 2002A-6, 6.250%, 5/15/33
                 (Mandatory put 5/15/17) (Alternative Minimum Tax)

        3,345   Fort Worth, Texas, Water and Sewerage Revenue Bonds, Series        2/12 at 100.00      Aa2 (4)           3,698,600
                 2001, 5.625%, 2/15/19 (Pre-refunded 2/15/12)

        5,000   Gulf Coast Industrial Development Authority, Texas, Waste          6/10 at 100.00          BBB           4,630,150
                 Disposal Revenue Bonds, Valero Refining and Marketing Company
                 Project, Series 1997, 5.600%, 12/01/31 (Alternative Minimum Tax)

                Harris County Health Facilities Development Corporation, Texas,
                Hospital Revenue Bonds, Memorial Hermann Healthcare System,
                Series 2004A:
        1,000    5.000%, 12/01/20                                                 12/14 at 100.00            A           1,003,520
        1,000    5.000%, 12/01/21                                                 12/14 at 100.00            A             998,160
        2,500    5.125%, 12/01/22                                                 12/14 at 100.00            A           2,496,350

        2,800   Harris County-Houston Sports Authority, Texas, Senior Lien        11/11 at 100.00            A           2,563,288
                 Revenue Bonds, Series 2001G, 5.250%, 11/15/30 - NPFG Insured

        4,000   Houston, Texas, First Lien Combined Utility System Revenue         5/14 at 100.00           AA           4,206,200
                 Bonds, Series 2004A, 5.250%, 5/15/24 - FGIC Insured

       10,850   Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds,       No Opt. Call           A-           4,202,531
                 Convention and Entertainment Project, Series 2001B, 0.000%,
                 9/01/25 - AMBAC Insured

          725   Keller Independent School District, Tarrant County, Texas,         8/11 at 100.00          AAA             766,506
                 Unlimited Tax General Obligation Refunding Bonds, Series 2001,
                 5.250%, 8/15/26

                Kerrville Health Facilities Development Corporation, Texas,
                Revenue Bonds, Sid Peterson Memorial Hospital Project, Series
                2005:
          800    5.250%, 8/15/21                                                     No Opt. Call         BBB-             772,656
        1,250    5.125%, 8/15/26                                                     No Opt. Call         BBB-           1,142,563

        3,100   North Texas Thruway Authority, Second Tier System Revenue          1/18 at 100.00           A3           3,135,960
                 Refunding Bonds, Series 2008, 5.750%, 1/01/38

        2,000   Pearland Independent School District, Brazoria County, Texas,      2/11 at 100.00          AAA           2,118,800
                 Unlimited Tax Schoolhouse Bonds, Series 2001A, 5.250%, 2/15/22
                 (Pre-refunded 2/15/11)

        1,000   Sabine River Authority, Texas, Pollution Control Revenue Bonds,   11/15 at 100.00          CCC             446,940
                 TXU Electric Company, Series 2001C, 5.200%, 5/01/28

        3,935   Spring Branch Independent School District, Harris County,          2/11 at 100.00          AAA           4,153,865
                 Texas, Limited Tax Schoolhouse and Refunding Bonds, Series 2001,
                 5.125%, 2/01/26 (Pre-refunded 2/01/11)

        7,100   Tarrant County Cultural & Educational Facilities Financing         2/17 at 100.00          AA-           6,847,879
                 Corporation, Texas, Revenue Bonds, Series 2007A, 5.000%,
                 2/15/36 (UB)

        3,755   Texas State, General Obligation Bonds, Series 2007, Trust 3213,    4/17 at 100.00          AA+           4,633,896
                 13.749%, 4/01/33 (IF)

        3,900   Texas, General Obligation Bonds, Veterans Housing Assistance      12/11 at 101.00          AA+           3,924,531
                 Program Fund II, Series 2001, 5.200%, 12/01/21 (Alternative
                 Minimum Tax) (UB)

        2,905   Weatherford Independent School District, Parker County, Texas,      2/11 at 44.73          AAA           1,222,773
                 Unlimited Tax School Building and Refunding Bonds, Series
                 2001, 0.000%, 2/15/25

        4,040   Weatherford Independent School District, Parker County, Texas,      2/11 at 44.73          AAA           1,788,750
                 Unlimited Tax School Building and Refunding Bonds, Series
                 2001, 0.000%, 2/15/25 (Pre-refunded 2/15/11)
----------------------------------------------------------------------------------------------------------------------------------
       85,925   Total Texas                                                                                             73,485,976
----------------------------------------------------------------------------------------------------------------------------------

                UTAH - 0.6% (0.4% OF TOTAL INVESTMENTS)

        6,335   Riverton, Utah, Hospital Revenue Bonds, IHC Health Services,       8/19 at 100.00          AA+           6,186,634
                 Inc., Series 2009, 5.000%, 8/15/41 (WI/DD, Settling 11/05/09)

          100   Utah Housing Finance Agency, Single Family Mortgage Bonds,         1/10 at 101.00          AAA             102,120
                 Series 1997C, 5.600%, 7/01/18 (Alternative Minimum Tax)

           65   Utah Housing Finance Agency, Single Family Mortgage Bonds,         1/10 at 100.00          AAA              66,970
                 Series 1997E-2, 5.875%, 1/01/19 (Alternative Minimum Tax)
----------------------------------------------------------------------------------------------------------------------------------
        6,500   Total Utah                                                                                               6,355,724
----------------------------------------------------------------------------------------------------------------------------------

                                                           Nuveen Investments 53

    | Portfolio of Investments October 31, 2009

    PRINCIPAL                                                                       OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                    PROVISIONS (2)  RATINGS (3)               VALUE
----------------------------------------------------------------------------------------------------------------------------------
                VIRGIN ISLANDS - 0.1% (0.1% OF TOTAL INVESTMENTS)

$         900   Virgin Islands Public Finance Authority, Revenue Bonds,            1/15 at 100.00          BBB     $       821,025
                 Refinery Project Hovensa LLC, Series 2007, 4.700%, 7/01/22
                 (Alternative Minimum Tax)
----------------------------------------------------------------------------------------------------------------------------------

                WASHINGTON - 5.7% (3.7% OF TOTAL INVESTMENTS)

       15,000   Chelan County Public Utility District 1, Washington, Hydro         7/12 at 100.00           AA          14,479,796
                 Consolidated System Revenue Bonds, Series 2002A, 5.450%,
                 7/01/37 - AMBAC Insured (Alternative Minimum Tax)

        6,000   Energy Northwest, Washington, Electric Revenue Refunding           7/12 at 100.00          Aaa           6,571,980
                 Bonds, Columbia Generating Station - Nuclear Project 2, Series
                 2002C, 5.750%, 7/01/17 - NPFG Insured

        5,000   Energy Northwest, Washington, Electric Revenue Refunding           7/13 at 100.00          Aaa           5,571,900
                 Bonds, Nuclear Project 1, Series 2003A, 5.500%, 7/01/16 (UB)

       10,080   King County School District 401, Highline, Washington,             6/12 at 100.00          AA+          11,140,920
                 General Obligation Bonds, Series 2002, 5.500%, 12/01/16 -
                 FGIC Insured

        2,500   King County, Washington, Sewer Revenue Bonds, Series 2009,         1/19 at 100.00          AA+           2,605,100
                 5.250%, 1/01/42

        6,965   Port of Seattle, Washington, Revenue Bonds, Series 1999A,          9/12 at 100.00           A1           7,146,995
                 5.250%, 9/01/22 - FGIC Insured

        2,820   Skagit County Public Hospital District 1, Washington,             12/14 at 100.00           A3           2,948,141
                 General Obligation Bonds, Series 2004A, 5.375%, 12/01/19 -
                 NPFG Insured

        2,500   Snohomish County, Washington, Limited Tax General Obligation      12/11 at 100.00           AA           2,659,850
                 Bonds, Series 2001, 5.125%, 12/01/22 - NPFG Insured

        1,000   Washington State Health Care Facilities Authority, Revenue           No Opt. Call          N/R             800,090
                 Bonds, Northwest Hospital and Medical Center of Seattle,
                 Series 2007, 5.700%, 12/01/32

        3,005   Washington State Tobacco Settlement Authority, Tobacco             6/13 at 100.00          BBB           3,042,232
                 Settlement Asset-Backed Revenue Bonds, Series 2002, 6.500%,
                 6/01/26
----------------------------------------------------------------------------------------------------------------------------------
       54,870   Total Washington                                                                                        56,967,004
----------------------------------------------------------------------------------------------------------------------------------

                WEST VIRGINIA - 0.8% (0.5% OF TOTAL INVESTMENTS)

        5,000   Mason County, West Virginia, Pollution Control Revenue            10/11 at 100.00          BBB           5,045,000
                 Bonds, Appalachian Power Company, Series 2003L, 5.500%,
                 10/01/22

        1,000   Pleasants County, West Virginia, Pollution Control Revenue         4/10 at 100.00         Baa3             963,010
                 Bonds, West Penn Power Company Pleasants Station Project,
                 Series 1999E, 5.500%, 4/01/29 - AMBAC Insured (Alternative
                 Minimum Tax)

        2,355   West Virginia University, Unlimited Tax General Revenue           10/14 at 100.00           A+           2,427,322
                 Bonds, Student Fees, Series 2004C, 5.000%, 10/01/24 - FGIC
                 Insured
----------------------------------------------------------------------------------------------------------------------------------
        8,355   Total West Virginia                                                                                      8,435,332
----------------------------------------------------------------------------------------------------------------------------------

                WISCONSIN - 1.9% (1.2% OF TOTAL INVESTMENTS)

        5,105   Wisconsin Health and Educational Facilities Authority, Revenue     2/10 at 100.00           A3           5,106,991
                 Bonds, Aurora Health Care Inc., Series 1999A, 5.600%, 2/15/29

          315   Wisconsin Health and Educational Facilities Authority, Revenue     5/16 at 100.00          BBB             258,577
                 Bonds, Divine Savior Healthcare, Series 2006, 5.000%, 5/01/32

        1,000   Wisconsin Health and Educational Facilities Authority, Revenue     5/14 at 100.00         BBB+             986,470
                 Bonds, Fort Healthcare Inc., Series 2004, 5.750%, 5/01/24

        3,215   Wisconsin Health and Educational Facilities Authority, Revenue     2/10 at 100.00            A           3,215,803
                 Bonds, Marshfield Clinic, Series 1997, 5.625%, 2/15/17 -
                 NPFG Insured

        4,530   Wisconsin Health and Educational Facilities Authority, Revenue     8/16 at 100.00         BBB+           3,861,416
                 Bonds, Wheaton Franciscan Healthcare System, Series 2006,
                 5.250%, 8/15/34

        5,300   Wisconsin State, General Obligation Bonds, Series 2006,            5/16 at 100.00           AA           5,493,980
                 4.750%, 5/01/25 - FGIC Insured (UB)
----------------------------------------------------------------------------------------------------------------------------------
       19,465   Total Wisconsin                                                                                         18,923,237
----------------------------------------------------------------------------------------------------------------------------------

                WYOMING - 0.3% (0.2% OF TOTAL INVESTMENTS)

        2,750   Sweetwater County, Wyoming, Solid Waste Disposal Revenue Bonds,   12/15 at 100.00         BBB+           2,585,082
                 FMC Corporation, Series 2005, 5.600%, 12/01/35 (Alternative
                 Minimum Tax)
----------------------------------------------------------------------------------------------------------------------------------
$   1,656,084   Total Long-Term Investments (cost $1,504,035,040) - 152.7%                                           1,532,486,553
=============---------------------------------------------------------------------------------------------------------------------

54 Nuveen Investments

    PRINCIPAL                                                                       OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                    PROVISIONS (2)  RATINGS (3)               VALUE
----------------------------------------------------------------------------------------------------------------------------------
                SHORT-TERM INVESTMENTS - 2.9% (1.9% OF TOTAL INVESTMENTS)

                MARYLAND - 0.5% (0.3% OF TOTAL INVESTMENTS)

$       1,950   Maryland Health and Higher Educational Facilities Authority,      11/09 at 100.00          A-1     $     1,950,000
                 Goucher College, Variable Rate Demand Obligations, Series
                 2007, 0.230%, 7/01/37 (5)

        3,000   Maryland Transportation Authority, Revenue Bonds, Transportation   7/17 at 100.00          A-1           3,000,000
                 Facilities Projects, Variable Rate Demand Obligations, Series
                 2008, Trust R-11436, 0.240%, 7/01/34 - FSA Insured (5)
----------------------------------------------------------------------------------------------------------------------------------
        4,950   Total Maryland                                                                                           4,950,000
----------------------------------------------------------------------------------------------------------------------------------

                NEW YORK - 0.5% (0.3% OF TOTAL INVESTMENTS)

        5,000   Triborough Bridge and Tunnel Authority, New York, General         11/12 at 100.00       VMIG-1           5,000,000
                 Purpose Revenue Bonds, Variable Rate Demand Obligations,
                 Tender Option Bond Trust R-11665, 0.200%, 5/15/25 (5)
----------------------------------------------------------------------------------------------------------------------------------

                OHIO - 0.1% (0.1% OF TOTAL INVESTMENTS)

        1,400   Columbus, Ohio, Sewerage System Revenue Bonds, Trust 2456,           No Opt. Call       VMIG-1           1,400,000
                 Variable Rate Demand Obligations, Series 2008, 0.200%,
                 6/01/26 (5)
----------------------------------------------------------------------------------------------------------------------------------

                SOUTH CAROLINA - 0.4% (0.3% OF TOTAL INVESTMENTS)

        3,990   South Carolina Association of Governmental Organizations,            No Opt. Call         A-1+           3,990,000
                 Educational Facilities Corporation for Pickens School
                 District, Installment Purchase Revenue Bonds, Pickens
                 County, Variable Rate Demand Obligations, Tender Option
                 Bond Trust 2007-0003, 0.200%, 12/01/14 (5)
----------------------------------------------------------------------------------------------------------------------------------

                TEXAS - 0.3% (0.2% OF TOTAL INVESTMENTS)

        3,000   Red River Authority, Texas, Pollution Control Revenue Bonds,      11/09 at 100.00          A-1+           3,000,000
                 Southwestern Public Service Company, Variable Rate Demand
                 Obligations, Series 1996, 8.500%, 7/01/16 - AMBAC Insured (5)
----------------------------------------------------------------------------------------------------------------------------------

                WASHINGTON - 1.1% (0.7% OF TOTAL INVESTMENTS)

       10,695   Central Puget Sound Regional Transit Authority, Washington,       11/17 at 100.00           AA          10,695,000
                 Sales and Use Tax Revenue Bonds, Variable Rate Demand
                 Obligations, Tender Option Bond Trust 2007-1C, 0.200%,
                 11/01/32 - FSA Insured (5)
----------------------------------------------------------------------------------------------------------------------------------

$      29,035   Total Short-Term Investments (cost $29,035,000)                                                         29,035,000
=============---------------------------------------------------------------------------------------------------------------------
                Total Investments (cost $1,533,070,040) - 155.6%                                                     1,561,521,553
                ------------------------------------------------------------------------------------------------------------------
                Floating Rate Obligations - (10.2)%                                                                   (102,434,000)
                ------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 3.2%                                                                    31,802,952
                ------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (48.6)% (6)                                                  (487,525,000)
                ------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                      $ 1,003,365,505
                ==================================================================================================================

(1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

(2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

(4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5) Investment has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term investment. The rate disclosed is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

(6) Preferred Shares, at Liquidation Value as a percentage of Total Investments is 31.2%.

N/R   Not rated.

WI/DD Purchased on a when-issued or delayed delivery basis.

(ETM) Escrowed to maturity.

(IF)  Inverse floating rate investment.

(UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 - Inverse Floating Rate Securities for more information.

                                 See accompanying notes to financial statements.

                                                           Nuveen Investments 55

NPT | Nuveen Premium Income Municipal Fund 4, Inc.
    | Portfolio of Investments
                                October 31, 2009

    PRINCIPAL                                                                       OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                    PROVISIONS (2)  RATINGS (3)               VALUE
----------------------------------------------------------------------------------------------------------------------------------
                ALABAMA - 4.9% (3.1% OF TOTAL INVESTMENTS)

$       5,150   Alabama 21st Century Authority, Tobacco Settlement Revenue        12/11 at 101.00           A-     $     5,286,218
                 Bonds, Series 2001, 5.750%, 12/01/16

        2,395   Alabama Housing Finance Authority, FNMA Multifamily Housing        2/11 at 102.00          AAA           2,451,498
                 Revenue Bonds, South Bay Apartments, Series 2000K, 5.950%,
                 2/01/33 (Alternative Minimum Tax)

       11,895   Alabama Special Care Facilities Financing Authority,              11/09 at 100.00          Aaa          11,934,254
                 Birmingham, Hospital Revenue Bonds, Daughters of Charity
                 National Health System - Providence Hospital and St.
                 Vincent's Hospital, Series 1995, 5.000%, 11/01/25 (ETM)

        5,000   Alabama Special Care Facilities Financing Authority, Revenue      11/16 at 100.00           AA           4,984,450
                 Bonds, Ascension Health, Series 2006C-2, 5.000%, 11/15/39
                 (UB)

        1,000   Birmingham Special Care Facilities Financing Authority,           11/15 at 100.00         Baa2             871,640
                 Alabama, Revenue Bonds, Baptist Health System Inc., Series
                 2005A, 5.000%, 11/15/30

        1,000   Courtland Industrial Development Board, Alabama, Pollution         6/15 at 100.00          BBB             909,990
                 Control Revenue Bonds, International Paper Company, Series
                 2005A, 5.000%, 6/01/25
----------------------------------------------------------------------------------------------------------------------------------
       26,440   Total Alabama                                                                                           26,438,050
----------------------------------------------------------------------------------------------------------------------------------

                ALASKA - 1.0% (0.6% OF TOTAL INVESTMENTS)

        1,665   Alaska Housing Finance Corporation, General Housing Purpose       12/14 at 100.00           AA           1,692,572
                 Bonds, Series 2005A, 5.000%, 12/01/30 - FGIC Insured (UB)

        3,065   Alaska Municipal Bond Bank Authority, General Obligation          12/13 at 100.00        A+(4)           3,515,034
                 Bonds, Series 2003E, 5.250%, 12/01/26 (Pre-refunded
                 12/01/13) - NPFG Insured
----------------------------------------------------------------------------------------------------------------------------------
        4,730   Total Alaska                                                                                             5,207,606
----------------------------------------------------------------------------------------------------------------------------------

                ARIZONA - 1.4% (0.9% OF TOTAL INVESTMENTS)

        5,000   Arizona Tourism and Sports Authority, Tax Revenue Bonds,           7/13 at 100.00           A2           4,902,400
                 Multipurpose Stadium Facility Project, Series 2003A,
                 5.000%, 7/01/31 - NPFG Insured

        3,000   Salt Verde Financial Corporation, Arizona, Senior Gas                No Opt. Call            A           2,566,050
                 Revenue Bonds, Series 2007, 5.000%, 12/01/37
----------------------------------------------------------------------------------------------------------------------------------
        8,000   Total Arizona                                                                                            7,468,450
----------------------------------------------------------------------------------------------------------------------------------

                ARKANSAS - 0.0% (0.0% OF TOTAL INVESTMENTS)

            5   Lonoke County Residential Housing Facilities Board,                4/10 at 100.00          Aa1               4,897
                 Arkansas, FNMA Mortgage-Backed Securities Program Single
                 Family Mortgage Revenue Refunding Bonds, Series 1993A,
                 7.900%, 4/01/11
----------------------------------------------------------------------------------------------------------------------------------

                CALIFORNIA - 16.3% (10.5% OF TOTAL INVESTMENTS)

       10,000   Anaheim Public Finance Authority, California, Public               9/17 at 100.00            A           8,585,600
                 Improvement Project Lease Bonds, Series 2007A-1, 4.375%,
                 3/01/37 - FGIC Insured

       17,000   California Health Facilities Financing Authority, Health           3/13 at 100.00            A          15,783,649
                 Facility Revenue Bonds, Adventist Health System/West,
                 Series 2003A, 5.000%, 3/01/33

        5,000   California Health Facilities Financing Authority, Revenue          4/16 at 100.00           A+           4,647,900
                 Bonds, Kaiser Permanante System, Series 2006, 5.000%,
                 4/01/37

        2,900   California Health Facilities Financing Authority, Revenue         11/16 at 100.00          Aa3           2,684,327
                 Bonds, Sutter Health, Series 2007A, 5.000%, 11/15/42 (UB)

        2,000   California Infrastructure Economic Development Bank, Revenue       8/11 at 102.00           A+           2,013,260
                 Bonds, Kaiser Hospital Assistance LLC, Series 2001A,
                 5.550%, 8/01/31

        1,000   California Statewide Community Development Authority,              7/15 at 100.00          BBB             834,460
                 Revenue Bonds, Daughters of Charity Health System, Series
                 2005A, 5.000%, 7/01/39

        1,685   California Statewide Community Development Authority,              5/18 at 100.00          Aa3           1,785,026
                 Revenue Bonds, Sutter Health, Tender Option Bond Trust
                 3175, 13.438%, 11/15/48 (IF)

       19,095   California, General Obligation Bonds, Series 2005, 5.000%,         6/15 at 100.00            A          18,009,257
                 6/01/33 - CIFG Insured

        4,780   Foothill/Eastern Transportation Corridor Agency, California,         No Opt. Call          AAA           4,370,450
                 Toll Road Revenue Bonds, Series 1995A, 0.000%, 1/01/14 (ETM)

                Golden State Tobacco Securitization Corporation, California,
                Enhanced Tobacco Settlement Asset-Backed Bonds, Series 2007A-1:
          610    5.125%, 6/01/47                                                   6/17 at 100.00          BBB             405,278
        1,000    5.750%, 6/01/47                                                   6/17 at 100.00          BBB             738,880

56 Nuveen Investments

    PRINCIPAL                                                                       OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                    PROVISIONS (2)  RATINGS (3)               VALUE
----------------------------------------------------------------------------------------------------------------------------------
                CALIFORNIA (continued)

$       1,000   Golden State Tobacco Securitization Corporation, California,       6/13 at 100.00          AAA     $     1,170,190
                 Tobacco Settlement Asset-Backed Bonds, Series 2003A-1,
                 6.750%, 6/01/39 (Pre-refunded 6/01/13)

        3,190   Hillsborough City School District, San Mateo County,                 No Opt. Call          AAA           1,304,008
                 California, General Obligation Bonds, Series 2006B, 0.000%,
                 9/01/27

        2,700   M-S-R Energy Authority, California, Gas Revenue Bonds,               No Opt. Call            A           3,047,355
                 Citigroup Prepay Contracts, Series 2009C, 7.000%, 11/01/34

       11,310   San Francisco Bay Area Rapid Transit District, California,         7/16 at 100.00          AAA          10,292,326
                 Sales Tax Revenue Bonds, Refunding Series 2006A, 4.250%,
                 7/01/31 - FSA Insured (UB)

          670   San Francisco Redevelopment Finance Authority, California,         8/19 at 100.00           A-             698,904
                 Tax Allocation Revenue Bonds, Mission Bay North
                 Redevelopment Project, Series 2009, 6.500%, 8/01/39

                San Joaquin Hills Transportation Corridor Agency, Orange
                County, California, Toll Road Revenue Refunding Bonds, Series
                1997A:
        4,430    0.000%, 1/15/32 - NPFG Insured                                      No Opt. Call            A             869,077
       31,300    0.000%, 1/15/34 - NPFG Insured                                      No Opt. Call            A           5,258,400

        4,000   San Luis Obispo County Financing Authority, California,            9/17 at 100.00          AAA           4,029,760
                 Revenue Bonds, Nacimiento Water Project, Tender Option Bond
                 Trust 3030, 17.676%, 9/01/38 - MBIA Insured (IF)

        1,945   South Gate Public Financing Authority, California, Water             No Opt. Call            A           2,064,890
                 Revenue Refunding Bonds, Series 1996A, 6.000%, 10/01/12 -
                 FGIC Insured
----------------------------------------------------------------------------------------------------------------------------------
      125,615   Total California                                                                                        88,592,997
----------------------------------------------------------------------------------------------------------------------------------

                COLORADO - 4.5% (2.9% OF TOTAL INVESTMENTS)

        2,000   Colorado Health Facilities Authority, Revenue Refunding            9/11 at 100.00       AA (4)           2,158,580
                 Bonds, Catholic Health Initiatives, Series 2001, 5.250%,
                 9/01/21 (Pre-refunded 9/01/11)

          325   Colorado Housing Finance Authority, Single Family Program          4/10 at 105.00          Aa2             351,224
                 Senior Bonds, Series 1999C-3, 6.750%, 10/01/21

        1,925   Denver City and County, Colorado, Airport System Revenue             No Opt. Call           A+           2,118,116
                 Bonds, Series 1991D, 7.750%, 11/15/13 (Alternative Minimum
                 Tax)

                Denver Convention Center Hotel Authority, Colorado, Senior
                Revenue Bonds, Convention Center Hotel, Series 2003A:
        2,940    5.000%, 12/01/20 (Pre-refunded 12/01/13) - SYNCORA GTY Insured   12/13 at 100.00      N/R (4)           3,298,004
       10,000    5.000%, 12/01/33 (Pre-refunded 12/01/13) - SYNCORA GTY Insured   12/13 at 100.00      N/R (4)          11,217,700

        4,345   El Paso County School District 20, Academy, Colorado,             12/12 at 100.00          Aa3           4,624,384
                 General Obligation Bonds, Series 2002, 5.250%, 12/15/17 -
                 FGIC Insured

          755   Jefferson County School District R1, Colorado, General            12/14 at 100.00          AAA             810,213
                 Obligation Bonds, Series 2004, 5.000%, 12/15/22 - FSA
                 Insured (UB)
----------------------------------------------------------------------------------------------------------------------------------
       22,290   Total Colorado                                                                                          24,578,221
----------------------------------------------------------------------------------------------------------------------------------

                DISTRICT OF COLUMBIA - 1.6% (1.1% OF TOTAL INVESTMENTS)

                District of Columbia, Revenue Bonds, Georgetown University,
                Series 2001A:
        9,670    0.000%, 4/01/26 (Pre-refunded 4/01/11) - NPFG Insured              4/11 at 42.15        A (4)           3,973,596
       15,235    0.000%, 4/01/30 (Pre-refunded 4/01/11) - NPFG Insured              4/11 at 32.93        A (4)           4,891,501
----------------------------------------------------------------------------------------------------------------------------------
       24,905   Total District of Columbia                                                                               8,865,097
----------------------------------------------------------------------------------------------------------------------------------

                FLORIDA - 7.2% (4.6% OF TOTAL INVESTMENTS)

          250   Brevard County Health Facilities Authority, Florida, Revenue       4/19 at 100.00           A-             270,955
                 Bonds, Health First Inc. Project, Series 2009B, 7.000%,
                 4/01/39

        5,000   Broward County School Board, Florida, Certificates of              7/13 at 100.00           A+           5,051,350
                 Participation, Series 2003, 5.000%, 7/01/28 - NPFG Insured

        5,000   Hillsborough County Aviation Authority, Florida, Revenue          10/13 at 100.00          Aa3           5,120,550
                 Bonds, Tampa International Airport, Series 2003A, 5.250%,
                 10/01/18 - NPFG Insured (Alternative Minimum Tax)

        5,000   Martin County Industrial Development Authority, Florida,          12/09 at 100.00          BB+           5,001,250
                 Industrial Development Revenue Bonds, Indiantown Cogeneration
                 LP, Series 1994A, 7.875%, 12/15/25 (Alternative Minimum Tax)

        1,380   Miami-Dade County Housing Finance Authority, Florida,              1/11 at 102.00          AAA           1,419,164
                 Multifamily Housing Revenue Bonds, Sunset Bay Apartments,
                 Series 2000-5A, 5.850%, 7/01/20 - FSA Insured (Alternative
                 Minimum Tax)

        3,385   Miami-Dade County, Florida, Aviation Revenue Bonds, Miami         10/15 at 100.00           A2           3,055,707
                 International Airport, Series 2005A, 5.000%, 10/01/37 -
                 SYNCORA GTY Insured (Alternative Minimum Tax)

                                                           Nuveen Investments 57

    | Portfolio of Investments October 31, 2009

    PRINCIPAL                                                                       OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                    PROVISIONS (2)  RATINGS (3)               VALUE
----------------------------------------------------------------------------------------------------------------------------------
                FLORIDA (continued)

$       5,455   South Miami Health Facilities Authority, Florida, Hospital         8/17 at 100.00          AA-     $     5,120,881
                 Revenue, Baptist Health System Obligation Group, Series 2007,
                 5.000%, 8/15/42 (UB)

       11,000   Sunrise, Florida, Utility System Revenue Refunding Bonds, Series  10/18 at 100.00          N/R          11,181,610
                 1998, 5.000%, 10/01/28 - AMBAC Insured

        1,995   Tolomato Community Development District, Florida, Special          5/14 at 101.00          N/R           1,283,403
                 Assessment Bonds, Series 2006, 5.400%, 5/01/37

        1,855   Westchester Community Development District 1, Florida, Special     5/13 at 101.00          N/R           1,441,929
                 Assessment Bonds, Series 2003, 6.000%, 5/01/23
----------------------------------------------------------------------------------------------------------------------------------
       40,320   Total Florida                                                                                           38,946,799
----------------------------------------------------------------------------------------------------------------------------------

                GEORGIA - 2.9% (1.9% OF TOTAL INVESTMENTS)

        4,400   Atlanta, Georgia, Water and Wastewater Revenue Bonds, Series         No Opt. Call            A           4,634,344
                 1999A, 5.500%, 11/01/22 - FGIC Insured

        1,500   Atlanta, Georgia, Water and Wastewater Revenue Bonds, Series      11/19 at 100.00          AAA           1,515,120
                 2009B, 5.250%, 11/01/34 - FSA Insured

        2,880   Georgia Municipal Electric Authority, General Power Revenue          No Opt. Call           A+           3,092,141
                 Bonds, Series 1992B, 8.250%, 1/01/11

        5,500   Georgia Municipal Electric Authority, General Power Revenue          No Opt. Call       A1 (4)           6,495,280
                 Bonds, Series 1993B, 5.700%, 1/01/19 - FGIC Insured (ETM)
----------------------------------------------------------------------------------------------------------------------------------
       14,280   Total Georgia                                                                                           15,736,885
----------------------------------------------------------------------------------------------------------------------------------

                HAWAII - 1.1% (0.7% OF TOTAL INVESTMENTS)

        3,720   Honolulu City and County, Hawaii, General Obligation Refunding       No Opt. Call           AA           4,188,794
                 and Improvement Bonds, Series 1993B, 5.000%, 10/01/13

        1,580   Honolulu City and County, Hawaii, General Obligation Refunding       No Opt. Call          Aaa           1,791,325
                 and Improvement Bonds, Series 1993B, 5.000%, 10/01/13 (ETM)
----------------------------------------------------------------------------------------------------------------------------------
        5,300   Total Hawaii                                                                                             5,980,119
----------------------------------------------------------------------------------------------------------------------------------

                IDAHO - 0.3% (0.2% OF TOTAL INVESTMENTS)

        1,005   Idaho Housing and Finance Association, Single Family Mortgage        No Opt. Call          Aa3           1,033,562
                 Revenue Bonds, Series 2009BI, 5.650%, 7/01/26

          750   Madison County, Idaho, Hospital Revenue Certificates of            9/16 at 100.00         BBB-             641,948
                 Participation, Madison Memorial Hospital, Series 2006, 5.250%,
                 9/01/37
----------------------------------------------------------------------------------------------------------------------------------
        1,755   Total Idaho                                                                                              1,675,510
----------------------------------------------------------------------------------------------------------------------------------

                ILLINOIS - 15.1% (9.8% OF TOTAL INVESTMENTS)

        4,000   Chicago Board of Education, Illinois, General Obligation Lease       No Opt. Call           A1           4,421,000
                 Certificates, Series 1992A, 6.250%, 1/01/15 - NPFG Insured

        5,550   Chicago, Illinois, Revenue Bonds, Midway Airport, Series 2001A,    1/11 at 101.00          AAA           5,486,508
                 5.125%, 1/01/26 - FSA Insured (Alternative Minimum Tax)

          415   Chicago, Illinois, Third Lien General Airport Revenue Bonds,       1/16 at 100.00           A1             415,847
                 O'Hare International Airport, Series 2005A, 5.000%, 1/01/33 -
                 FGIC Insured

                Cook County School District 99, Cicero, Illinois, General
                Obligation School Bonds, Series 1997:
        1,455    8.500%, 12/01/13 - FGIC Insured                                     No Opt. Call          N/R           1,784,805
        1,685    8.500%, 12/01/15 - FGIC Insured                                     No Opt. Call          N/R           2,154,104

        5,970   Illinois Development Finance Authority, GNMA Collateralized        4/11 at 105.00          Aaa           6,838,456
                 Mortgage Revenue Bonds, Greek American Nursing Home Committee,
                 Series 2000A, 7.600%, 4/20/40

        1,665   Illinois Finance Authority Revenue Bonds, Rush University          5/19 at 100.00           A-           1,802,196
                 Medical Center Obligated Group, Series 2009C, 6.625%, 11/01/39

        2,515   Illinois Finance Authority, Revenue Bonds, Northwestern Memorial   8/14 at 100.00      N/R (4)           2,884,529
                 Hospital, Series 2004A, 5.250%, 8/15/34 (Pre-refunded 8/15/14)

          500   Illinois Finance Authority, Revenue Bonds, Provena Health,         8/19 at 100.00         BBB+             562,440
                 Series 2009A, 7.750%, 8/15/34

        5,565   Illinois Finance Authority, Revenue Bonds, Sherman Health          8/17 at 100.00         Baa1           5,092,643
                 Systems, Series 2007A, 5.500%, 8/01/37

58 Nuveen Investments

    PRINCIPAL                                                                       OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                    PROVISIONS (2)  RATINGS (3)               VALUE
----------------------------------------------------------------------------------------------------------------------------------
                ILLINOIS (continued)

                Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital
                and Medical Centers, Series 2009:
$       2,000    6.875%, 8/15/38                                                   8/19 at 100.00          BBB     $     2,102,220
        2,000    7.000%, 8/15/44                                                   8/19 at 100.00          BBB           2,105,080

        4,000   Illinois Health Facilities Authority, FHA-Insured Mortgage         8/13 at 100.00          AAA           3,976,480
                 Revenue Refunding Bonds, Sinai Health System, Series 2003,
                 5.150%, 2/15/37

        4,000   Illinois Health Facilities Authority, Revenue Bonds, Condell       5/12 at 100.00          Aaa           4,433,960
                 Medical Center, Series 2002, 5.500%, 5/15/32 (Pre-refunded
                 5/15/12)

        4,005   Illinois Health Facilities Authority, Revenue Refunding Bonds,       No Opt. Call          Aa3           4,597,900
                 Lutheran General Health System, Series 1993C, 7.000%, 4/01/14

        9,795   Lake, Cook, Kane and McHenry Counties Community Unit School          No Opt. Call          AAA          11,387,373
                 District 220, Barrington, Illinois, General Obligation Bonds,
                 Series 2002, 5.250%, 12/01/19 - FSA Insured (UB)

                Metropolitan Pier and Exposition Authority, Illinois, Revenue
                Bonds, McCormick Place Expansion Project, Series 2002A:
        9,500    0.000%, 6/15/24 - NPFG Insured                                    6/22 at 101.00          AAA           7,278,235
        4,540    5.000%, 12/15/28 - NPFG Insured                                   6/12 at 101.00          AAA           4,636,248
       36,040    0.000%, 6/15/40 - NPFG Insured                                      No Opt. Call          AAA           6,426,653

        3,050   Regional Transportation Authority, Cook, DuPage, Kane, Lake,         No Opt. Call          Aa3           3,739,392
                 McHenry and Will Counties, Illinois, General Obligation Bonds,
                 Series 1990A, 7.200%, 11/01/20 - AMBAC Insured
----------------------------------------------------------------------------------------------------------------------------------
      108,250   Total Illinois                                                                                          82,126,069
----------------------------------------------------------------------------------------------------------------------------------

                INDIANA - 9.1% (5.9% OF TOTAL INVESTMENTS)

                Carmel Redevelopment Authority, Indiana, Lease Rent Revenue
                Bonds, Series 2005:
        1,950    0.000%, 2/01/24                                                     No Opt. Call           AA             975,254
        2,705    0.000%, 2/01/25                                                     No Opt. Call           AA           1,276,057

        3,000   Hospital Authority of Delaware County, Indiana, Hospital Revenue   8/16 at 100.00         Baa3           2,411,460
                 Bonds, Cardinal Health System, Series 2006, 5.250%, 8/01/36

        3,965   Indiana Educational Facilities Authority, Revenue Bonds, Butler    2/11 at 100.00            A           4,032,802
                 University, Series 2001, 5.500%, 2/01/26 - NPFG Insured

        1,000   Indiana Finance Authority Health System Revenue Bonds Series      11/19 at 100.00          Aa3             976,380
                 2009A (Sisters of St. Francis Health Services, Inc. Obligated
                 Group), 5.250%, 11/01/39 (WI/DD, Settling 11/05/09)

       22,000   Indiana Health Facility Financing Authority, Hospital Revenue      8/10 at 101.50       A+ (4)          23,211,096
                 Bonds, Clarian Health Obligated Group, Series 2000A, 5.500%,
                 2/15/30 (Pre-refunded 8/15/10) - NPFG Insured

        2,650   Indiana Health Facility Financing Authority, Hospital Revenue        No Opt. Call          AAA           3,026,857
                 Refunding Bonds, Columbus Regional Hospital, Series 1993,
                 7.000%, 8/15/15 - FSA Insured

        2,800   Indiana Health Facility Financing Authority, Revenue Bonds,        5/15 at 100.00            A           2,439,948
                 Community Hospitals of Indiana, Series 2005A, 5.000%, 5/01/35 -
                 AMBAC Insured

        4,000   Indiana Transportation Finance Authority, Highway Revenue Bonds,   6/13 at 100.00          AAA           4,145,520
                 Series 2003A, 5.000%, 6/01/23 - FSA Insured

        6,000   Indiana Transportation Finance Authority, Highway Revenue Bonds,   6/13 at 100.00          AAA           6,742,740
                 Series 2003A, 5.000%, 6/01/24 (Pre-refunded 6/01/13) - FSA
                 Insured

          420   Marion County Convention and Recreational Facilities Authority,   12/09 at 100.00            A             420,059
                 Indiana, Excise Tax Lease Rental Revenue Bonds, Series 1997A,
                 5.000%, 6/01/27 - NPFG Insured
----------------------------------------------------------------------------------------------------------------------------------
       50,490   Total Indiana                                                                                           49,658,173
----------------------------------------------------------------------------------------------------------------------------------

                IOWA - 0.2% (0.1% OF TOTAL INVESTMENTS)

          400   Iowa Finance Authority, Health Facilities Revenue Bonds, Iowa      8/19 at 100.00          Aa2             412,880
                 Health System, Series 2009, 5.625%, 8/15/37 - AGC Insured

        1,000   Iowa Finance Authority, Health Facility Revenue Bonds, Care        7/16 at 100.00          BB+             808,990
                 Initiatives Project, Series 2006A, 5.000%, 7/01/20
----------------------------------------------------------------------------------------------------------------------------------
        1,400   Total Iowa                                                                                               1,221,870
----------------------------------------------------------------------------------------------------------------------------------

                                                           Nuveen Investments 59

    | Portfolio of Investments October 31, 2009

    PRINCIPAL                                                                       OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                    PROVISIONS (2)  RATINGS (3)               VALUE
----------------------------------------------------------------------------------------------------------------------------------
                KANSAS - 2.0% (1.3% OF TOTAL INVESTMENTS)

$       2,000   Olathe, Kansas, Health Facilities Revenue Bonds, Olathe Medical    9/10 at 100.00           A+     $     2,004,700
                 Center, Series 2000A, 5.500%, 9/01/25 - AMBAC Insured

        6,825   Sedgwick County Unified School District 259, Wichita, Kansas,      9/10 at 100.00           AA           6,866,360
                 General Obligation Bonds, Series 2000, 3.500%, 9/01/16

        1,750   Wamego, Kansas, Pollution Control Revenue Bonds, Kansas Gas and    6/14 at 100.00            A           1,767,623
                 Electric Company, Series 2004, 5.300%, 6/01/31 - NPFG Insured
----------------------------------------------------------------------------------------------------------------------------------
       10,575   Total Kansas                                                                                            10,638,683
----------------------------------------------------------------------------------------------------------------------------------

                LOUISIANA - 5.2% (3.3% OF TOTAL INVESTMENTS)

          165   DeSoto Parish, Louisiana, Environmental Improvement Revenue       11/14 at 100.00          BBB             158,186
                 Bonds, International Paper Company Project, Series 2004A,
                 5.000%, 11/01/18 (Alternative Minimum Tax)

        1,000   Louisiana Local Government Environmental Facilities & Community   11/17 at 100.00           BB             964,990
                 Development Authority, Revenue Bonds, Westlake Chemical
                 Corporation Project, Series 2007, 6.750%, 11/01/32

        1,750   Louisiana Local Government Environmental Facilities and            6/12 at 105.00          Aaa           1,883,928
                 Community Development Authority, GNMA Collateralized Mortgage
                 Revenue Refunding Bonds, Sharlo Apartments, Series 2002A,
                 6.500%, 6/20/37

        5,150   Louisiana Public Facilities Authority, Hospital Revenue Bonds,     8/15 at 100.00           A+           5,075,531
                 Franciscan Missionaries of Our Lady Health System, Series
                 2005A, 5.250%, 8/15/32

        3,800   Louisiana Public Facilities Authority, Revenue Bonds, Ochsner      5/17 at 100.00           A3           3,572,912
                 Clinic Foundation Project, Series 2007A, 5.500%, 5/15/47

                Louisiana State, Gasoline and Fuel Tax Revenue Bonds, Series
                2006A:
        1,480    4.750%, 5/01/39 - FSA Insured (UB)                                5/16 at 100.00          AAA           1,454,618
       15,820    4.500%, 5/01/41 - FGIC Insured (UB)                               5/16 at 100.00           AA          14,833,623

          170   Louisiana State, Gasoline Tax Revenue Bonds, Series 2006,          5/16 at 100.00           AA             127,616
                 Residuals 660-1, 15.601%, 5/01/41 - FGIC Insured (IF)
----------------------------------------------------------------------------------------------------------------------------------
       29,335   Total Louisiana                                                                                         28,071,404
----------------------------------------------------------------------------------------------------------------------------------

                MARYLAND - 2.0% (1.3% OF TOTAL INVESTMENTS)

        1,815   Maryland Community Development Administration, Housing Revenue     1/10 at 100.00          Aa2           1,817,214
                 Bonds, Series 1996A, 5.875%, 7/01/16

        2,900   Maryland Community Development Administration, Housing Revenue     1/10 at 100.00          Aa2           2,902,117
                 Bonds, Series 1997A, 6.000%, 7/01/39 (Alternative Minimum Tax)

           50   Maryland Health and Higher Educational Facilities Authority,       8/14 at 100.00           A2              51,559
                 Revenue Bonds, MedStar Health, Series 2004, 5.375%, 8/15/24

        2,210   Maryland Health and Higher Educational Facilities Authority,       7/16 at 100.00            A           2,088,538
                 Revenue Bonds, Western Maryland Health, Series 2006A, 4.750%,
                 7/01/36 - NPFG Insured

        1,935   Montgomery County Housing Opportunities Commission, Maryland,      1/10 at 100.00          Aa2           1,937,399
                 GNMA/FHA-Insured Multifamily Housing Revenue Bonds, Series
                 1996B, 6.400%, 7/01/28 (Alternative Minimum Tax)

        2,315   Montgomery County Housing Opportunities Commission, Maryland,      7/10 at 100.00          Aaa           2,335,395
                 Multifamily Housing Development Bonds, Series 2000B, 6.125%,
                 7/01/20 (Alternative Minimum Tax)
----------------------------------------------------------------------------------------------------------------------------------
       11,225   Total Maryland                                                                                          11,132,222
----------------------------------------------------------------------------------------------------------------------------------

                MASSACHUSETTS - 1.4% (0.9% OF TOTAL INVESTMENTS)

        3,585   Massachusetts Development Finance Agency, Revenue Bonds, Curry     3/15 at 100.00          BBB           3,154,657
                 College, Series 2005A, 5.000%, 3/01/35 - ACA Insured

        1,000   Massachusetts Development Finance Agency, Revenue Bonds, Orchard  10/12 at 102.00          N/R             788,680
                 Cove, Series 2007, 5.250%, 10/01/26

        1,000   Massachusetts Health and Educational Facilities Authority,         7/15 at 100.00          BB-             641,930
                 Revenue Bonds, Milton Hospital Project, Series 2005D, 5.375%,
                 7/01/35

        3,465   Massachusetts Water Resources Authority, General Revenue Bonds,    2/17 at 100.00          AAA           3,202,526
                 Series 2007A, 4.500%, 8/01/46 - FSA Insured (UB)
----------------------------------------------------------------------------------------------------------------------------------
        9,050   Total Massachusetts                                                                                      7,787,793
----------------------------------------------------------------------------------------------------------------------------------

60 Nuveen Investments

    PRINCIPAL                                                                       OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                    PROVISIONS (2)  RATINGS (3)               VALUE
----------------------------------------------------------------------------------------------------------------------------------
                MICHIGAN - 6.9% (4.4% OF TOTAL INVESTMENTS)

$       6,000   Detroit, Michigan, Second Lien Sewerage Disposal System Revenue    7/15 at 100.00           A      $     5,504,760
                 Bonds, Series 2005A, 5.000%, 7/01/35 - NPFG Insured

        8,915   Detroit, Michigan, Senior Lien Water Supply System Revenue         1/10 at 100.00           A+           8,914,733
                 Bonds, Series 1997A, 5.000%, 7/01/27 - NPFG Insured

        5,400   Detroit, Michigan, Sewer Disposal System Revenue Bonds, Second     7/16 at 100.00            A           4,693,626
                 Lien, Series 2006B, 4.625%, 7/01/34 - FGIC Insured

        5,000   Michigan State Building Authority, Revenue Refunding Bonds,       10/13 at 100.00           A+           5,019,450
                 Facilities Program, Series 2003II, 5.000%, 10/15/29 - NPFG
                 Insured

       10,500   Michigan State Hospital Finance Authority, Hospital Revenue        2/10 at 100.00          Ba3           8,775,585
                 Bonds, Detroit Medical Center Obligated Group, Series 1998A,
                 5.250%, 8/15/23

        1,240   Michigan State Hospital Finance Authority, Hospital Revenue       11/19 at 100.00           A1           1,197,046
                 Bonds, Henry Ford Health System, Refunding Series 2009, 5.750%,
                 11/15/39 (WI/DD, Settling 11/03/09)

        1,000   Michigan State Hospital Finance Authority, Revenue Bonds,          5/15 at 100.00          AAA           1,143,970
                 Chelsea Community Hospital, Series 2005, 5.000%, 5/15/30
                 (Pre-refunded 5/15/15)

        2,000   Michigan State Hospital Finance Authority, Revenue Bonds,         12/16 at 100.00           AA           1,997,260
                 Trinity Health Care Group, Series 2006A, 5.000%, 12/01/31 (UB)
----------------------------------------------------------------------------------------------------------------------------------
       40,055   Total Michigan                                                                                          37,246,430
----------------------------------------------------------------------------------------------------------------------------------

                MINNESOTA - 1.2% (0.8% OF TOTAL INVESTMENTS)

          580   Minneapolis-St. Paul Housing Finance Board, Minnesota, FNMA/GNMA  11/09 at 100.00          AAA             582,326
                 Mortgage-Backed Securities Program Single Family Mortgage
                 Revenue Bonds, Series 1997, 5.800%, 11/01/30 (Alternative
                 Minimum Tax)

        3,500   Minneapolis-St. Paul Metropolitan Airports Commission,             1/11 at 100.00          AAA           3,692,535
                 Minnesota, Airport Revenue Bonds, Series 2001A, 5.250%, 1/01/25
                 (Pre-refunded 1/01/11) - FGIC Insured

        2,875   Saint Paul Port Authority, Minnesota, Lease Revenue Bonds,         8/16 at 100.00          N/R           2,237,958
                 Regions Hospital Parking Ramp Project, Series 2007-1, 5.000%,
                 8/01/36
----------------------------------------------------------------------------------------------------------------------------------
        6,955   Total Minnesota                                                                                          6,512,819
----------------------------------------------------------------------------------------------------------------------------------

                MISSISSIPPI - 1.9% (1.2% OF TOTAL INVESTMENTS)

        2,975   Mississippi Hospital Equipment and Facilities Authority, Revenue   9/14 at 100.00           AA           3,029,770
                 Bonds, Baptist Memorial Healthcare, Series 2004B-1, 5.000%,
                 9/01/24 (UB)

        5,180   Mississippi, General Obligation Refunding Bonds, Series 2002A,       No Opt. Call           AA           6,100,693
                 5.500%, 12/01/18

        1,000   Warren County, Mississippi, Gulf Opportunity Zone Revenue Bonds,   9/18 at 100.00          BBB           1,021,430
                 International Paper Company Project, Series 2008A, 6.500%,
                 9/01/32
----------------------------------------------------------------------------------------------------------------------------------
        9,155   Total Mississippi                                                                                       10,151,893
----------------------------------------------------------------------------------------------------------------------------------

                MISSOURI - 0.9% (0.6% OF TOTAL INVESTMENTS)

        1,450   Cape Girardeau County Industrial Development Authority,            6/17 at 100.00          N/R           1,243,056
                 Missouri, Health Facilities Revenue Bonds, Southeast Missouri
                 Hospital Association, Series 2007, 5.000%, 6/01/36

        1,000   Hanley Road Corridor Transportation Development District,         10/19 at 100.00           A-           1,010,800
                 Brentwood and Maplewood, Missouri, Transportation Sales Revenue
                 Bonds, Series 2009, 5.875%, 10/01/36

        2,450   Missouri Health and Educational Facilities Authority, Revenue      5/13 at 100.00           AA           2,491,552
                 Bonds, BJC Health System, Series 2003, 5.125%, 5/15/24
----------------------------------------------------------------------------------------------------------------------------------
        4,900   Total Missouri                                                                                           4,745,408
----------------------------------------------------------------------------------------------------------------------------------

                NEBRASKA - 1.7% (1.1% OF TOTAL INVESTMENTS)

        9,000   NebHelp Inc., Nebraska, Senior Subordinate Bonds, Student Loan       No Opt. Call          Aa2           9,247,050
                 Program, Series 1993A-5A, 6.250%, 6/01/18 - NPFG Insured
                 (Alternative Minimum Tax)
----------------------------------------------------------------------------------------------------------------------------------

                NEVADA - 2.6% (1.7% OF TOTAL INVESTMENTS)

        4,500   Clark County School District, Nevada, General Obligation School      No Opt. Call           AA           4,663,575
                 Improvement Bonds, Series 1991A, 7.000%, 6/01/10 - NPFG Insured

        7,000   Clark County, Nevada, Motor Vehicle Fuel Tax Highway Improvement   7/13 at 100.00          AA-           7,157,150
                 Revenue Bonds, Series 2003, 5.000%, 7/01/23 - AMBAC Insured

        5,425   Director of Nevada State Department of Business and Industry,        No Opt. Call         Caa2             427,978
                 Revenue Bonds, Las Vegas Monorail Project, First Tier, Series
                 2000, 0.000%, 1/01/25 - AMBAC Insured

                                                           Nuveen Investments 61

    | Portfolio of Investments October 31, 2009

    PRINCIPAL                                                                       OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                    PROVISIONS (2)  RATINGS (3)               VALUE
----------------------------------------------------------------------------------------------------------------------------------
                NEVADA (continued)

$       1,700   Las Vegas Redevelopment Agency, Nevada, Tax Increment Revenue      6/19 at 100.00            A     $     1,908,641
                 Bonds, Series 2009A, 8.000%, 6/15/30
----------------------------------------------------------------------------------------------------------------------------------
       18,625   Total Nevada                                                                                            14,157,344
----------------------------------------------------------------------------------------------------------------------------------

                NEW JERSEY - 4.4% (2.9% OF TOTAL INVESTMENTS)

          500   Burlington County Bridge Commission, New Jersey, Economic          1/18 at 100.00          N/R             413,760
                 Development Revenue Bonds, The Evergreens Project, Series 2007,
                 5.625%, 1/01/38

        1,100   New Jersey Health Care Facilities Financing Authority, Revenue     7/10 at 101.00     BBB- (4)           1,162,238
                 Bonds, Trinitas Hospital Obligated Group, Series 2000, 7.500%,
                 7/01/30 (Pre-refunded 7/01/10)

          880   New Jersey Turnpike Authority, Revenue Bonds, Series 1991C,          No Opt. Call           A+           1,042,448
                 6.500%, 1/01/16 - NPFG Insured

                New Jersey Turnpike Authority, Revenue Bonds, Series 1991C:
          300    6.500%, 1/01/16 - NPFG Insured (ETM)                                No Opt. Call       A+ (4)             369,261
        2,345    6.500%, 1/01/16 - NPFG Insured (ETM)                                No Opt. Call       A+ (4)           2,729,064

       10,055   Tobacco Settlement Financing Corporation, New Jersey, Tobacco      6/12 at 100.00          AAA          10,930,992
                 Settlement Asset-Backed Bonds, Series 2002, 5.750%, 6/01/32
                 (Pre-refunded 6/01/12)

        3,995   Tobacco Settlement Financing Corporation, New Jersey, Tobacco      6/13 at 100.00          AAA           4,708,427
                 Settlement Asset-Backed Bonds, Series 2003, 6.750%, 6/01/39
                 (Pre-refunded 6/01/13)

        3,750   Tobacco Settlement Financing Corporation, New Jersey, Tobacco      6/17 at 100.00          BBB           2,622,150
                 Settlement Asset-Backed Bonds, Series 2007-1A, 4.750%, 6/01/34
----------------------------------------------------------------------------------------------------------------------------------
       22,925   Total New Jersey                                                                                        23,978,340
----------------------------------------------------------------------------------------------------------------------------------

                NEW YORK - 5.1% (3.3% OF TOTAL INVESTMENTS)

          855   Albany Industrial Development Agency, New York, Revenue Bonds,     4/17 at 100.00          N/R             681,657
                 Brighter Choice Charter Schools, Series 2007A, 5.000%, 4/01/32

        4,070   Hudson Yards Infrastructure Corporation, New York, Revenue Bonds,  2/17 at 100.00            A           3,432,028
                 Series 2006A, 4.500%, 2/15/47 - NPFG Insured

        3,300   Long Island Power Authority, New York, Electric System Revenue    11/16 at 100.00            A           2,982,903
                 Bonds, Series 2006F, 4.250%, 5/01/33 - NPFG Insured

        1,000   Metropolitan Transportation Authority, New York, Dedicated Tax    11/19 at 100.00           AA           1,029,420
                 Fund Bonds, Series 2009B, 5.000%, 11/15/34

        2,360   New York City Transitional Finance Authority, New York, Future     5/10 at 100.00          AAA           2,372,673
                 Tax Secured Bonds, Fiscal Series 1998C, 5.000%, 5/01/26

                New York City Transitional Finance Authority, New York, Future
                Tax Secured Bonds, Fiscal Series 2000C:
          220    5.875%, 11/01/16 (Pre-refunded 5/01/10)                           5/10 at 101.00          AAA             228,375
        5,000    5.500%, 11/01/24 (Pre-refunded 5/01/10)                           5/10 at 101.00          AAA           5,180,900

                New York State Tobacco Settlement Financing Corporation, Tobacco
                Settlement Asset-Backed and State Contingency Contract-Backed
                Bonds, Series 2003A-1:
        2,400    5.500%, 6/01/16                                                   6/10 at 100.00          AA-           2,432,784
        2,500    5.500%, 6/01/18                                                   6/12 at 100.00          AA-           2,621,000

        6,250   Port Authority of New York and New Jersey, Special Project Bonds,    No Opt. Call           A            6,558,375
                 JFK International Air Terminal LLC, Sixth Series 1997, 6.250%,
                 12/01/15 - NPFG Insured (Alternative Minimum Tax)
----------------------------------------------------------------------------------------------------------------------------------
       27,955   Total New York                                                                                          27,520,115
----------------------------------------------------------------------------------------------------------------------------------

                NORTH CAROLINA - 2.9% (1.9% OF TOTAL INVESTMENTS)

          750   Charlotte-Mecklenburg Hospital Authority, North Carolina, Health   1/17 at 100.00          AA-             748,973
                 Care System Revenue Bonds, Carolinas Health Care, Series 2007A,
                 5.000%, 1/15/31

        2,445   North Carolina Infrastructure Finance Corporation, Certificates    2/14 at 100.00          AA+           2,573,216
                 of Participation, Correctional Facilities, Series 2004A,
                 5.000%, 2/01/21

        2,000   North Carolina Municipal Power Agency 1, Catawba Electric            No Opt. Call            A           2,102,700
                 Revenue Bonds, Series 1992, 6.000%, 1/01/11 - NPFG Insured

       10,000   North Carolina Municipal Power Agency 1, Catawba Electric          1/13 at 100.00            A          10,459,000
                 Revenue Bonds, Series 2003A, 5.250%, 1/01/18 - NPFG Insured
----------------------------------------------------------------------------------------------------------------------------------
       15,195   Total North Carolina                                                                                    15,883,889
----------------------------------------------------------------------------------------------------------------------------------

62 Nuveen Investments

    PRINCIPAL                                                                       OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                    PROVISIONS (2)  RATINGS (3)               VALUE
----------------------------------------------------------------------------------------------------------------------------------
                OHIO - 3.4% (2.2% OF TOTAL INVESTMENTS)

                Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco
                Settlement Asset-Backed Revenue Bonds, Senior Lien, Series
                2007A-2:
$       5,430    5.125%, 6/01/24                                                   6/17 at 100.00          BBB     $     4,836,284
        1,000    6.500%, 6/01/47                                                   6/17 at 100.00          BBB             809,440

        8,065   Cleveland, Ohio, Airport System Revenue Bonds, Series 2001A,       1/10 at 101.00          AAA           8,070,807
                 5.000%, 1/01/31 - FSA Insured

        3,000   Franklin County, Ohio, Development Revenue Bonds, American         4/10 at 101.00           A+           3,035,760
                 Chemical Society, Series 1999, 5.800%, 10/01/14

        1,000   Franklin County, Ohio, FHA-Insured Multifamily Housing Mortgage    1/10 at 100.00          Aa2           1,000,360
                 Revenue Bonds, Hamilton Creek Apartments Project, Series 1994A,
                 5.550%, 7/01/24 (Alternative Minimum Tax)

          800   Ohio Air Quality Development Authority, Ohio, Air Quality            No Opt. Call          BBB-            801,224
                 Revenue Bonds, Ohio Valley Electric Corporation Project, Series
                 2009E. Non-AMT, 5.625%, 10/01/19
----------------------------------------------------------------------------------------------------------------------------------
       19,295   Total Ohio                                                                                              18,553,875
----------------------------------------------------------------------------------------------------------------------------------

                OKLAHOMA - 1.0% (0.7% OF TOTAL INVESTMENTS)

          200   Oklahoma Housing Finance Agency, Single Family Mortgage Revenue    3/10 at 101.00          Aaa             202,856
                 Bonds, Homeownership Loan Program, Series 2000C-2, 6.200%,
                 9/01/28 (Alternative Minimum Tax)

        5,615   Tulsa County Industrial Authority, Oklahoma, Health Care Revenue  12/16 at 100.00           AA           5,412,860
                 Bonds, Saint Francis Health System, Series 2006, 5.000%,
                 12/15/36 (UB)

           88   Tulsa County Industrial Authority, Oklahoma, Health Care Revenue  12/16 at 100.00           AA              82,239
                 Bonds, Saint Francis System, Series 2006, Trust 3500, 8.366%,
                 12/15/36 (IF)
----------------------------------------------------------------------------------------------------------------------------------
        5,903   Total Oklahoma                                                                                           5,697,955
----------------------------------------------------------------------------------------------------------------------------------

                PENNSYLVANIA - 2.9% (1.9% OF TOTAL INVESTMENTS)

          500   Bucks County Industrial Development Authority, Pennsylvania,       3/17 at 100.00          BBB             412,305
                 Charter School Revenue Bonds, School Lane Charter School,
                 Series 2007A, 5.000%, 3/15/37

        1,000   Pennsylvania Economic Development Financing Authority Health         No Opt. Call           A3           1,048,290
                 System Revenue Bonds Albert Einstein Healthcare Network Issue,
                 Series 2009A, 6.250%, 10/15/23

        5,410   Pennsylvania Housing Finance Agency, Single Family Mortgage       10/17 at 100.00          AA+           6,500,500
                 Revenue Bonds, Tender Option Bond Trust 3212, 13.997%, 10/01/38
                 (IF)

        5,490   Pennsylvania Public School Building Authority, Lease Revenue      12/16 at 100.00          AAA           5,078,744
                 Bonds, School District of Philadelphia, Series 2006B, 4.500%,
                 6/01/32 - FSA Insured (UB)

        2,600   Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series  12/14 at 100.00          Aa3           2,668,172
                 2004A, 5.500%, 12/01/31 - AMBAC Insured
----------------------------------------------------------------------------------------------------------------------------------
       15,000   Total Pennsylvania                                                                                      15,708,011
----------------------------------------------------------------------------------------------------------------------------------

                PUERTO RICO - 2.5% (1.6% OF TOTAL INVESTMENTS)

       12,390   Puerto Rico, General Obligation and Public Improvement Refunding     No Opt. Call            A          13,631,849
                 Bonds, Series 1997, 6.500%, 7/01/13 - NPFG Insured
----------------------------------------------------------------------------------------------------------------------------------

                RHODE ISLAND - 3.3% (2.2% OF TOTAL INVESTMENTS)

       20,000   Rhode Island Tobacco Settlement Financing Corporation, Tobacco     6/12 at 100.00          BBB          18,177,799
                 Settlement Asset-Backed Bonds, Series 2002A, 6.250%, 6/01/42
----------------------------------------------------------------------------------------------------------------------------------

                SOUTH CAROLINA - 4.3% (2.8% OF TOTAL INVESTMENTS)

        4,120   Medical University Hospital Authority, South Carolina,             8/14 at 100.00            A           4,237,255
                 FHA-Insured Mortgage Revenue Bonds, Series 2004A, 5.250%,
                 2/15/23 - NPFG Insured

        3,000   Myrtle Beach, South Carolina, Hospitality and Accommodation Fee    6/14 at 100.00           A+           2,855,910
                 Revenue Bonds, Series 2004A, 5.000%, 6/01/36 - FGIC Insured

                Piedmont Municipal Power Agency, South Carolina, Electric
                Revenue Bonds, Series 1991:
        5,000    6.250%, 1/01/21 - FGIC Insured                                      No Opt. Call            A           5,746,950
        5,750    4.000%, 1/01/23 - NPFG Insured                                    1/10 at 100.00            A           5,283,330

        5,085   Piedmont Municipal Power Agency, South Carolina, Electric            No Opt. Call            A           5,483,969
                 Revenue Refunding Bonds, Series 1998A, 5.500%, 1/01/13 - NPFG
                 Insured
----------------------------------------------------------------------------------------------------------------------------------
       22,955   Total South Carolina                                                                                    23,607,414
----------------------------------------------------------------------------------------------------------------------------------

                                                           Nuveen Investments 63

    | Portfolio of Investments October 31, 2009

    PRINCIPAL                                                                       OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                    PROVISIONS (2)  RATINGS (3)               VALUE
----------------------------------------------------------------------------------------------------------------------------------
                SOUTH DAKOTA - 0.3% (0.2% OF TOTAL INVESTMENTS)

$       1,750   South Dakota Health and Educational Facilities Authority,         11/14 at 100.00          AA-     $     1,776,705
                 Revenue Bonds, Sioux Valley Hospitals, Series 2004A, 5.500%,
                 11/01/31
----------------------------------------------------------------------------------------------------------------------------------

                TENNESSEE - 0.7% (0.4% OF TOTAL INVESTMENTS)

        5,075   Knox County Health, Educational and Housing Facilities Board,       1/17 at 30.07           A-             654,980
                 Tennessee, Hospital Revenue Refunding Bonds, Covenant Health,
                 Series 2006, 0.000%, 1/01/41

        2,000   Sullivan County Health Educational and Housing Facilities Board,   3/13 at 100.00          N/R           1,719,860
                 Tennessee, Revenue Bonds, Wellmont Health System, Refunding
                 Series 200A, 5.486%, 9/01/32

          680   Sullivan County Health Educational and Housing Facilities Board,   9/16 at 100.00         BBB+             568,908
                 Tennessee, Revenue Bonds, Wellmont Health System, Series 2006C,
                 5.250%, 9/01/36

                Sumner County Health, Educational, and Housing Facilities Board,
                Tennessee, Revenue Refunding Bonds, Sumner Regional Health
                System Inc., Series 2007:
          860    5.500%, 11/01/37                                                 11/17 at 100.00          N/R             326,886
        1,000    5.500%, 11/01/46                                                 11/17 at 100.00          N/R             380,100
----------------------------------------------------------------------------------------------------------------------------------
        9,615   Total Tennessee                                                                                          3,650,734
----------------------------------------------------------------------------------------------------------------------------------

                TEXAS - 20.0% (12.9% OF TOTAL INVESTMENTS)

        3,000   Alliance Airport Authority, Texas, Special Facilities Revenue     12/12 at 100.00         CCC+           1,792,950
                 Bonds, American Airlines Inc., Series 2007, 5.250%, 12/01/29
                 (Alternative Minimum Tax)

        5,440   Board of Regents, University of Texas System, Financing System     2/17 at 100.00          AAA           5,176,323
                 Revenue Bonds, Series 2006F, 4.250%, 8/15/36 (UB)

        4,000   Central Texas Regional Mobility Authority, Travis and Williamson   1/15 at 100.00            A           3,451,080
                 Counties, Toll Road Revenue Bonds, Series 2005, 5.000%,
                 1/01/35 - FGIC Insured

        2,250   Dallas-Ft. Worth International Airport, Texas, Joint Revenue      11/14 at 100.00          AAA           2,187,563
                 Bonds, Series 2004B, 5.000%, 11/01/27 - FSA Insured
                 (Alternative Minimum Tax)

        8,000   Dallas-Ft. Worth International Airport, Texas, Joint Revenue      11/11 at 100.00           A+           8,260,720
                 Refunding and Improvement Bonds, Series 2001A, 5.875%,
                 11/01/19 - FGIC Insured (Alternative Minimum Tax)

        6,000   Garland Housing Finance Corporation, Texas, Multifamily Housing   12/11 at 101.00          N/R           5,830,380
                 Revenue Bonds, Legacy Pointe Apartments, Series 2000, 7.500%,
                 6/01/40 (Alternative Minimum Tax)

        7,000   Harris County Health Facilities Development Corporation, Texas,   11/13 at 100.00           AA           7,053,270
                 Thermal Utility Revenue Bonds, TECO Project, Series 2003,
                 5.000%, 11/15/30 - NPFG Insured

       28,305   Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds,       No Opt. Call           A-           8,928,812
                 Convention and Entertainment Project, Series 2001B, 0.000%,
                 9/01/28 - AMBAC Insured

        7,500   Houston, Texas, Junior Lien Water and Sewerage System Revenue        No Opt. Call          AAA           9,213,673
                 Refunding Bonds, Series 2002A, 5.750%, 12/01/32 - FSA Insured
                 (ETM)

       33,505   Leander Independent School District, Williamson and Travis          8/14 at 25.08          AAA           6,486,903
                 Counties, Texas, General Obligation Bonds, Series 2006, 0.000%,
                 8/15/39

                Montgomery Independent School District, Montgomery County,
                Texas, Unlimited Tax School Building and Refunding Bonds,
                Series 2001:
          730    5.500%, 2/15/21                                                   2/11 at 100.00          AAA             764,514
          760    5.500%, 2/15/23                                                   2/11 at 100.00          AAA             795,424

                Montgomery Independent School District, Montgomery County,
                Texas, Unlimited Tax School Building and Refunding Bonds, Series
                2001:
        1,570    5.500%, 2/15/21 (Pre-refunded 2/15/11)                            2/11 at 100.00          Aaa           1,669,774
        1,640    5.500%, 2/15/23 (Pre-refunded 2/15/11)                            2/11 at 100.00          Aaa           1,744,222

                Mt. Pleasant Independent School District, Titus County, Texas,
                General Obligation Refunding Bonds, Series 2001:
        3,025    5.000%, 2/15/26                                                   8/11 at 100.00          Aaa           3,146,424
        2,300    5.125%, 2/15/31                                                   8/11 at 100.00          Aaa           2,333,258

          700   Mt. Pleasant Independent School District, Titus County, Texas,     8/11 at 100.00          Aaa             755,587
                 General Obligation Refunding Bonds, Series 2001, 5.125%,
                 2/15/31 (Pre-refunded 8/15/11)

        1,100   North Texas Thruway Authority, First Tier System Revenue           1/18 at 100.00          AAA           1,159,213
                 Refunding Bonds, Series 2008A, 5.750%, 1/01/40 - AGC Insured

        2,500   North Texas Thruway Authority, Second Tier System Revenue          1/18 at 100.00           A3           2,529,000
                 Refunding Bonds, Series 2008, 5.750%, 1/01/38

        1,100   North Texas Tollway Authority, System Revenue Bonds, Series        1/19 at 100.00           A2           1,153,845
                 2009, 6.250%, 1/01/39

64 Nuveen Investments

    PRINCIPAL                                                                       OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                    PROVISIONS (2)  RATINGS (3)               VALUE
----------------------------------------------------------------------------------------------------------------------------------
                TEXAS (continued)

$       2,000   Port of Bay City Authority of Matagorda County, Texas, Revenue    11/09 at 100.00           B+     $     1,977,500
                 Bonds (Hoechst Celanese Corporation Project) Series 1996,
                 6.500%, 5/01/26 (WI/DD, Settling 11/02/09) (Alternative Minimum
                 Tax)

        6,000   Raven Hills Higher Education Corporation, Texas, Student Housing   8/12 at 100.00      N/R (4)           6,581,520
                 Revenue Bonds, Angelo State University - Texan Hall LLC, Series
                 2002A, 5.000%, 8/01/25 (Pre-refunded 8/01/12) - NPFG Insured

        3,410   Retama Development Corporation, Texas, Special Facilities         12/12 at 100.00          AAA           4,097,217
                 Revenue Bonds, Retama Park Racetrack, Series 1993, 8.750%,
                 12/15/18 (Pre-refunded 12/15/12) (5)

        1,800   Sam Rayburn Municipal Power Agency, Texas, Power Supply System    10/12 at 100.00          BBB           1,835,190
                 Revenue Refunding Bonds, Series 2002A, 5.750%, 10/01/21 - RAAI
                 Insured

        5,200   Tarrant County Cultural and Educational Facilities Financing       2/17 at 100.00          AA-           5,015,348
                 Corporation, Texas, Revenue Bonds, Series 2007A, 5.000%,
                 2/15/36 (UB)

          370   Tarrant County Cultural and Educational Facilities Finance         2/17 at 100.00          AA-             334,561
                 Corporation, Texas, Revenue Bonds, Texas Health Resources
                 Project, Trust 1031, 11.996%, 2/15/36 (IF)

        1,505   Texas Municipal Gas Acquisition and Supply Corporation I, Gas        No Opt. Call            A           1,568,120
                 Supply Revenue Bonds, Senior Lien Series 2008D, 6.250%, 12/15/26

        3,395   Texas State, General Obligation Bonds, Series 2008, Trust 3213,    4/17 at 100.00          AA+           4,189,634
                 13.749%, 4/01/33 (IF)

        8,500   Travis County Health Facilities Development Corporation, Texas,   11/09 at 100.00          Aaa           8,705,445
                 Hospital Revenue Bonds, Daughters of Charity National Health
                 System, Series 1993B, 6.000%, 11/15/22 (ETM)
----------------------------------------------------------------------------------------------------------------------------------
      152,605   Total Texas                                                                                            108,737,470
----------------------------------------------------------------------------------------------------------------------------------

                UTAH - 2.1% (1.4% OF TOTAL INVESTMENTS)

        4,845   Bountiful, Davis County, Utah, Hospital Revenue Refunding Bonds,  12/09 at 100.00          N/R           4,491,993
                 South Davis Community Hospital Project, Series 1998, 5.750%,
                 12/15/18

        4,840   Intermountain Power Agency, Utah, Power Supply Revenue Bonds,      1/10 at 100.00      Aa3 (4)           5,016,950
                 Series 1996A, 6.150%, 7/01/14 (ETM)

          460   Utah Housing Finance Agency, Single Family Mortgage Bonds,         7/10 at 100.00           AA             458,505
                 Series 2000G, 5.875%, 7/01/27 (Alternative Minimum Tax)

                Utah Housing Finance Agency, Single Family Mortgage Bonds,
                Series 2001C:
        1,060    5.500%, 1/01/18 (Alternative Minimum Tax)                         1/11 at 100.00          AA-           1,079,398
          435    5.650%, 1/01/21 (Alternative Minimum Tax)                         1/11 at 100.00          Aaa             438,780
----------------------------------------------------------------------------------------------------------------------------------
       11,640   Total Utah                                                                                              11,485,626
----------------------------------------------------------------------------------------------------------------------------------

                VIRGIN ISLANDS - 0.5% (0.3% OF TOTAL INVESTMENTS)

        2,480   Virgin Islands Public Finance Authority, Matching Fund Revenue    10/19 at 100.00          BBB           2,615,656
                 Loan Note - Diageo Project, Series 2009A, 6.750%, 10/01/37
----------------------------------------------------------------------------------------------------------------------------------

                VIRGINIA - 1.5% (1.0% OF TOTAL INVESTMENTS)

        8,190   Hampton, Virginia, Revenue Bonds, Convention Center Project,       1/13 at 100.00           A1           8,203,841
                 Series 2002, 5.000%, 1/15/35 - AMBAC Insured
----------------------------------------------------------------------------------------------------------------------------------

                WASHINGTON - 4.7% (3.1% OF TOTAL INVESTMENTS)

          220   Grant County Public Utility District 2, Washington, Revenue        1/15 at 100.00      Aa2 (4)             251,035
                 Bonds, Wanapum Hydroelectric Development, Series 2005A, 5.000%,
                 1/01/34 (Pre-refunded 1/01/15) - FGIC Insured

        5,780   Grant County Public Utility District 2, Washington, Revenue        1/15 at 100.00          Aa2           5,805,721
                 Bonds, Wanapum Hydroelectric Development, Series 2005A, 5.000%,
                 1/01/34 - FGIC Insured

        1,500   Snohomish County School District 6, Mukilteo, Washington,            No Opt. Call          Aa3           1,674,390
                 Unlimited Tax General Obligation and Refunding Bonds, Series
                 1993, 5.700%, 12/01/12 - FGIC Insured

        4,155   Tacoma, Washington, Electric System Revenue Refunding Bonds,       1/11 at 101.00          AAA           4,447,512
                 Series 2001A, 5.750%, 1/01/20 (Pre-refunded 1/01/11) - FSA
                 Insured

        2,000   Washington State Health Care Facilities Authority, Revenue           No Opt. Call          N/R           1,600,180
                 Bonds, Northwest Hospital and Medical Center of Seattle, Series
                 2007, 5.700%, 12/01/32

        1,000   Washington State Healthcare Facilities Authority, Revenue Bonds,   8/13 at 102.00          N/R             913,360
                 Harrison Memorial Hospital, Series 1998, 5.000%, 8/15/28 -
                 AMBAC Insured

                                                           Nuveen Investments 65

    | Portfolio of Investments October 31, 2009

    PRINCIPAL                                                                       OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                    PROVISIONS (2)  RATINGS (3)               VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                WASHINGTON (continued)

$       5,500   Washington State Healthcare Facilities Authority, Revenue Bonds,  11/10 at 100.00           A2     $     5,533,440
                 Swedish Health Services, Series 1998, 5.500%, 11/15/14 - AMBAC
                 Insured

        1,460   Washington State Healthcare Facilities Authority, Revenue Bonds,   8/17 at 100.00          BBB           1,401,264
                 Virginia Mason Medical Center, Series 2007B, 5.750%, 8/15/37 -
                 ACA Insured

        4,005   Washington State Tobacco Settlement Authority, Tobacco             6/13 at 100.00          BBB           4,054,622
                 Settlement Asset-Backed Revenue Bonds, Series 2002, 6.500%,
                 6/01/26
-----------------------------------------------------------------------------------------------------------------------------------
       25,620   Total Washington                                                                                        25,681,524
-----------------------------------------------------------------------------------------------------------------------------------

                WEST VIRGINIA - 0.4% (0.2% OF TOTAL INVESTMENTS)

        1,950   West Virginia Hospital Finance Authority, Hospital Revenue         9/19 at 100.00           A2           1,923,929
                 Bonds, Charleston Area Medical Center, Series 2009A, 5.625%,
                 9/01/32
-----------------------------------------------------------------------------------------------------------------------------------

                WISCONSIN - 3.0% (1.9% OF TOTAL INVESTMENTS)

          500   Wisconsin Health and Educational Facilities Authority, Revenue    12/10 at 100.00           A+             500,175
                 Bonds, Medical College of Wisconsin Inc., Series 1996, 5.500%,
                 12/01/26 - NPFG Insured

        7,500   Wisconsin Health and Educational Facilities Authority, Revenue     2/12 at 101.00           A+           7,260,150
                 Bonds, Ministry Healthcare Inc., Series 2002A, 5.250%,
                 2/15/32 - NPFG Insured

        4,000   Wisconsin Health and Educational Facilities Authority, Revenue     8/16 at 100.00         BBB+           3,409,640
                 Bonds, Wheaton Franciscan Healthcare System, Series 2006,
                 5.250%, 8/15/34

        5,000   Wisconsin State, General Obligation Bonds, Series 2006A, 4.750%,   5/16 at 100.00           AA           5,183,000
                 5/01/25 - FGIC Insured (UB)
-----------------------------------------------------------------------------------------------------------------------------------
       17,000   Total Wisconsin                                                                                         16,352,965
-----------------------------------------------------------------------------------------------------------------------------------

                WYOMING - 0.3% (0.2% OF TOTAL INVESTMENTS)

        1,720   Sweetwater County, Wyoming, Pollution Control Revenue Refunding    8/19 at 100.00           A-           1,790,004
                 Bonds, Idaho Power Company Project, Series 2006, 5.250%,
                 7/15/26 (Mandatory put 7/14/26)
-----------------------------------------------------------------------------------------------------------------------------------
$     976,843   Total Investments (cost $834,893,772) - 154.7%                                                         841,169,490
=============----------------------------------------------------------------------------------------------------------------------
                Floating Rate Obligations - (11.0)%                                                                    (59,703,000)
                -------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 3.9%                                                                    21,395,883
                -------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (47.6)% (6)                                                  (259,050,000)
                -------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                      $   543,812,373
                ===================================================================================================================

(1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

(2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

(4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5) The issuer has received a formal adverse determination from the Internal Revenue Service (the "IRS") regarding the tax-exempt status of the bonds' coupon payments. The Fund will continue to treat coupon payments as tax-exempt income until such time that it is formally determined that the interest on the bonds should be treated as taxable.

(6) Preferred Shares, at Liquidation Value as a percentage of Total Investments is 30.8%.

N/R   Not rated.

WI/DD Purchased on a when-issued or delayed delivery basis.

(ETM) Escrowed to maturity.

(IF)  Inverse floating rate investment.

(UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 - Inverse Floating Rate Securities for more information.

                                 See accompanying notes to financial statements.

66 Nuveen Investments

STATEMENT OF ASSETS & LIABILITIES

                                October 31, 2009

                                                                           PREMIUM INCOME   PREMIUM INCOME 2   PREMIUM INCOME 4
                                                                                    (NPI)              (NPM)               (NPT)
---------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $1,377,411,918, $1,533,070,040 and
   $834,893,772, respectively)                                            $ 1,373,927,160   $  1,561,521,553   $     841,169,490
Cash                                                                            6,534,664         20,888,348           3,698,574
Receivables:
   Interest                                                                    21,866,621         21,674,487          13,884,357
   Investments sold                                                             2,801,204         35,077,333          11,055,833
Other assets                                                                      278,606            329,864             217,788
---------------------------------------------------------------------------------------------------------------------------------
      Total assets                                                          1,405,408,255      1,639,491,585         870,026,042
---------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Floating rate obligations                                                     124,294,000        102,434,000          59,703,000
Payables:
   Investments purchased                                                               --         37,099,053           4,148,078
   Common share dividends                                                       3,806,722          6,824,090           2,603,250
   Preferred share dividends                                                       19,155             24,358              12,889
Accrued expenses:
   Management fees                                                                732,547            828,736             448,121
   Other                                                                          564,640          1,390,843             248,331
---------------------------------------------------------------------------------------------------------------------------------
      Total liabilities                                                       129,417,064        148,601,080          67,163,669
---------------------------------------------------------------------------------------------------------------------------------
Preferred shares, at liquidation value                                        400,650,000        487,525,000         259,050,000
---------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                                    $   875,341,191   $  1,003,365,505   $     543,812,373
=================================================================================================================================
Common shares outstanding                                                      63,785,430         70,815,751          43,236,703
=================================================================================================================================
Net asset value per Common share outstanding (net assets applicable to
   Common shares, divided by Common shares outstanding)                   $         13.72   $          14.17   $           12.58
=================================================================================================================================
NET ASSETS APPLICABLE TO COMMON SHARES CONSIST OF:
---------------------------------------------------------------------------------------------------------------------------------
Common shares, $.01 par value per share                                   $       637,854   $        708,158   $         432,367
Paid-in surplus                                                               904,483,256      1,000,811,313         588,757,385
Undistributed (Over-distribution of) net investment income                     10,830,804          8,088,876           7,564,727
Accumulated net realized gain (loss) from investments and derivative
   transactions                                                               (37,125,965)       (34,694,355)        (59,217,824)
Net unrealized appreciation (depreciation) of investments                      (3,484,758)        28,451,513           6,275,718
---------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                                    $   875,341,191   $  1,003,365,505   $     543,812,373
=================================================================================================================================
Authorized shares:
   Common                                                                     200,000,000        200,000,000         200,000,000
   Preferred                                                                    1,000,000          1,000,000           1,000,000
=================================================================================================================================

                                 See accompanying notes to financial statements.

                                                           Nuveen Investments 67

STATEMENT OF OPERATIONS

                          Year Ended October 31, 2009

                                                                           PREMIUM INCOME   PREMIUM INCOME 2    PREMIUM INCOME 4
                                                                                    (NPI)              (NPM)               (NPT)
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME                                                         $    74,042,205   $     49,854,024   $      46,122,168
---------------------------------------------------------------------------------------------------------------------------------
EXPENSES
Management fees                                                                 7,827,224          5,380,594           4,944,969
Preferred shares - auction fees                                                   815,691            569,211             554,556
Preferred shares - dividend disbursing agent fees                                  60,000             62,049              80,000
Shareholders' servicing agent fees and expenses                                   119,384             40,376              58,718
Interest expense on floating rate obligations                                   1,170,732            910,439             514,485
Custodian's fees and expenses                                                     226,274            161,848             145,805
Directors' fees and expenses                                                       38,802             37,615              24,791
Professional fees                                                                  93,625             65,741              63,840
Shareholders' reports - printing and mailing expenses                             207,825            129,788             146,774
Stock exchange listing fees                                                        21,866             14,642              14,821
Investor relations expense                                                         80,065             52,341              51,296
Other expenses                                                                     20,120             71,093              51,171
---------------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit                                     10,681,608          7,495,737           6,651,226
   Custodian fee credit                                                           (45,139)           (29,634)            (29,393)
---------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                                   10,636,469          7,466,103           6,621,833
---------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                          63,405,736         42,387,921          39,500,335
---------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
   Investments                                                                    698,560           (624,684)           (164,101)
   Forward swaps                                                              (12,560,000)                --                  --
Change in net unrealized appreciation (depreciation) of:
   Investments                                                                116,676,462         89,299,077          79,097,537
   Forward swaps                                                                3,082,340                 --                  --
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)                                       107,897,362         88,674,393          78,933,436
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS
From net investment income                                                     (3,246,414)        (2,280,590)         (2,265,160)
---------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common shares from distributions
   to Preferred shareholders                                                   (3,246,414)        (2,280,590)         (2,265,160)
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to Common shares from
   operations                                                             $   168,056,684   $    128,781,724   $     116,168,611
=================================================================================================================================

                                 See accompanying notes to financial statements.

68 Nuveen Investments

| STATEMENT OF CHANGES IN NET ASSETS

                                       PREMIUM INCOME (NPI)             PREMIUM INCOME 2 (NPM)            PREMIUM INCOME 4 (NPT)
                                  ------------------------------   --------------------------------   ------------------------------
                                           YEAR             YEAR              YEAR             YEAR            YEAR            YEAR
                                          ENDED            ENDED             ENDED            ENDED           ENDED           ENDED
                                       10/31/09         10/31/08          10/31/09         10/31/08        10/31/09        10/31/08
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income             $  63,405,736   $   62,065,141   $    42,387,921   $   39,763,270   $  39,500,335   $  39,163,134
Net realized gain (loss) from:
   Investments                          698,560      (11,854,156)         (624,684)      (6,788,025)       (164,101)     (7,460,410)
   Forward swaps                    (12,560,000)        (526,200)               --       (2,800,000)             --              --
Change in net unrealized
   appreciation (depreciation)
   of:
   Investments                      116,676,462     (167,308,446)       89,299,077     (117,638,815)     79,097,537    (107,428,586)
   Forward swaps                      3,082,340       (3,340,935)               --          791,405              --              --
Distributions to Preferred
   Shareholders:
   From net investment income        (3,246,414)     (18,128,385)       (2,280,590)     (11,883,074)     (2,265,160)    (12,256,484)
   From accumulated net realized
     gains                                   --               --                --         (408,199)             --              --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net
   assets applicable to Common
   shares from operations           168,056,684     (139,092,981)      128,781,724      (98,963,438)    116,168,611     (87,982,346)
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON
   SHAREHOLDERS
From net investment income          (49,497,495)     (45,345,066)      (31,697,528)     (28,251,619)    (30,222,465)    (25,578,850)
From accumulated net realized
   gains                                     --               --                --         (938,312)             --              --
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets
   applicable to Common shares
   from distributions to Common
   shareholders                     (49,497,495)     (45,345,066)      (31,697,528)     (29,189,931)    (30,222,465)    (25,578,850)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Common shares:
   Issued in the Reorganization(1)           --               --       428,707,039               --              --              --
   Cost of repurchases                       --               --           (28,350)         (60,864)             --              --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net
   assets applicable to Common
   shares from capital share
   transactions                              --               --       428,678,689          (60,864)             --              --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net
   assets applicable to Common
   shares                           118,559,189     (184,438,047)      525,762,885     (128,214,233)     85,946,146    (113,561,196)
Net assets applicable to Common
   shares at the beginning of
   year                             756,782,002      941,220,049       477,602,620      605,816,853     457,866,227     571,427,423
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common
   shares at the end of year      $ 875,341,191   $  756,782,002   $ 1,003,365,505   $  477,602,620   $ 543,812,373   $ 457,866,227
====================================================================================================================================
Undistributed (Over-distribution
   of) net investment income at
   the end of year                $  10,830,804   $      175,312   $     8,088,876   $     (287,678)  $   7,564,727   $     659,055
====================================================================================================================================

(1) Common shares issued in the Reorganization of Nuveen Florida Investment Quality Municipal Fund (NQF) and Nuveen Florida Quality Income Municipal Fund (NUF).

                                 See accompanying notes to financial statements.

                                                           Nuveen Investments 69

| STATEMENT OF CASH FLOWS

                          Year ended October 31, 2009

                                                                                 PREMIUM         PREMIUM         PREMIUM
                                                                                  INCOME        INCOME 2        INCOME 4
                                                                                   (NPI)           (NPM)           (NPT)
-------------------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES:
NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHARES FROM
OPERATIONS                                                                $  168,056,684   $ 128,781,724   $ 116,168,611
Adjustments to reconcile the net increase (decrease) in net assets applicable to Common shares from operations to net cash provided by
   (used in) operating activities:
   Purchases of investments                                                  (55,164,012)    (83,039,365)    (51,701,366)
   Proceeds from sales and maturities of investments                          72,839,367     109,978,348      88,535,293
   Proceeds from (Purchases of) short-term investments, net                    7,778,372     (26,035,000)      6,000,000
   Proceeds from (Payments for) terminated forward swaps                     (12,560,000)             --              --
   Assets and liabilities acquired in the Reorganization                              --      25,378,033              --
   Amortization (Accretion) of premiums and discounts, net                    (3,010,394)     (3,714,077)     (1,767,519)
   (Increase) Decrease in receivable for interest                               (617,601)     (7,664,226)        436,144
   (Increase) Decrease in receivable for investments sold                     (1,766,204)    (34,797,180)    (11,014,925)
   (Increase) Decrease in other assets                                          (140,898)       (244,947)        (99,026)
   Increase (Decrease) in payable for investments purchased                           --      37,099,053       4,148,078
   Increase (Decrease) in payable for Preferred share dividends                 (124,991)        (54,383)        (69,257)
   Increase (Decrease) in accrued management fees                                118,358         424,079          43,810
   Increase (Decrease) in accrued other liabilities                              (23,346)      1,055,373             552
   Net realized (gain) loss from investments                                    (698,560)        624,684         164,101
   Net realized (gain) loss from forward swaps                                12,560,000              --              --
   Change in net unrealized (appreciation) depreciation of investments      (116,676,462)    (89,299,077)    (79,097,537)
   Change in net unrealized (appreciation) depreciation of forward
      swaps                                                                   (3,082,340)             --              --
   Net realized (gain) loss from paydowns                                            371              --             309
   Taxes paid on undistributed capital gains                                        (129)            160          (2,845)
-------------------------------------------------------------------------------------------------------------------------
   Net cash provided by (used in) operating activities                        67,488,215      58,493,199      71,744,423
-------------------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM FINANCING ACTIVITIES:
Increase (Decrease) in floating rate obligations                              (4,165,000)     (6,700,000)     (2,115,000)
Cash distributions paid to Common shareholders                               (48,929,029)    (26,924,938)    (29,629,758)
Cost of Common shares repurchased                                                     --         (28,350)             --
Increase (Decrease) in Preferred shares, at liquidation value                (14,800,000)     (5,875,000)    (43,150,000)
-------------------------------------------------------------------------------------------------------------------------
   Net cash provided by (used in) financing activities                       (67,894,029)    (39,528,288)    (74,894,758)
-------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN CASH                                                 (405,814)     18,964,911      (3,150,335)
Cash at the beginning of year                                                  6,940,478       1,923,437       6,848,909
-------------------------------------------------------------------------------------------------------------------------
Cash at the End of Year                                                   $    6,534,664   $  20,888,348   $   3,698,574
=========================================================================================================================

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION

During the current fiscal period Premium Income 2 (NPM) acquired all the net assets of Nuveen Florida Investment Quality Municipal Fund (NQF) and Nuveen Florida Quality Income Municipal Fund (NUF) through a tax-free Reorganization. See Notes to Financial Statements, Footnote 1 for more information.

Cash paid for interest was as follows:

                                                                                 PREMIUM         PREMIUM         PREMIUM
                                                                                  INCOME        INCOME 2        INCOME 4
                                                                                   (NPI)           (NPM)           (NPT)
-------------------------------------------------------------------------------------------------------------------------
                                                                          $    1,170,732   $     910,439   $    514,485
=========================================================================================================================

                                 See accompanying notes to financial statements.

70 Nuveen Investments

| NOTES TO FINANCIAL STATEMENTS

1. General Information and Significant Accounting Policies

The funds covered in this report and their corresponding Common share New York Stock Exchange (NYSE) symbols are Nuveen Premium Income Municipal Fund, Inc.
(NPI), Nuveen Premium Income Municipal Fund 2, Inc. (NPM) and Nuveen Premium Income Municipal Fund 4, Inc. (NPT) (collectively, the "Funds"). The Funds are registered under the Investment Company Act of 1940, as amended, as closed-end, management investment companies.

During the current fiscal period, Nuveen Florida Investment Quality Municipal Fund (NQF) and Nuveen Florida Quality Income Municipal Fund (NUF) were reorganized into Premium Income 2 (NPM) (collectively, the "Reorganizations").

Each of these Funds called a special meeting of shareholders, originally scheduled in each case for May 15, 2009, to vote on the Reorganizations. Those meetings were subsequently adjourned to and reconvened in June and July, at which time, shareholders of each of Florida Investment Quality (NQF), Florida Quality Income (NUF) and Premium Income 2 (NPM) approved its respective Reorganization, with more than 80% of participating shares of each fund voting in favor of the Reorganization.

After the close of business on October 16, 2009, Premium Income 2 (NPM) acquired all the net assets of Florida Investment Quality (NQF) and Florida Quality Income (NUF) pursuant to the plan of Reorganizations described above. The acquisition was accomplished by a tax-free exchange of Florida Investment Quality (NQF) and Florida Quality Income (NUF) Common shares for Premium Income 2 (NPM) Common shares. On October 16, 2009, the net assets of Florida Investment Quality (NQF) and Florida Quality Income (NUF) were $227,077,390 and $201,629,650, respectively. Florida Investment Quality's (NQF) and Florida Quality Income's (NUF) net assets applicable to Common shares at that date included $10,786,142 and $8,057,306 of net unrealized appreciation, respectively. Each Fund's net unrealized appreciation was combined with that of Premium Income 2 (NPM). The combined net assets applicable to Common shares of Premium Income 2 (NPM) immediately after the acquisition were $1,011,235,268. For accounting and performance reporting purposes, Premium Income 2 (NPM) is the survivor. Prior to the Reorganizations, each of Florida Investment Quality (NQF) and Florida Quality Income (NUF) established a reserve for certain costs and expenses associated with the Reorganizations, including amounts estimated for the advancement of legal costs in connection with legal proceedings brought by a shareholder of the Funds challenging the Reorganizations. The amount of such reserve is included as a component of "Accrued other expenses" on the Statement of Assets and Liabilities for Premium Income 2 (NPM).

Each Fund seeks to provide current income exempt from regular federal income tax by investing primarily in a portfolio of municipal obligations issued by state and local government authorities or certain U.S. territories.

In June 2009, the Financial Accounting Standards Board (FASB) established the FASB Accounting Standards Codification(TM) (the "Codification") as the single source of authoritative accounting principles recognized by the FASB in the preparation of financial statements in conformity with generally accepted accounting principles (GAAP). The Codification supersedes existing non-grandfathered, non-SEC accounting and reporting standards. The Codification did not change GAAP but rather organized it into a hierarchy where all guidance within the Codification carries an equal level of authority. The Codification became effective for financial statements issued for interim and annual periods ending after September 15, 2009. The Codification did not have a material effect on the Funds' financial statements.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with US generally accepted accounting principles.

Investment Valuation

The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Directors. Prices of forward swap contracts are also provided by an independent pricing service approved by each Fund's Board of Directors. When market price quotes are not readily available (which is usually the case for municipal securities), the pricing service or, in the absence of a pricing service for a particular investment or derivative instrument, the Board of Directors of the Fund, or its designee, may establish fair value using a wide variety of market data including yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant. Temporary investments in securities that have variable rate and demand features qualifying them as short-term investments are valued at amortized cost, which approximates value.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are

                                                           Nuveen Investments 71

| NOTES TO FINANCIAL STATEMENTS (continued)

subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At October 31, 2009, Premium Income 2 (NPM) and Premium Income 4 (NPT) had outstanding when-issued/delayed delivery purchase commitments of $34,929,229 and $4,148,078 respectively. There were no such outstanding purchase commitments in Premium Income (NPI).

Investment Income

Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also includes paydown gains and losses, if any.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal income tax, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Common Shareholders

Dividends from tax-exempt net investment income are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to Common shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from US generally accepted accounting principles.

Preferred Shares

The Funds have issued and outstanding Preferred shares, $25,000 stated value per share, as a means of effecting financial leverage. Each Fund's Preferred shares are issued in more than one Series. The dividend rate paid by the Funds on each Series is determined every seven days, pursuant to a dutch auction process overseen by the auction agent, and is payable at the end of each rate period. As of October 31, 2009, the number of Preferred shares outstanding, by Series and in total, for each Fund is as follows:

                                      PREMIUM          PREMIUM          PREMIUM
                                       INCOME         INCOME 2         INCOME 4
                                         (NPI)            (NPM)            (NPT)
--------------------------------------------------------------------------------

Number of shares:

  Series M                              2,900            1,600            1,680

  Series M2                             1,526            1,379*              --

  Series T                              2,900            2,401            1,528

  Series T2                                --            2,683*           1,014

  Series W                              2,900            1,600            1,283

  Series W2                                --               --              423

  Series TH                             2,901            2,401            2,047

  Series TH2                               --            1,379*              --

  Series F                              2,899            1,601            1,374

  Series F2                                --            1,504            1,013

  Series F3                                --            1,915*              --

  Series F4                                --            1,038*              --
--------------------------------------------------------------------------------
Total                                  16,026           19,501           10,362
================================================================================

* Preferred shares issued in the Reorganization of Florida Investment Quality (NQF) and Florida Quality Income (NUF).

Beginning in February 2008, more shares for sale were submitted in the regularly scheduled auctions for the Preferred shares issued by the Funds than there were offers to buy. This meant that these auctions "failed to clear," and that many Preferred shareholders who wanted to sell their shares in

72 Nuveen Investments
these auctions were unable to do so. Preferred shareholders unable to sell their shares received distributions at the "maximum rate'' applicable to failed auctions as calculated in accordance with the pre-established terms of the Preferred shares.

These developments have generally not affected the portfolio management or investment policies of the Funds. However, one continuing implication of these auction failures for Common shareholders is that the Funds' cost of leverage likely has been incrementally higher at times, than it otherwise might have been had the auctions continued to be successful. As a result, the Funds' future Common share earnings may likely have been incrementally lower than they otherwise might have been. As of October 31, 2009, the aggregate amount of outstanding Preferred shares redeemed by each Fund is as follows:

                                      PREMIUM          PREMIUM          PREMIUM
                                       INCOME         INCOME 2         INCOME 4
                                         (NPI)            (NPM)            (NPT)
--------------------------------------------------------------------------------

Preferred shares redeemed,
 at liquidation value            $124,350,000     $108,475,000      $79,350,000
================================================================================

Inverse Floating Rate Securities

Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. In turn, this trust (a) issues floating rate certificates, in face amounts equal to some fraction of the deposited bond's par amount or market value, that typically pay short-term tax-exempt interest rates to third parties, and (b) issues to a long-term investor (such as one of the Funds) an inverse floating rate certificate (sometimes referred to as an "inverse floater") that represents all remaining or residual interest in the trust. The income received by the inverse floater holder varies inversely with the short-term rate paid to the floating rate certificates' holders, and in most circumstances the inverse floater holder bears substantially all of the underlying bond's downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond's value. The price of an inverse floating rate security will be more volatile than that of the underlying bond because the interest rate is dependent on not only the fixed coupon rate of the underlying bond but also on the short-term interest paid on the floating rate certificates, and because the inverse floating rate security essentially bears the risk of loss of the greater face value of the underlying bond.

A Fund may purchase an inverse floating rate security in a secondary market transaction without first owning the underlying bond (referred to as an "externally-deposited inverse floater"), or instead by first selling a fixed-rate bond to a broker-dealer for deposit into the special purpose trust and receiving in turn the residual interest in the trust (referred to as a "self-deposited inverse floater"). The inverse floater held by a Fund gives the Fund the right (a) to cause the holders of the floating rate certificates to tender their notes at par, and (b) to have the broker transfer the fixed-rate bond held by the trust to the Fund, thereby collapsing the trust. An investment in an externally-deposited inverse floater is identified in the Portfolio of Investments as "(IF) - Inverse floating rate investment." An investment in a self-deposited inverse floater is accounted for as a financing transaction. In such instances, a fixed-rate bond deposited into a special purpose trust is identified in the Portfolio of Investments as "(UB) - Underlying bond of an inverse floating rate trust reflected as a financing transaction," with the Fund accounting for the short-term floating rate certificates issued by the trust as "Floating rate obligations" on the Statement of Assets and Liabilities. In addition, the Fund reflects in "Investment Income" the entire earnings of the underlying bond and the related interest paid to the holders of the short-term floating rate certificates is recognized as "Interest expense on floating rate obligations" on the Statement of Operations.

During the fiscal year ended October 31, 2009, each Fund invested in externally-deposited inverse floaters and/or self-deposited inverse floaters.

Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a "recourse trust" or "credit recovery swap") (such agreements referred to herein as "Recourse Trusts") with a broker-dealer by which a Fund agrees to reimburse the broker-dealer, in certain circumstances, for the difference between the liquidation value of the fixed-rate bond held by the trust and the liquidation value of the floating rate certificates issued by the trust plus any shortfalls in interest cash flows. Under these agreements, a Fund's potential exposure to losses related to or on inverse floaters may increase beyond the value of a Fund's inverse floater investments as a Fund may potentially be liable to fulfill all amounts owed to holders of the floating rate certificates. At period end, any such shortfall is recognized as "Unrealized depreciation on Recourse Trusts" on the Statement of Assets and Liabilities.

At October 31, 2009, each Fund's maximum exposure to externally-deposited Recourse Trusts was as follows:

                                      PREMIUM          PREMIUM          PREMIUM
                                       INCOME         INCOME 2         INCOME 4
                                         (NPI)            (NPM)            (NPT)
--------------------------------------------------------------------------------

Maximum exposure to
  Recourse Trusts                  $8,635,000       $5,570,000      $12,000,000
================================================================================

The average floating rate obligations outstanding and average annual interest rate and fees related to self-deposited inverse floaters during the fiscal year ended October 31, 2009, were as follows:

                                                           Nuveen Investments 73

| NOTES TO FINANCIAL STATEMENTS (continued)

                                            PREMIUM       PREMIUM       PREMIUM
                                             INCOME      INCOME 2      INCOME 4
                                               (NPI)         (NPM)         (NPT)
--------------------------------------------------------------------------------

Average floating rate obligations
  outstanding                          $126,325,110   $96,357,822   $59,104,397

Average annual interest rate and
  fees                                         0.93%         0.94%         0.87%
================================================================================

Forward Swap Contracts

Each Fund is authorized to enter into forward interest rate swap contracts consistent with their investment objectives and policies to reduce, increase or otherwise alter its risk profile or to alter its portfolio characteristics (i.e. duration, yield curve positioning and credit quality).

Each Fund is subject to interest rate risk in the normal course of pursuing its investment objectives. Each Fund's use of forward interest rate swap transactions is intended to help the Fund manage its overall interest rate sensitivity, either shorter or longer, generally to more closely align the Fund's interest rate sensitivity with that of the broader municipal market. Forward interest rate swap transactions involve each Fund's agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the "effective date"). The amount of the payment obligation is based on the notional amount of the swap contract and the termination date of the swap (which is akin to a bond's maturity). The value of the Fund's swap commitment would increase or decrease based primarily on the extent to which long-term interest rates for bonds having a maturity of the swap's termination date increases or decreases. Forward interest rate swap contracts are valued daily. The net amount recorded on these transactions for each counterparty is recognized on the Statement of Assets and Liabilities as "Unrealized appreciation or depreciation on forward swaps" with the change during the fiscal period recognized on the Statement of Operations as "Change in net unrealized appreciation (depreciation) of forward swaps."

The Funds may terminate a swap contract prior to the effective date, at which point a realized gain or loss is recognized. When a forward swap is terminated, it ordinarily does not involve the delivery of securities or other underlying assets or principal, but rather is settled in cash on a net basis. Net realized gains and losses during the fiscal period are recognized on the Statement of Operations as "Net realized gain (loss) from forward swaps." Each Fund intends, but is not obligated, to terminate its forward swaps before the effective date. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the credit risk associated with a counterparty failing to honor its commitment to pay any realized gain to the Fund upon termination. The following Fund invested in forward interest rate swap transactions during the fiscal year ended October 31, 2009.

The average notional amount of forward swap contracts outstanding during the fiscal year ended October 31, 2009, was as follows:

                                                                        PREMIUM
                                                                         INCOME
                                                                           (NPI)
--------------------------------------------------------------------------------

Average notional amount of forward swap contracts outstanding        $4,600,000*
================================================================================

* The average notional amount is calculated based on the outstanding notional amount at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year. The Fund was not invested in forward swap contracts at the end of the current fiscal year.

Refer to Footnote 3 -- Derivative Instruments and Hedging Activities for further details on swap contract activity.

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions. The extent of each Fund's exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Futures contracts expose a Fund to minimal counterparty credit risk as they are exchange traded and the exchange's clearinghouse, which is counterparty to all exchange traded futures, guarantees the futures contracts against default.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties Nuveen Asset Management (the "Adviser"), a wholly-owned subsidiary of Nuveen Investments, Inc. ("Nuveen"). believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the predetermined threshold amount.

Zero Coupon Securities

Each Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the

74 Nuveen Investments
security at issuance and the par value of the security at maturity and is effectively paid at maturity. Such securities are included in the Portfolios of Investments with a 0.000% coupon rate in their description. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which a Fund overdraws its account at the custodian bank.

Indemnifications

Under the Funds' organizational documents, their Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with US generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements

During the current fiscal period, the Funds adopted authoritative guidance under GAAP on determining fair value measurements. This guidance defines fair value, establishes a framework for measuring fair value in GAAP and expands disclosure about fair value measurements. In determining the value of each Fund's investments various inputs are used. These inputs are summarized in the three broad levels listed below:

     Level 1 - Quoted prices in active markets for identical securities.

     Level 2 - Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

     Level 3 - Significant unobservable inputs (including management's assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of each Fund's fair value measurements as of October 31, 2009:

PREMIUM INCOME (NPI)       LEVEL 1          LEVEL 2   LEVEL 3             TOTAL
--------------------------------------------------------------------------------

Investments:
  Municipal Bonds             $ --   $1,373,927,160      $ --    $1,373,927,160
================================================================================

PREMIUM INCOME 2 (NPM)     LEVEL 1          LEVEL 2   LEVEL 3             TOTAL
--------------------------------------------------------------------------------

Investments:
  Municipal Bonds             $ --   $1,532,486,553      $ --    $1,532,486,553
  Short-Term Investments        --       29,035,000        --        29,035,000
--------------------------------------------------------------------------------
Total                         $ --   $1,561,521,553      $ --    $1,561,521,553
================================================================================

PREMIUM INCOME 4 (NPT)     LEVEL 1          LEVEL 2   LEVEL 3             TOTAL
--------------------------------------------------------------------------------

Investments:
  Municipal Bonds             $ --   $  841,169,490      $ --    $  841,169,490
================================================================================

3. Derivative Instruments and Hedging Activities

During the current fiscal period, the Funds adopted amendments to authoritative guidance under GAAP on disclosures about derivative instruments and hedging activities. This guidance is intended to enhance financial statement disclosures for derivative instruments and hedging activities and enable investors to better understand: a) how and why a fund uses derivative instruments; b) how derivative instruments are accounted for; and c) how derivative instruments affect a fund's financial position, results of operations and cash flows, if any. The Funds record derivative instruments at fair value with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds' investments in derivatives may represent economic hedges, under this guidance they are considered to be non-hedge transactions for financial reporting purposes. For additional information on the derivative instruments in which each Fund was invested during and at the end of the reporting period, refer to the Portfolio of Investments, Financial Statements and Footnote 1 - General Information and Significant Accounting Policies.

                                                           Nuveen Investments 75

| NOTES TO FINANCIAL STATEMENTS (continued)

The following tables present the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized during the fiscal year ended October 31, 2009, on derivative instruments, as well as the primary risk exposure associated with each. The following Fund held derivative instruments during the fiscal year ended October 31, 2009. None of the Funds had derivative contracts outstanding at October 31, 2009.

                                                                                                                           PREMIUM
                                                                                                                            INCOME
NET REALIZED GAIN (LOSS) FROM FORWARD SWAPS                                                                                   (NPI)
-----------------------------------------------------------------------------------------------------------------------------------
RISK EXPOSURE
   Interest Rate                                                                                                     $ (12,560,000)
===================================================================================================================================

                                                                                                                           PREMIUM
                                                                                                                            INCOME
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) OF FORWARD SWAPS                                                         (NPI)
-----------------------------------------------------------------------------------------------------------------------------------
RISK EXPOSURE
   Interest Rate                                                                                                     $    3,082,340
===================================================================================================================================

4. FUND SHARES

Common Shares

Transactions in Common shares were as follows:

                                                                PREMIUM                    PREMIUM                   PREMIUM
                                                              INCOME (NPI)              INCOME 2 (NPM)            INCOME 4 (NPT)
                                                        -----------------------   ------------------------   -----------------------
                                                        YEAR ENDED   YEAR ENDED    YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                                                          10/31/09     10/31/08      10/31/09     10/31/08     10/31/09     10/31/08
------------------------------------------------------------------------------------------------------------------------------------
Common shares:
   Issued in the Reorganization                                 --           --    30,022,090*          --           --           --
   Repurchased                                                  --           --        (2,500)      (4,800)          --           --
------------------------------------------------------------------------------------------------------------------------------------
Weighted average Common share:
   Price per share repurchased                                  --           --   $     11.32   $    12.66           --           --
   Discount per share repurchased                               --           --         13.90%       12.81%          --           --
====================================================================================================================================

*     Common shares issued in the Reorganization of Florida Investment Quality
      (NQF) and Florida Quality Income (NUF).

Preferred Shares

Transactions in Preferred shares were as follows:

                                                        PREMIUM                                           PREMIUM
                                                      INCOME (NPI)                                     INCOME 2 (NPM)
                                     ----------------------------------------------   ---------------------------------------------
                                           YEAR ENDED              YEAR ENDED            YEAR ENDED            YEAR ENDED
                                            10/31/09                10/31/08              10/31/09             10/31/08
                                     ----------------------------------------------------------------------------------------------
                                     SHARES         AMOUNT   SHARES          AMOUNT   SHARES        AMOUNT    SHARES      AMOUNT
-----------------------------------------------------------------------------------------------------------------------------------
Preferred shares issued in the
   Reorganization*:
   Series M2                             --   $         --       --   $          --    1,379   $ 34,475,000       --   $         --
   Series T2                             --             --       --              --    2,683     67,075,000       --             --
   Series TH2                            --             --       --              --    1,379     34,475,000       --             --
   Series F3                             --             --       --              --    1,915     47,875,000       --             --
   Series F4                             --             --       --              --    1,038     25,950,000       --             --
-----------------------------------------------------------------------------------------------------------------------------------
                                         --             --       --              --    8,394    209,850,000       --             --
===================================================================================================================================
Preferred shares redeemed:
   Series M                            (107)    (2,675,000)    (793)    (19,825,000)     (34)      (850,000)    (366)    (9,150,000)
   Series M2                            (56)    (1,400,000)    (418)    (10,450,000)      --             --       --             --
   Series T                            (107)    (2,675,000)    (793)    (19,825,000)     (50)    (1,250,000)    (549)   (13,725,000)
   Series W                            (107)    (2,675,000)    (793)    (19,825,000)     (34)      (850,000)    (366)    (9,150,000)
   Series TH                           (107)    (2,675,000)    (792)    (19,800,000)     (51)    (1,275,000)    (548)   (13,700,000)
   Series F                            (108)    (2,700,000)    (793)    (19,825,000)     (34)      (850,000)    (365)    (9,125,000)
   Series F2                             --             --       --              --      (32)      (800,000)    (344)    (8,600,000)
-----------------------------------------------------------------------------------------------------------------------------------
                                       (592)   (14,800,000)  (4,382)   (109,550,000)    (235)    (5,875,000)  (2,538)   (63,450,000)
-----------------------------------------------------------------------------------------------------------------------------------
Total                                  (592)  $(14,800,000)  (4,382)  $(109,550,000)   8,159   $203,975,000   (2,538)  $(63,450,000)
===================================================================================================================================

* Preferred shares issued in the Reorganization of Florida Investment Quality
(NQF) and Florida Quality Income (NUF).

76 Nuveen Investments

                                                                         PREMIUM
                                                                      INCOME 4 (NPT)
                                                      -----------------------------------------------
                                                            YEAR ENDED              YEAR ENDED
                                                              10/31/09                10/31/08
                                                      -----------------------------------------------
                                                      SHARES         AMOUNT   SHARES          AMOUNT
-----------------------------------------------------------------------------------------------------
Preferred shares redeemed:
  Series M                                              (285)   $(7,125,000)    (235)  ($  5,875,000)
  Series T                                              (259)    (6,475,000)    (213)     (5,325,000)
  Series T2                                             (172)    (4,300,000)    (142)     (3,550,000)
  Series W                                              (218)    (5,450,000)    (179)     (4,475,000)
  Series W2                                              (41)    (1,025,000)     (56)     (1,400,000)
  Series TH                                             (346)    (8,650,000)    (287)     (7,175,000)
  Series F                                              (233)    (5,825,000)    (193)     (4,825,000)
  Series F2                                             (172)    (4,300,000)    (143)     (3,575,000)
-----------------------------------------------------------------------------------------------------
Total                                                 (1,726)  ($43,150,000)  (1,448)  ($ 36,200,000)
=====================================================================================================

5. INVESTMENT TRANSACTIONS

Purchases and sales (including maturities but excluding short-term investments and derivative transactions) during the fiscal year ended October 31, 2009, were as follows:

                                                             PREMIUM          PREMIUM        PREMIUM
                                                              INCOME         INCOME 2       INCOME 4
                                                                (NPI)            (NPM)          (NPT)
-----------------------------------------------------------------------------------------------------
Purchases                                             $   55,164,012   $   83,039,365   $ 51,701,366
Sales and maturities                                      72,839,367      109,978,348     88,535,293
=====================================================================================================

6. INCOME TAX INFORMATION

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts on the Statement of Assets and Liabilities presented in the annual report, based on their federal tax basis treatment; temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At October 31, 2009, the cost of investments was as follows:

                                                             PREMIUM          PREMIUM       PREMIUM
                                                              INCOME         INCOME 2       INCOME 4
                                                                (NPI)            (NPM)          (NPT)
-----------------------------------------------------------------------------------------------------
Cost of investments                                   $1,252,320,411   $1,430,493,061   $775,134,746
=====================================================================================================

Gross unrealized appreciation and gross unrealized depreciation of investments at October 31, 2009, were as follows:

                                                             PREMIUM          PREMIUM        PREMIUM
                                                              INCOME         INCOME 2       INCOME 4
                                                               (NPI)             (NPM)          (NPT)
-----------------------------------------------------------------------------------------------------
Gross unrealized:
   Appreciation                                       $   58,483,507   $   62,850,499   $ 34,629,121
   Depreciation                                          (61,265,490)     (34,225,910)   (28,246,334)
-----------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of
   investments                                        $   (2,781,983)  $   28,624,589   $  6,382,787
=====================================================================================================

                                                           Nuveen Investments 77

| NOTES TO FINANCIAL STATEMENTS (continued)

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains at October 31, 2009, the Funds' tax year end, were as follows:

                                                          PREMIUM       PREMIUM       PREMIUM
                                                           INCOME      INCOME 2      INCOME 4
                                                             (NPI)         (NPM)         (NPT)
---------------------------------------------------------------------------------------------
Undistributed net tax-exempt income *                 $13,815,353   $14,967,772   $ 9,886,290

Undistributed net ordinary income **                       28,298         4,421         4,237

Undistributed net long-term capital gains                      --            --            --
=============================================================================================

* Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on October 1, 2009, paid on November 2, 2009.

** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the Funds' tax years ended October 31, 2009 and October 31, 2008, was designated for purposes of the dividends paid deduction as follows:

                                                          PREMIUM       PREMIUM       PREMIUM
                                                           INCOME      INCOME 2      INCOME 4
2009                                                         (NPI)         (NPM)         (NPT)
---------------------------------------------------------------------------------------------
Distributions from net tax-exempt income ***          $52,231,046   $28,872,682   $31,929,950

Distributions from net ordinary income **                      --            --            --

Distributions from net long-term capital gains ****            --            --            --
=============================================================================================

                                                          PREMIUM       PREMIUM       PREMIUM
                                                           INCOME      INCOME 2      INCOME 4
2008                                                         (NPI)         (NPM)         (NPT)
---------------------------------------------------------------------------------------------
Distributions from net tax-exempt income              $63,352,587   $40,025,218   $37,511,796

Distributions from net ordinary income **                  80,967       234,668       224,617

Distributions from net long-term capital gains                 --     1,257,894            --
=============================================================================================

** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

*** The Funds hereby designate these amounts paid during the fiscal year ended October 31, 2009, as Exempt Interest Dividends.

**** The Funds designated as a long-term capital gain dividend, pursuant to the Internal Revenue Code Section 852(b)(3), the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the tax year ended October 31, 2009.

At October 31, 2009, the Funds' tax year end, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

                                                          PREMIUM       PREMIUM       PREMIUM
                                                           INCOME      INCOME 2      INCOME 4
                                                             (NPI)        (NPM)*         (NPT)
---------------------------------------------------------------------------------------------
Expiration:

   October 31, 2010                                   $        --   $        --   $18,035,414

   October 31, 2011                                     5,278,912     1,449,778    24,792,603

   October 31, 2013                                            --            --     6,161,830

   October 31, 2014                                     4,614,516       197,103       806,337

   October 31, 2015                                            --    10,749,624            --

   October 31, 2016                                    11,536,998    18,051,540     7,113,122

   October 31, 2017                                    11,817,772       488,931            --
---------------------------------------------------------------------------------------------
Total                                                 $33,248,198   $30,936,976   $56,909,306
=============================================================================================

* A portion of Premium Income 2's (NPM) capital loss carryforward is subject to an annual limitation under the Internal Revenue Code and related regulations.

7. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Each Fund's management fee is separated into two components - a complex-level component, based on the aggregate amount of all fund assets managed by the Adviser, and a specific fund-level component, based only on the amount of assets within each individual Fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

78 Nuveen Investments

The annual fund-level fee, payable monthly, for each Fund is based upon the average daily net assets of each Fund as follows:

AVERAGE DAILY NET ASSETS (1)                                 FUND-LEVEL FEE RATE
--------------------------------------------------------------------------------

For the first $125 million                                                .4500%

For the next $125 million                                                 .4375

For the next $250 million                                                 .4250

For the next $500 million                                                 .4125

For the next $1 billion                                                   .4000

For the next $3 billion                                                   .3875

For net assets over $5 billion                                            .3750
================================================================================

The annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund net assets managed as stated in the following table. As of October 31, 2009, the complex-level fee rate was .1907%.

The complex-level fee schedule is as follows:

COMPLEX-LEVEL NET ASSET BREAKPOINT LEVEL (1)  EFFECTIVE RATE AT BREAKPOINT LEVEL
--------------------------------------------------------------------------------

$55 billion                                                               .2000%

$56 billion                                                               .1996

$57 billion                                                               .1989

$60 billion                                                               .1961

$63 billion                                                               .1931

$66 billion                                                               .1900

$71 billion                                                               .1851

$76 billion                                                               .1806

$80 billion                                                               .1773

$91 billion                                                               .1691

$125 billion                                                              .1599

$200 billion                                                              .1505

$250 billion                                                              .1469

$300 billion                                                              .1445
================================================================================

(1) The complex-level fee component of the management fee for the funds is calculated based upon the aggregate daily managed net assets of all Nuveen funds, with such daily managed net assets defined separately for each fund in its management agreement, but excluding assets attributable to investments in other Nuveen funds. For the complex-level and fund-level fee components, daily managed net assets include assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the funds use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by the TOB trust that has been effectively financed by the trust's issuance of floating rate securities, subject to an agreement by the Adviser to limit the amount of such assets for determining managed net assets in certain circumstances.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Funds pay no compensation directly to those of its Directors who are affiliated with the Adviser or to its Officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board of Directors has adopted a deferred compensation plan for independent Directors that enables Directors to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

8. NEW ACCOUNTING STANDARDS

Accounting for Transfers of Financial Assets

During June 2009, the FASB issued changes to the authoritative guidance under GAAP on accounting for transfers of financial assets. The objective of this guidance is to improve the relevance, representational faithfulness, and comparability of the information that a reporting entity provides in its financial statements about a transfer of financial assets; the effects of a transfer on its financial position, financial performance, and cash flows; and a transferor's continuing involvement, if any, in transferred financial assets.

This guidance is effective as of the beginning of each reporting entity's first annual reporting period that begins after November 15, 2009, for interim periods within that first annual reporting period and for interim and annual reporting periods thereafter. Earlier application is prohibited. The recognition and measurement provisions of this guidance must be applied to transfers occurring on or after the effective date. Additionally, the disclosure provisions of this guidance should be applied to transfers that occurred both before and after the effective date of this guidance. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and disclosures, if any.

                                                           Nuveen Investments 79

| NOTES TO FINANCIAL STATEMENTS (continued)

9. SUBSEQUENT EVENTS

Distributions to Common Shareholders

The Funds declared Common share dividend distributions from their tax-exempt net investment income which were paid on December 1, 2009, to shareholders of record on November 15, 2009, as follows:

                                                  PREMIUM    PREMIUM    PREMIUM
                                                   INCOME   INCOME 2   INCOME 4
                                                     (NPI)      (NPM)      (NPT)
--------------------------------------------------------------------------------
Dividend per share                                 $.0700     $.0720     $.0660
================================================================================

Evaluation Date

In May 2009, the FASB issued changes to authoritative guidance under GAAP for subsequent events. This guidance requires an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. This guidance is intended to establish general standards of accounting and for disclosure of events that occur after the balance sheet date but before financial statements are issued or are available to be issued. This guidance requires the disclosure of the date through which an entity has evaluated subsequent events and the basis for that date - that is, whether that date represents the date the financial statements were issued or were available to be issued. This guidance is effective for interim and annual periods ending after June 15, 2009. The Funds have performed an evaluation of subsequent events through December 28, 2009, which is the date the financial statements were issued.

80 Nuveen Investments

| FINANCIAL HIGHLIGHTS

                                                           Nuveen Investments 81

| FINANCIAL HIGHLIGHTS

Selected data for a Common share outstanding throughout each period:

                                                         INVESTMENT OPERATIONS                            LESS DISTRIBUTIONS
                                    --------------------------------------------------------------  ------------------------------
                                                             DISTRIBUTIONS  DISTRIBUTIONS
                                                                  FROM NET           FROM                  NET
                         BEGINNING                              INVESTMENT        CAPITAL           INVESTMENT    CAPITAL
                            COMMON                      NET      INCOME TO       GAINS TO            INCOME TO   GAINS TO
                             SHARE         NET    REALIZED/      PREFERRED      PREFERRED               COMMON     COMMON
                         NET ASSET  INVESTMENT   UNREALIZED         SHARE-         SHARE-               SHARE-     SHARE-
                             VALUE      INCOME  GAIN (LOSS)       HOLDERS+       HOLDERS+    TOTAL     HOLDERS    HOLDERS   TOTAL
==================================================================================================================================
PREMIUM INCOME (NPI)
----------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2009                        $11.86       $ .99       $ 1.70          $(.05)          $ --  $  2.64       $(.78)      $ --  $ (.78)
2008                         14.76         .97        (2.88)          (.28)            --    (2.19)       (.71)        --    (.71)
2007                         15.33         .98         (.55)          (.29)            --      .14        (.71)        --    (.71)
2006                         14.85        1.00          .49           (.26)            --     1.23        (.75)        --    (.75)
2005                         15.20         .98         (.26)          (.16)            --      .56        (.91)        --    (.91)

PREMIUM INCOME 2 (NPM)
----------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2009                         11.71         .95         2.34           (.05)            --     3.24        (.78)        --    (.78)
2008                         14.85         .97        (3.10)          (.29)          (.01)   (2.43)       (.69)      (.02)   (.71)
2007                         15.45         .97         (.55)          (.30)          (.01)     .11        (.69)      (.02)   (.71)
2006                         15.07         .97          .49           (.25)          (.01)    1.20        (.76)      (.06)   (.82)
2005                         15.53         .98         (.24)          (.16)          (.01)     .57        (.93)      (.10)  (1.03)
==================================================================================================================================

                                             PREFERRED SHARES AT END OF PERIOD
                            ENDING          ------------------------------------
                            COMMON            AGGREGATE  LIQUIDATION
                             SHARE  ENDING       AMOUNT   AND MARKET      ASSET
                         NET ASSET  MARKET  OUTSTANDING        VALUE   COVERAGE
                             VALUE   VALUE        (000)    PER SHARE  PER SHARE
================================================================================
PREMIUM INCOME (NPI)
--------------------------------------------------------------------------------
Year Ended 10/31:
2009                        $13.72  $12.77     $400,650      $25,000    $79,620
2008                         11.86   10.93      415,450       25,000     70,540
2007                         14.76   13.30      525,000       25,000     69,820
2006                         15.33   14.13      525,000       25,000     71,552
2005                         14.85   13.87      525,000       25,000     70,116
================================================================================

PREMIUM INCOME 2 (NPM)
--------------------------------------------------------------------------------
Year Ended 10/31:
2009                         14.17   13.02      487,525       25,000     76,452
2008                         11.71   10.28      283,550       25,000     67,109
2007                         14.85   13.25      347,000       25,000     68,647
2006                         15.45   14.05      347,000       25,000     70,748
2005                         15.07   13.97      347,000       25,000     69,617
================================================================================

82 Nuveen Investments

                                                                   RATIOS/SUPPLEMENTAL DATA
                                              ------------------------------------------------------------------
                                                                         RATIOS TO AVERAGE NET ASSETS
                            TOTAL RETURNS                               APPLICABLE TO COMMON SHARES**
                         ------------------                      -----------------------------------------
                                      BASED         ENDING
                                         ON            NET
                          BASED      COMMON         ASSETS
                             ON   SHARE NET     APPLICABLE    EXPENSES        EXPENSES           NET    PORTFOLIO
                         MARKET       ASSET      TO COMMON   INCLUDING       EXCLUDING    INVESTMENT     TURNOVER
                          VALUE*      VALUE*  SHARES (000)    INTEREST++(a)   INTEREST++      INCOME++       RATE
=================================================================================================================
PREMIUM INCOME (NPI)
-----------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2009                      24.61%      22.89%    $  875,341        1.31%           1.17%        7.79%           4%
2008                     (13.10)     (15.39)       756,782        1.49            1.18         6.95           11
2007                      (1.02)        .93        941,220        1.56            1.17         6.52           14
2006                       7.52        8.53        977,601        1.19            1.19         6.64           15
2005                       3.37        3.71        947,446        1.19            1.19         6.44           20

PREMIUM INCOME 2 (NPM)
-----------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2009                      35.00       28.38      1,003,366        1.36            1.20         7.71            9
2008                     (17.95)     (16.96)       477,603        1.56            1.22         6.93            8
2007                       (.81)        .71        605,817        1.62            1.19         6.44           12
2006                       6.71        8.24        634,981        1.20            1.20         6.42           15
2005                       2.98        3.71        619,282        1.20            1.20         6.40           15
=================================================================================================================

* Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

      Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

** Expense ratios do not reflect the reduction of custodian fee credits earned on the Fund's net cash on deposit with the custodian bank, and legal fee refund, where applicable.

+     The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; Net Investment Income ratios reflect income earned and expenses incurred on assets attributable to Preferred shares.

(a) The expense ratios in the above table reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, as described in Footnote 1 - Inverse Floating Rate Securities.

                                 See accompanying notes to financial statements.

                                                           Nuveen Investments 83

| FINANCIAL HIGHLIGHTS (continued)

Selected data for a Common share outstanding throughout each period:

                                                    INVESTMENT OPERATIONS                            LESS DISTRIBUTIONS
                                --------------------------------------------------------------  ----------------------------
                                                         DISTRIBUTIONS  DISTRIBUTIONS
                                                              FROM NET           FROM                  NET
                     BEGINNING                              INVESTMENT        CAPITAL           INVESTMENT   CAPITAL
                        COMMON                      NET      INCOME TO       GAINS TO            INCOME TO  GAINS TO
                         SHARE         NET    REALIZED/      PREFERRED      PREFERRED               COMMON    COMMON
                     NET ASSET  INVESTMENT   UNREALIZED         SHARE-         SHARE-               SHARE-    SHARE-
                         VALUE      INCOME  GAIN (LOSS)        HOLDERS+       HOLDERS+   TOTAL     HOLDERS   HOLDERS  TOTAL
----------------------------------------------------------------------------------------------------------------------------
PREMIUM INCOME 4 (NPT)
----------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2009                    $10.59        $.91        $1.83          $(.05)           $--   $ 2.69       $(.70)      $--  $(.70)
2008                     13.22         .91        (2.67)          (.28)            --    (2.04)       (.59)       --   (.59)
2007                     13.69         .90         (.45)          (.28)            --      .17        (.64)       --   (.64)
2006                     13.38         .90          .35           (.25)            --     1.00        (.69)       --   (.69)
2005                     13.54         .91         (.10)          (.16)            --      .65        (.81)       --   (.81)
============================================================================================================================

                                             PREFERRED SHARES AT END OF PERIOD
                           ENDING          ------------------------------------
                           COMMON            AGGREGATE  LIQUIDATION
                            SHARE  ENDING       AMOUNT   AND MARKET      ASSET
                        NET ASSET  MARKET  OUTSTANDING        VALUE   COVERAGE
                            VALUE   VALUE        (000)    PER SHARE  PER SHARE
-------------------------------------------------------------------------------
PREMIUM INCOME 4 (NPT)
-------------------------------------------------------------------------------
Year Ended 10/31:
2009                       $12.58  $11.69     $259,050      $25,000    $77,481
2008                        10.59    9.24      302,200       25,000     62,878
2007                        13.22   11.77      338,400       25,000     67,215
2006                        13.69   12.80      338,400       25,000     68,731
2005                        13.38   12.31      338,400       25,000     67,739
===============================================================================

84 Nuveen Investments

                                                                 RATIOS/SUPPLEMENTAL DATA
                                            -------------------------------------------------------------------
                                                               RATIOS TO AVERAGE NET ASSETS
                          TOTAL RETURNS                        APPLICABLE TO COMMON SHARES**
                        ------------------                ---------------------------------------
                                     BASED        ENDING
                                        ON           NET
                          BASED     COMMON        ASSETS
                             ON  SHARE NET    APPLICABLE   EXPENSES        EXPENSES           NET    PORTFOLIO
                         MARKET      ASSET     TO COMMON  INCLUDING       EXCLUDING    INVESTMENT     TURNOVER
                         VALUE*     VALUE*  SHARES (000)   INTEREST++(a)   INTEREST++      INCOME++       RATE
---------------------------------------------------------------------------------------------------------------
PREMIUM INCOME 4 (NPT)
---------------------------------------------------------------------------------------------------------------
Year Ended 10/31
2009                      35.01%     26.11%     $543,812     1.33%          1.23%         7.89%              6%
2008                     (17.19)    (15.97)      457,866     1.62           1.25          7.19              10
2007                      (3.30)      1.25       571,427     1.69           1.23          6.68              14
2006                       9.89       7.72       591,941     1.25           1.25          6.70               9
2005                       3.07       4.87       578,517     1.26           1.26          6.63               7
===============================================================================================================

* Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

      Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

** Expense ratios do not reflect the reduction of custodian fee credits earned on the Fund's net cash on deposit with the custodian bank, and legal fee refund, where applicable.

+     The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; Net Investment Income ratios reflect income earned and expenses incurred on assets attributable to Preferred shares.

(a) The expense ratios in the above table reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, as described in Footnote 1 - Inverse Floating Rate Securities.

                                 See accompanying notes to financial statements.


                                                           Nuveen Investments 85

BOARD MEMBERS & OFFICERS

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board Members of the Funds. The number of board members of the Fund is currently set at nine. None of the board members who are not "interested" persons of the Funds (referred to herein as "independent board members") has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the board members and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

------------------------------------------------------------------------------------------------------------------------------------
  NAME,                   | POSITION(S) HELD    YEAR FIRST    NUMBER            PRINCIPAL
  BIRTHDATE               | WITH THE FUNDS      ELECTED OR    OF PORTFOLIOS     OCCUPATION(S)
  & ADDRESS               |                     APPOINTED     IN FUND COMPLEX   INCLUDING OTHER
                          |                     AND TERM(1)   OVERSEEN BY       DIRECTORSHIPS
                          |                                   BOARD MEMBER      DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT BOARD MEMBERS:

o ROBERT P. BREMNER                                                             Private Investor and Management Consultant;
  8/22/40                 | Chairman of                                         Treasurer and Director, Humanities Council of
  333 W. Wacker Drive     | the Board           1997                 198        Washington D.C.
  Chicago, IL 60606       | and Board Member
                          |
o JACK B. EVANS                                                                 President, The Hall-Perrine Foundation, a private
  10/22/48                |                                                     philanthropic corporation (since 1996); Director
  333 W. Wacker Drive     | Board Member        1999                 198        and Chairman, United Fire Group, a publicly held
  Chicago, IL 60606       |                                                     company; President Pro Tem of the Board of Regents
                          |                                                     for the State of Iowa University System; Director,
                                                                                Gazette Companies; Life Trustee of Coe College and
                                                                                the Iowa College Foundation; formerly, Director,
                                                                                Alliant Energy; formerly, Director, Federal
                                                                                Reserve Bank of Chicago; formerly, President and
                                                                                Chief Operating Officer, SCI Financial Group,
                                                                                Inc., a regional financial services firm.

o WILLIAM C. HUNTER                                                             Dean, Tippie College of Business, University of
  3/6/48                  |                                                     Iowa (since 2006); Director (since 2004) of Xerox
  333 W. Wacker Drive     | Board Member        2004                 198        Corporation; Director (since 2005), Beta Gamma
  Chicago, IL 60606       |                                                     Sigma International Honor Society; formerly, Dean
                          |                                                     and Distinguished Professor of Finance, School of
                                                                                Business at the University of Connecticut
                                                                                (2003-2006); previously, Senior Vice President and
                                                                                Director of Research at the Federal Reserve Bank
                                                                                of Chicago (1995-2003); Director, SS&C
                                                                                Technologies, Inc. (May 2005-October 2005);
                                                                                formerly, Director (1997-2007), Credit Research
                                                                                Center at Georgetown University.

o DAVID J. KUNDERT                                                              Director, Northwestern Mutual Wealth Management
  10/28/42                |                                                     Company; retired (since 2004) as Chairman,
  333 W. Wacker Drive     | Board Member        2005                 198        JPMorgan Fleming Asset Management, President and
  Chicago, IL 60606       |                                                     CEO, Banc One Investment Advisors Corporation, and
                          |                                                     President, One Group Mutual Funds; prior thereto,
                                                                                Executive Vice President, Banc One Corporation and
                                                                                Chairman and CEO, Banc One Investment Management
                                                                                Group; Member, Board of Regents, Luther College;
                                                                                member of the Wisconsin Bar Association; member of
                                                                                Board of Directors, Friends of Boerner Botanical
                                                                                Gardens; member of Investment Committee, Greater
                                                                                Milwaukee Foundation.

o WILLIAM J. SCHNEIDER                                                          Chairman of Miller-Valentine Partners Ltd., a real
  9/24/44                 |                                                     estate investment company; formerly, Senior
  333 W. Wacker Drive     | Board Member        1997                 198        Partner and Chief Operating Officer (retired,
  Chicago, IL 60606       |                                                     2004) of Miller-Valentine Group; member,
                          |                                                     University of Dayton Business School Advisory
                                                                                Council; member, Dayton Philharmonic Orchestra
                                                                                Association; formerly, member, Business Advisory
                                                                                Council, Cleveland Federal Reserve Bank; formerly,
                                                                                Director, Dayton Development Coalition.

86 Nuveen Investments

------------------------------------------------------------------------------------------------------------------------------------
  NAME,                   | POSITION(S) HELD    YEAR FIRST    NUMBER            PRINCIPAL
  BIRTHDATE               | WITH THE FUNDS      ELECTED OR    OF PORTFOLIOS     OCCUPATION(S)
  & ADDRESS               |                     APPOINTED     IN FUND COMPLEX   INCLUDING OTHER
                          |                     AND TERM(1)   OVERSEEN BY       DIRECTORSHIPS
                          |                                   BOARD MEMBER      DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT BOARD MEMBERS:

o JUDITH M. STOCKDALE                                                           Executive Director, Gaylord and Dorothy Donnelley
  12/29/47                |                                                     Foundation (since 1994); prior thereto, Executive
  333 W. Wacker Drive     | Board Member        1997                 198        Director, Great Lakes Protection Fund (from 1990
  Chicago, IL 60606       |                                                     to 1994).
                          |
o CAROLE E. STONE                                                               Director, Chicago Board Options Exchange (since
  6/28/47                 |                                                     2006); Director, C2 Options Exchange, Incorporated
  333 W. Wacker Drive     |  Board Member       2007                 198        (since 2009); Commissioner, New York State
  Chicago, IL 60606       |                                                     Commission on Public Authority Reform (since
                          |                                                     2005); formerly, Chair, New York Racing
                                                                                Association Oversight Board (2005-2007).
o TERENCE J. TOTH
  9/29/59                 |                                                     Director, Legal & General Investment Management
  333 W. Wacker Drive     | Board Member        2008                 198        America, Inc. (since 2008); Managing Partner,
  Chicago, IL 60606       |                                                     Musso Capital Management (since 2008); formerly,
                          |                                                     CEO and President, Northern Trust Investments
                                                                                (2004-2007); Executive Vice President,
                                                                                Quantitative Management & Securities Lending
                                                                                (2004-2007); prior thereto, various positions with
                                                                                Northern Trust Company (since 1994); Member:
                                                                                Goodman Theatre Board (since 2004), Chicago
                                                                                Fellowship Boards (since 2005), University of
                                                                                Illinois Leadership Council Board (since 2007) and
                                                                                Catalyst Schools of Chicago Board (since 2008);
                                                                                formerly, Member: Northern Trust Mutual Funds
                                                                                Board (2005-2007), Northern Trust Investments
                                                                                Board (2004-2007), Northern Trust Japan Board
                                                                                (2004-2007), Northern Trust Securities Inc. Board
                                                                                (2003-2007) and Northern Trust Hong Kong Board
                                                                                (1997-2004).

INTERESTED BOARD MEMBER:

o JOHN P. AMBOIAN(2)                                                            Chief Executive Officer (since July 2007) and
  6/14/61                 |                                                     Director (since 1999) of Nuveen Investments, Inc.;
  333 W. Wacker Drive     | Board Member        2008                 198        Chief Executive Officer (since 2007) of Nuveen
  Chicago, IL 60606       |                                                     Asset Management, Nuveen Investments Advisors,
                          |                                                     Inc. formerly, President (1999-2004) of Nuveen
                                                                                Advisory Corp. and Nuveen Institutional Advisory
                                                                                Corp.(3)

                                                           Nuveen Investments 87

------------------------------------------------------------------------------------------------------------------------------------
  NAME,                   | POSITION(S) HELD    YEAR FIRST    NUMBER            PRINCIPAL
  BIRTHDATE               | WITH THE FUNDS      ELECTED OR    OF PORTFOLIOS     OCCUPATION(S)
  AND ADDRESS             |                     APPOINTED(4)  IN FUND COMPLEX   DURING PAST 5 YEARS
                          |                                   OVERSEEN
                          |                                   BY OFFICER
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE FUNDS:

o GIFFORD R. ZIMMERMAN                                                          Managing Director (since 2002), Assistant
  9/9/56                  | Chief                                               Secretary and Associate General Counsel of Nuveen
  333 W. Wacker Drive     | Administrative      1988                 198        Investments, LLC; Managing Director, Associate
  Chicago, IL 60606       | Officer                                             General Counsel and Assistant Secretary, of Nuveen
                          |                                                     Asset Management (since 2002) and of Symphony
                                                                                Asset Management LLC, (since 2003); Vice President
                                                                                and Assistant Secretary of NWQ Investment
                                                                                Management Company, LLC. (since 2002), Nuveen
                                                                                Investments Advisers Inc. (since 2002), Tradewinds
                                                                                Global Investors, LLC, and Santa Barbara Asset
                                                                                Management, LLC (since 2006), Nuveen HydePark
                                                                                Group LLC and Nuveen Investment Solutions, Inc.
                                                                                (since 2007); Managing Director (since 2004) and
                                                                                Assistant Secretary (since 1994) of Nuveen
                                                                                Investments, Inc.; formerly, Managing Director
                                                                                (2002-2004), General Counsel (1998-2004) and
                                                                                Assistant Secretary of Nuveen Advisory Corp. and
                                                                                Nuveen Institutional Advisory Corp.(3); Chartered
                                                                                Financial Analyst.

o WILLIAM ADAMS IV                                                              Executive Vice President of Nuveen Investments,
  6/9/55                  |                                                     Inc.; Executive Vice President, U.S. Structured
  333 W. Wacker Drive     | Vice President      2007                 123        Products of Nuveen Investments, LLC, (since 1999),
  Chicago, IL 60606       |                                                     prior thereto, Managing Director of Structured
                          |                                                     Investments.

o MARK J.P. ANSON                                                               President and Executive Director of Nuveen
  6/10/59                 |                                                     Investments, Inc. (since 2007); President of
  333 W. Wacker Drive     | Vice President      2009                 198        Nuveen Investments Institutional Services Group
  Chicago, IL 60606       |                                                     LLC (since 2007); previously, Chief Executive
                          |                                                     Officer of the British Telecom Pension Scheme
                                                                                (2006-2007) and Chief Investment Officer of
                                                                                Calpers (1999-2006); PhD, Chartered Financial
                                                                                Analyst, Chartered Alternative Investment Analyst,
                                                                                Certified Public Accountant, Certified Management
                                                                                Accountant and Certified Internal Auditor.

o CEDRIC H. ANTOSIEWICZ                                                         Managing Director, (since 2004), previously, Vice
  1/11/62                 |                                                     President (1993-2004) of Nuveen Investments, LLC.
  333 W. Wacker Drive     | Vice President      2007                 123
  Chicago, IL 60606       |
                          |
o NIZIDA ARRIAGA                                                                Vice President (since 2007) of Nuveen Investments,
  6/1/68                  |                                                     LLC; previously, Portfolio Manager, Allstate
  333 W. Wacker Drive     | Vice President      2009                 198        Investments, LLC (1996-2006); Chartered Financial
  Chicago, IL 60606       |                                                     Analyst.
                          |
o MICHAEL T. ATKINSON                                                           Vice President (since 2002) of Nuveen Investments,
  2/3/66                  | Vice President                                      LLC.; Vice President of Nuveen Asset Management
  333 W. Wacker Drive     | and Assistant       2000                 198        (since 2005).
  Chicago, IL 60606       | Secretary
                          |
o MARGO L. COOK                                                                 Executive Vice President (since Oct 2008) of
  4/11/64                 |                                                     Nuveen Investments, Inc.; previously, Head of
  333 W. Wacker Drive     | Vice President      2009                 198        Institutional Asset Management (2007-2008) of Bear
  Chicago, IL 60606       |                                                     Stearns Asset Management; Head of Institutional
                          |                                                     Asset Mgt (1986-2007) of Bank of NY Mellon;
                                                                                Chartered Financial Analyst.

o LORNA C. FERGUSON                                                             Managing Director (since 2004) of Nuveen
  10/24/45                |                                                     Investments, LLC; Managing Director (since 2005)
  333 W. Wacker Drive     | Vice President      1998                 198        of Nuveen Asset Management; Managing Director
  Chicago, IL 60606       |                                                     (2004-2005), of Nuveen Advisory Corp. and Nuveen
                          |                                                     Institutional Advisory Corp.(3)

88 Nuveen Investments

------------------------------------------------------------------------------------------------------------------------------------
  NAME,                   | POSITION(S) HELD    YEAR FIRST    NUMBER            PRINCIPAL
  BIRTHDATE               | WITH THE FUNDS      ELECTED OR    OF PORTFOLIOS     OCCUPATION(S)
  AND ADDRESS             |                     APPOINTED(4)  IN FUND COMPLEX   DURING PAST 5 YEARS
                          |                                   OVERSEEN
                          |                                   BY OFFICER
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE FUNDS:

o STEPHEN D. FOY                                                                Vice President (since 1993) and Funds Controller
  5/31/54                 | Vice President                                      (since 1998) of Nuveen Investments, LLC; Vice
  333 W. Wacker Drive     | and Controller      1998                 198        President (since 2005) of Nuveen Asset Management;
  Chicago, IL 60606       |                                                     Certified Public Accountant.
                          |
o SCOTT S. GRACE                                                                Managing Director, Corporate Finance &
  8/20/70                 | Vice President                                      Development, Treasurer (since September 2009) of
  333 West Wacker Drive   | and Treasurer       2009                 198        Nuveen Investments, LLC, formerly, Treasurer
  Chicago, IL 60606       |                                                     (2006-2009), Senior Vice President (2008-2009),
                          |                                                     previously, Vice President (2006-2008) of Janus
                                                                                Capital Group, Inc.; formerly. Senior Associate in
                                                                                Morgan Stanley's Global Financial Services Group
                                                                                (2000-2003); Chartered Accountant Designation.

o WILLIAM T. HUFFMAN                                                            Chief Operating Officer, Municipal Fixed Income
  5/7/69                  |                                                     (since 2008) of Nuveen Asset Management;
  333 W. Wacker Drive     | Vice President      2009                 134        previously, Chairman, President and Chief
  Chicago, IL 60606       |                                                     Executive Officer (2002 - 2007) of Northern Trust
                          |                                                     Global Advisors, Inc. and Chief Executive Officer
                                                                                (2007) of Northern Trust Global Investments
                                                                                Limited; Certified Public Accountant.

o WALTER M. KELLY                                                               Senior Vice President (since 2008), Vice President
  2/24/70                 | Chief Compliance                                    (2006-2008) formerly, Assistant Vice President and
  333 W. Wacker Drive     | Officer and         2003                 198        Assistant General Counsel (2003-2006) of Nuveen
  Chicago, IL 60606       | Vice President                                      Investments, LLC; Vice President (since 2006) and
                          |                                                     Assistant Secretary (since 2008) of Nuveen Asset
                                                                                Management.

o DAVID J. LAMB                                                                 Senior Vice President (since 2009), formerly, Vice
  3/22/63                 |                                                     President (2000-2009) of Nuveen Investments, LLC;
  333 W. Wacker Drive     | Vice President      2000                 198        Vice President (since 2005) of Nuveen Asset
  Chicago, IL 60606       |                                                     Management; Certified Public Accountant.
                          |
o TINA M. LAZAR                                                                 Senior Vice President (since 2009), formerly, Vice
  8/27/61                 |                                                     President of Nuveen Investments, LLC (1999-2009);
  333 W. Wacker Drive     | Vice President      2002                 198        Vice President of Nuveen Asset Management (since
  Chicago, IL 60606       |                                                     2005).
                          |
o LARRY W. MARTIN                                                               Vice President, Assistant Secretary and Assistant
  7/27/51                 | Vice President                                      General Counsel of Nuveen Investments, LLC; Vice
  333 W. Wacker Drive     | and Assistant       1988                 198        President (since 2005) and Assistant Secretary of
  Chicago, IL 60606       | Secretary                                           Nuveen Investments, Inc.; Vice President (since
                          |                                                     2005) and Assistant Secretary (since 1997) of
                                                                                Nuveen Asset Management; Vice President and
                                                                                Assistant Secretary of Nuveen Investments Advisers
                                                                                Inc. (since 2002); NWQ Investment Management
                                                                                Company, LLC (since 2002), Symphony Asset
                                                                                Management LLC (since 2003), Tradewinds Global
                                                                                Investors, LLC, Santa Barbara Asset Management LLC
                                                                                (since 2006) and of Nuveen HydePark Group, LLC and
                                                                                Nuveen Investment Solutions, Inc. (since 2007);
                                                                                formerly, Vice President and Assistant Secretary
                                                                                of Nuveen Advisory Corp. and Nuveen Institutional
                                                                                Advisory Corp.(3)

o KEVIN J. MCCARTHY                                                             Managing Director (since 2008), formerly, Vice
  3/26/66                 | Vice President                                      President (2007-2008), Nuveen Investments, LLC;
  333 W. Wacker Drive     | and Secretary       2007                 198        Managing Director (since 2008), formerly, Vice
  Chicago, IL 60606       |                                                     President, and Assistant Secretary, Nuveen Asset
                          |                                                     Management, and Nuveen Investments Holdings, Inc.;
                                                                                Vice President (since 2007) and Assistant
                                                                                Secretary, Nuveen Investment Advisers Inc., Nuveen
                                                                                Investment Institutional Services Group LLC, NWQ
                                                                                Investment Management Company, LLC, Tradewinds
                                                                                Global Investors LLC, NWQ Holdings, LLC, Symphony
                                                                                Asset Management LLC, Santa Barbara Asset
                                                                                Management LLC, Nuveen HydePark Group, LLC and
                                                                                Nuveen Investment Solutions, Inc. (since 2007);
                                                                                prior thereto, Partner, Bell, Boyd & Lloyd LLP
                                                                                (1997- 2007).

                                                           Nuveen Investments 89

------------------------------------------------------------------------------------------------------------------------------------
  NAME,                   | POSITION(S) HELD    YEAR FIRST    NUMBER            PRINCIPAL
  BIRTHDATE               | WITH THE FUNDS      ELECTED OR    OF PORTFOLIOS     OCCUPATION(S)
  AND ADDRESS             |                     APPOINTED(4)  IN FUND COMPLEX   DURING PAST 5 YEARS
                          |                                   OVERSEEN
                          |                                   BY OFFICER
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE FUNDS:

o JOHN V. MILLER                                                                Chief Investment Officer and Managing Director
  4/10/67                 |                                                     (since formerly, Vice President (2002-2007) of
  333 W. Wacker Drive     | Vice President      2007                 134        Nuveen Asset Management and Managing Director
  Chicago, IL 60606       |                                                     (since 2007), formerly Vice President (2002-2007)
                          |                                                     Nuveen Investments, LLC; Chartered Financial
                                                                                Analyst.

o GREGORY MINO                                                                  Vice President of Nuveen Investments, LLC (since
  1/4/71                  |                                                     2008); previously, Director (2004-2007) and
  333 W. Wacker Drive     | Vice President      2009                 198        Executive Director (2007-2008) of UBS Global
  Chicago, IL 60606       |                                                     Asset Management; previously, Vice President
                          |                                                     (2000-2003) and Director (2003-2004) of Merrill
                                                                                Lynch Investment Managers; Chartered Financial
                                                                                Analyst.

o CHRISTOPHER M. ROHRBACHER                                                     Vice President, Nuveen Investments, LLC (since
  8/1/71                  | Vice President                                      2008); Vice President and Assistant Secretary,
  333 W. Wacker Drive     | and Assistant       2008                 198        Nuveen Asset Management (since 2008); prior
  Chicago, IL 60606       | Secretary                                           thereto, Associate, Skadden, Arps, Slate Meagher
                          |                                                     & Flom LLP (2002-2008).

o JAMES F. RUANE                                                                Vice President, Nuveen Investments, LLC (since
  7/3/62                  | Vice President                                      2007); prior thereto, Partner, Deloitte & Touche
  333 W. Wacker Drive     | and Assistant       2007                 198        USA LLP (2005-2007), formerly, senior tax manager
  Chicago, IL 60606       | Secretary                                           (2002-2005); Certified  Public Accountant.
                          |

o MARK L. WINGET                                                                Vice President, Nuveen Investments, LLC (since
  12/21/68                | Vice President                                      2008); Vice President and Assistant Secretary,
  333 W. Wacker Drive     | and Assistant       2008                 198        Nuveen Asset Management (since 2008); prior
  Chicago, IL 60606       | Secretary                                           thereto, Counsel, Vedder Price P.C. (1997-2007).
                          |

(1) Board Members serve a one year term to serve until the next annual meeting or until their successors shall have been duly elected and qualified. The first year elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.

(2) Mr. Amboian is an interested trustee because of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.

(3) Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were reorganized into Nuveen Asset Management, effective January 1, 2005.

(4) Officers serve one year terms through July of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

90 Nuveen Investments

ANNUAL INVESTMENT MANAGEMENT AGREEMENT APPROVAL PROCESS

The Investment Company Act of 1940, as amended (the "1940 Act"), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund's board members, including by a vote of a majority of the board members who are not parties to the advisory agreement or "interested persons" of any parties (the "Independent Board Members"), cast in person at a meeting called for the purpose of considering such approval. In connection with such approvals, the fund's board members must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the advisory agreement. Accordingly, at a meeting held on May 27-29, 2009 (the "May Meeting"), the Boards of Trustees or Directors (as the case may be) (each, a "Board" and each Trustee or Director, a "Board Member") of the Funds, including a majority of the Independent Board Members, considered and approved the continuation of the advisory agreements (each an "Advisory Agreement") between each Fund and Nuveen Asset Management ("NAM") for an additional one-year period. In preparation for their considerations at the May Meeting, the Board also held a separate meeting on April 21-22, 2009 (the "April Meeting"). Accordingly, the factors considered and determinations made regarding the renewals by the Independent Board Members include those made at the April Meeting.

In addition, in evaluating the Advisory Agreements, the Independent Board Members reviewed a broad range of information relating to the Funds and NAM, including absolute performance, fee and expense information for the Funds as well as comparative performance, fee and expense information for a comparable peer group of funds, the performance information of recognized and/or customized benchmarks (as applicable) of the Funds, the profitability of Nuveen for its advisory activities (which includes its wholly owned subsidiaries other than Winslow Capital Management, Inc. ("Winslow Capital"), which was recently acquired in December 2008), and other information regarding the organization, personnel, and services provided by NAM. The Independent Board Members also met quarterly as well as at other times as the need arose during the year and took into account the information provided at such meetings and the knowledge gained therefrom. Prior to approving the renewal of the Advisory Agreements, the Independent Board Members reviewed the foregoing information with their independent legal counsel and with management, reviewed materials from independent legal counsel describing applicable law and their duties in reviewing advisory contracts, and met with independent legal counsel in private sessions without management present. The Independent Board Members considered the legal advice provided by independent legal counsel and relied upon their knowledge of NAM, its services and the Funds resulting from their meetings and other interactions throughout the year and their own business judgment in determining the factors to be considered in evaluating

                                                           Nuveen Investments 91
the Advisory Agreements. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to a Fund's Advisory Agreement. The Independent Board Members did not identify any single factor as all-important or controlling. The Independent Board Members' considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A. NATURE, EXTENT AND QUALITY OF SERVICES

In considering renewal of the Advisory Agreements, the Independent Board Members considered the nature, extent and quality of NAM's services, including advisory services and administrative services. The Independent Board Members reviewed materials outlining, among other things, NAM's organization and business; the types of services that NAM or its affiliates provide and are expected to provide to the Funds; the performance record of the applicable Fund (as described in further detail below); and any initiatives Nuveen had taken for the applicable fund product line.

In reviewing the services provided and the initiatives undertaken during the past year, the Independent Board Members recognized the severe market turmoil experienced in the capital markets during recent periods, including sustained periods of high volatility, credit disruption and government intervention. The Independent Board Members considered NAM's efforts, expertise and other actions taken to address matters as they arose that impacted the Funds. The Independent Board Members recognized the role of the Investment Services group which, among other things, monitors the various positions throughout the Nuveen fund complex to identify and address any systematic risks. In addition, the Capital Markets Committee of NAM provides a multi-departmental venue for developing new policies to mitigate any risks. The Independent Board Members further recognized NAM's continuous review of the Nuveen funds' investment strategies and mandates in seeking to continue to refine and improve the investment process for the funds, particularly in light of market conditions. With respect to closed-end funds that issued auction rate preferred shares ("ARPs") or that otherwise utilize leverage, the Independent Board Members noted, in particular, NAM's efforts in refinancing the preferred shares of such funds frozen by the collapse of the auction rate market and managing leverage during a period of rapid market declines, particularly for the non-equity funds. Such efforts included negotiating and maintaining the availability of bank loan facilities and other sources of credit used for investment purposes or to satisfy liquidity needs, liquidating portfolio securities during difficult times to meet leverage ratios, and seeking alternative forms of debt and other leverage that may over time reduce financing costs associated with ARPs and enable the funds that have issued ARPs to restore liquidity to ARPs holders. The Independent Board Members also noted Nuveen's continued commitment and efforts to keep investors and financial advisers informed as to its progress with the ARPs through, among other things, conference calls, emails, press releases, information posted on its website, and telephone calls and in-person meetings with financial advisers. In addition to the foregoing, the Independent Board Members also noted the additional services that NAM or its affiliates provide to closed-end funds, including, in particular, Nuveen's continued commitment to supporting the secondary market for the common shares of its closed-end funds

92 Nuveen Investments
through a variety of programs designed to raise investor and analyst awareness and understanding of closed-end funds. These efforts include maintaining an investor relations program to provide timely information and education to financial advisers and investors; providing advertising and marketing for the closed-end funds; maintaining websites; and providing educational seminars.

As part of their review, the Independent Board Members also evaluated the background, experience and track record of NAM's investment personnel. In this regard, the Independent Board Members considered any changes in the personnel, and the impact on the level of services provided to the Funds, if any. The Independent Board Members also reviewed information regarding portfolio manager compensation arrangements to evaluate NAM's ability to attract and retain high quality investment personnel, preserve stability, and reward performance but not provide an incentive for taking undue risks.

In addition to advisory services, the Independent Board Members considered the quality of administrative services provided by NAM and its affiliates including product management, fund administration, oversight of service providers, shareholder services, administration of Board relations, regulatory and portfolio compliance and legal support. Given the importance of compliance, the Independent Board Members considered NAM's compliance program, including the report of the chief compliance officer regarding the Funds' compliance policies and procedures.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided (and expected to be provided) to the respective Funds under the Advisory Agreements were satisfactory.

B. THE INVESTMENT PERFORMANCE OF THE FUNDS AND NAM

The Board considered the investment performance of each Fund, including the Fund's historic performance as well as its performance compared to funds with similar investment objectives (the "Performance Peer Group") based on data provided by an independent provider of mutual fund data as well as recognized and/or customized benchmarks (as applicable). The Independent Board Members reviewed performance information including, among other things, total return information compared with the Fund's Performance Peer Group and recognized and/or customized benchmarks (as applicable) for the quarter-, one-, three- and five-year periods (as applicable) ending December 31, 2008 and for the same periods (as applicable) ending March 31, 2009. The Independent Board Members also reviewed performance information of the Nuveen municipal funds managed by NAM in the aggregate ranked by peer group and the performance of such funds, in the aggregate, relative to their benchmark. This information supplemented the Fund performance information provided to the Board at each of its quarterly meetings.

In comparing a fund's performance with that of its Performance Peer Group, the Independent Board Members took into account that the closest Performance Peer Group in certain instances may not adequately reflect the respective fund's investment objectives and strategies thereby hindering a meaningful comparison of the fund's performance with that of the Performance Peer Group. The Independent Board Members further considered the performance of the Funds in the context of the volatile

                                                           Nuveen Investments 93
market conditions during the past year, and their impact on various asset classes and the portfolio management of the Funds.

Based on their review and factoring in the severity of market turmoil in 2008, the Independent Board Members determined that each Fund's investment performance over time had been satisfactory.

C. FEES, EXPENSES AND PROFITABILITY

     1. FEES AND EXPENSES

     The Board evaluated the management fees and expenses of each Fund reviewing, among other things, such Fund's gross management fees, net management fees and total expense ratios (before and after expense reimbursements and/or waivers) in absolute terms as well as compared to the fee and expenses of a comparable universe of unaffiliated funds based on data provided by an independent fund data provider (the "Peer Universe") and in certain cases, to a more focused subset of funds in the Peer Universe (the "Peer Group").

     The Independent Board Members further reviewed data regarding the construction of the applicable Peer Universe and Peer Group. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as the asset level of a fund relative to peers, the size and particular composition of the Peer Universe or Peer Group, the investment objectives of the peers, expense anomalies, changes in the funds comprising the Peer Universe or Peer Group from year to year, levels of reimbursement and the timing of information used may impact the comparative data, thereby limiting the ability to make a meaningful comparison. In addition, the Independent Board Members considered, among other things, the differences in the use and type of leverage compared to the peers. In reviewing the fee schedule for a Fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen (applicable, in particular, for certain closed-end funds launched since
     1999).

     Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund's management fees and net total expense ratio were reasonable in light of the nature, extent and quality of services provided to the Fund.

     2. COMPARISONS WITH THE FEES OF OTHER CLIENTS

     The Independent Board Members further reviewed information regarding the nature of services and fee rates offered by NAM to other clients. Such other clients include NAM's municipal separately managed accounts. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Funds and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Funds. Accordingly, the Independent Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and

94 Nuveen Investments
     costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members noted, in particular, that the range of services provided to the Funds (as discussed above) is much more extensive than that provided to separately managed accounts. Given the inherent differences in the products, particularly the extensive services provided to the Funds, the Independent Board Members believe such facts justify the different levels of fees.

     3. PROFITABILITY OF NUVEEN

     In conjunction with its review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities (which incorporated Nuveen's wholly-owned affiliated sub-advisers other than Winslow Capital) and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen's advisory activities for the last two years, the allocation methodology used in preparing the profitability data and an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2008. In addition, the Independent Board Members reviewed information regarding the financial results of Nuveen for 2008 based on its Form 8-K filed on March 31, 2009. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that they had also appointed an Independent Board Member as a point person to review and keep them apprised of changes to the profitability analysis and/or methodologies during the year. The Independent Board Members also considered Nuveen's revenues for advisory activities, expenses, and profit margin compared to that of various unaffiliated management firms with similar amounts of assets under management and relatively comparable asset composition prepared by Nuveen.

     In reviewing profitability, the Independent Board Members recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser's particular business mix, capital costs, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen's methodology and assumptions for allocating expenses across product lines to determine profitability. In reviewing profitability, the Independent Board Members recognized Nuveen's investment in its fund business.

     Based on their review, the Independent Board Members concluded that Nuveen's level of profitability for its advisory activities was reasonable in light of the services provided.

                                                           Nuveen Investments 95

     In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to NAM by the Funds as well as any indirect benefits (such as soft dollar arrangements, if any) NAM and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Funds, if any. See Section E below for additional information on indirect benefits NAM may receive as a result of its relationship with the Funds. Based on their review of the overall fee arrangements of each Fund, the Independent Board Members determined that the advisory fees and expenses of the respective Fund were reasonable.

D. ECONOMIES OF SCALE AND WHETHER FEE LEVELS REFLECT THESE ECONOMIES OF SCALE

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase. In this regard, the Independent Board Members noted that although closed-end funds may from time-to-time make additional share offerings, the growth of their assets will occur primarily through the appreciation of such funds' investment portfolio. While economies of scale result when costs can be spread over a larger asset base, the Independent Board Members also recognized that the asset levels generally declined in 2008 due to, among other things, the market downturn. Accordingly, for funds with a reduction in assets under management, advisory fee levels may have increased as breakpoints in the fee schedule were no longer surpassed.

In addition to fund-level advisory fee breakpoints, the Board also considered the Funds' complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex generally are reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen's costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base. Generally, the complex-wide pricing reduces Nuveen's revenue because total complex fund assets have consistently grown in prior years. As noted, however, total fund assets declined in 2008 resulting in a smaller downward adjustment of revenues due to complex-wide pricing compared to the prior year.

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

96 Nuveen Investments

E. INDIRECT BENEFITS

In evaluating fees, the Independent Board Members received and considered information regarding potential "fall out" or ancillary benefits NAM or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Independent Board Members considered revenues received by affiliates of NAM for serving as agent at Nuveen's trading desk.

In addition to the above, the Independent Board Members considered whether NAM received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to NAM in managing the assets of the Funds and other clients. The Independent Board Members noted that NAM does not currently have any soft dollar arrangements; however, to the extent certain bona fide agency transactions that occur on markets that traditionally trade on a principal basis and riskless principal transactions are considered as generating "commissions," NAM intends to comply with the applicable safe harbor provisions.

Based on their review, the Independent Board Members concluded that any indirect benefits received by NAM as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F. OTHER CONSIDERATIONS

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of the Advisory Agreements are fair and reasonable, that NAM's fees are reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

                                                           Nuveen Investments 97

REINVEST AUTOMATICALLY EASILY AND CONVENIENTLY

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

NUVEEN CLOSED-END FUNDS DIVIDEND REINVESTMENT PLAN

Your Nuveen Closed-End Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional Fund shares.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of tax-free compounding. Just like dividends or distributions in cash, there may be times when income or capital gains taxes may be payable on dividends or distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

EASY AND CONVENIENT

To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

HOW SHARES ARE PURCHASED

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund's shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares' net asset value or 95% of the shares' market value on the last business day immediately prior to the purchase date. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price

98 Nuveen Investments
per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

FLEXIBLE

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

CALL TODAY TO START REINVESTING DIVIDENDS AND/OR DISTRIBUTIONS

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at
(800) 257-8787.

                                                           Nuveen Investments 99

GLOSSARY OF TERMS USED IN THIS REPORT

o AUCTION RATE BOND: An auction rate bond is a security whose interest payments are adjusted periodically through an auction process, which process typically also serves as a means for buying and selling the bond. Auctions that fail to attract enough buyers for all the shares offered for sale are deemed to have "failed," with current holders receiving a formula-based interest rate until the next scheduled auction.

o AVERAGE ANNUAL TOTAL RETURN: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the invest-ment's actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

o AVERAGE EFFECTIVE MATURITY: The average of the number of years to maturity of the bonds in a Fund's portfolio, computed by weighting each bond's time to maturity (the date the security comes due) by the market value of the security. This figure does not account for the likelihood of prepayments or the exercise of call provisions unless an escrow account has been established to redeem the bond before maturity. The market value weighting for an investment in an inverse floating rate security is the value of the portfolio's residual interest in the inverse floating rate trust, and does not include the value of the floating rate securities issued by the trust.

o DURATION: Duration is a measure of the expected period over which a bond's principal and interest will be paid, and consequently is a measure of the sensitivity of a bond's or bond Fund's value to changes when market interest rates change. Generally, the longer a bond's or Fund's duration, the more the price of the bond or Fund will change as interest rates change.

o INVERSE FLOATERS: Inverse floating rate securities, also known as inverse floaters, are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond's par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an "inverse floater") to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates' holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond's downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond's value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

100 Nuveen Investments

o LEVERAGE-ADJUSTED DURATION: Duration is a measure of the expected period over which a bond's principal and interest will be paid, and consequently is a measure of the sensitivity of a bond's or bond Fund's value to changes when market interest rates change. Generally, the longer a bond's or Fund's duration, the more the price of the bond or Fund will change as interest rates change. Leverage-adjusted duration takes into account the leveraging process for a Fund and therefore is longer than the duration of the Fund's portfolio of bonds.

o MARKET YIELD (ALSO KNOWN AS DIVIDEND YIELD OR CURRENT YIELD): An investment's current annualized dividend divided by its current market price.

o NET ASSET VALUE (NAV): A Fund's NAV per common share is calculated by subtracting the liabilities of the Fund (including any Preferred shares issued in order to leverage the Fund) from its total assets and then dividing the remainder by the number of common shares outstanding. Fund NAVs are calculated at the end of each business day.

o PRE-REFUNDING: Pre-refunding, also known as advanced refundings or refinancings, is a procedure used by state and local governments to refinance municipal bonds to lower interest expenses. The issuer sells new bonds with a lower yield and uses the proceeds to buy U.S. Treasury securities, the interest from which is used to make payments on the higher-yielding bonds. Because of this collateral, pre-refunding generally raises a bond's credit rating and thus its value.

o TAXABLE-EQUIVALENT YIELD: The yield necessary from a fully taxable investment to equal, on an after-tax basis, the yield of a municipal bond investment.

o ZERO COUPON BOND: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Tax-exempt income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

                                                          Nuveen Investments 101

NOTES

102 Nuveen Investments

NOTES

                                                          Nuveen Investments 103

NOTES

104 Nuveen Investments

OTHER USEFUL INFORMATION

QUARTERLY PORTFOLIO OF INVESTMENTS AND PROXY VOTING INFORMATION

You may obtain (i) each Fund's quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the twelve-month period ended June 30, 2009, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen's website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission ("SEC"). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public References Section at 100 F Street NE, Washington, D.C. 20549.

CEO CERTIFICATION DISCLOSURE

Each Fund's Chief Executive Officer has submitted to the New York Stock Exchange
(NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

Each Fund has filed with the SEC the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

COMMON AND PREFERRED SHARE INFORMATION

Each Fund intends to repurchase and/or redeem shares of its own common or preferred stock in the future at such times and in such amounts as is deemed advisable. During the period covered by this report, the Funds repurchased and/or redeemed shares of their common and/or preferred stock as shown in the accompanying table.

                                                 COMMON           PREFERRED
                                                 SHARES              SHARES
     FUND                                   REPURCHASED            REDEEMED
     NPI                                             --                 592
     NPM                                          2,500                 235
     NPT                                             --               1,726

Any future repurchases and/or redemptions will be reported to shareholders in the next annual or semi-annual report.

BOARD OF DIRECTORS
John P. Amboian
Robert P. Bremner
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Judith M. Stockdale
Carole E. Stone
Terence J. Toth

FUND MANAGER
Nuveen Asset Management
333 West Wacker Drive
Chicago, IL 60606

CUSTODIAN
State Street Bank & Trust Company
Boston, MA

TRANSFER AGENT AND SHAREHOLDER SERVICES
State Street Bank & Trust Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

LEGAL COUNSEL
Chapman and Cutler LLP
Chicago, IL

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
Chicago, IL


                                                          Nuveen Investments 105

NUVEEN INVESTMENTS: SERVING INVESTORS FOR GENERATIONS

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. For the past century, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility. Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that are integral to a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

WE OFFER MANY DIFFERENT INVESTING SOLUTIONS FOR OUR CLIENTS' DIFFERENT NEEDS.

Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets its growing range of specialized investment solutions under the high-quality brands of HydePark, NWQ, Nuveen, Santa Barbara, Symphony, Tradewinds and Winslow Capital. In total, the Company managed $141 billion of assets on September 30, 2009.

FIND OUT HOW WE CAN HELP YOU REACH YOUR FINANCIAL GOALS.

To learn more about the products and services Nuveen Investments offers, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Be sure to obtain a prospectus, where applicable. Investors should consider the investment objective and policies, risk considerations, charges and expenses of the Fund carefully before investing. The prospectus contains this and other information relevant to an investment in the Fund. For a prospectus, please contact your securities representative or NUVEEN INVESTMENTS, 333 W. WACKER DR., CHICAGO, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: WWW.NUVEEN.COM/CEF

o  Share prices
o  Fund details
o  Daily financial news
o  Investor education
o  Interactive planning tools

Distributed by
Nuveen Investments, LLC
333 West Wacker Drive
Chicago, IL 60606
www.nuveen.com

                                                         It's not what you earn,
                                                          it's what you keep.(R)

                                                                     EAN-E-1009D

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/CEF/Info/Shareholder. (To view the code, click on Fund Governance and then click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors or Trustees ("Board") determined that the registrant has at least one "audit committee financial expert" (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant's audit committee financial expert is Jack B. Evans, who is "independent" for purposes of Item 3 of Form N-CSR.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser ("SCI"). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the "CFO") and actively supervised the CFO's preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI's financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                  Nuveen Premium Income Municipal Fund 2, Inc.

The following tables show the amount of fees that Ernst & Young LLP, the Fund's auditor, billed to the Fund during the Fund's last two full fiscal years. For engagements with Ernst & Young LLP the Audit Committee approved in advance all audit services and non-audit services that Ernst & Young LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the "pre-approval exception"). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

               SERVICES THAT THE FUND'S AUDITOR BILLED TO THE FUND


                                  AUDIT FEES BILLED           AUDIT-RELATED FEES                TAX FEES           ALL OTHER FEES
FISCAL YEAR ENDED                    TO FUND (1)              BILLED TO FUND (2)            BILLED TO FUND (3)    BILLED TO FUND (4)
------------------------------------------------------------------------------------------------------------------------------------
October 31, 2009                       $ 35,434                     $ 0                           $ 0                    $ 3,400
------------------------------------------------------------------------------------------------------------------------------------
Percentage approved                          0%                      0%                            0%                         0%
pursuant to
pre-approval
exception
------------------------------------------------------------------------------------------------------------------------------------
October 31, 2008                       $ 36,045                     $ 0                           $ 0                    $ 3,350
------------------------------------------------------------------------------------------------------------------------------------
Percentage approved                          0%                      0%                            0%                         0%
pursuant to
pre-approval
exception
------------------------------------------------------------------------------------------------------------------------------------

(1) "Audit Fees" are the aggregate fees billed for professional services for the audit of the Fund's annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

(2) "Audit Related Fees" are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under "Audit Fees."

(3) "Tax Fees" are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.

(4) "All Other Fees" are the aggregate fees billed for products and services for agreed upon procedures engagements performed for leveraged funds.


                 SERVICES THAT THE FUND'S AUDITOR BILLED TO THE
                  ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by Ernst & Young LLP to Nuveen Asset Management ("NAM" or the "Adviser"), and any entity controlling, controlled by or under common control with NAM that provides ongoing services to the Fund ("Affiliated Fund Service Provider"), for engagements directly related to the Fund's operations and financial reporting, during the Fund's last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to Ernst & Young LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and
(C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the Fund's audit is completed.


FISCAL YEAR ENDED                                    AUDIT-RELATED FEES           TAX FEES BILLED TO               ALL OTHER FEES
                                                   BILLED TO ADVISER AND              ADVISER AND                 BILLED TO ADVISER
                                                      AFFILIATED FUND               AFFILIATED FUND              AND AFFILIATED FUND
                                                     SERVICE PROVIDERS             SERVICE PROVIDERS              SERVICE PROVIDERS
------------------------------------------------------------------------------------------------------------------------------------
October 31, 2009                                           $ 0                             $ 0                           $ 0
------------------------------------------------------------------------------------------------------------------------------------
Percentage approved                                         0%                              0%                            0%
pursuant to
pre-approval
exception
------------------------------------------------------------------------------------------------------------------------------------
October 31, 2008                                           $ 0                             $ 0                           $ 0
------------------------------------------------------------------------------------------------------------------------------------
Percentage approved                                         0%                              0%                            0%
pursuant to
pre-approval
exception
------------------------------------------------------------------------------------------------------------------------------------


                               NON-AUDIT SERVICES

The following table shows the amount of fees that Ernst & Young LLP billed during the Fund's last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that Ernst & Young LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund's operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from Ernst & Young LLP about any non-audit services that Ernst & Young LLP rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating Ernst & Young LLP's independence.


FISCAL YEAR ENDED                                     TOTAL NON-AUDIT FEES
                                                      BILLED TO ADVISER AND
                                                     AFFILIATED FUND SERVICE        TOTAL NON-AUDIT FEES
                                                      PROVIDERS (ENGAGEMENTS        BILLED TO ADVISER AND
                                                     RELATED DIRECTLY TO THE       AFFILIATED FUND SERVICE
                         TOTAL NON-AUDIT FEES       OPERATIONS AND FINANCIAL         PROVIDERS (ALL OTHER
                            BILLED TO FUND           REPORTING OF THE FUND)              ENGAGEMENTS)                    TOTAL
------------------------------------------------------------------------------------------------------------------------------------
October 31, 2009                 $ 3,400                        $ 0                           $ 0                        $ 3,400
October 31, 2008                 $ 3,350                        $ 0                           $ 0                        $ 3,350

"Non-Audit Fees billed to Fund" for both fiscal year ends represent "Tax Fees" and "All Other Fees" billed to Fund in their respective amounts from the previous table.


Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund's independent accountants and (ii) all audit and non-audit services to be performed by the Fund's independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant's Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Robert P. Bremner, Jack B. Evans, Terence J. Toth, William J. Schneider and David J. Kundert.

ITEM 6. SCHEDULE OF INVESTMENTS.

      a)  See Portfolio of Investments in Item 1.

      b)  Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The registrant invests its assets primarily in municipal bonds and cash management securities. On rare occasions the registrant may acquire, directly or through a special purpose vehicle, equity securities of a municipal bond issuer whose bonds the registrant already owns when such bonds have deteriorated or are expected shortly to deteriorate significantly in credit quality. The purpose of acquiring equity securities generally will be to acquire control of the municipal bond issuer and to seek to prevent the credit deterioration or facilitate the liquidation or other workout of the distressed issuer's credit problem. In the course of exercising control of a distressed municipal issuer, NAM may pursue the registrant's interests in a variety of ways, which may entail negotiating and executing consents, agreements and other arrangements, and otherwise influencing the management of the issuer. NAM does not consider such activities proxy voting for purposes of Rule 206(4)-6 under the 1940 Act, but nevertheless provides reports to the registrant's Board on its control activities on a quarterly basis.

In the rare event that a municipal issuer were to issue a proxy or that the registrant were to receive a proxy issued by a cash management security, NAM would either engage an independent third party to determine how the proxy should be voted or vote the proxy with the consent, or based on the instructions, of the registrant's Board or its representative. A member of NAM's legal department would oversee the administration of the voting, and ensure that records were maintained in accordance with Rule 206(4)-6, reports were filed with the SEC on Form N-PX, and the results provided to the registrant's Board and made available to shareholders as required by applicable rules.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

THE PORTFOLIO MANAGER

The following individual has primary responsibility for the day-to-day implementation of the registrant's investment strategies:

NAME                       FUND
PAUL BRENNAN               Nuveen Premium Income Municipal Fund 2, Inc

Other Accounts Managed. In addition to managing the registrant, the portfolio manager is also primarily responsible for the day-to-day portfolio management of the following accounts:

                   TYPE OF ACCOUNT                   NUMBER OF
PORTFOLIO MANAGER  MANAGED                           ACCOUNTS     ASSETS
--------------------------------------------------------------------------------
Paul Brennan       Registered Investment Company     13           $12.6 billion
                   Other Pooled Investment Vehicles  0            $0
                   Other Accounts                    1            $1.06 million

* Assets are as of October 31, 2009. None of the assets in these accounts are subject to an advisory fee based on performance.

Compensation. Each portfolio manager's compensation consists of three basic elements--base salary, cash bonus and long-term incentive compensation. The compensation strategy is to annually compare overall compensation, including these three elements, to the market in order to create a compensation structure that is competitive and consistent with similar financial services companies. As discussed below, several factors are considered in determining each portfolio manager's total compensation. In any year these factors may include, among others, the effectiveness of the investment strategies recommended by the portfolio manager's investment team, the investment performance of the accounts managed by the portfolio manager, and the overall performance of Nuveen Investments, Inc. (the parent company of NAM). Although investment performance is a factor in determining the portfolio manager's compensation, it is not necessarily a decisive factor. The portfolio manager's performance is evaluated in part by comparing manager's performance against a specified investment benchmark. This fund-specific benchmark is a customized subset (limited to bonds in each Fund's specific state and with certain maturity parameters) of the S&P/Investortools Municipal Bond index, an index comprised of bonds held by managed municipal bond fund customers of Standard & Poor's Securities Pricing, Inc. that are priced daily and whose fund holdings aggregate at least $2 million. As of October 31, 2009, the S&P/Investortools Municipal Bond index was comprised of 54,552 securities with an aggregate current market value of $1,178 billion.

Base salary. Each portfolio manager is paid a base salary that is set at a level determined by NAM in accordance with its overall compensation strategy discussed above. NAM is not under any current contractual obligation to increase a portfolio manager's base salary.

Cash bonus. Each portfolio manager is also eligible to receive an annual cash bonus. The level of this bonus is based upon evaluations and determinations made by each portfolio manager's supervisors, along with reviews submitted by his peers. These reviews and evaluations often take into account a number of factors, including the effectiveness of the investment strategies recommended to the NAM's investment team, the performance of the accounts for which he serves as portfolio manager relative to any benchmarks established for those accounts, his effectiveness in communicating investment performance to stockholders and their representatives, and his contribution to the NAM's investment process and to the execution of investment strategies. The cash bonus component is also impacted by the overall performance of Nuveen Investments, Inc. in achieving its business objectives.

Long-term incentive compensation. In connection with the acquisition of Nuveen Investments, Inc., by a group of investors led by Madison Dearborn Partners in November 2007, certain employees, including portfolio managers, received profit interests in Nuveen's parent. These profit interests entitle the holders to participate in the appreciation in the value of Nuveen beyond the issue date and vest over five to seven years, or earlier in the case of a liquidity event. In addition, in July 2009, Nuveen Investments created and funded a trust, as part of a newly-established incentive program, which purchased shares of certain Nuveen Mutual Funds and awarded such shares, subject to vesting, to certain employees, including portfolio managers.

Material Conflicts of Interest. Each portfolio manager's simultaneous management of the registrant and the other accounts noted above may present actual or apparent conflicts of interest with respect to the allocation and aggregation of securities orders placed on behalf of the registrant and the other account. NAM, however, believes that such potential conflicts are mitigated by the fact that the NAM has adopted several policies that address potential conflicts of interest, including best execution and trade allocation policies that are designed to ensure (1) that portfolio management is seeking the best price for portfolio securities under the circumstances, (2) fair and equitable allocation of investment opportunities among accounts over time and (3) compliance with applicable regulatory requirements. All accounts are to be treated in a non-preferential manner, such that allocations are not based upon account performance, fee structure or preference of the portfolio manager, although the allocation procedures may provide allocation preferences to funds with special characteristics (such as favoring state funds versus national funds for allocations of in-state bonds). In addition, NAM has adopted a Code of Conduct that sets forth policies regarding conflicts of interest.

Beneficial Ownership of Securities. As of October 31, 2009, the portfolio manager beneficially owned the following dollar range of equity securities issued by the registrant and other Nuveen Funds managed by NAM's municipal investment team.

                                                                                             DOLLAR RANGE OF
                                                                                             EQUITY SECURITIES
                                                                          DOLLAR RANGE OF    BENEFICIALLY OWNED IN
                                                                          EQUITY             THE REMAINDER OF
                                                                          SECURITIES         NUVEEN FUNDS MANAGED
NAME OF PORTFOLIO                                                         BENEFICIALLY       BY NAM'S MUNICIPAL
MANAGER              FUND                                                 OWNED IN FUND      INVESTMENT TEAM
------------------------------------------------------------------------------------------------------------------
Paul Brennan         Nuveen Premium Income Municipal Fund 2, Inc          $0                 $100,001-$500,000

PORTFOLIO MANAGER BIO:

Paul Brennan, CFA, CPA, became a portfolio manager of Flagship Financial Inc. in 1994, and subsequently became an Assistant Vice President of NAM upon the acquisition of Flagship Resources Inc. by Nuveen in 1997. He became Vice President of NAM in 2002. He currently manages investments for 16
Nuveen-sponsored investment companies.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Period*                    (a)                   (b)          (c)                         (d)*
                           TOTAL NUMBER OF       AVERAGE      TOTAL NUMBER OF SHARES      MAXIMUM NUMBER (OR
                           SHARES (OR            PRICE        (OR UNITS) PURCHASED AS     APPROXIMATE DOLLAR VALUE) OF
                           UNITS)                PAID PER     PART OF PUBLICLY            SHARES (OR UNITS) THAT MAY YET
                           PURCHASED             SHARE (OR    ANNOUNCED PLANS OR          BE PURCHASED UNDER THE PLANS OR
                                                 UNIT)        PROGRAMS                    PROGRAMS
NOVEMBER 1-30, 2008            0                                  0                       4,080,000

DECEMBER 1-31, 2008            0                                  0                       4,080,000

JANUARY 1-31, 2009             0                                  0                       4,080,000

FEBRUARY 1-28, 2009        2,000                 $10.87       2,000                       4,078,000

MARCH 1-31, 2009               0                                  0
4,078,000

APRIL 1-30, 2009               0                                  0
4,078,000

MAY 1-31, 2009                 0                                  0
4,078,000

JUNE 1-30, 2009                0                                  0
4,078,000

JULY 1-31, 2009                0                                  0
4,078,000

AUGUST 1-31, 2009              0                                  0                       4,078,000

SEPTEMBER 1-30, 2009           0                                  0                       4,078,000

OCTOBER 1-31, 2009           500                 $13.12         500                       4,079,500

TOTAL                      2,500

* The registrant's repurchase program, which authorized the repurchase of 4,080,000 shares, was announced August 7, 2008. On October 3, 2009, the program was reauthorized for a maximum repurchase amount of 4,080,000 shares. Any repurchases made by the registrant pursuant to the program were made through open-market transactions.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board implemented after the registrant last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the "Exchange Act")
          (17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant's website at www.nuveen.com/CEF/Info/ Shareholder and there were no amendments during the period covered by this report. (To view the code, click on Fund Governance and then Code of Conduct.)

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Premium Income Municipal Fund 2, Inc.
            -----------------------------------------------------------

By (Signature and Title)  /s/ Kevin J. McCarthy
                         ----------------------------------------------
                          Kevin J. McCarthy
                          Vice President and Secretary

Date: January 8, 2010
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Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)  /s/ Gifford R. Zimmerman
                         ----------------------------------------------
                          Gifford R. Zimmerman
                          Chief Administrative Officer
                          (principal executive officer)

Date: January 8, 2010
    -------------------------------------------------------------------

By (Signature and Title)  /s/ Stephen D. Foy
                         ----------------------------------------------
                          Stephen D. Foy
                          Vice President and Controller
                          (principal financial officer)

Date: January 8, 2010
    -------------------------------------------------------------------